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BAIN CAPITAL SPECIALTY FINANCE, INC. INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Filed pursuant to Rule 497
Registration No. 333-227743

PROSPECTUS

7,500,000 SHARES

BAIN CAPITAL SPECIALTY FINANCE, INC.

Common Stock

           We are an externally managed specialty finance company focused on lending to middle market companies that has elected to be regulated as a business development company ("BDC"), under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "1940 Act"). Our primary focus is capitalizing on opportunities within our Senior Direct Lending strategy, which seeks to provide risk-adjusted returns and current income to our stockholders by investing primarily in middle market companies with between $10.0 million and $150.0 million in annual earnings before interest, taxes, depreciation and amortization. We focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. We may also invest in mezzanine debt and other junior securities, including common and preferred equity, on an opportunistic basis, and in secondary purchases of assets or portfolios, but such investments are not the principal focus of our investment strategy.

           We are managed by our investment adviser, BCSF Advisors, LP, a subsidiary of Bain Capital Credit, LP.

           This is an initial public offering of shares of our common stock. All of the shares of common stock offered by this prospectus are being sold by us.

           Shares of our common stock have no history of public trading. The initial public offering price per share of our common stock is 20.25. Our common stock has been approved for listing on the New York Stock Exchange under the symbol "BCSF".

           BCSF Investments, LLC and certain individuals, including Michael A. Ewald, our Chief Executive Officer and a Managing Director of Bain Capital Credit, Jonathan S. Lavine, Co-Managing Partner of Bain Capital and Founder and Chief Investment Officer of Bain Capital Credit, John Connaughton, Co-Managing Partner of Bain Capital, Jeffrey B. Hawkins, Chairman of our Board of Directors and a Managing Director of Bain Capital Credit, and Michael J. Boyle, our Vice President and Treasurer and a Director of Bain Capital Credit, intend to adopt a 10b5-1 plan (the "10b5-1 Plan") in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We expect that under such 10b5-1 Plan such parties will buy up to $20 million in the aggregate of our common stock in the open market during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of this offering, subject to certain conditions. See "Related Party Transactions and Certain Relationships." Purchases of our common stock in the open market pursuant to the 10b5-1 Plan will be subject to certain conditions and conducted in accordance with Rule 10b-18 under the Exchange Act and other applicable securities laws and regulations that set certain restrictions on the method, timing, price and volume of stock repurchases.

           We are an "emerging growth company" within the meaning of the Jumpstart Our Business Startups Act (the "JOBS Act").

           This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the "SEC"). This information will be available by written or oral request and free of charge by contacting us at Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Investor Relations, on our website at http://www.baincapitalbdc.com, or by calling us collect at (617) 516-2350. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

           Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their net asset value ("NAV"), per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering. At the initial public offering price of $20.25 per share, purchasers in this offering will experience immediate dilution of approximately $0.19 per share. See "Dilution" for more information.

           Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. The securities in which we invest will generally not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as "junk bonds," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in "Risk Factors" beginning on page 21 of this prospectus.

	Per Share	Total

Public offering price	$20.25	$151,875,000

Sales load(1)	$0.6075	$4,556,250

Proceeds, before expenses, to us(2)	$19.6425	$147,318,750

(1)
Our Advisor will pay 50% of the total sales load, which is not reflected in the table above. The portion of the sales load not payable by our Advisor will be borne by us. See "Underwriting" for a more complete description of underwriting compensation.

(2)
We estimate that we will incur offering expenses of approximately $1,875,000 in connection with this offering (reflecting the 50% of the estimated offering expenses that are payable by us). Our Advisor has agreed to pay 50% of the total estimated offering expenses in connection with this offering. We are not obligated to repay the expenses paid by our Advisor.

           We have granted the underwriters an option to purchase up to an additional 1,125,000 shares of our common stock from us, at the public offering price, less the sales load payable by us, within 30 days from the date of this prospectus. If the underwriters exercise their option to purchase additional shares in full, the total sales load payable by us will be $5.2 million and total proceeds to us, before expenses, will be $169.4 million.

           The shares will be delivered on or about November 19, 2018.

Joint Book-Running Managers

BofA Merrill Lynch	Morgan Stanley	Goldman Sachs & Co. LLC	Citigroup

Credit Suisse	Wells Fargo Securities	Keefe, Bruyette & Woods A Stifel Company

Co-Managers

Janney Montgomery Scott	JMP Securities	Academy Securities

           The date of this prospectus is November 14, 2018.

        You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Changes to the information contained in this prospectus may occur after that date, we undertake no obligation to update the information except as required by law.

        The references in this prospectus to the SEC's website are not intended to and do not include or incorporate by reference into this prospectus the information on that website. Similarly, references to our website are not intended to and do not include or incorporate by reference into this prospectus the information on that website.

 PROSPECTUS SUMMARY

        This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the more detailed information set forth under "Risk Factors" and in our consolidated financial statements and related notes and the other information included in this prospectus carefully.

        Except as otherwise indicated or where the context suggests otherwise, the terms:

  •
  "we," "us," "our" and the "Company" refer to Bain Capital Specialty Finance, Inc., a Delaware corporation, and its consolidated subsidiaries;

  •
  "BCSF," "BCSF Advisors" or "our Advisor" refers to BCSF Advisors, LP, a Delaware limited partnership, our investment adviser and a subsidiary of Bain Capital Credit;

  •
  "Administrator" or "BCSF Advisors" refers to our Advisor in its capacity as our administrator under an administration agreement between us and our Advisor;

  •
  "Bain Capital Credit" refers, collectively, to Bain Capital Credit, LP and its affiliated advisers, including our Advisor;

  •
  "Bain Capital" refers, collectively, to Bain Capital, LP, a Delaware limited partnership, its associated investment funds and their respective affiliates; Bain Capital is a diversified private investment firm of which Bain Capital Credit is a subsidiary;

  •
  "Affiliate Advisors" refers to Bain Capital and its affiliated advisors, including Bain Capital Credit and our Advisor;

  •
  "Bain Capital Credit Funds" or "Bain Capital Credit Clients" refers to the funds and accounts managed by Bain Capital Credit; and

  •
  "Related Funds" refers to the funds and accounts managed by the Affiliate Advisors (including our Advisor's funds).

Bain Capital Specialty Finance

        We are an externally managed specialty finance company focused on lending to middle market companies. We have elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "1940 Act"). We are managed by our Advisor, a subsidiary of Bain Capital Credit. Since we commenced operations on October 13, 2016 through September 30, 2018, we have invested approximately $1,727.9 million in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. We seek to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out, unitranche and second lien debt, investments in strategic joint ventures, equity investments and, to a lesser extent, corporate bonds.

Investment Strategy

        Our primary focus is capitalizing on opportunities within our Senior Direct Lending strategy, which seeks to provide risk-adjusted returns and current income to our stockholders by investing primarily in middle market companies with between $10.0 million and $150.0 million in annual earnings before interest, taxes, depreciation and amortization ("EBITDA"). However, we may, from time to time, invest in larger or smaller companies. We focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. We generally seek to retain effective voting control in respect of the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We may also invest in mezzanine debt and other junior securities, including common and preferred equity, on an opportunistic basis, and in secondary purchases of assets or portfolios, but such investments are not the principal focus of our investment strategy. In addition, we may invest, from time to time, in distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities. We generate revenues primarily through receipt of interest income from the investments we hold. In addition, we generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. The companies in which we invest use our capital for a variety of reasons, including to support organic growth, to fund changes of control, to fund acquisitions, to make capital investments and for refinancing and recapitalizations.

Investment Portfolio

        As of September 30, 2018, our portfolio on a fair value basis was comprised of 75.0% secured debt investments (56.9% in first lien term loans, 2.2% in first lien last out term loans and 15.9% in second lien debt), 1.8% in subordinated debt 2.5% in corporate bonds, 19.1% in investment vehicles (representing our equity interest in our joint venture with Antares (as defined below)), 1.4% common equity and 0.2% in preferred equity.

        As of September 30, 2018, our portfolio was diversified across 30 different industries. The largest industries in our portfolio, based on fair value as of September 30, 2018, were high tech, healthcare and pharmaceuticals, and business services, which represented 14.2%, 7.9%, and 7.0%, respectively, as a percentage of our portfolio at fair value. As of September 30, 2018, the weighted average gross yield of our total portfolio at cost was 8.7%. As of September 30, 2018, no investments in our portfolio were on non-accrual status.

        On November 29, 2017, we invested in a joint venture with Antares Midco Inc. ("Antares") called ABC Complete Financing Solution LLC, which makes investments through its subsidiary, Antares Bain Capital Complete Financing Solution LLC (together with ABC Complete Financing Solution LLC, "ABCS"). We and Antares, as members of ABCS, have agreed to contribute capital up to (subject to the terms of our agreement) $950.0 million in aggregate to purchase equity interests in ABCS, with us and Antares contributing up to $425.0 million and $525.0 million, respectively. Funding of such capital contributions requires the consent of both Antares Credit Opportunities Manager LLC and the Advisor on behalf of Antares and the Company, respectively. As of September 30, 2018, we and Antares had contributed approximately $257.6 million and $318.2 million to ABCS, respectively. As of September 30, 2018, ABCS had $1.5 billion in loans and was invested across 13 industries. The largest industries based on fair value as of September 30, 2018, were Services: Business, Capital Equipment and Chemicals, Plastics and Rubber, which represented 17.2%, 15.2%, and 9.2%, respectively, as a percentage of the ABCS portfolio at fair value.

Competitive Strengths

        A Premier Global Asset Management Platform.    Bain Capital is one of the world's leading private alternative asset management firms with approximately $105 billion in assets under management ("AUM") as of June 30, 2018. Bain Capital Credit has been a leader in investing in global credit for over 20 years and had approximately $40 billion in AUM as of June 30, 2018. Since inception in 1998, Bain Capital Credit has been a consistent investor in the middle market through multiple credit cycles and over this time has developed a global sourcing network, deep industry expertise and a proven track record.

        Experienced Management Team.    We seek to capitalize on the significant experience and expertise of Bain Capital Credit's investment team, including its dedicated 31-person Bain Capital Private Credit

Group, which is represented across Bain Capital Credit's Boston, Chicago, New York, London, Dublin and Sydney offices. The Private Credit Group has been a core component of Bain Capital Credit's investment strategy since inception and is led by Michael Ewald, who has 22 years of experience with 18 of those years at Bain Capital Credit. As of September 30, 2018, the senior investment professionals in the Private Credit Group had an average of 13 years of overall industry experience and the managing directors of Bain Capital Credit had an average investment experience of over 20 years. We believe the experience of our management team across multiple credit cycles, asset classes and industries provides us with a competitive advantage in sourcing and idea generation, investment diligence & recommendation, credit committee approval and portfolio construction and portfolio & risk management.

        Extensive Origination Capabilities and Disciplined, Professional Investment Process.    Our Advisor originates investments by utilizing the Private Credit Group's global sourcing capabilities and its extensive contacts and relationships with over 1,500 middle market private equity sponsors, banks and financial intermediaries. Our origination and underwriting capabilities are further enhanced by Bain Capital Credit's Industry Research Teams and Distressed & Special Situations Group, which include 33 and 56 investment professionals, respectively, each with its own sets of origination contacts and deep sector and specialized investment expertise. Our Advisor utilizes Bain Capital Credit's rigorous investment due diligence and approval process. Bain Capital Credit's investment teams take a bottom-up approach to investing which is complimented by the macro relative value insights of credit committee members and portfolio managers across different geographies, industries and investment securities. Bain Capital Credit's Industry Research Teams also provide us access to deep experience across a range of industries that we believe is unique to us as a middle market credit investor. We believe this extensive network and disciplined investment process will continue to produce consistent, differentiated deal flow and facilitate our investment process.

        Breadth of Platform and Infrastructure.    We invest across multiple asset classes, benefitting from the breadth of Bain Capital Credit's platform and the depth and experience of its portfolio management team. Bain Capital Credit's dedicated Credit Committee, risk and oversight committee and our Advisor provide superior risk management. In addition, we benefit from the financing expertise of Bain Capital Credit's Structured Products team and have the ability to leverage Bain Capital's long-standing relationships with various financial institutions to source and structure attractive funding and financing solutions. Lastly, Bain Capital Credit's platform provides us with strong asset management infrastructure, including access to significant finance, operations, legal, compliance, technology and other support functions resources.

        Portfolio of Performing, Predominantly Senior Secured, Floating Rate Loans.    We have invested approximately $1,727.9 million in aggregate principal amount of debt and equity investments through September 30, 2018. As of September 30, 2018, we had investments in 113 portfolio companies with an aggregate fair value of $1,351.4 million across 30 different industries that we believe exhibit strong credit quality and industry diversification. As of September 30, 2018, the portfolio was comprised of 56.9% of first lien term loans, 2.2% of first lien last out term loans, 15.9% in second lien term loans, 1.8% in subordinated debt, 19.1% in investment vehicles, which represents our interest in unitranche loans through ABCS, and the remaining 4.1% in corporate bonds and preferred and common equity interests. As of September 30, 2018, approximately 95.6% of our debt investments bore interest at floating rates, subject to interest rate floors; floating rate loans provide protection in rising interest rate environments. As of September 30, 2018, 89.7% of the portfolio was invested in U.S.-domiciled companies and 10.3% in non-U.S. domiciled companies, including in the United Kingdom, Ireland, Sweden, France, Norway and the Netherlands. We believe this geographic diversification is a reflection of our Advisor's global platform and ability to find value across borders. We believe that this portfolio generates consistent attractive risk adjusted levels of income.

        Strategic Partnerships.    We have access to a range of differentiated strategic partnerships given the scope of Bain Capital and the breadth of our network. For example, in November 2017, we invested in ABCS, a joint venture with Antares. ABCS provides senior secured first lien unitranche loans to private equity backed middle market borrowers. All investment decisions of ABCS require the consent of both our Advisor and Antares Credit Opportunities Manager LLC, as representatives of us and Antares, respectively. We believe our ability to form other strategic partnerships will provide increased investment opportunities and enhance portfolio diversification.

Market Opportunity

        We believe middle market lending continues to exhibit an attractive risk-reward profile due to a confluence of factors present in the current investment environment.

        Favorable Demand Dynamic.    Our investment strategy focuses on investing in loans and securities to middle market, primarily private equity sponsor-backed, companies. As such, we view demand for financing solutions as a function of the size and health of the middle market and the level of investment activity from middle market private equity sponsors. From a technical perspective, demand continues to build for middle market financing as private equity sponsors' uninvested equity continues to grow. According to industry sources such as Preqin, private equity buyout funds have raised record amounts of new capital in recent years, and we anticipate this trend to continue. We expect this large amount of private equity dry powder will create sustained and robust demand for new loans. Another potential source of demand will come from maturing middle market debt and mergers and acquisitions activity as companies look to augment more muted growth expectations through strategic acquisitions.

        Premium to Public Debt Markets with Structural Advantages.    The middle market continues to command an illiquidity and complexity premium relative to the large corporate market. While the underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are generally unable to access these markets due to lack of corporate rating provided by credit rating agencies and limited liquidity of their debt. Given the more limited sources of financing and increased complexity required to underwrite middle market loans, middle market companies typically pay higher interest rates relative to large corporate borrowers of similar credit quality. In addition, middle market companies offer more conservative capital structures compared to larger companies with broadly syndicated loans. From a structure perspective, leverage levels in the large corporate market have consistently been 0.25x-1.00x turns of leverage wider than those in the middle market. In addition, middle market companies often have higher sponsor equity contributions, which we view as a positive structural advantage. Middle market loans also typically benefit from maintenance and financial covenants, which can include restrictions on leverage levels and interest coverage, tighter restricted payment provisions and more limited baskets, affording lenders better protections and the ability to intervene earlier should a company's financial condition deteriorate. Lastly, direct middle market lenders generally have greater access to company information and often perform due diligence alongside the private equity sponsor, receiving detailed company reports, industry reports and a quality of earnings analyses.

        Sponsors' Preference for Scaled Financing Partners, Patient Capital and Customized Financing Solutions.    While the withdrawal of traditional bank lenders from middle market lending has been offset by the entrance and growth of non-traditional lenders, we believe the current environment favors long-standing, scaled investment platforms with a consistent commitment to the middle market and ability to provide customized financing solutions in scale. As competition increases in middle market private equity for portfolio companies, we expect lenders who can provide scale, speed, confidentiality, consistency and customization will become preferred financing sources over traditional bank lenders, particularly for sponsor-backed companies. With the benefit of Bain Capital Credit's asset management infrastructure, including its finance, operations, legal and compliance capabilities, we believe we are well-positioned to deliver such results.

        Industry Dynamics Favor Non-Traditional Lenders.    According to LCD, an offering of S&P Global Market Intelligence, since 2003, bank lenders' involvement in sponsored middle market transactions has fallen from approximately 70% to approximately 20%, with non-traditional lenders now comprising the bulk of activity. This shift is due in part to traditional bank lenders becoming subject to myriad stringent regulatory requirements, such as Basel III and the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank") after the global financial crisis, which, in turn, have made it less attractive for banks to lend to middle market companies. Although the current administration has taken a more liberal stance towards the regulation of U.S. financial institutions, we do not see a meaningful resurgence of traditional bank lending within the middle market in the near future given the onerous operational and human capital demands of re-starting those businesses.

Our Investment Advisor and the Administrator

        Our Advisor is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Subject to the supervision of our board of directors (our "Board"), a majority of which is comprised of directors who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act (each such director, an "Independent Director"), BCSF manages our day-to-day operations and provides us with investment advisory and management services, pursuant to an investment advisory agreement (the "Investment Advisory Agreement") between us and our Advisor, and certain administrative services, pursuant to an administrative services agreement (the "Administration Agreement") between us and our Advisor. Our Advisor is a subsidiary of Bain Capital Credit, a multi-asset alternative investment firm which, together with its subsidiaries, had approximately $40 billion in AUM as of June 30, 2018.

        Under a resource sharing agreement (the "Resource Sharing Agreement") between our Advisor and Bain Capital Credit, Bain Capital Credit provides our Advisor with experienced investment professionals (including the members of Bain Capital Credit's Credit Committee) and access to the resources of Bain Capital Credit. These resources and personnel enable our Advisor to fulfill its obligations under the Investment Advisory Agreement. Through the Resource Sharing Agreement, our Advisor benefits from the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Bain Capital Credit's investment professionals. See "Management Agreements" and "Risk Factors—Risks Relating to Our Business and Structure—We are dependent upon key personnel of Bain Capital Credit and our Advisor."

        Bain Capital Credit has an extensive track record as a non-traditional lender in the middle market and since being formed over 20 years ago has invested across credit products and the fixed income universe, including performing and distressed bank loans, high yield bonds, debtor-in-possession loans, senior direct lending, mezzanine debt and other junior securities, structured products, credit-based equities and other investments. Bain Capital Credit is a subsidiary of Bain Capital, a diversified private investment firm. Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies.

        The Private Credit Group of Bain Capital Credit is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our management team consists of investment and administrative professionals from our Advisor. As of September 30, 2018, the Bain Capital Credit Private Credit Group was comprised of 31 dedicated investment professionals, all of whom spend substantial time focused on us. These professionals are supported by an additional 97 investment professionals in Bain Capital Credit's Industry Research Teams, Trading Desk and Distressed & Special Situations Group Team. Most of these individuals have additional responsibilities other than those relating to us, but generally allocate a portion of their time in support of our business and our investment objective and providing us access to deep experience across a range of industries that we believe is unique to us as a middle market credit investor. In addition, Bain Capital Credit believes that it has superior support personnel, including expert teams in risk management, legal, accounting, tax, information technology and compliance, among others. We benefit from the support provided by these personnel to our operations.

        Our investments are reviewed by a credit committee that is comprised of at least three experienced credit professionals, who are selected based on strategy and geography. Such credit professionals can include members of Bain Capital Credit's Credit Committee, which includes Jonathan S. Lavine, Tim Barns, Michael A. Ewald, Alon Avner, Jeffrey B. Hawkins, Viva Hyatt, Christopher Linneman, Jeff Robinson and John Wright. See "Management—Biographical Information" for a description of the experience of each member of Bain Capital Credit's Credit Committee. A portfolio manager leads the decision making process for each investment and engages the credit committee throughout the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. The extensive and varied experience of the investment professionals serving on Bain Capital Credit's Credit Committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a broad range of applicable perspectives in the evaluation of each investment opportunity.

Corporate Structure

        We were formed as an externally managed, closed-end, non-diversified management investment company on October 5, 2015 and commenced operations on October 13, 2016. As of September 30, 2018, we had raised approximately $1,256.1 million and had undrawn commitments of $376.6 million.

Operating and Regulatory Structure

        We have elected to be regulated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act also requires that a majority of the directors on the Board be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless such change is approved by a majority of our outstanding voting securities.

        As a BDC, we are generally prohibited from acquiring assets other than qualifying assets, unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, "eligible portfolio companies" include (1) private U.S. operating companies, (2) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange and the Nasdaq Stock Market) or registered under the Exchange Act, and (3) public U.S. operating companies having a market capitalization of less than $250.0 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies.

        We also have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), commencing concurrently with our election to be treated as a BDC. A BDC that has elected to be a RIC generally does not incur any U.S. federal income tax so long as the BDC continuously maintains its BDC election in accordance with the 1940 Act, at least 90% of the BDC's gross income each taxable year consists of certain types of qualifying investment income, the BDC satisfies certain asset composition requirements at the close of each quarter of its taxable year, and if the BDC distributes all of its taxable income (including net realized capital gains, if any) to its stockholders on a timely basis. See "Material U.S. Federal Income Tax Considerations."

        We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay an applicable U.S. federal excise tax.

Use of Leverage

        From time to time, we may borrow funds, including under our credit facilities, or issue debt securities or preferred securities to make additional investments or for other purposes. This is known as "leverage" and could increase or decrease returns to our stockholders. The use of borrowed funds or the proceeds of preferred stock offerings to make investments has specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock are borne by our stockholders. As a BDC, with certain limited exceptions, we may only borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, is in compliance with the ratio for BDCs set forth in the 1940 Act. In accordance with the 1940 Act, absent approval of our Board or our stockholders, we will not borrow funds or issue preferred stock in an amount such that our asset coverage ratio exceeds 200%. Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% (i.e., a debt-to-equity ratio of 1:1) to an asset coverage ratio of 150% (i.e., a debt-to-equity ratio of 2:1, thereby doubling our leverage capacity), if certain requirements are met. We are permitted to increase our leverage capacity if we obtain the requisite stockholder vote to permit such increase in leverage. If we receive such stockholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the independent members of our Board approve such increase, with such approval becoming effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.

        Our Advisor plans to seek Board and stockholder approval to reduce our asset coverage ratio to 150% as soon as practical following the completion of this offering. If such approvals are obtained, our Advisor intends to amend the base management fee to implement a tiered management fee so that the base management fee of 1.5% will continue to apply to assets held at an asset coverage ratio of 200%, but a base management fee of 1.0% would apply to any amount of assets attributable to leverage decreasing our asset coverage ratio below 200%. We do not intend to change our primary focus of capitalizing on opportunities within our Senior Direct Lending strategy, which seeks to provide risk-adjusted returns and current income to our stockholders by investing primarily in middle market companies.

        The amount of leverage that we employ will depend on the assessment of our Advisor regarding market conditions and other factors at the time of any proposed borrowing or issuance. See "Senior Securities."

        On September 28, 2018 (the "2018-1 Closing Date") we, through a wholly owned and consolidated subsidiary, BCC Middle Market CLO 2018-1, LLC (the "2018-1 Issuer"), completed a $451.2 million term debt securitization (the "CLO Transaction"). The notes issued in connection with the CLO Transaction (the "2018-1 Notes") are secured by a diversified portfolio of the 2018-1 Issuer consisting primarily of middle market loans and participation interests in middle market loans, the majority of which are senior secured loans (the "Collateral Obligations"). We have held 100% of the membership interests (the "Membership Interests") in the 2018-1 Issuer since its formation on August 3, 2018. The Membership Interests do not bear interest and had a nominal value of approximately $85.5 million at closing of the CLO Transaction. For more information on our debt, see "Management's Discussion and Analysis of Financial Condition and Results of Operations-Financial Condition, Liquidity and Capital Resources."

Conflicts of Interest, Exemptive Relief and Allocation of Opportunities

        As a diversified private investment firm, Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies. Bain Capital currently has a number of Affiliate Advisors, each of which focuses primarily on a different investment strategy, although such investment strategies overlap from time to time. The conflicts of interest that we may encounter include those discussed below and elsewhere throughout this prospectus. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

        In the ordinary course of conducting our activities, our interests and the interests of our stockholders may conflict with the interests of our Advisor, Bain Capital Credit Funds, Related Funds or their respective affiliates. There are numerous potential and actual conflicts of interest among us, the Bain Capital Credit Funds, the Affiliate Advisors, and the Related Funds. For example, our Advisor is entitled to a management and incentive fee under the terms of the Investment Advisory Agreement. The existence of the incentive fee may create an incentive for our Advisor to cause us to make more speculative investments than we would otherwise make in the absence of performance-based compensation.

        Bain Capital Credit and its Affiliate Advisors manage a number of pooled investment vehicles that may desire to invest in the same investment opportunities. Bain Capital Credit and its Affiliate Advisors have adopted written allocation policies that seek to allocate investment opportunities among investment vehicles fairly and equitably over time. We may invest alongside the Bain Capital Credit Funds and/or Related Funds in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations. We believe that co-investment by us and such Bain Capital Credit Funds and/or Related Funds affords us additional investment opportunities and an ability to achieve greater asset diversification. We, our Advisor and Bain Capital Credit have been granted an exemptive relief order by the SEC which permits us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other Bain Capital Credit Funds and/or Related Funds in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Specifically, our exemptive relief order permits us to invest with other Bain Capital Credit Funds and/or Related Funds in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. This exemptive order permitting co-investment transactions generally applies only if the Independent Directors and Directors who have no financial interest in such transaction review and approve in advance each co-investment transaction. The exemptive order also imposes other conditions with which we must comply in order to engage in certain co-investment transactions.

        In addition, it is expected that most or all of the Bain Capital Credit officers and employees responsible for managing us will have responsibilities with respect to other funds or accounts managed by Bain Capital Credit, including funds and accounts that may be raised in the future. Such officers and employees will spend substantial time monitoring the investments of Bain Capital Credit Funds. Conflicts of interest may arise in allocating time, services or functions of these officers and employees. The Affiliate Advisors have existing and potential advisory and other relationships with a significant number of portfolio companies and other clients, and have in the past and may in the future provide financing, services, advice or otherwise deal with third parties whose interests conflict with the interests of a company in which a Bain Capital Credit Client, including us, has invested, such as competitors, suppliers or customers of a company in which the Bain Capital Credit Client has invested. On occasion, an Affiliate Advisor will recommend or cause such a third party to take actions that are adverse to a Bain Capital Credit Client or companies in which it has invested. Moreover, our Advisor, Bain Capital Credit and Bain Capital sponsor and manage various investment vehicles, and may form new investment vehicles in the future, that may compete with us for investment opportunities. Bain Capital Credit Funds and/or Related Funds may make certain investments that are appropriate for us and, as a result, we may receive a smaller allocation of any such investment or no allocation at all.

        For more information on allocation of opportunities and our perceived and actual conflicts of interest, see "Risk Factors—Risks Relating to Our Business and Structure—There are significant actual or potential conflicts of interest that could affect our investment returns" and "Related Party Transactions and Certain Relationships."

Implications of Being an Emerging Growth Company

        We currently are, and expect to remain, an "emerging growth company," as that term is used in the JOBS Act, until the earliest of:

  •
  up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement;

  •
  the last day of the first fiscal year in which our annual gross revenues are $1.07 billion or more;

  •
  the date on which we have, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt securities; and

  •
  the date that we become a "large accelerated filer" as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30.

        Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected. See "Risk Factors—Risks Relating to this Offering and Our Common Stock—Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock."

        In addition, Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the "Securities Act"), and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act, provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to "opt out" of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

Summary Risk Factors

  •
  We have a limited operating history.

  •
  We may be unable to meet our investment objective or investment strategy.

  •
  We depend upon key personnel of Bain Capital Credit and our Advisor.

  •
  We depend on strong referral relationships to provide us with potential investment opportunities.

  •
  We may not replicate the historical results achieved by Bain Capital Credit, by our Advisor or by its affiliates.

  •
  There are significant actual or potential conflicts of interest that could affect our investment returns.

  •
  We may need to raise additional capital.

  •
  Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us. The risks of investment in a highly leverage fund include volatility and possible distribution restrictions.

  •
  We are subject to risks associated with the current interest rate environment and, to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

  •
  We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

  •
  Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

  •
  Our Advisor and/or Administrator can resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

  •
  We and our Advisor are subject to regulations and SEC oversight. If we or they fail to comply with applicable requirements, it may adversely impact our results relative to companies that are not subject to such regulations.

  •
  The lack of liquidity in our investments may adversely affect our business.

  •
  Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

  •
  We may invest in high yield debt, or junk bonds, which has greater credit and liquidity risk than more highly rated debt obligations.

  •
  Our portfolio companies may default.

  •
  Our investments may be concentrated in a limited number of portfolio companies and industries.

  •
  We are subject to risks associated with our joint venture.

  •
  We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

  •
  Investing in our common stock involves an above average degree of risk.

        See "Risk Factors" and information included elsewhere in this prospectus for a description of these and other risks and uncertainties.

Recent Developments

        Our Board intends to declare a distribution of $0.41 per share for the quarter ending December 31, 2018 to stockholders of record as of December 31, 2018. Holders as of the record date of common stock offered pursuant to this prospectus will be entitled to receive this distribution, which is expected to be paid on or about January 15, 2019.

Company Information

        Our principal executive offices are located at 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, and our telephone number is (617) 516-2000. Our corporate website is located at http://www.baincapitalbdc.com. Information on our website is not incorporated into or a part of this prospectus.

 THE OFFERING

Common stock offered by us	7,500,000 shares, excluding 1,125,000 shares of common stock issuable pursuant to the option granted to the underwriters.
Common stock to be outstanding after this offering	51,482,137 shares, excluding 1,125,000 shares of common stock issuable pursuant to the option granted to the underwriters.
Use of proceeds	Our net proceeds from this offering will be approximately $145.4 million (or approximately $167.5 million if the underwriters exercise in full their option to purchase additional shares).

We intend to use substantially all of the proceeds from the offering, net of expenses, to repay a portion of our outstanding indebtedness. We intend to use any remaining proceeds to make investments in accordance with our investment objectives and strategies and for general corporate purposes.

Based on prevailing market conditions, we expect to invest the portion of the proceeds to be allocated to investments, if any, within six months. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objectives and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment.

We may re-borrow the amount of our indebtedness that we repay, subject to certain conditions. See "Use of Proceeds."
Advisor payment of sales load and offering expenses	Our Advisor has agreed to pay 50% of the sales load and offering expenses in connection with this offering.
Regulatory and tax status

We have elected to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and timely distribute to our stockholders at least 90% of our "investment company taxable income" as defined by the Code, which generally includes net ordinary income and net short-term capital gains in excess of net long-term capital losses, for each taxable year. See "Distributions" and "Material U.S. Federal Income Tax Considerations."

Distributions

We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board. All future distributions will be subject to lawfully available funds therefor, and we can offer no assurance that we will be able to declare such distributions in future periods.

We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See "Distributions."

Our Board intends to declare a distribution of $0.41 per share for the quarter ending December 31, 2018 to stockholders of record as of December 31, 2018. Holders as of the record date of common stock offered pursuant to this prospectus will be entitled to receive this distribution, which is expected to be paid on or about January 15, 2019.

Dividend reinvestment plan

We have adopted a dividend reinvestment plan ("DRIP") for our stockholders, which, from and after this offering, is an "opt out" DRIP. Under this plan, if we declare a cash distribution, our stockholders who have not elected to "opt out" of our DRIP will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder elects to "opt out," that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash and, for this purpose, stockholders receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan. However, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See "Dividend Reinvestment Plan."

Listing	Our common stock has been approved for listing on the New York Stock Exchange under the symbol "BCSF".

Fees and expenses

We pay our Advisor a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a base management fee and an incentive fee. The base management fee is payable quarterly in arrears and is calculated at an annual rate of 1.5% of our gross assets, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. The amount of gross assets will be based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The incentive fee is comprised of the following two parts:

•

An incentive fee on net investment income, which we refer to as the incentive fee on income. Currently the incentive fee on net investment income is calculated and payable quarterly in arrears and is based upon our pre-incentive fee net investment income for the immediately preceding quarter. The quarterly incentive fee on income is (a) 100% of the excess of our pre-incentive fee net investment income for the immediately preceding calendar quarter, over a hurdle rate of 1.5% per quarter (6% annualized), until our Advisor has received a "catch-up" equal to 17.5% of the pre-incentive fee net investment income, plus (b) 17.5% of pre-incentive fee net investment income above the catch-up.

•

An incentive fee on capital gains is calculated and payable in arrears as of the end of each fiscal year equal to 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

On October 11, 2018, our Board approved, subject to completion of this offering, an amended and restated Investment Advisory Agreement that adds a provision requiring that the incentive fee on net investment income, beginning with the calendar quarter that commences on January 1, 2019, be subject to a twelve-quarter lookback hurdle rate of 1.5% per quarter (6% annualized).

See "Fees and Expenses" and "Management Agreements—Investment Advisory Agreement and Administration Agreement."

Leverage

From time to time, we may borrow funds, including under our credit facilities, or issue debt securities or preferred securities to make additional investments or for other purposes. This is known as "leverage" and could increase or decrease returns to our stockholders. The use of borrowed funds or the proceeds of preferred stock offerings to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock. As a BDC, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% after such borrowing or issuance. Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% (i.e., a debt-to-equity ratio of 1:1) to an asset coverage ratio of 150% (i.e., a debt-to-equity ratio of 2:1, thereby doubling our leverage capacity), if certain requirements are met. We are permitted to increase our leverage capacity if we obtain the requisite stockholder vote to permit such increase in leverage. If we receive such stockholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the independent members of our Board approve such increase, with such approval becoming effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. Our Advisor plans to seek Board and stockholder approval to reduce our asset coverage ratio to 150% as soon as practical following the completion of this offering. If such approvals are obtained, our Advisor intends to amend the base management fee to implement a tiered management fee so that the base management fee of 1.5% will continue to apply to assets held at an asset coverage ratio of 200%, but a base management fee of 1.0% would apply to any amount of assets attributable to leverage decreasing our asset coverage ratio below 200%. The amount of leverage that we employ will depend on our Advisor's assessment of market conditions and other factors at the time of any proposed borrowing. See "Senior Securities."

Trading at a discount

Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV. We are not generally able to issue and sell our common stock at a price below our NAV per share unless, among other things, we receive the requisite stockholder approval for such a sale. The risk that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV. See "Risk Factors—Risks Relating to this Offering and Our Common Stock—Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering."

Advisor

Our investment activities are externally managed by our Advisor, a subsidiary of Bain Capital Credit, pursuant to the Investment Advisory Agreement. Our Advisor is registered as an investment adviser with the SEC. See "Management Agreements—Our Investment Advisor" and "Management Agreements—Investment Advisory Agreement and Administration Agreement."

Administrator

Our Advisor also serves as our Administrator. We have entered into an Administration Agreement with the Administrator. The Administration Agreement provides for reimbursement of our Administrator for our directly allocable overhead and other expenses. Our Administrator has retained U.S. Bancorp Fund Services, LLC to act as sub-administrator. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

Custodian, transfer agent and dividend disbursing agent

U.S. Bank National Association ("U.S. Bank") serves as our custodian. U.S. Bank Global Fund Services serves as our transfer agent and dividend disbursing agent. See "Custodian and Transfer and Dividend Disbursing Agent."

Risk factors	See "Risk Factors" and the other information in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our common stock.
Available information

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of which this prospectus is a part, which contains additional information about us and the shares of our common stock being offered by this prospectus. We file annual, quarterly and current reports, proxy statements and other information meeting the information requirements of the Exchange Act with the SEC. This information is available at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (202) 551-8090 or (800) SEC-0330.

We maintain a website at http://www.baincapitalbdc.com and intend to make all of our periodic and current reports, proxy statements and certain other information available, free of charge, on or through our website. The information on our website is not incorporated by reference in this prospectus. You may also obtain such information by contacting us, in writing at: Bain Capital Specialty Finance,  Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Investor Relations, and by telephone (collect) at (617) 516-2000.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under "annual expenses" are based on estimated amounts for our current fiscal year and assume that we issue 7,500,000 shares of common stock in the offering at the offering price. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or that "we" will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	6.00	%(1)
Sales load paid by Advisor	(3.00	)%(2)
Offering expenses	2.47	%(3)
Offering expenses paid by Advisor	(1.23	)%(4)
Dividend reinvestment plan expenses	0.00%	(5)

Total stockholder transaction expenses	4.24%

Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.02	%(6)
Incentive fees payable under the Investment Advisory Agreement (17.5% of net investment income and realized capital gains)	1.42	%(7)
Interest payments on borrowed funds	2.46	%(8)
Other expenses	0.84	%(9)
Acquired fund fees and expenses	0.21	%(10)

Total annual expenses (estimated)	6.95%

(1)
The underwriting discount and commission with respect to shares of common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.

(2)
Our Advisor has agreed to pay 50% of the sales load in connection with this offering. We are not obligated to repay the sales load paid by our Advisor.

(3)
Amount reflects estimated offering expenses of approximately $3.75 million.

(4)
Our Advisor has agreed to pay 50% of the total offering expenses in connection with this offering. We are not obligated to repay the offering expenses paid by our Advisor.

(5)
The expenses of the DRIP are included in "other expenses" in the table above. For additional information, see "Dividend Reinvestment Plan."

(6)
Our management fee is 1.5% of our average gross assets at the end of each of the two most recently completed calendar quarters (excluding cash and cash equivalents, but including assets purchased with borrowed amounts or other forms of leverage). For purposes of this table, we have assumed that we maintain no cash or cash equivalents. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

(7)
The amount above reflects the estimated incentive fee based on performance under the terms of the Investment Advisory Agreement, effective upon completion of this offering. Following such time, the incentive fee payable to our Advisor will be based on our performance and will not be paid unless we achieve certain goals. The incentive fee will consist of two parts, one based on income and the other based on capital gains, that will be determined independent of each other, with the result that one component may be payable even if the other is not:

(i)
an incentive fee on net investment income, for any quarter in which our pre-incentive fee net investment income exceeds 1.5%, that will equal 100% of income until our Advisor has received a "catch-up" equal to 17.5% of the pre-incentive fee net investment income, plus 17.5% of pre-incentive fee net investment income above the catch-up; and

(ii)
an incentive fee on capital gains that will equal 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

On October 11, 2018, our Board approved, subject to completion of this offering, an amended and restated Investment Advisory Agreement that adds a provision requiring that the incentive fee on net investment income, beginning with the calendar quarter that commences on January 1, 2019, be subject to a twelve-quarter lookback hurdle rate of 1.5% per quarter (6% annualized).

See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

(8)
Interest payments on borrowed funds represents an estimate of our annualized interest expense based on our total borrowings as of September 30, 2018. At September 30, 2018, the weighted average effective interest rate for total outstanding debt was 4.23%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act. See "Description of Capital Stock—Capital Stock—Preferred Stock."

(9)
"Other expenses" includes estimated overhead expenses, including payments under the Administration Agreement with our Administrator, and is estimated for the current fiscal year. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

(10)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest. The amount reflected in the table is with respect to the estimated annual fees and operating expenses of ABCS.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above, except for the incentive fee based on income, and that stockholders pay stockholder transaction expenses of 4.24% with respect to common stock sold by us in this offering.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains)(1)	$95	$200	$303	$558
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains)(2)	$108	$236	$359	$646

(1)
Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Investment Advisory Agreement and therefore subject to the incentive fee based on capital gains. Because our investment strategy involves investments that generate primarily current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. The example assumes inclusion of offering expenses of approximately $1.875 million payable by us and reinvestment of all distributions at NAV. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our DRIP may occur at a price per share that differs from NAV. See "Dividend Reinvestment Plan" for additional information regarding our DRIP.

        This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. The amounts included in the table above for "Other expenses" represent our estimates for the fiscal year ending December 31, 2018.

RISK FACTORS

        Investing in our common stock involves certain risks. There can be no assurance that our investment objectives will be achieved or that an investor will receive a return of its capital. In addition, there will be occasions when our Advisor and its affiliates may encounter potential conflicts of interest in connection with us. You should carefully consider these risk factors, together with all of the other information included in this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our common stock. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the price per share of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history.

        We began operations on October 13, 2016 and have limited operating history. As a result, we have limited financial information on which you can evaluate an investment in us or our prior performance. There can be no assurance that we will achieve the results achieved by past investments of Bain Capital Credit or our Advisor. Past performance should not be relied upon as an indication of future results. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of a stockholder's investment could decline substantially or that the stockholder will suffer a complete loss of its investment in us.

        We are the first BDC that Bain Capital Credit or our Advisor has managed. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the majority of other investment vehicles managed by Bain Capital Credit or our Advisor. We, our Advisor and Bain Capital Credit have limited experience operating or advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objectives.

We may be unable to meet our investment objectives or investment strategy.

        Investing in us is intended for long-term investors who can accept the risks associated with investing primarily in potentially illiquid, privately negotiated (i) senior first lien, stretch senior (as further described hereinafter), senior second lien and unitranche loans, (ii) mezzanine debt and other junior investments and (iii) secondary purchases of assets or portfolios that primarily consist of middle market corporate debt. We may also invest, from time to time, in equity securities, distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities. There can be no assurance that we will achieve our investment or performance objectives, including our targeted returns. Accordingly, the possibility of partial or total loss of our capital exists.

We are dependent upon key personnel of Bain Capital Credit and our Advisor.

        Our ability to achieve our investment objectives will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on the financial and managerial expertise of our Advisor, including with resources utilized from Bain Capital Credit. Although we have attempted to foster a team approach to investing, the loss of key individuals employed by Bain Capital Credit or our Advisor could have a material adverse effect on our financial condition, performance and ability to achieve our investment objectives. If these individuals do not maintain their employment or other existing relationships with Bain Capital Credit or our Advisor and do not develop new relationships with other sources of investment opportunities available to us, we may not be able to grow our investment portfolio.

        Bain Capital Credit's and our Advisor's investment professionals have substantial responsibilities in connection with the management of other Bain Capital Credit Clients. The personnel of Bain Capital Credit may be called upon to provide managerial assistance to our portfolio companies. These demands on their time, which may increase as the number of investments grow, may distract them or slow our rate of investment. The employees of our Advisor and other Bain Capital Credit investment professionals expect to devote such time and attention to the conduct of our business as such business shall reasonably require. However, there can be no assurance, for example, that the members of our Advisor or such investment professionals will devote any minimum number of hours each week to our affairs or that they will continue to be employed by Bain Capital Credit. Subject to certain remedies, in the event that certain employees of our Advisor cease to be actively involved with us, we will be required to rely on the ability of Bain Capital Credit to identify and retain other investment professionals to conduct our business. The Board intends to evaluate the commitment and performance of our Advisor in conjunction with the annual approval of the Investment Advisory Agreement and Administration Agreement.

        Under the Resource Sharing Agreement, Bain Capital Credit has agreed to provide our Advisor with experienced investment professionals necessary to fulfill its obligations under the Investment Advisory Agreement. The Resource Sharing Agreement, however, may be terminated by either party on 60 days' notice. We cannot assure stockholders that Bain Capital Credit will fulfill its obligations under the Resource Sharing Agreement. We also cannot assure stockholders that our Advisor will enforce the Resource Sharing Agreement if Bain Capital Credit fails to perform, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Bain Capital Credit and its affiliates or their information and deal flow.

        Further, we depend upon Bain Capital Credit and our Advisor to maintain their relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If they fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of Bain Capital Credit and our Advisor have relationships are not obligated to provide us with investment opportunities, and we cannot assure you that these relationships will generate investment opportunities for us in the future.

We may not replicate the historical results achieved by Bain Capital Credit, or by our Advisor or its affiliates.

        Our primary focus in making investments may differ from those of existing Bain Capital Credit Funds and Related Funds. Past performance should not be relied upon as an indication of future results. There can be no guarantee that we will replicate our own historical performance, the historical success of Bain Capital Credit or the historical performance of Bain Capital Credit Funds and/or Related Funds, and we caution stockholders that our investment returns could be substantially lower than the returns achieved by them in prior periods. We cannot assure you that we will be profitable in the future or that our Advisor will be able to continue to implement our investment objectives with the same degree of success as it has had in the past. Additionally, all or a portion of the prior results may have been achieved in particular market conditions that may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

The due diligence process that our Advisor undertakes in connection with our investments may not reveal all the facts that may be relevant in connection with an investment.

        Our Advisor's due diligence may not reveal all of a company's liabilities and may not reveal other weaknesses in its business. There can be no assurance that our due diligence process will uncover all relevant facts that would be material to an investment decision. Before making an investment in, or a loan to, a company, our Advisor will assess the strength and skills of the company's management team and other factors that it believes are material to the performance of the investment. In making the assessment and otherwise conducting customary due diligence, our Advisor will rely on the resources available to it and, in some cases, an investigation by third parties. This process is particularly important and highly subjective with respect to newly organized entities because there may be little or no information publicly available about the entities. We may make investments in, or loans to, companies, including middle market companies, which are not subject to public company reporting requirements, including requirements regarding preparation of financial statements, and will, therefore, depend upon the compliance by investment companies with their contractual reporting obligations and the ability of our Advisor's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. As a result, the evaluation of potential investments and the ability to perform due diligence on and effective monitoring of investments may be impeded, and we may not realize the returns which we expect on any particular investment. In the event of fraud by any company in which we invest or with respect to which we make a loan, we may suffer a partial or total loss of the amounts invested in that company.

Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and our business.

        From time to time, the global capital markets may experience periods of disruption and instability resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. Deteriorating market conditions could result in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of such market conditions cannot be forecasted. Deteriorating market conditions and uncertainty regarding economic markets generally could result in declines in the market values of potential investments or declines in the market values of investments after they are made or acquired by us and affect the potential for liquidity events involving such investments or portfolio companies. Such declines may be exacerbated by other events, such as the failure of significant financial institutions or hedge funds, dislocations in other investment markets or other extrinsic events. Applicable accounting standards require us to determine the fair value of our investments as the amount that would be received in an orderly transaction between market participants at the measurement date. While most of our investments are not publicly traded, as part of our valuation process we consider a number of measures, including comparison to publicly traded securities. As a result, volatility in the public capital markets can adversely affect our investment valuations.

        During any such periods of market disruption and instability, we and other companies in the financial services sector may have limited access, if any, to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions that will apply to us as a BDC, we will generally not be able to issue additional shares of our common stock at a price less than NAV without first obtaining approval for such issuance from our stockholders and our Independent Directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% (or 150% if certain disclosure and approval requirements are met) immediately after each time we incur indebtedness. The debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

        A prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.

Adverse developments in the credit markets may impair our ability to enter into new debt financing arrangements.

        During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur, it may be difficult for us to enter into a new credit or other borrowing facility, obtain other financing to finance the growth of our investments, or refinance any outstanding indebtedness on acceptable economic terms, or at all.

Our executive officers and directors, our Advisor, Bain Capital Credit and their affiliates, officers, directors and employees may face certain conflicts of interest.

        The executive officers and directors and other employees of Bain Capital Credit and our Advisor, including our portfolio managers, are, or may be, investors in, or serve, or may serve, as officers, directors, members, or principals of, entities that operate in the same or a related line of business as we do, or of Bain Capital Credit Clients. Similarly, Bain Capital Credit and other Affiliate Advisors may have other clients with similar, different or competing investment objectives. Accordingly, the members of the professional staff of Bain Capital Credit and our Advisor will have demands on their time for the investment, monitoring and other functions of other funds advised by Bain Capital Credit.

        In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, us or our stockholders. Although the professional staff of Bain Capital Credit will devote as much time to our management as appropriate to enable our Advisor to perform its duties in accordance with the Investment Advisory Agreement, Bain Capital Credit has, and will continue to have management responsibilities for Bain Capital Credit Clients. There is a potential that we will compete with these Bain Capital Credit Clients, for capital and investment opportunities. As a result, Bain Capital Credit and our portfolio managers will face conflicts in the allocation of investment opportunities among us and the Bain Capital Credit Clients and may make certain investments that are appropriate for us but for which we receive a relatively small allocation of such investment or no allocation at all. Bain Capital Credit intends to allocate investment opportunities among eligible Bain Capital Credit Clients in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time, and we may not be given the opportunity to participate in investments made by investment funds managed by our Advisor or an investment manager affiliated with our Advisor, including Bain Capital Credit. If our Advisor recommends a particular level of investment for us, and the aggregate amount recommended by our Advisor for us and for other participating Bain Capital Credit Clients exceeds the amount of the investment opportunity, subject to applicable law, investments made pursuant to exemptive relief will generally be allocated among the participants pro rata based on capital available for investment in the asset class being allocated and the respective governing documents of such Bain Capital Credit Clients. We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or as imposed by applicable laws, rules, regulations or interpretations. In instances when investments are not made pursuant to exemptive relief, allocations among us and other Bain Capital Credit Clients, subject to applicable law and regulation, will be done in accordance with our Advisor's trade allocation practice, which is generally pro rata based on order size. There can be no assurance that we will be able to participate in all investment opportunities that are suitable for us.

        Further, to the extent permitted by applicable law, we and our affiliates may own investments at different levels of a portfolio company's capital structure or otherwise own different classes of a portfolio company's securities, which may give rise to conflicts of interest or perceived conflicts of interest. Conflicts may also arise because decisions regarding our portfolio may benefit our affiliates. Our affiliates may pursue or enforce rights with respect to one of our portfolio companies, and those activities may have an adverse effect on us.

Bain Capital Credit's Credit Committee, our Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

        The executive officers and directors, principals and other employees of Bain Capital Credit and our Advisor may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf, and may come into possession of material non-public information with respect to issuers in which we may be considering making an investment. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies, the policies of Bain Capital, or as a result of applicable law or regulations, we could be prohibited for a period of time or indefinitely from purchasing or selling the securities of such companies, or we may be precluded from providing such information or other ideas to other funds affiliated with Bain Capital that benefit from such information, and this prohibition may have an adverse effect on us.

Our management and incentive fee structure may create incentives for our Advisor that are not fully aligned with the interests of our stockholders and may induce our Advisor to make speculative investments.

        In the course of our investing activities, we will pay management and incentive fees to our Advisor. We have entered into an Investment Advisory Agreement with our Advisor that provides that these fees will be based on the value of our gross assets (which includes assets purchased with borrowed amounts or other forms of leverage but excludes cash and cash equivalents), instead of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable). As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, including the costs of leverage, resulting in a lower rate of return than one might achieve if distributions were made on a gross basis. Because our management fees are based on the value of our gross assets, the incurrence of debt or the use of leverage will increase the management fees due to our Advisor. As such, our Advisor may have an incentive to use leverage to make additional investments. In addition, as additional leverage would magnify positive returns, if any, on our portfolio, our incentive fee would become payable to our Advisor (i.e., exceed the Hurdle Amount) at a lower average return on our portfolio. Thus, if we incur additional leverage, our Adviser may receive additional incentive fees without any corresponding increase (and potentially with a decrease) in our net performance. Additionally, under the incentive fee structure, our Advisor may benefit when capital gains are recognized and, because our Advisor will determine when to sell a holding, our Advisor will control the timing of the recognition of such capital gains. As a result of these arrangements, there may be times when the management team of our Advisor has interests that differ from those of our stockholders, giving rise to a conflict. Furthermore, there is a risk our Advisor will make more speculative investments in an effort to receive this payment. Payment-in-kind ("PIK") interest and original issue discount ("OID") would increase our pre-incentive fee net investment income by increasing the size of the loan balance of underlying loans and increasing our AUM and makes it easier for our Advisor to surpass the Hurdle Amount and increase the amount of incentive fees payable to our Advisor.

        In addition, under the incentive fee structure, our Advisor may benefit when capital gains are recognized and, because our Advisor will determine when to sell a holding, our Advisor will control the timing of the recognition of such capital gains. As a result of these arrangements, there may be times when our Advisor has interests that differ from those of our stockholders, giving rise to a conflict. As a result, our Advisor may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. PIK interest and OID would increase our pre-incentive fee net investment income by increasing the size of the loan balance of underlying loans and increasing our AUM and makes it easier for our Advisor to surpass the Hurdle Amount and increase the amount of incentive fees payable to our Advisor. Our Advisor may thus have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. Under these investments, we accrue the interest over the life of the investment but do not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of this incentive fee is based on income that we have not yet received in cash. This risk could be increased because our Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the accrued income (including accrued income with respect to OID, PIK interest and zero coupon securities).

        Additionally, the fee we pay our Advisor will effectively be higher after the completion of this offering. With respect to any period prior to the date of this offering, pursuant to a waiver agreement with our Advisor, all base management fees in excess of an annual rate of 0.75% of the aggregate gross assets excluding cash and cash equivalents were waived by our Advisor and not subject to recoupment by our Advisor. As a result, upon completion of this offering, the base management fee will return to an annual rate of 1.5% of our gross assets. Further, upon completion of this offering, we will pay our Advisor a 17.5% incentive fee based on pre-incentive fee net investment income and capital gains, an increase from 15.0% prior to the completion of this offering. In addition, prior to the completion of this offering, the Administrator waived its right to be reimbursed for certain expenses payable by us under the Administration Agreement, which waiver will not continue following the completion of this offering.

        The Board is charged with protecting our interests by monitoring how our Advisor addresses these and other conflicts of interests associated with its services and compensation. While they will not review or approve each investment decision or incurrence of leverage, our Independent Directors will periodically review our Advisor's services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our Independent Directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

        We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, bear our ratable share of any such investment company's expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to our Advisor with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders bears his or her share of the management and incentive fees of our Advisor as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Conflicts created by valuation process for certain portfolio holdings.

        We expect to make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, the Board will determine the fair value of these loans and securities in good faith as described below in "—The majority of our portfolio investments are recorded at fair value as determined in good faith by the Board and, as a result, there may be uncertainty as to the value of our portfolio investments." Each of the interested members of the Board has an indirect pecuniary interest in our Advisor. The participation of our Advisor's investment professionals in our valuation process, and the pecuniary interest in our Advisor by certain members of the Board, could result in a conflict of interest as our Advisor's management fee is based, in part, on the value of our gross assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.

Conflicts may arise related to other arrangements with Bain Capital Credit and our Advisor's other affiliates.

        We have entered into an Administration Agreement with our Administrator pursuant to which we are required to pay to our Administrator our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under such Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, our Advisor has entered into a Resource Sharing Agreement with Bain Capital Credit pursuant to which Bain Capital Credit provides our Advisor with the resources necessary to fulfill its obligations under the Investment Advisory Agreement. These agreements create conflicts of interest that the Independent Directors will monitor.

Our Advisor has limited liability and is entitled to indemnification under the Investment Advisory Agreement.

        Under the Investment Advisory Agreement, our Advisor has not assumed any responsibility to us other than to render the services called for under that agreement. It is not responsible for any action of the Board in following or declining to follow our Advisor's advice or recommendations. Under the Investment Advisory Agreement, our Advisor, its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our Advisor, including without limitation our Administrator, will not be liable to us for any actions taken or omitted to be taken by our Advisor in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify our Advisor and each of its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our Advisor, and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by such party in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of our Advisor's duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of us, except in respect of any liability to us or our security holders to which such party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of our

Advisor's duties or by reason of the reckless disregard of our Advisor's duties and obligations under the Investment Advisory Agreement. These protections may lead our Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We operate in an increasingly competitive market for investment opportunities, which could reduce returns and result in losses.

        The business of investing in assets meeting our investment objectives is highly competitive. Competition for investment opportunities includes a growing number of nontraditional participants, such as hedge funds, senior private debt funds, including BDCs, and other private investors, as well as more traditional lending institutions and competitors. Some of these competitors may have more experience than us and considerably greater resources than us and access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than ours, and thus these competitors may have advantages not shared by us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the requirements we must satisfy to maintain our RIC qualification. Increased competition for, or a diminishment in the available supply of, investments suitable for us could result in lower returns on such investments and have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

        Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. We may incur significant expenses in connection with identifying investment opportunities and investigating other potential investments that are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third party advisors.

        With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors' pricing, terms and structure. However, if we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with Bain Capital Credit Funds and Related Funds. See "—Our executive officers and directors, our Advisor, Bain Capital Credit and their affiliates, officers, directors and employees may face certain conflicts of interest."

We may need to raise additional capital.

        We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain additional capital to fund new investments and grow our portfolio of investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute in respect of each taxable year dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, for such taxable year to our stockholders to maintain our ability to be eligible for treatment as a RIC. Amounts so distributed will not be available to fund new investments or repay maturing debt. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.

        Further, we may pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies and risks. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable.

Our business could be adversely affected in the event we default under either Revolving Credit Facility or any future credit or other borrowing facility.

        We have entered into a revolving credit agreement ("SMBC Revolving Credit Facility") with Sumitomo Mitsui Banking Corporation ("SMBC") and a revolving credit agreement ("BCSF Revolving Credit Facility") with us as equity holder, BCSF I, LLC, as borrower, and Goldman Sachs Bank USA ("Goldman Sachs") as sole lead arranger. The SMBC Revolving Credit Facility and the BCSF Revolving Credit Facility are together referred to as the "Revolving Credit Facilities" and each a "Revolving Credit Facility." In the event we default under either Revolving Credit Facility or any future credit or other borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such credit facility or such future credit or other borrowing facility, any of which would have a material adverse effect on our business, ability to pay dividends, financial condition, results of operations and cash flows. If we were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness, which may result in cross-acceleration of other indebtedness. An acceleration could have a material adverse impact on our business, financial condition and results of operations.

        In addition, following any such default, the agent for the lenders under the relevant credit facility or such future credit or other borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

        Lastly, as a result of any such default, we may be unable to obtain additional leverage, which could, in turn, affect our return on capital.

Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us. The risks of investment in a highly leverage fund include volatility and possible distribution restrictions.

        The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. However, we currently borrow from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of either Revolving Credit Facility, the 2018-1 Notes and any future credit or other borrowing facility or other debt instrument we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not used leverage, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to our Advisor.

        We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our Revolving Credit Facilities or otherwise in an amount sufficient to enable us to repay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before it matures. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our stockholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements.

        As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Advisor's assessment of market and other factors at the time of any proposed borrowing. We cannot assure stockholders that we will be able to obtain credit at all or on terms acceptable to us. The Small Business Credit Availability Act (the "SBCAA"), which was signed into law in March 2018, modifies the applicable section of the 1940 Act and decreases the asset coverage requirements applicable to BDCs from 200% to 150% (subject to either stockholder approval or approval of both a majority of the Board and a majority of directors who are not interested persons). In such event, we would be able to incur additional leverage. As of September 30, 2018, our total outstanding indebtedness was $599.3 million and our asset coverage ratio, computed in accordance with the 1940 Act, was 247%. As previously noted, our Advisor plans to seek Board and stockholder approval to reduce our asset coverage ratio to 150% as soon as practical following the completion of this offering. If we obtain stockholder approval or approval of a majority of our directors who are not interested persons and who have no financial interest in the proposal to reduce the required asset coverage ratio applicable to us, we would be able to incur additional leverage in the future, and the risks associated with an investment in us may increase.

        The following table illustrates the effect of leverage on returns from an investment in our common stock assuming that we employ (i) our actual asset coverage ratio as of September 30, 2018, (ii) a hypothetical asset coverage ratio of 200% and (iii) a hypothetical asset coverage ratio of 150%, each at various annual returns on our portfolio as of September 30, 2018, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on our Portfolio (Net of Expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Corresponding return to common stockholder assuming actual asset coverage as of September 30, 2018 (247%)(1)	(20.56%)	(11.71%)	(2.87%)	5.98%	14.82%
Corresponding return to common stockholder assuming 200% asset coverage(2)	(25.14%)	(14.69%)	(4.23%)	6.23%	16.68%
Corresponding return to common stockholder assuming 150% asset coverage(3)	(39.37%)	(23.92%)	(8.46%)	7.00%	22.45%

(1)
Based on (i) $1,564.8 million in total assets as of September 30, 2018, (ii) $599.3 million in outstanding indebtedness as of September 30, 2018, (iii) $884.0 million in net assets as of September 30, 2018, and (iv) an annualized average interest rate on our indebtedness, as of September 30, 2018, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 4.23%.

(2)
Based on (i) $1,848.4 million in total assets on a pro forma basis as of September 30, 2018, after giving effect of a hypothetical asset coverage ratio of 200%, (ii) $884.0 million in outstanding indebtedness on a pro forma basis as of September 30, 2018, after giving effect of a hypothetical asset coverage ratio of 200%, (iii) $884.0 million in net assets as of September 30, 2018, and (iv) an annualized average interest rate on our indebtedness, as of September 30, 2018, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 4.23%.

(3)
Based on (i) $2,732.3 million in total assets on a pro forma basis as of September 30, 2018, after giving effect of a hypothetical asset coverage ratio of 150%, (ii) $1,767.9 million in outstanding indebtedness on a pro forma basis as of September 30, 2018, after giving effect of a hypothetical asset coverage ratio of 150%, (iii) $884.0 million in net assets as of September 30, 2018, and (iv) an annualized average interest rate on our indebtedness, as of September 30, 2018, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 4.23%.

We are subject to risks associated with the current interest rate environment and to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

        An increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we hold. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of the London Interbank Offered Rate ("LIBOR" or "L") by the end of 2021. Because the statements made by the head of the United Kingdom Financial Conduct Authority are recent in nature, there is no definitive information regarding the future of LIBOR or of any particular replacement index rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

        To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive fee net investment income, which could make it easier for us to meet or exceed the Hurdle Amount and, as a result, increase the incentive fees payable to our Advisor.

We are and may be subject to restrictions under our Revolving Credit Facilities and any future credit or other borrowing facility that could adversely impact our business.

        Our Revolving Credit Facilities, and any future credit or other borrowing facility, may be backed by all or a portion of our loans and securities on which the lenders may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

        In addition, any security interests as well as negative covenants included in our Revolving Credit Facilities or any future credit or other borrowing facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under our Revolving Credit Facilities or any future credit or other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the relevant credit facility or any other borrowing facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to pay distributions.

        In addition, under our Revolving Credit Facilities and any future credit or other borrowing facilities, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as restrictions on leverage, which may affect the amount of funding that may be obtained. For example, proceeds of the loans under the BCSF Revolving Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the BCSF Revolving Credit Facility. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under either Revolving Credit Facility or any future credit or other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the relevant credit facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and/or make distributions to stockholders required to maintain our ability to be eligible for treatment as a RIC.

We may be the target of litigation.

        We may be the target of securities litigation in the future, particularly if the value of shares of our common stock fluctuates significantly. We could also generally be subject to litigation, including derivative actions by our stockholders. In addition our investment activities subject us to litigation relating to the bankruptcy process and the normal risks of becoming involved in litigation by third parties. This risk is somewhat greater where we exercise control or significant influence over a portfolio company's direction. Any litigation could result in substantial costs and divert management's attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

The majority of our portfolio investments are recorded at fair value as determined in good faith by the Board and, as a result, there may be uncertainty as to the value of our portfolio investments.

        We expect that many of our portfolio investments will take the form of loans and securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not have market quotations available and the fair value may not be readily determinable. If market quotations are not available or reliable, we will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of our investments. Many, if not all, of our investments (other than cash) may be classified as Level 3 under ASC Topic 820, Fair Value Measurement ("ASC 820"). This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We retain the services of one or more independent service providers to review the valuation of these loans and securities. However, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. The types of factors that the Board may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future, comparisons to publicly traded companies, relevant credit market indices and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

        Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Also, since these valuations are, to a large extent, based on estimates, comparisons and qualitative evaluations of private information, our fair valuation process could make it more difficult for investors to accurately value our investments and could lead to undervaluation or overvaluation of our securities. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger public competitors.

        Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities. Further, our NAV as of a particular date may be materially greater than or less than the value that would be realized if our assets were to be liquidated as of such date. For example, if we were required to sell a certain asset or all or a substantial portion of our assets on a particular date, the actual price that we would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in our NAV. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in our NAV.

        We will adjust on a quarterly basis the valuation of our portfolio to reflect the Board's determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statements of operations as net change in unrealized appreciation or depreciation on investments.

We may experience fluctuations in our quarterly operating results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

New or modified laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

        In particular, Dodd-Frank impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several years. The effects of Dodd-Frank on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. President Trump has indicated that he may seek to amend or repeal portions of Dodd-Frank, among other federal laws, which may create regulatory uncertainty in the near term, and in March 2018 the U.S. Senate passed a bill that eased financial regulations and reduced oversight for certain entities. While the impact of Dodd-Frank on us and our portfolio companies may not be known for an extended period of time, Dodd-Frank, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact our operations, cash flows or financial condition or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

        Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans and may shift our investment focus from the areas of expertise of our Advisor to other types of investments in which our Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. If we invest in commodity interests in the future, our Advisor may determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission ("CFTC") or may determine to operate subject to CFTC regulation, if applicable. If we or our Advisor were to operate subject to CFTC regulation, we may incur additional expenses and would be subject to additional regulation.

        In addition, certain regulations applicable to debt securitizations implementing credit risk retention requirements in both the U.S. and in Europe may adversely affect the terms by which we may enter into any future securitization transaction. The impact of these risk retention rules on the loan securitization market are uncertain, and such rules may cause an increase in our cost of funds or may prevent us from completing any future securitization transactions. On October 21, 2014, U.S. risk retention rules adopted pursuant to Section 941 of Dodd-Frank (the "U.S. Risk Retention Rules") were issued and became effective with respect to collateralized loan obligation ("CLOs") on December 24, 2016. The U.S. Risk Retention Rules require the sponsor (directly or through a majority-owned affiliate) of a debt securitization subject to such rules, such as CLOs, in the absence of an exemption, to retain an economic interest in the credit risk of the assets being securitized in the form of an eligible horizontal residual interest, an eligible vertical interest, or a combination thereof, in accordance with the requirements of the U.S. Risk Retention Rules. To the extent we act or could be deemed to act as the sponsor for any CLO securitization, we could be subject to liability associated with the U.S. Risk Retention Rules.

        Available interpretive authority to date addressing the U.S. Risk Retention Rules applicable to CLOs is limited and there is limited judicial decisional authority or applicable agency interpretation that has directly addressed any of the risk retention approaches taken with respect to CLOs. There can be no assurance that the applicable federal agencies will agree that our role in any CLO transaction we undertake, or the manner in which we hold any retention interests, complies with the U.S. Risk Retention Rules. If we determined that undertaking CLO transactions would subject us or any of our affiliates to unacceptable regulatory risk, our ability to execute CLOs may be limited or otherwise curtailed. Given the more attractive financing costs associated with these types of debt securitization as opposed to other types of financing available (such as traditional senior secured facilities), this would, in turn, increase our financing costs. Any associated increase in financing costs would ultimately be borne by our common stockholders.

        On February 3, 2017, President Trump signed Executive Order 13772 announcing the Administration's policy to regulate the U.S. financial system in a manner consistent with certain "Core Principles," including regulation that is efficient, effective and appropriately tailored. The Executive Order directed the Secretary of the Treasury, in consultation with the heads of the member agencies of the Financial Stability Oversight Council, to report to the President on the extent to which existing laws, regulations and other government policies promote the Core Principles and to identify any laws, regulations or other government policies that inhibit federal regulation of the U.S. financial system. On June 12, 2017, the U.S. Department of the Treasury published the first of several reports in response to the Executive Order on the depository system covering banks and other savings institutions. On October 6, 2017, the Treasury released a second report outlining ways to streamline and reform the U.S. regulatory system for capital markets, followed by a third report, on October 26, 2017, examining the current regulatory framework for the asset management and insurance industries. Subsequent reports are expected to address: retail and institutional investment products and vehicles; non-bank financial institutions; financial technology; and financial innovation.

        On December 22, 2017, the Tax Cuts and Jobs Act was enacted into law. The Tax Cuts and Jobs Act makes significant changes to the U.S. income tax rules applicable to both individuals and entities, including corporations. The Tax Cuts and Jobs Act includes provisions that, among other things, reduce the U.S. corporate tax rate, introduce a capital investment deduction, limit the interest deduction, limit the use of net operating losses to offset future taxable income and make extensive changes to the U.S. international tax system. The Tax Cuts and Jobs Act is complex and far-reaching, and we cannot predict the impact its enactment will have on us, our subsidiaries, our portfolio companies and the holders of our securities.

        On March 23, 2018, the SBCAA was signed into law. The SBCAA, among other things, modifies the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs from 200% to 150% subject to certain approval, time and disclosure requirements (including either stockholder approval or approval of a majority of the directors who are not interested persons of the BDC and who have no financial interest in the proposal). As previously noted, our Advisor plans to seek Board and stockholder approval to reduce our asset coverage ratio to 150% as soon as practical following the completion of this offering. If we obtain stockholder approval or approval of a majority of our directors who are not interested persons and who have no financial interest in the proposal to reduce the required asset coverage ratio applicable to us, we would be able to incur additional leverage in the future, and the risks associated with an investment in us may increase.

        On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which increased from $50 billion to $250 billion the asset threshold for designation of "systemically important financial institutions" or "SIFIs" subject to enhanced prudential standards set by the Federal Reserve Board, staggering application of this change based on the size and risk of the covered bank holding company. On May 30, 2018, the Federal Reserve Board voted to consider changes to the Volcker Rule that would loosen compliance requirements for all banks.

        Further, there has been increasing commentary among regulators and intergovernmental institutions, including the Financial Stability Board and International Monetary Fund, on the topic of "shadow banking" (a term generally taken to refer to credit intermediation involving entities and activities outside the regulated banking system). We are an entity outside the regulated banking system and certain of our activities may be argued to fall within this definition and, in consequence, may be subject to regulatory developments. As a result, we and our Advisor could be subject to increased levels of oversight and regulation. This could increase costs and limit operations. In an extreme eventuality, it is possible that such regulations could render our continued operation unviable and lead to its premature termination or restructuring.

Changes to U.S. tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

        There has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. The current administration, along with the U.S. Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies' access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

The Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

        The Board has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our investment objectives, operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of shares of our common stock.

        The Delaware General Corporation Law, as amended (the "DGCL"), contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") and bylaws ("Bylaws") contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others which we may adopt also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, either individually or together with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Accordingly, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

        We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Certificate of Incorporation that classify the Board in three classes serving staggered three-year terms, and provisions of our Certificate of Incorporation authorizing our Board to classify or reclassify shares of our preferred stock in one or more classes or series and to cause the issuance of additional shares of our stock. These provisions, as well as other provisions we have adopted or may adopt in our Certificate of Incorporation and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our Certificate of Incorporation requires, to the fullest extent permitted by law, that derivative actions brought in our name, actions against our directors, officers, other employees or stockholders for breach of fiduciary duty and other similar actions may be brought in a federal or state court located in the state of Delaware.

        Our Certificate of Incorporation provides that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or other employees to us or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, our Certificate of Incorporation or Bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder's address as it appears on our records, with postage thereon prepaid.

        This choice of forum provision may limit a stockholder's ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in our Certificate of Incorporation to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.

Our Advisor and Administrator each have the ability to resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

        Our Advisor has the right under the Investment Advisory Agreement to resign as our Advisor at any time upon not less than 60 days' written notice, whether we have found a replacement or not. Similarly, our Administrator has the right under the Administration Agreement to resign at any time upon not less than 60 days' written notice, whether we have found a replacement or not. If our Advisor or our Administrator were to resign, we may not be able to find a new investment adviser or administrator, as applicable, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Advisor, or our Administrator, as applicable. Even if we are able to retain a comparable service provider or individuals performing such services are retained, whether internal or external, their integration and lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

        In addition, if our Advisor resigns or is terminated, we would lose the benefits of our relationship with Bain Capital Credit, including the use of Bain Capital Credit's communication and information systems, insights into our existing portfolio, market expertise, sector and macroeconomic views and due diligence capabilities, as well as any investment opportunities referred to us by Bain Capital Credit, and we would be required to change our name, which may have a material adverse impact on our operations.

We are highly dependent on information systems, and systems failures or cyber-attacks could significantly disrupt our business, which may, in turn, negatively affect the value of shares of our common stock and our ability to pay distributions.

        Our business is highly dependent on the communications and information systems of Bain Capital Credit. In addition, certain of these systems are provided to Bain Capital Credit by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, these systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources. These attacks, which may include cyber incidents, may involve a third party gaining unauthorized access to our communications or information systems for purposes of misappropriating assets, stealing confidential information, corrupting or destroying data, degrading or sabotaging our systems or causing other operational disruption. Any such attack could result in disruption to our business, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations.

We are subject to certain risks as a result of our interests in the membership interests in the 2018-1 Issuer.

        Under the terms of the master loan sale agreement governing the CLO Transaction, we sold and/or contributed to the 2018-1 Issuer all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in such master loan sale agreement (including an increase in the value of the Membership Interests). As a result of the CLO Transaction, we hold all of the Membership Interests, which comprise 100% of the equity interests, in the 2018-1 Issuer. As a result, we expect to consolidate the financial statements of the 2018-1 Issuer, as well as our other subsidiaries, in our consolidated financial statements. However, once contributed to a CLO, the underlying loans and participation interests have been securitized and are no longer our direct investment, and the risk return profile has been altered. In general, rather than holding interests in the underlying loans and participation interests, the CLO Transaction resulted in us holding membership interests in a CLO issuer (i.e., the 2018-1 Issuer), with the CLO holding the underlying loans. As a result, we are subject both to the risks and benefits associated with the equity interests of the CLO (i.e., the Membership Interests) and the risks and benefits associated with the underlying loans and participation interests held by the 2018-1 Issuer.

We have no prior experience managing CLOs.

        The performance of the 2018-1 Issuer will be largely dependent on the analytical and managerial expertise of our investment professionals. Although we and our investment professionals and affiliates have prior experience investing in loans and other debt obligations, the 2018-1 Issuer will be the first CLO managed by us. Accordingly, we have no performance history of managing CLOs for potential investors to consider in evaluating the potential impact of the CLO Transaction on our overall performance.

We are subject to significant restrictions on our ability to advise the 2018-1 Issuer.

        We will manage the assets of the 2018-1 Issuer pursuant to a portfolio management agreement with the 2018-1 Issuer (the "Portfolio Management Agreement"). The indenture governing the 2018-1 Notes (the "2018-1 Indenture") and the Portfolio Management Agreement place significant restrictions on our ability to advise the 2018-1 Issuer to buy and sell collateral obligations, and we are subject to compliance with the 2018-1 Indenture and the Portfolio Management Agreement. As a result of the restrictions contained in the 2018-1 Indenture and the Portfolio Management Agreement, the 2018-1 Issuer may be unable to buy or sell Collateral Obligations or to take other actions that we might consider in the interest of the 2018-1 Issuer and the holders of 2018-1 Notes, and we may be required to make investment decisions on behalf of the 2018-1 Issuer that are different from those made for our other clients. In addition, we may pursue any strategy consistent with the 2018-1 Indenture and the Portfolio Management Agreement, and there can be no assurance that such strategy will not change from time to time in the future. Further, for so long as we manage the assets of the 2018-1 Issuer pursuant to the Portfolio Management Agreement, we will elect to irrevocably waive any portfolio management fee to which we may be entitled under such Portfolio Management Agreement.

        In our role as portfolio manager of the 2018-1 Issuer, we will be acting solely in the best interests of the 2018-1 Issuer as a whole and not solely in the best interests of the Membership Interests of the 2018-1 Issuer that we hold. As the interests of the holders of the 2018-1 Notes are senior in the 2018-1 Issuer's capital structure to our Membership Interests, we may incur losses if we are required to dispose of a portion of the portfolio of the 2018-1 Issuer at inopportune times in order to satisfy the outstanding obligations of the holders of the 2018-1 Notes.

The subordination of the Membership Interests will affect our right to payment.

        The Membership Interests are subordinated to the 2018-1 Notes and certain fees and expenses. If any Coverage Test (defined below) is not satisfied as of a determination date, cash flows (if any) and proceeds otherwise payable to the 2018-1 Issuer (which the 2018-1 Issuer could have otherwise distributed with respect to the Membership Interests) will be diverted to the payment of principal on the 2018-1 Notes. If the 2018-1 Issuer has not received confirmation from S&P Global Ratings of its initial ratings of each class of the 2018-1 Notes, or if we fail to hold the required amount of Membership Interests as required by European Union risk retention regulations ("Retention Deficiency"), proceeds will be diverted to pay principal on the 2018-1 Notes or to purchase additional collateral obligations (or, in the case of a Retention Deficiency, to the extent necessary to reduce such Retention Deficiency to zero). If during the period from and including the closing date of the CLO Transaction to and including the earliest of (i) October 20, 2022 and (ii) the date of the acceleration of the maturity of the 2018-1 Notes in accordance with the 2018-1 Indenture the applicable Overcollateralization Ratio Test (defined below) is not satisfied, proceeds will be diverted to purchase additional collateral obligations.

        Although these tests generally compare the principal balance of the collateral obligations to the aggregate outstanding principal amount of the 2018-1 Notes, certain reductions are applied to the principal balance of Collateral Obligations in connection with certain events, such as defaults or ratings downgrades to "CCC" levels or below, in each case that may increase the likelihood that one or more Overcollateralization Ratio Tests may not be satisfied.

        On the scheduled maturity of the 2018-1 Notes or if acceleration of the 2018-1 Notes occurs after an event of default, proceeds available after the payment of certain administrative expenses) will be applied to pay both principal of and interest on the 2018-1 Notes until the 2018-1 Notes are paid in full before any further payment will be made on the Membership Interests. As a result, the Membership Interests would not receive any payments until the 2018-1 Notes are paid in full.

        In addition, if an event of default occurs and is continuing, the holders of the 2018-1 Notes will be entitled to determine the remedies to be exercised under the 2018-1 Indenture. Remedies pursued by the holders of the 2018-1 Notes could be adverse to our interests as the holder of the Membership Interests, and the holders of the 2018-1 Notes will have no obligation to consider any possible adverse effect on such other interests. See "—The holders of certain of the 2018-1 Notes will control many rights under the 2018-1 Indenture and therefore, we will have limited rights in connection with an event of default or distributions thereunder."

The holders of certain of the 2018-1 Notes will control many rights under the 2018-1 Indenture and therefore, we will have limited rights in connection with an event of default or distributions thereunder.

        Under the 2018-1 Indenture, many of our rights as the holder of the Membership Interests will be controlled by the holders of certain of the 2018-1 Notes. Remedies pursued by such holders upon an event of default could be adverse to our interests. If the 2018-1 Notes are accelerated following an event of default, proceeds of any realization on the assets will be allocated to the 2018-1 Notes (in order of seniority) and certain other amounts owing by the 2018-1 Issuer will be paid in full before any allocation to us as the holder of the Membership Interests. Although we as the holder of the Membership Interests will have the right, subject to the conditions set forth in the 2018-1 Indenture, to purchase the assets in a sale by the trustee, if an event of default (or otherwise, an acceleration of the 2018-1 Notes following an event of default) has occurred and is continuing, we will not have any creditors' rights against the 2018-1 Issuer and will not have the right to determine the remedies to be exercised under the 2018-1 Indenture. There is no guarantee that any funds will remain to make distributions to us as the holder of the Membership Interests following any liquidation of the assets and the application of the proceeds from the assets to pay the 2018-1 Notes and the fees, expenses, and other liabilities payable by the 2018-1 Issuer. The ability of the holders of the 2018-1 Notes to direct the sale and liquidation of the assets is subject to certain limitations. As set forth in the 2018-1 Indenture, notwithstanding any acceleration, if an event of default occurs and is continuing and the trustee has not commenced remedies under the 2018-1 Indenture, we as the portfolio manager of the 2018-1 Issuer may continue to direct dispositions and purchases of collateral obligations to the extent permitted under the 2018-1 Indenture.

        If an event of default has occurred and is continuing (unless the trustee has commenced remedies pursuant to the 2018-1 Indenture), then (x) we as the portfolio manager of the 2018-1 Issuer may continue to direct sales and other dispositions, and purchases, of collateral obligations in accordance with and to the extent permitted pursuant to the 2018-1 Indenture and (y) the trustee will retain the assets securing the 2018-1 Notes intact, collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of the assets and the 2018-1 Notes in accordance with the 2018-1 Indenture, unless: (i) the trustee, pursuant to the 2018-1 Indenture and in consultation with us as the portfolio manager of the 2018-1 Issuer, determines that the anticipated proceeds of a sale or liquidation of the assets (after deducting the anticipated reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the amounts then due (or, in the case of interest, accrued) and unpaid on the 2018-1 Notes for principal and interest (including accrued and unpaid deferred interest), and all other amounts payable pursuant to the priority of distributions prior to payment of principal on such 2018-1 Notes (including amounts due and owing, and amounts anticipated to be due and owing, as administrative expenses (without regard to any applicable limitation on such expenses)), and we as the portfolio manager of the 2018-1 Issuer and the holders of at least 66 2/3% (a "Supermajority") of the most senior outstanding class of the 2018-1 Notes agrees with such determination; (ii) in the case of certain events of default, a Supermajority of the most senior outstanding class of the 2018-1 Notes directs the sale and liquidation of the assets; or (iii) a Supermajority of each class of the 2018-1 Notes (voting separately by class) directs the sale and liquidation of the assets.

The 2018-1 Indenture requires mandatory redemption of the 2018-1 Notes for failure to satisfy Coverage Tests.

        Under the documents governing the CLO Transaction, there are two coverage tests (the "Coverage Tests") applicable to the 2018-1 Notes.

        The first such test (the "Interest Coverage Test") compares the amount of interest proceeds received on the portfolio loans held by the 2018-1 Issuer to the amount of interest due and payable on the 2018-1 Notes. To meet this first test, for each class of 2018-1 Notes, interest received on the portfolio loans must equal at least 120%, 115% or 110% of the interest payable in respect of the Class A, Class B and Class C 2018-1 Notes, respectively.

        The second such test (the "Overcollateralization Ratio Test") compares the adjusted collateral principal amount of the portfolio of Collateral Obligations of the CLO Transaction to the aggregate outstanding principal amount of the 2018-1 Notes. To meet this second test at any time, for each class of 2018-1 Notes, the adjusted collateral principal amount of such Collateral Obligations must equal at least 137.1%, 126.2% or 117.1% of the outstanding principal amount of the 2018-1 Notes comprising the Class A, B and C Classes, respectively.

        If a Coverage Test is not met on any determination date on which such Coverage Test is applicable, the 2018-1 Issuer shall apply available amounts to redeem the 2018-1 Notes in an amount necessary to cause such tests to be satisfied. This could result in an elimination, deferral or reduction in the payments of distributions to the 2018-1 Issuer (and as such, to us as the holder of the Membership Interests and indirect beneficiary of any such payments to the 2018-1 Issuer).

We may resign or be removed or terminated as portfolio manager of the 2018-1 Issuer.

        We may resign or be removed or terminated as portfolio manager of the 2018-1 Issuer in a number of circumstances, including the breach of certain terms of the 2018-1 Indenture and the Portfolio Management Agreement. In addition, because a new portfolio manager may not be able to manage the 2018-1 Issuer according to the standards of the 2018-1 Indenture and the Portfolio Management Agreement, any transfer of the portfolio management functions to another entity could result in reduced or delayed collections, delays in processing loan transfers and information regarding the loans and a failure to meet all of the applicable procedures required by the Portfolio Management Agreement. Consequently, the termination or removal of us as portfolio manager of the 2018-1 Issuer could have material and adverse effects on our performance.

Risks Relating to the 1940 Act

We and our Advisor are subject to regulations and SEC oversight. If we or they fail to comply with applicable requirements, it may adversely impact our results relative to companies that are not subject to such regulations.

        As a BDC, we are subject to a portion of the 1940 Act. In addition, we have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC in accordance with the requirements of Subchapter M of the Code. The 1940 Act and the Code impose various restrictions on the management of a BDC, including related to portfolio construction, asset selection, and tax. These restrictions may reduce the chances that the BDC will achieve the same results as other vehicles managed by Bain Capital Credit and/or our Advisor.

        However, if we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

        In addition to these and other requirements applicable to us, our Advisor is subject to regulatory oversight by the SEC. To the extent the SEC raises concerns or has negative findings concerning the manner in which we or our Advisor operate, it could adversely affect our business.

Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, the SEC. We consider our Advisor and its affiliates, including Bain Capital Credit, to be our affiliates for such purposes. In addition, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our Independent Directors. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our Independent Directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

        We may, however, invest alongside Bain Capital Credit Clients in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations or exemptive orders. For example, we may invest alongside Bain Capital Credit Clients consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Bain Capital Credit and our Advisor, acting on our behalf and on behalf of such Bain Capital Credit Clients, negotiates no term other than price. We may also invest alongside Bain Capital Credit Clients as otherwise permissible under regulatory guidance, applicable regulations or exemptive orders and Bain Capital Credit's allocation policy. If we are prohibited by applicable law from investing alongside Bain Capital Credit Clients with respect to an investment opportunity, we may not be able to participate in such investment opportunity. If our Advisor recommends a particular level of investment to us, and the aggregate amount recommended to us by our Advisor and to other participating Bain Capital Credit Clients exceeds the amount of the investment opportunity, subject to applicable law, investments made pursuant to exemptive relief will generally be allocated among the participants pro rata based on capital available for investment in the asset class being allocated and the respective governing documents of the Bain Capital Credit Clients. We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or as imposed by applicable laws, rules, regulations or interpretations. In instances when investments are not made pursuant to exemptive relief, allocations among us and other Bain Capital Credit Clients, subject to applicable law and regulation, will be done in accordance with our Advisor's trade allocation practice, which is generally pro rata based on order size. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

        In situations where co-investment with other Bain Capital Credit Clients is not permitted or appropriate, subject to the limitations described in the preceding paragraph, Bain Capital Credit will need to decide which client will proceed with the investment. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available to us.

        We, our Advisor and Bain Capital Credit have been granted exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if the Board determines that it would be advantageous for us to co-invest with other Bain Capital Credit Clients in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent other Bain Capital Credit Clients funds, accounts and investment vehicles managed by Bain Capital Credit may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our exemptive order permits us to invest with Bain Capital Credit Clients in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. Our exemptive relief permitting co-investment transactions generally applies only if our Independent Directors and Directors who have no financial interest in such transaction review and approve in advance each co-investment transaction. The exemptive relief imposes other conditions with which we must comply to engage in co-investment transactions.

Our ability to sell or otherwise exit investments also invested in by other Bain Capital Credit investment vehicles is restricted.

        We may be considered affiliates with respect to certain of our portfolio companies because our affiliates, which may include other Bain Capital Credit Funds, also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under the 1940 Act. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

        As a BDC, we may not acquire any assets other than qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

        We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes could have a material adverse effect on our business, financial condition, results of operations and cash flows. See "Regulation—Qualifying Assets."

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

        We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% if certain disclosure and approval requirements are met) of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness.

        Furthermore, equity capital may be difficult to raise because, subject to some limited exceptions we are not generally able to issue and sell our common stock at a price per share below NAV. We may, however, sell our common stock, or warrants, options, or rights to acquire shares of our common stock, at a price below the current NAV of shares of our common stock if the Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the market value of such securities (less any distributing commission or discount). We do not currently have authorization from our stockholders to issue common stock at a price below its then current NAV per share.

Certain investors are limited in their ability to make significant investments in us.

        Private funds that are excluded from the definition of "investment company" either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act and BDCs, such as us, are also subject to this restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors will be limited in their ability to make significant investments in us at a time that they might desire to do so.

Risks Relating to Our Investments

Economic recessions or downturns could impair our portfolio companies, and defaults by our portfolio companies will harm our operating results.

        Many of the portfolio companies in which we have invested or expect to make investments are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, the number of our non-performing assets is likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. If the value of collateral underlying our loan declines during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value may hinder a portfolio company's ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. Thus, economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We consider a number of factors in making our investment decisions, including, but not limited to, the financial condition and prospects of a portfolio company and its ability to repay our loan. Unfavorable economic conditions could negatively affect the valuations of our portfolio companies and, as a result, make it more difficult for such portfolio companies to repay or refinance our loan. Therefore, these events could prevent us from increasing our investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize such portfolio company's ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, which may include the waiver of certain financial covenants. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, depending on the facts and circumstances, including the extent to which we actually provide significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.

        Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our debt investments may be risky, and we could lose all or part of our investments.

        Debt portfolios are subject to credit and interest rate risk. "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, subordination, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade. "Interest rate risk" refers to the risks associated with market changes in interest rates. Factors that may affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, money supply and the monetary policies of the Federal Reserve Board and central banks throughout the world, international disorders and instability in domestic and foreign financial markets. The Federal Reserve Board raised the federal funds rate in December 2015, in December 2016, in March 2017, in June 2017, in December 2017, March 2018, June 2018 and again in October 2018, and has announced its intention to continue to raise the federal funds rate over time. These developments, along with domestic and international debt and credit concerns, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms. Interest rate changes may also affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments may also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including, among other factors, the index chosen, frequency of reset and reset caps or floors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. We expect that we will periodically experience imbalances in the interest rate sensitivities of our assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, we may not be able to manage this risk effectively, which in turn could adversely affect our performance.

We may hold the debt securities of leveraged companies.

        Portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, or a larger number of qualified managerial and technical personnel. As a result, portfolio companies which our Advisor expects to be stable may operate at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position or may otherwise have a weak financial condition or be experiencing financial distress.

        Portfolio companies may issue certain types of debt, such as senior loans, mezzanine or high yield in connection with leveraged acquisitions or recapitalizations in which the portfolio company incurs a substantially higher amount of indebtedness than the level at which it had previously operated. Leverage may have important consequences to these portfolio companies and us as an investor. For example, the substantial indebtedness of a portfolio company could (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes, (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes, (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage, and (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business activities or the financing of future operations or other capital needs. As a result, the ability of these leveraged companies to respond to changing business and economic conditions and to take advantage of business opportunities may be limited.

        A leveraged portfolio company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. In addition, a portfolio company with a leveraged capital structure will be subject to increased exposure to adverse economic factors, such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of that portfolio company or its industry. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. If a portfolio company is unable to generate sufficient cash flow to meet all of its obligations, it may take alternative measures (e.g., reduce or delay capital expenditures, sell assets, seek additional capital, or seek to restructure, extend or refinance indebtedness). These actions may negatively affect our investment in such a portfolio company. Accordingly, leveraged companies may enter into bankruptcy proceedings at higher rates than companies that are not leveraged.

We expect to invest in middle market companies, which involve higher risks than investments in larger companies.

        We invest, and expect to invest in middle market companies, which companies often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strength of larger corporations, all of which may contribute to illiquidity, and may, in turn, adversely affect the price and timing of liquidation of our investments.

        Middle market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and our Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

        In addition, investment in middle market companies involves a number of other significant risks, including:

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

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  they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The lack of liquidity in our investments may adversely affect our business.

        The lack of an established, liquid secondary market for a large portion of our investments may have an adverse effect on the market value of our investments and on our ability to dispose of them. Additionally, our investments may be subject to certain transfer restrictions that may also contribute to illiquidity. Further, our assets that are typically traded in a liquid market may become illiquid if the applicable trading market tightens. Therefore, no assurance can be given that we can dispose of a particular investment at its prevailing fair value.

        A portion of our investments may consist of securities that are subject to restrictions on resale by us because they were acquired in a "private placement" or similar transaction or because we are deemed to be an affiliate of the issuer of such securities. We will be able to sell such securities only under applicable securities laws, which may permit only limited sales under specified conditions or subject us to additional potential liability.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board as described above in "—The majority of our portfolio investments are recorded at fair value as determined in good faith by the Board and, as a result, there may be uncertainty as to the value of our portfolio investments."

        When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our investments in secured loans may nonetheless expose us to losses from default and foreclosure.

        While we may invest in secured loans, we may nonetheless be exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. In some circumstances, our lien could be subordinated to claims of other creditors, such as trade creditors. In addition, deterioration in a portfolio company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt investment. We cannot guarantee the adequacy of the protection of our interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. There is a risk that the collateral securing our debt investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Furthermore, we cannot assure that claims may not be asserted that might interfere with enforcement of our rights. In addition, in the event of any default under a secured loan held directly by us, we will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the secured loan, which could have a material adverse effect on our cash flow from operations.

        In the event of a foreclosure, we may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to us. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

        These risks are magnified for stretch senior loans. Stretch senior loans are senior loans that have a greater loan-to-value ratio than traditional senior loans and typically carry a higher interest rate to compensate for the additional risk. Because stretch senior loans have a greater loan-to-value ratio, there is potentially less over-collateralization available to cover the entire principal of the stretch senior loan.

Our investments in mezzanine debt and other junior securities are subordinate to senior indebtedness of the applicable company and are subject to greater risk.

        The mezzanine debt and other junior securities in which we may invest are typically contractually or structurally subordinate to senior indebtedness of the applicable company, or effectively subordinated as a result of being unsecured debt and therefore subject to the prior repayment of secured indebtedness to the extent of the value of the assets pledged as security. In some cases, the subordinated debt held by us may be subject to the prior repayment of different classes of senior debt that may be in priority ahead of the debt held by us. In the event of financial difficulty on the part of a portfolio company, such class or classes of senior indebtedness ranking prior to the debt held by us, and interest thereon and related expenses, must first be repaid in full before any recovery may be had on our mezzanine or other subordinated investments. Subordinated investments are characterized by greater credit risks than those associated with the senior or senior secured obligations of the same issuer. In addition, under certain circumstances the holders of the senior indebtedness will have the right to block the payment of interest and principal on our mezzanine debt and other junior securities and to prevent us from pursuing its remedies on account of such non-payment against the issuer. Further, in the event of any debt restructuring or workout of the indebtedness of any issuer, the holders of the senior indebtedness will likely control the creditor side of such negotiations.

        Many issuers of mezzanine debt and other junior securities are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of mezzanine debt and other junior securities may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Adverse changes in the financial condition of an issuer, general economic conditions, or both, may impair the ability of such issuer to make payments on the subordinated securities and result in defaults on such securities more quickly than in the case of the senior obligations of such issuer. Mezzanine debt and other junior securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuer. Finally, the market values of certain of mezzanine debt and other junior securities may reflect individual corporate developments.

        Investments in mezzanine debt and other junior securities may also be in the form of zero-coupon or deferred interest bonds, which are bonds which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. These investments typically experience greater volatility in market value due to changes in the interest rates than bonds that provide for regular payments of interest. We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

Our prospective portfolio companies may prepay loans, which may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

        The terms of loans acquired or originated by us may be subject to early prepayment options or similar provisions which, in each case, could result in us realizing repayments of such loans earlier than expected, sometimes with no or a nominal prepayment premium. This may happen when there is a decline in interest rates, when the portfolio company's improved credit or operating or financial performance allows the refinancing of certain classes of debt with lower cost debt or when the general credit market conditions improve. Prepayments could also negatively impact our ability to pay, or the amount of, distributions on our common stock, which could result in a decline in the market price of our shares. Further, in the case of some of these loans, having the loan paid early may have the effect of reducing our actual investment income below our expected investment income if the capital returned cannot be invested in transactions with equal or greater yields. Our inability to reinvest such proceeds may materially affect our overall performance.

        We are generally unable to predict the rate and frequency of such prepayments. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such portfolio company the ability to replace existing financing with less expensive capital. In periods of rising interest rates, the risk of prepayment of floating rate loans may increase if other financing sources are available. As market conditions change frequently, we will often be unable to predict when, and if, this may be possible for each of our portfolio companies.

Our loans may have limited amortization requirements.

        We may invest in debt that has limited mandatory amortization and interim repayment requirements. A low level of amortization of any debt, over the life of the investment, may increase the risk that a portfolio company will not be able to repay or refinance the debt held by us when it comes due at its final stated maturity.

We may invest in high yield debt, or junk bonds, which has greater credit and liquidity risk than more highly rated debt obligations.

        We may invest in high yield debt, a substantial portion of which may be rated below investment-grade by one or more nationally recognized statistical rating organizations or is unrated but of comparable credit quality to obligations rated below investment-grade, and has greater credit and liquidity risk than more highly rated debt obligations. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. High yield debt generally experiences greater default rates than is the case for investment-grade securities. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuer. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities, and the market for high yield debt has recently experienced periods of volatility. The market values of certain of this high yield debt may reflect individual corporate developments.

        For a description of zero-coupon or deferred interest bonds, see "—Our investments in mezzanine debt and other junior securities are subordinate to senior indebtedness of the applicable company and are subject to greater risk."

We may invest in equity securities, which generally have greater price volatility than fixed income securities.

        We may in certain limited circumstances invest in equity securities, including equity securities issued by entities with unrated or below investment-grade debt. As with other investments that we may make, the value of equity securities held by us may be adversely affected by actual or perceived negative events relating to the issuer of such securities, the industry or geographic areas in which such issuer operates or the financial markets generally. However, equity securities may be even more susceptible to such events given their subordinate position in the issuer's capital structure. As such, equity securities generally have greater price volatility than fixed income securities, and the market price of equity securities owned by us is more susceptible to moving up or down in a rapid or unpredictable manner. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment will depend on our portfolio company's success. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

        Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

        There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

The prices of the financial instruments in which we invest may be highly volatile.

        Price movements of instruments in which our assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments and national and international political and economic events and policies. In addition, governments, from time to time, intervene, directly and by regulation, in certain markets, particularly those in currencies and financial instrument options. Such intervention is intended to influence prices directly and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

Our investment in entire portfolios may not be as successful as acquiring the assets individually.

        We may invest in entire portfolios of assets sold by hedge funds, other BDCs, regional commercial banks, specialty finance companies and other types of financial firms. The performance of individual assets in such a portfolio will vary, and the return on our investment in an entire portfolio may not exceed the returns we would have received had we purchased some, but not all, of the assets contained in such portfolio.

Investments in financially troubled companies involve significantly greater risk than investments in non-troubled companies.

        We may invest in the obligations of companies that are financially troubled and that are either engaged in a reorganization or expect to file for bankruptcy. Although the terms of such financing may result in significant returns to us, investments in financially troubled companies involve significantly greater risk than investments in non-troubled companies, and the repayment of obligations of financially troubled companies is subject to significant uncertainties. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that we will correctly evaluate the value of the assets collateralizing our loans or the prospects for a successful reorganization or similar action. We may make investments that become distressed due to factors outside the control of our Advisor. There is also no assurance that there will be sufficient collateral to cover the value of the loans and/or other investments purchased by us or that there will be a successful reorganization or similar action of the company or investment which becomes distressed. In any reorganization or liquidation proceeding relating to a company in which we invest, we may lose all or part of our investment, may be required to accept collateral, cash or securities with a value less than our original investment and/or may be required to accept payment over an extended period of time. Additionally, we may invest in the securities of financially troubled companies that are non-U.S. issuers. Such non-U.S. issuers may be subject to bankruptcy and reorganization processes and proceedings that are not comparable to those in the United States and that may be less favorable to the rights of lenders.

Investments in "event-driven" special situations may not fully insulate us from risks inherent in our planned activities.

        Our strategies, from time to time, involve investments in "event-driven" special situations such as recapitalizations, spinoffs, corporate and financial restructurings, litigation or other catalyst-orientated situations. Investments in such securities are often difficult to analyze, and we could be incorrect in our assessment of the downside risk associated with an investment, thus resulting in a significant loss. Although we intend to utilize appropriate risk management strategies, such strategies cannot fully insulate us from the risks inherent in our planned activities. Moreover, in certain situations, we may be unable to, or may choose not to, implement risk management strategies because of the costs involved or other relevant circumstances.

We may be subject to lender liability and equitable subordination.

        In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed "lender liability"). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. Because of the nature of certain of our investments, we could be subject to allegations of lender liability.

        In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of the other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because of the nature of certain of our investments, we could be subject to claims from creditors of an obligor that our investments issued by such obligor should be equitably subordinated. A significant number of our investments will involve investments in which we will not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting our investments could arise without our direct involvement.

        If we purchase debt securities of an affiliate of a portfolio company in the secondary market at a discount, (i) a court might require us to disgorge profit it realizes if the opportunity to purchase such securities at a discount should have been made available to the issuer of such securities or (ii) we might be prevented from enforcing such securities at their full face value if the issuer of such securities becomes bankrupt.

Participation on creditors' committees may expose our Advisor to liability.

        Our Advisor may participate on committees formed by creditors to negotiate the management of financially troubled companies that may or may not be in bankruptcy or our Advisor may seek to negotiate directly with the debtors with respect to restructuring issues. If our Advisor does join a creditors' committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to us in such proceedings. By participating on such committees, our Advisor may be deemed to have duties to other creditors represented by the committees, which might expose our Advisor to liability to such other creditors who disagree with our Advisor's actions.

        While our Advisor intends to comply with all applicable securities laws and to make judgments concerning restrictions on trading in good faith, our Advisor may trade in a portfolio company's securities while engaged in the portfolio company's restructuring activities. Such trading creates a risk of litigation and liability that may cause our Advisor and/or us to incur significant legal fees and potential losses.

We cannot assure the accuracy of projections and forecasts used by our Advisor.

        Our Advisor may rely upon projections, forecasts or estimates developed by us or a portfolio company in which we are invested concerning the portfolio company's future performance and cash flow. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. Actual events are difficult to predict and beyond our control. Actual events may differ from those assumed. Some important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates, domestic and foreign business, market, financial or legal conditions, differences in the actual allocation of our investments among asset groups from that described herein, the degree to which our investments are hedged and the effectiveness of such hedges, among others. Accordingly, there can be no assurance that estimated returns or projections can be realized or that actual returns or results will not be materially lower than those estimated therein.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited by the 1940 Act with respect to the proportion of our assets that may be invested in securities of a single issuer or industry.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the Diversification Tests (as defined below in "Material U.S. Federal Income Tax Considerations—Taxation as a RIC") associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. As such, our assets may not be diversified. Any such non-diversification would increase the risk of loss to us if there was a decline in the market value of any loan in which we had invested a large percentage of its assets. If a large portion of our assets is held in cash or similarly liquid form, our performance might be adversely affected. Investment in a non-diversified fund will generally entail greater risks than investment in a "diversified" fund. We may have a more concentrated or less broad and varied portfolio than an average mutual fund. A more concentrated portfolio can cause a portfolio such as ours to have higher volatility. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following our initial investment in a portfolio company, we may decide to provide additional funds to such portfolio company, seeking to:

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  increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

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  exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

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  preserve or enhance the value of our investment.

        There is no assurance that we will make follow-on investments or that we will have sufficient funds to make all or any of such investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the 1940 Act or the desire to maintain our qualification as a RIC. Our ability to make follow-on investments may also be limited by Bain Capital Credit and our Advisor's allocation policy or our ability to comply with our exemptive relief. Any decision by us not to make follow-on investments or its inability to make such investments may have a substantial adverse effect on a portfolio company in need of such an investment. Additionally, a failure to make such investments may result in a lost opportunity for us to increase its participation in a successful portfolio company or the dilution of our ownership in a portfolio company if a third party invests in the portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies, and such portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

        The characterization of certain of our investments as senior debt or senior secured debt does not mean that such debt will necessarily be repaid in priority to all other obligations of the businesses in which we invest. Furthermore, debt and other liabilities incurred by non-guarantor subsidiaries of the borrowers of senior secured loans made by us may be structurally senior to the debt held by us. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, the debt and other liabilities of such subsidiaries could be repaid in full before any distribution can be made to an obligor of the senior secured loans held by us. Further, portfolio companies will typically incur trade credit and other liabilities or indebtedness, which by their terms may provide that their holders are entitled to receive principal payments on or before the dates payments are due in respect of the senior secured loans held by us.

        Where we hold a first lien to secure senior indebtedness, the portfolio companies may be permitted to issue other senior loans with liens that rank junior to the first liens granted to us. The intercreditor rights of the holders of such other junior lien debt may, in any liquidation, reorganization, insolvency, dissolution or bankruptcy of such a portfolio company, affect the recovery that we would have been able to achieve in the absence of such other debt.

        Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        Even where the senior loans held by us are secured by a perfected lien over a substantial portion of the assets of a portfolio company and its subsidiaries, the portfolio company and its subsidiaries will often be able to incur a substantial amount of additional indebtedness, which may have an exclusive lien over particular assets. For example, debt and other liabilities incurred by non-guarantor subsidiaries of portfolio companies will be structurally senior to the debt held by us. Accordingly, any such debt and other liabilities of such subsidiaries would, in the event of liquidation, dissolution, insolvency, reorganization or bankruptcy of such subsidiary, be repaid in full before any distributions to an obligor of the loans held by us. Furthermore, these other assets over which other lenders have a lien may be substantially more liquid or valuable than the assets over which we have a lien.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

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  the ability to cause the commencement of enforcement proceedings against the collateral;

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  the ability to control the conduct of such proceedings;

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  the approval of amendments to collateral documents;

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  releases of liens on the collateral; and

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  waivers of past defaults under collateral documents.

        We may not have the ability to control or direct such actions, even if our rights are adversely affected.

The disposition of our investments may result in contingent liabilities.

        We may, from time to time, incur contingent liabilities in connection with an investment. For example, we may acquire a revolving credit or delayed draw term facility that has not yet been fully drawn or may originate or make a secondary purchase of a revolving credit facility. If the borrower subsequently draws down on the facility, we will be obligated to fund the amounts due. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. We may incur numerous other types of contingent liabilities. There can be no assurance that we will adequately reserve for its contingent liabilities and that such liabilities will not have an adverse effect on us.

We may be subject to risks under hedging transactions and may become subject to risk if we invest in non-U.S. securities.

        Our investment strategy contemplates potential investments in securities of non-U.S. companies to the extent permissible under the 1940 Act. Investing in loans and securities of non-U.S. issuers involves additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. These risks are likely to be more pronounced for investments in companies located in emerging markets and particularly for middle-market companies in these economies. Further, our investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. The rates of exchange between the U.S. dollar and other currencies are affected by many factors, including forces of supply and demand in the foreign exchange markets. These rates are also affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. We are not obligated to engage in any currency hedging operations, and there can be no assurance as to the success of any hedging operations that we may implement. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

        We are authorized to use various investment strategies to hedge interest rate or currency exchange risks. These strategies are generally accepted as portfolio management techniques and are regularly used by many investment funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. We may use any or all such types of interest rate hedging transactions and currency hedging transactions at any time and no particular strategy will dictate the use of one transaction rather than another. The choice of any particular interest rate hedging transactions and currency hedging transactions will be a function of numerous variables, including market conditions. Our investments or liabilities may be denominated in currencies other than the U.S. dollar, and hence the value of such investments, or the amount of such liabilities, will depend in part on the relative strength of the U.S. dollar. We may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar.

        Changes in foreign currency exchange rates may also affect the value of distributions and interest earned as well as the level of gains and losses realized on the sale of securities. Although we intend to engage in any interest rate hedging transactions and currency hedging transactions only for hedging purposes and not for speculation, use of interest rate hedging transactions and currency hedging transactions involves certain inherent risks. These risks include (i) the possibility that the market will move in a manner or direction that would have resulted in gain for us had an interest rate hedging transaction or currency hedging transaction not been utilized, in which case it would have been better had we not engaged in the interest rate hedging transaction or currency hedging transaction, (ii) the risk of imperfect correlation between the risk sought to be hedged and the interest rate hedging transaction or currency hedging transaction utilized, (iii) potential illiquidity for the hedging instrument utilized, which may make it difficult for us to close-out or unwind an interest rate hedging transaction or currency hedging transaction and (iv) credit risk with respect to the counterparty to the interest rate hedging transaction or currency hedging transaction. In addition, it might not be possible for us to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those loans and securities would likely fluctuate as a result of factors not related to currency fluctuations.

Our investments in OID and PIK interest income may expose us to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash.

        Our investments may include OID and PIK instruments. To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash, including the following:

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  OID instruments and PIK securities may have unreliable valuations because the accretion of OID as interest income and the continuing accruals of PIK securities require judgments about their collectability and the collectability of deferred payments and the value of any associated collateral;

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  OID income may also create uncertainty about the source of our cash dividends;

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  OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

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  for accounting purposes, cash distributions to stockholders that include a component of accreted OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of accreted OID income may come from the cash invested by the stockholders, the 1940 Act does not require that stockholders be given notice of this fact;

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  generally, we need to recognize income for income tax purposes no later than when we recognize such income for accounting purposes;

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  the higher interest rates on PIK securities reflects the payment deferral and increased credit risk associated with such instruments and PIK securities generally represent a significantly higher credit risk than coupon loans;

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  the presence of accreted OID income and PIK interest income create the risk of non-refundable cash payments to our Advisor in the form of incentive fees on income based on non-cash accreted OID income and PIK interest income accruals that may never be realized;

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  even if accounting conditions are met, borrowers on such securities could still default when our actual collection is expected to occur at the maturity of the obligation;

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  OID and PIK create the risk that incentive fees will be paid to our Advisor based on non-cash accruals that ultimately may not be realized, while our Advisor will be under no obligation to reimburse us for these fees; and

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  PIK interest has the effect of generating investment income and increasing the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

We are subject to risks associated with investing alongside other third parties, including our joint venture.

        We have invested in a joint venture, ABC Complete Financing Solution LLC, and may invest in additional or different joint ventures alongside third parties through partnerships, joint ventures or other entities in the future. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that such third party may at any time have economic or business interests or goals which are inconsistent with ours, or may be in a position to take action contrary to our investment objectives. In addition, we may in certain circumstances be liable for actions of such third party.

        More specifically, joint ventures involve a third party that has approval rights over activity of the joint venture. The third party may take actions that are inconsistent with our interests. For example, the third party may decline to approve an investment for the joint venture that we otherwise want the joint venture to make. A joint venture may also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowing by the joint venture is not included when calculating our total borrowing and related leverage ratios and is not subject to asset coverage requirements imposed by the 1940 Act. If the activities of the joint venture were required to be consolidated with our activities because of a change in GAAP rules or SEC staff interpretations, it is likely that we would have to reorganize any such joint venture.

Federal Income Tax and Other Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

        In order to qualify and be eligible for taxation as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute dividends in respect of each taxable year of an amount equal to at least 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, to our stockholders. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to enable us to be eligible for taxation as a RIC. If we are unable to obtain cash from other sources, we may fail to be eligible for taxation as a RIC and, thus, may be subject to corporate-level income tax. To qualify and be eligible for taxation as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. These tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualifications as a RIC. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify to be eligible for taxation as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

Shareholders may be required to pay tax in excess of the cash they receive.

        Under the DRIP, if a stockholder owns shares of our common stock, the stockholder will have all cash distributions automatically reinvested in additional shares of that stockholder's common stock unless such stockholder, or his, her or its nominee on such stockholder's behalf, specifically "opts out" of the DRIP by delivering a written notice to the plan administrator prior to the record date of the next distribution. If a stockholder does not "opt out" of the DRIP, that stockholder will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, a stockholder may have to use funds from other sources to pay U.S. federal income tax liability on the value of the common stock received. Even if a stockholder chooses to "opt out" of the DRIP, we will have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash in order to satisfy the Annual Distribution Requirement (as defined below in "Material U.S. Federal Income Tax Considerations—Election to Be Taxed as a RIC"). As long as a portion of this dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally will be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of common stock.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

        For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as amounts accrued as OID. OID may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income regardless of whether we concurrently receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash concurrently with such inclusion.

        Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement in a given taxable year to distribute at least 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, as distributions to our stockholders in order to maintain our ability to be eligible for treatment as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify to be eligible for treatment as a RIC and thus be subject to corporate-level income tax.

We may experience potential adverse tax consequences as a result of not being treated as a "publicly offered regulated investment company."

        We will be treated as a "publicly offered regulated investment company" (within the meaning of Section 67 of the Code) if either (i) shares of our common stock and our preferred stock (if any) collectively are held by at least 500 persons at all times during a taxable year, (ii) shares of our common stock are treated as regularly traded on an established securities market or (iii) shares of our common stock are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act). We cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a distribution from us in the amount of such U.S. stockholder's allocable share of the management and incentive fees paid to our Advisor and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder's miscellaneous itemized deductions exceeds 2% of such U.S. stockholder's adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

We may be subject to withholding of U.S. federal income tax on distributions for non-U.S. stockholders.

        Distributions by a BDC generally are treated as dividends for U.S. tax purposes, and will be subject to U.S. income or withholding tax unless the stockholder receiving the distribution qualifies for an exemption from U.S. tax, or the distribution is subject to one of the special look-through rules described below. Distributions paid out of net capital gains can qualify for a reduced rate of taxation in the hands of an individual U.S. stockholder, and an exemption from U.S. tax in the hands of a non-U.S. stockholder.

        However, if properly reported by a RIC as such, dividend distributions by the RIC derived from certain interest income (such distributions, "interest-related dividends") and certain net short-term capital gains (such distributions, "short-term capital gain dividends") generally are exempt from U.S. withholding tax otherwise imposed on non-U.S. stockholders. Interest-related dividends are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain interest and OID on obligations "in registered form" as well as interest on bank deposits earned by a RIC, less allocable deductions) from sources within the United States. Short-term capital gain dividends are dividends that are attributable to net short-term capital gains, other than short-term capital gains recognized on the disposition of U.S. real property interests, earned by a RIC. However, no assurance can be given as to whether any of our distributions will be eligible for this exemption from U.S. withholding tax or, if eligible, will be reported as such by us. Furthermore, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we reported the payment as an interest-related dividend or short-term capital gain dividend. Since our common stock will be subject to significant transfer restrictions, and an investment in our common stock will generally be illiquid, non-U.S. stockholders whose distributions on our common stock are subject to U.S. withholding tax may not be able to transfer their shares of our common stock easily or quickly or at all.

        A failure of any portion of our distributions to qualify for the exemption for interest-related dividends or short-term capital gain dividends would not affect the treatment of non-U.S. stockholders that qualify for an exemption from U.S. withholding tax on dividends by reason of their special status (for example, foreign government-related entities and certain pension funds resident in favorable treaty jurisdictions).

We may retain income and capital gains in excess of what is permissible for excise tax purposes and such amounts will be subject to 4% U.S. federal excise tax, reducing the amount available for distribution to taxpayers.

        We may retain some income and capital gains in the future, including for purposes of providing us with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax. In that event, we will be liable for the tax on the amount by which we do not meet the foregoing distribution requirement. See "Material U.S. Federal Income Tax Considerations."

Our business may be adversely affected if we fail to maintain our qualification as a RIC.

        To maintain RIC tax treatment under the Code, we must meet the Annual Distribution Requirement, 90% Income Test and Diversification Tests described below and defined and further described in "Material U.S. Federal Income Tax Considerations." The Annual Distribution Requirement will be satisfied if we distribute dividends to our stockholders in respect of each taxable year of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid. In this regard, a RIC may, in certain cases, satisfy the Annual Distribution Requirement by distributing dividends relating to a taxable year after the close of such taxable year under the "spillback dividend" provisions of Subchapter M of the Code. We will be subject to tax, at regular corporate rates, on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy the Excise Tax Avoidance Requirement, which is an additional distribution requirement with respect to each calendar year in order to avoid the imposition of a 4% excise tax on the amount of any under-distribution. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or chose or be required to retain a portion of our taxable income or gains, we could (i) be required to pay excise tax and (ii) fail to qualify for RIC tax treatment, and thus become subject to corporate-level income tax on our taxable income (including gains).

        The 90% Income Test will be satisfied if we earn at least 90% of our gross income each taxable year from distributions, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities. The Diversification Tests will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy the Diversification Tests, at least 50% of the value of our assets at the close of each quarter of each taxable year must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities, and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We also may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding, and value added taxes). If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may be impacted by recently enacted federal tax legislation.

        Significant U.S. federal tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, expands the circumstances in which a foreign corporation will be treated as a "controlled foreign corporation" and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The impact of this new legislation on us, our stockholders and entities in which we may invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in us.

Risks Relating to this Offering and Our Common Stock

Investing in our common stock involves an above average degree of risk.

        The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Therefore, an investment in shares of our common stock may not be suitable for someone with lower risk tolerance. In addition, our common stock is intended for long-term investors who can accept the risks of investing primarily in illiquid loans and other debt or debt-like instruments and should not be treated as a trading vehicle.

The market price of our common stock may fluctuate significantly.

        The market price and liquidity of the market for shares of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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  price and volume fluctuations in the overall stock market from time to time;

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  the inclusion or exclusion of our stock from certain indices;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

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  any loss of RIC or BDC status;

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  changes in earnings or perceived changes or variations in operating results;

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  changes or perceived changes in the value of our portfolio of investments;

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  changes in accounting guidelines governing valuation of our investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  the inability of our Advisor to employ additional experienced investment professionals or the departure of any of our Advisor's key personnel;

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  short-selling pressure with respect to shares of our common stock or BDCs generally;

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  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

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  uncertainty surrounding the strength of the U.S. economy;

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  concerns regarding European sovereign debt and economic activity generally;

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  operating performance of companies comparable to us;

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  general economic trends and other external factors; and

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  loss of a major funding source.

        In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

        We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. In addition, we cannot predict the prices at which our common stock will trade, whether at, above or below NAV. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV, and our common stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline and may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its NAV, we will generally not be able to sell additional shares of our common stock to the public at its market price without, among other things, the requisite stockholders approve such a sale.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Upon completion of this offering, we will have 51,482,137 shares of common stock outstanding (or 52,607,137 shares of common stock if the underwriters' option to purchase additional shares is fully exercised). Following this offering and the expiration of applicable lock-up periods, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Investors in this offering may experience immediate dilution upon completion of this offering.

        If you purchase shares of our common stock in this offering, you may experience immediate dilution if the price that you pay is greater than the pro forma NAV per share of the common stock you acquire. Investors in this offering could pay a price per share of common stock that exceeds the tangible book value per share after the closing of the offering. At the initial public offering price of $20.25 per share, purchasers in this offering will experience immediate dilution of approximately $0.19 per share. See "Dilution."

Purchases of our common stock under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.

        BCSF Investments, LLC and certain individuals, including Michael A. Ewald, our Chief Executive Officer and a Managing Director of Bain Capital Credit, Jonathan S. Lavine, Co-Managing Partner of Bain Capital and Founder and Chief Investment Officer of Bain Capital Credit, John Connaughton, Co-Managing Partner of Bain Capital, Jeffrey B. Hawkins, Chairman of our Board of Directors and a Managing Director of Bain Capital Credit, and Michael J. Boyle, our Vice President and Treasurer and a Director of Bain Capital Credit, intend to adopt the 10b5-1 Plan in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which such parties will buy up to $20 million in the aggregate of our common stock in the open market during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of this offering, subject to certain conditions. See "Related Party Transactions and Certain Relationships" for additional details regarding the 10b5-1 Plan. Purchases of our common stock in the open market pursuant to the 10b5-1 Plan will be subject to certain conditions and conducted in accordance with Rule 10b-18 under the Exchange Act and other applicable securities laws and regulations that set certain restrictions on the method, timing, price and volume of stock repurchases. Whether purchases will be made pursuant to the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market.

Our stockholders will experience dilution in their ownership percentage if they opt out of our DRIP.

        We have adopted a DRIP, pursuant to which we will reinvest all cash distributions declared by the Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Board authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our DRIP will have their cash distributions automatically reinvested in additional common stock, rather than receiving the cash distribution. See "Distributions" and "Dividend Reinvestment Plan" for a description of our dividend policy and obligations.

        If on the payment date for any distribution, the most recently computed NAV per share is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the plan agent is required to pay), the plan agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to a participant's account will be determined by dividing the dollar amount of the distribution by the most recently computed NAV per share provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Accordingly, participants in the DRIP may receive a greater number shares of our common stock than the number of shares associated with the market price of our common stock, resulting in dilution for other stockholders. Stockholders that opt out of our DRIP will experience dilution in their ownership percentage of our common stock over time.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

        The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms more favorable to the holders of preferred stock than to our common stockholders could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any distributions or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, participating preferred stock and preferred stock constitutes a "senior security" for purposes of the asset coverage test.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. If we are unable to satisfy the asset coverage test applicable to us as a BDC, or if we violate certain covenants under either Revolving Credit Facility or any future credit or other borrowing facility, our ability to pay distributions to our stockholders could be limited because we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder. All distributions will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, compliance with covenants under either Revolving Credit Facility or any future credit or other borrowing facility and such other factors as our Board may deem relevant from time to time.

        Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. The distributions we pay to our stockholders in a year may exceed our net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes that would reduce a stockholder's adjusted tax basis in its shares of our common stock or preferred stock and correspondingly increase such stockholder's gain, or reduce such stockholder's loss, on disposition of such shares. Distributions in excess of a stockholder's adjusted tax basis in its shares of our common stock or preferred stock will generally constitute capital gains to such stockholder.

        A distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes is not a distribution of the RIC's net ordinary income or capital gains. Accordingly, stockholders should carefully read any written disclosure accompanying a distribution from us and the information about the specific tax characteristics of our distributions provided to stockholders after the end of each calendar year, and should not assume that the source of any distribution is our net ordinary income or capital gains.

Our stockholders may experience dilution in their ownership percentage.

        Our stockholders do not have preemptive rights to any shares of our common stock we issue in the future. To the extent that we issue additional equity interests at or below NAV your percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any future and the value of our investments, you may also experience dilution in the book value and fair value of your shares of our common stock.

        Under the 1940 Act, we generally are prohibited from issuing or selling shares of our common stock at a price below NAV per share, which may be a disadvantage as compared with certain public companies. We may, however, sell up to 25% of our then outstanding shares of our common stock, or warrants, options, or rights to acquire shares of our common stock, at a price below the current NAV of shares of our common stock if the Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing shares of our common stock or senior securities convertible into, or exchangeable for, shares of our common stock, then the percentage ownership of our stockholders at that time will decrease and you will experience dilution.

We will incur significant costs as a result of being a public company.

        Public companies incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act. Accordingly, while we currently file annual, quarterly and current reports with respect to our business and financial condition under the Exchange Act, we will incur significant additional costs as a result of being a public company. These requirements may place a strain on our systems and resources. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight will be required. We will be implementing additional procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management's attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. We expect to incur significant additional annual expenses related to these steps and, among other things, directors' and officers' liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to our Administrator to compensate it for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.

        We currently are, and expect to remain for so long as we satisfy the applicable standard under the JOBS Act, an "emerging growth company," as defined in the JOBS Act, and we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies," including not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act. Although we expect to become a large accelerated filer at some point following this initial public offering, we currently are a "non-accelerated filer" under the Exchange Act, which has exempted us from compliance with these auditor attestation requirements. We cannot predict if investors will find shares of our common stock less attractive because we will rely on these exemptions. If some investors find our shares of common stock less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

        In addition, Section 107 of the JOBS Act also provides that an "emerging growth company" can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act, for complying with new or revised accounting standards. In other words, an "emerging growth company" can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing not to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to compare our financial statements to companies that comply with private company effective dates.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

        We have not previously been required to comply with the requirements of the Sarbanes-Oxley Act, including the internal control evaluation and certification requirements of Section 404 of that statute, and we will not be required to comply with certain of those requirements until we have been subject to the reporting requirements of the Exchange Act for a specified period of time. However, under current SEC rules, we will be required to report on our internal control over financial reporting pursuant to Section 404(a) starting with our fiscal year ended December 31, 2018. Thereafter, we will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. Accordingly, our internal controls over financial reporting may not currently meet all of the standards contemplated by Section 404 that we will eventually be required to meet. We are in the process of addressing our internal controls over financial reporting and are establishing formal procedures, policies, processes and practices related to financial reporting and to the identification of key financial reporting risks, assessment of their potential impact and linkage of those risks to specific areas and activities within our organization.

        We have begun the process of documenting our internal control procedures to satisfy the requirements of Section 404(a), which requires annual management assessments of the effectiveness of our internal controls over financial reporting. Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until the later of the year following our first annual report required to be filed with the SEC, or the date we are no longer an emerging growth company under the JOBS Act. Because we do not currently have comprehensive documentation of our internal controls and have not yet tested our internal controls in accordance with Section 404(a), we cannot conclude in accordance with Section 404(a) that we do not have a material weakness in our internal controls or a combination of significant deficiencies that could result in the conclusion that we have a material weakness in our internal controls. As a public entity, we will be required to complete our initial assessment in a timely manner. If we are not able to implement the requirements of Section 404(a) in a timely manner or with adequate compliance, our operations, financial reporting or financial results could be adversely affected. Matters impacting our internal controls may cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC or violations of applicable stock exchange listing rules, and result in a breach of the covenants under the agreements governing any of our financing arrangements. There could also be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements could also suffer if we or our independent registered public accounting firm were to report a material weakness in our internal controls over financial reporting. This could materially adversely affect us and lead to a decline in the market price of our common stock.

FORWARD-LOOKING STATEMENTS

        This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as "may," "will," "should," "expect," "anticipate," "project," "estimate," "intend," "continue" or "believe" or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under "Summary—The Company," "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under "Risk Factors," as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our common stock, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position.

        The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

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  our future operating results;

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  our business prospects and the prospects of our portfolio companies;

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  changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets;

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  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

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  the ability of our Advisor to locate suitable investments for us and to monitor and administer our investments;

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  the ability of our Advisor and its affiliates to attract and retain highly talented professionals;

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  risk associated with possible disruptions in our operations or the economy generally;

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  the timing of cash flows, if any, from the operations of our portfolio companies;

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  the ability of our portfolio companies to achieve their objectives;

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  changes in laws, policies or regulations (including the interpretation thereof) affecting our operations or the operations of our portfolio companies;

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  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

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  our ability to recover unrealized losses;

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  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

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  competition with other entities and our affiliates for investment opportunities;

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  the dependence of our future success on the general economy and its effect on the industries in which we invest;

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  our ability to maintain our qualification as a BDC and as a RIC;

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  the use of borrowed money to finance a portion of our investments and how much money we may borrow;

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  the adequacy of our financing sources and working capital;

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  the speculative and illiquid nature of our investments;

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  the timing, form and amount of any dividend distribution;

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  actual or potential conflicts of interest with our Advisor and its affiliates;

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  general price and volume fluctuations in the stock market;

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  the costs associated with being a publicly traded company;

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  our contractual arrangements and relationships with third parties; and

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  the risks, uncertainties and other factors we identify under "Risk Factors" and elsewhere in this prospectus.

        Any forward-looking statement made by us in this prospectus speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.

 USE OF PROCEEDS

        We estimate that the net proceeds we will receive from the sale of 7,500,000 shares of our common stock in this offering will be approximately $145.4 million (or approximately $167.5 million if the underwriters exercise in full their option to purchase additional shares of our common stock) after deducting the underwriting discounts and commissions paid by us and including estimated offering expenses of approximately $1.875 million payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount.

        We intend to use substantially all of the proceeds from the offering, net of expenses, to repay our outstanding indebtedness under the SMBC Revolving Credit Facility ($83.6 million outstanding as of September 30, 2018) and thereafter, to repay a portion of the BCSF Revolving Credit Facility ($150.0 million outstanding as of September 30, 2018). Borrowings under the SMBC Revolving Credit Facility bear interest at LIBOR plus a margin. As of September 30, 2018, the average interest rate (excluding deferred upfront financing costs and unused fees) under the SMBC Revolving Credit Facility was 3.23%. The expected maturity date of the SMBC Revolving Credit Facility is December 22, 2019. Borrowings under the BCSF Revolving Credit Facility bear interest at LIBOR plus a margin. As of September 30, 2018, the average interest rate (excluding deferred upfront financing costs and unused fees) under the BCSF Revolving Credit Facility was 4.59%. The expected maturity date of the BCSF Revolving Credit Facility is October 5, 2022.

        We intend to use any remaining proceeds to make investments in accordance with our investment objectives and strategies and for general corporate purposes. Based on prevailing market conditions, we expect to invest the portion of the proceeds to be allocated to investments, if any, within six months. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objectives and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment. We may re-borrow the amount of our indebtedness that we repay, subject to certain conditions.

        An affiliate of Goldman Sachs & Co. LLC, one of our underwriters, is our lender under the BCSF Revolving Credit Facility. Accordingly, if we use proceeds to repay our outstanding debt under the BCSF Revolving Credit Facility, it is expected that affiliates of Goldman Sachs & Co. LLC will receive some of the net proceeds of the offering. The amount of money that affiliates of Goldman Sachs & Co. LLC will receive out of the net proceeds from the offering will depend on the amount of net proceeds we raise in this offering and how we decide to allocate the proceeds from this offering between our two Revolving Credit Facilities. Based upon the amounts outstanding under the SMBC Revolving Credit Facility as of September 30, 2018, and assuming we repay all amounts under that facility with the net offering proceeds and use all remaining proceeds to repay the BCSF Revolving Credit Facility, we would expect to repay up to $61.8 million under the BCSF Revolving Credit Facility.

 DISTRIBUTIONS

        To the extent that we have income available, we intend to distribute quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by the Board. Any distributions to our stockholders will be declared out of assets legally available for distribution.

        We have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code. To obtain and maintain our RIC tax status, we must distribute at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short-term taxable gains) to our stockholders in respect of each taxable year, as well as satisfy other applicable requirements under the Code. In addition, we generally will be subject to a nondeductible U.S. federal excise tax equal to 4% of the amount by which our distributions for a calendar year are less than the sum of:

  •
  98% of our net ordinary income, taking into account certain deferrals and elections, recognized during a calendar year;

  •
  98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the one-year period ending on October 31 of such calendar year; and

  •
  the sum of any net ordinary income and capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax.

        For these excise tax purposes, we will be deemed to have distributed any net ordinary taxable income or capital gain net income on which we have paid U.S. federal income tax. Depending on the level of taxable income earned in a calendar year, we may choose to carry forward taxable income for distribution in the following calendar year, and pay any applicable U.S. federal excise tax. We cannot assure you that we will achieve results that will permit the payment of any dividends. See "Risk Factors—Risks Relating to Our Business and Structure."

        We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to you. If this happens, stockholders will be treated for U.S. federal income tax purposes as if stockholders had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, stockholders would be eligible to claim a tax credit equal to their allocable share of the tax we paid on the capital gains deemed distributed to our stockholders. We cannot offer assurance that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

        Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our DRIP. Distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions and, for this purpose, investors receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan; however, investors participating in our DRIP will not receive any corresponding cash with which to pay any such applicable taxes. If you hold shares of our common stock through a broker or financial intermediary, you may elect to receive distributions in cash by notifying your broker or financial intermediary of your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our DRIP will increase our assets on which the management fee and the incentive fee are determined and paid to our Advisor. See "Dividend Reinvestment Plan."

        Our Board intends to declare a distribution of $0.41 per share for the quarter ending December 31, 2018 to stockholders of record as of December 31, 2018. Holders as of the record date of common stock offered pursuant to this prospectus will be entitled to receive this distribution, which is expected to be paid on or about January 15, 2019.

        The following table summarizes our dividends declared and payable since inception through September 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
March 28, 2018	March 28, 2018	May 17, 2018	$0.34	$10,609,643
June 28, 2018	June 28, 2018	August 10, 2018	$0.36	$13,484,328
September 26, 2018	September 26, 2018	October 19, 2018	$0.41	$17,966,855
Total distributions for 2018 to date			$1.11	$42,060,826
May 9, 2017	May 12, 2017	May 19, 2017	$0.07	$1,174,052
June 21, 2017	June 29, 2017	August 11, 2017	$0.11	$2,739,972
September 27, 2017	September 28, 2017	November 14, 2017	$0.21	$5,235,687
December 26, 2017	December 28, 2017	January 24, 2018	$0.31	$7,742,502
Total distributions for 2017			$0.70	$16,892,213
December 22, 2016	December 22, 2016	January 17, 2017	$0.015	$82,363
Total distributions for 2016			$0.015	$82,363

        The federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon the amount of distributions paid and the sources and amounts of income and realized gains and our earnings and profits as determined for federal income tax purposes for the full fiscal year.

 CAPITALIZATION

        The following table sets forth:

  •
  Our actual capitalization as of September 30, 2018; and

  •
  Our pro forma capitalization as adjusted to reflect (a) the sale of 7,500,000 shares of our common stock in this offering (assuming no exercise of the underwriters' option to purchase additional shares) at the public offering price of $20.25 per share after deducting underwriting discounts and commissions of $4.556 million (reflecting the 50% of the sales load payable by us) and the estimated offering expenses of approximately $1.875 million (reflecting the 50% of the estimated offering expenses payable by us); (b) the application of the proceeds of this offering as described under "Use of Proceeds;" and (c) the issuance of 160,541 shares of our common stock under our DRIP and $3.2 million in additional paid-in capital in excess of par in connection with the dividend paid on October 19, 2018.

	Bain Capital Specialty Finance, Inc.
	September 30, 2018	Pro Forma
	(Unaudited) (Dollars in Thousands)
Assets:
Investments, at fair value	$1,351,443	$1,351,443
Cash and cash equivalents	151,070	151,070
Foreign cash	1,666	1,666
Restricted cash	37,736	37,736
Other assets	22,931	22,931

Total assets	$1,564,846	$1,564,846

Liabilities:
Revolving credit facilities	$233,639	$88,195
2018-1 Notes	363,616	363,616
Other liabilities	83,630	80,392

Total liabilities	$680,885	$532,203

Net Assets:
Preferred stock, $0.001 par value per share, 10,000,000,000 shares authorized, none issued and outstanding as of September 30, 2018	—	—
Common stock, par value $0.001 per share, 100,000,000,000 shares authorized, 43,821,556 shares issued and outstanding, actual; 51,482,137 shares issued and outstanding, pro forma	$44	$52
Paid-in capital in excess of par	886,057	1,034,731
Accumulated undistributed net investment income	(9,375)	(9,375)
Accumulated undistributed net realized loss	(8,049)	(8,049)
Net unrealized appreciation	15,284	15,284

Total Net Assets	883,961	1,032,643

Net asset value per share	$20.17	$20.06

DILUTION

        The dilution to investors in this offering is represented by the difference between the offering price per share of our common stock and the pro forma NAV per share of our common stock after this offering. NAV per share is determined by dividing our NAV, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

        After giving effect to the sale of the shares of common stock to be sold in this offering at the offering price of $20.25 per share, the issuance of 160,541 shares of our common stock under our DRIP in connection with the dividend paid on October 19, 2018 and the deduction of estimated offering expenses, our as-adjusted net NAV as of September 30, 2018 would be approximately $1,032.6 million, or $20.06 per share, representing an immediate dilution of $0.19 per share, or 0.94%, to shares sold in this offering. The following illustration assumes no exercise of the underwriters' option to purchase additional shares. If the underwriters' option to purchase additional shares is exercised in full, there would be an immediate dilution to the NAV of $0.20 per share, or 0.99%, to the shares sold in this offering.

        The following table illustrates the dilution to the shares on a per share basis (without exercise of the underwriters' option to purchase additional shares):

The initial public offering price per share	$20.25
September 30, 2018 NAV per share	$20.17
Decrease attributable to this offering	$0.11
As-adjusted NAV per share immediately after this offering	$20.06
Dilution per share to stockholders participating in this offering	$0.19

        The following table sets forth, immediately prior to this offering, information with respect to the shares prior to and following this offering (without exercise of the underwriters' option to purchase additional shares):

	Shares		Total Consideration		Average Price
	Number	%	Amount	%	Per Share
Shares of common stock outstanding	43,982,137	85.4%	$887,199,342	85.4%	$20.17
Shares of common stock to be sold in this offering	7,500,000	14.6%	$151,875,000	14.6%	$20.25
Total(2)	51,482,137	100%	$1,039,074,342	100%

        The as-adjusted NAV upon completion of this offering (without exercise of the underwriters' option to purchase additional shares) is calculated as follows:

Numerator
NAV as of September 30, 2018	$883,961,230
Assumed proceeds from this offering (after deduction of sales load and offering expenses payable by us)	$145,443,750
NAV upon completion of this offering	$1,032,643,092	(1)
Denominator
Shares of common stock outstanding as of September 30, 2018	43,821,596
Shares of common stock included in this offering	7,500,000
Total shares outstanding upon completion of this offering	51,482,137	(2)

(1)
Amount includes $3.2 million in additional paid-in capital in excess of par from our DRIP.

(2)
Amount includes 160,541 shares of our common stock issued under our DRIP in connection with the dividend paid on October 19, 2018.

 SELECTED FINANCIAL AND OTHER INFORMATION

        The selected consolidated financial information and other data presented below should be read in conjunction with the information contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations," the audited consolidated financial statements and the notes thereto. Financial information as of and for the years ended December 31, 2017 and 2016 has been derived from our audited financial statements. The audited financial statements included in this prospectus were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Our historical results are not necessarily indicative of future results. Financial information as of and for the nine months ended September 30, 2018 and 2017 has been derived from our unaudited interim financial statements included in this prospectus. In our opinion, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made to our unaudited financial statements. Our historical results are not necessarily indicative of future results.

        The selected financial data in this section is not intended to replace the financial statements and is qualified in its entirety by the financial statements and related notes included in this prospectus.

	As of and for the Nine Months Ended September 30, 2018	As of and for the Nine Months Ended September 30, 2017	As of and for the Year Ended December 31, 2017	As of and for the Year Ended December 31, 2016
Consolidated Statements of operations data:
Total investment income	$65,546,481	$14,588,688	$24,605,134	$868,550
Total expenses, net of fee waivers	29,390,110	5,202,734	10,395,929	1,950,084
Net investment income (loss) before taxes	36,156,371	9,385,954	14,209,205	(1,081,534)
Excise tax expense	309	—	4,882	—
Net investment income (loss) after taxes	36,156,062	9,385,954	14,204,323	(1,081,534)
Net realized and unrealized gain (loss)	361,008	2,998,825	5,095,619	1,690,509
Net increase in net assets resulting from operations	$36,517,070	$12,384,779	$19,299,942	$608,975
Per share data:
Net investment income (loss)	$1.02	$0.53	$0.73	$(0.90)
Net increase in net assets resulting from operations	$1.03	$0.70	$0.99	$0.51
Distributions declared	$1.11	$0.39	$0.70	$0.015
Consolidated Statements of assets and liabilities data (at period end):
Total assets	$1,564,846,084	$528,789,661	$988,251,310	$176,855,085
Total investments, at fair value	1,351,442,581	483,378,075	831,578,071	107,942,008
Total liabilities	680,884,854	21,893,415	481,288,482	66,510,827
Total debt	597,255,206	—	451,000,000	59,100,000
Total net assets	883,961,230	506,896,246	506,962,828	110,344,258

        The following table sets forth certain quarterly financial information for each of the last nine quarters ended September 30, 2018. This information was derived from our unaudited consolidated financial statements.

	As of and for the Quarter Ended September 30, 2018	As of and for the Quarter Ended June 30, 2018	As of and for the Quarter Ended March 31, 2018
Total investment income	$26,662,408	$21,425,506	$17,458,567
Net investment income before taxes	$13,899,251	$13,482,398	$8,774,722
Excise tax expense	$—	$—	$309
Net investment income after taxes	$13,899,251	$13,482,398	$8,774,413
Net realized and unrealized gain (loss)	$5,091,601	$(7,315,285)	$2,584,692
Net increase in net assets resulting from operations	$18,990,852	$6,167,113	$11,359,105
Net realized and unrealized gain (loss) per share—basic and diluted	$0.12	$(0.21)	$0.07
Net increase in net assets resulting from operations per share—basic and diluted	$0.46	$0.17	$0.39
Net asset value per share at period end	$20.17	$20.14	$20.33

	As of and for the Quarter Ended December 31, 2017	As of and for the Quarter Ended September 30, 2017	As of and for the Quarter Ended June 30, 2017	As of and for the Quarter Ended March 31, 2017
Total investment income	$10,016,446	$7,817,100	$4,529,172	$2,242,416
Net investment income before taxes	$4,823,251	$5,601,912	$2,794,390	$989,652
Excise tax expense	$4,882	$—	$—	$—
Net investment income after taxes	$4,818,369	$5,601,912	$2,794,390	$989,652
Net realized and unrealized gain	$2,096,794	$1,600,027	$775,941	$622,857
Net increase in net assets resulting from operations	$6,915,163	$7,201,939	$3,570,331	$1,612,509
Net realized and unrealized gain per share—basic and diluted	$0.08	$0.06	$0.05	$0.06
Net increase in net assets resulting from operations per share—basic and diluted	$0.28	$0.29	$0.21	$0.15
Net asset value per share at period end	$20.30	$20.33	$20.25	$20.24

	As of and for the Quarter Ended December 31, 2016	As of and for the Quarter Ended September 30, 2016
Total investment income	$868,550	$—
Net investment loss	$(223,135)	$(858,399)
Net realized and unrealized gain	$1,690,509	$—
Net increase (decrease) in net assets resulting from operations	$1,467,374	$(858,399)
Net realized and unrealized gain per share—basic and diluted	$0.35	$—
Net increase (decrease) in net assets resulting from operations per share—basic and diluted	$0.31	$(858.40)
Net asset value per share at period end	$20.10	$(858.40)

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        You should read the following analysis of our financial condition and results of operations in conjunction with "Selected Financial and Other Data" and the financial statements and the related notes to the financial statements appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

        We are an externally managed specialty finance company focused on lending to middle market companies. We have elected to be regulated as BDC under the 1940 Act. We are managed by our Advisor, a subsidiary of Bain Capital Credit. Since we commenced operations on October 13, 2016 through September 30, 2018, we have invested approximately $1,727.9 million in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. We seek to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out, unitranche and second lien debt, investments in strategic joint ventures, equity investments and, to a lesser extent, corporate bonds.

        Our primary focus is capitalizing on opportunities within our Senior Direct Lending strategy, which seeks to provide risk-adjusted returns and current income to our stockholders by investing primarily in middle market companies with between $10.0 million and $150.0 million in EBITDA. However, we may, from time to time, invest in larger or smaller companies. We focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. We generally seek to retain effective voting control in respect of the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We may also invest in mezzanine debt and other junior securities, including common and preferred equity, on an opportunistic basis, and in secondary purchases of assets or portfolios, but such investments are not the principal focus of our investment strategy. In addition, we may invest, from time to time, in distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities. We generate revenues primarily through receipt of interest income from the investments we hold. In addition, we generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. The companies in which we invest use our capital for a variety of reasons, including to support organic growth, to fund changes of control, to fund acquisitions, to make capital investments and for refinancing and recapitalizations.

Investments

        We expect that our level of investment activity will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the level of investment and capital expenditures of such companies, the general economic environment, the amount of capital we have available to us and the competitive environment for the type of investments we make. As a BDC, we may not acquire any assets other than qualifying assets specified in the 1940 Act, unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in "eligible portfolio companies." Pursuant to rules adopted by the SEC, "eligible portfolio companies" include certain companies that do not have any securities listed on a national securities exchange and public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250.0 million.

Market Overview

        With respect to returns, while loan spreads have tightened in the past few quarters, yields have remained relatively stable due to upward movement in LIBOR rates. During recent quarters, our Advisor has also noted stable all-in-yields. In addition, as we move later in the credit cycle, our Advisor has observed that sponsors and companies are more frequently utilizing EBITDA add-backs to demonstrate run-rate profitability. In an environment where our Advisor believes corporate profits are nearing cyclical peaks, our Advisor is increasingly skeptical of these add-backs and always incorporates such add-backs into its loan underwriting process. Despite the aforementioned headwinds, our Advisor continues to believe the investment set broadly provides attractive risk/return investment opportunities although caution is warranted.

Revenues

        We primarily generate revenue in the form of interest income on debt investments and, to a lesser extent, capital gains and distributions, if any, on equity securities that we may acquire in portfolio companies. Some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt investments and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts into or against income over the life of the loan. We record contractual prepayment premiums on loans and debt securities as interest income.

        Our debt investment portfolio consists of primarily floating rate loans. As of September 30, 2018 and December 31, 2017, 95.6% and 98.4%, respectively, of our debt investments, based on fair value, bore interest at floating rates, which may be subject to interest rate floors. Variable-rate investments subject to a floor generally reset periodically to the applicable floor, only if the floor exceeds the index. Trends in base interest rates, such as LIBOR, may affect our net investment income over the long term. In addition, our results may vary from period to period depending on the interest rates of new investments made during the period compared to investments that were sold or repaid during the period; these results reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business or macroeconomic trends.

        Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies.

Expenses

        Our primary operating expenses include the payment of fees to our Advisor under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs, including those described below. The base management fee and any incentive fee compensate our Advisor for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

  •
  our initial organization costs incurred prior to the commencement of our operations;

  •
  operating costs incurred prior to the commencement of our operations;

  •
  costs of calculating our NAV (including the cost and expenses of any third-party valuation services);

  •
  fees and expenses payable to third parties relating to evaluating, making and disposing of investments, including our Advisor's or its affiliates' travel expenses, research costs and out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments, monitoring our investments and, if necessary, enforcing our rights;

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  costs of effecting sales and repurchases of our common stock and other securities;

  •
  the base management fee and any incentive fee;

  •
  distributions on our common stock;

  •
  transfer agent and custody fees and expenses;

  •
  the allocated costs incurred by the Administrator in providing managerial assistance to those portfolio companies that request it;

  •
  other expenses incurred by BCSF Advisors or us in connection with administering our business, including payments made to third-party providers of goods or services;

  •
  brokerage fees and commissions;

  •
  federal and state registration fees;

  •
  any stock exchange listing fees;

  •
  U.S. federal, state and local taxes;

  •
  Independent Director fees and expenses;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

  •
  costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

  •
  costs of holding stockholder meetings;

  •
  our fidelity bond;

  •
  directors and officers' errors and omissions liability insurance, and any other insurance premiums;

  •
  litigation, indemnification and other non-recurring or extraordinary expenses;

  •
  direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, staff, audit, compliance, tax and legal costs;

  •
  fees and expenses associated with marketing efforts;

  •
  dues, fees and charges of any trade association of which we are a member; and

  •
  all other expenses reasonably incurred by us or the Administrator in connection with administering our business.

        To the extent that expenses to be borne by us are paid by BCSF Advisors, we will generally reimburse BCSF Advisors for such expenses. To the extent the Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator. We also reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including rent and compensation paid to or compensatory distributions received by our officers

(including our Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to us, operations staff who provide services to us, internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment and fees paid to third-party providers for goods or services. Our allocable portion of overhead will be determined by the Administrator, which expects to use various methodologies such as allocation based on the percentage of time certain individuals devote, on an estimated basis, to our business and affairs, and will be subject to oversight by the Board. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. We incurred expenses related to the sub-administrator of $0.4 million and $0.2 million for the three months ended September 30, 2018 and 2017, respectively, $0.8 million and $0.5 million for the nine months ended September 30, 2018 and 2017, respectively, and $0.5 million and $0.1 million for the years ended December 31, 2017 and 2016, respectively, which is included in professional fees on the consolidated statement of operations.

        The fee we pay our Advisor will effectively be higher after the completion of this offering. With respect to any period prior to the date of this offering, pursuant to a waiver agreement with our Advisor, all base management fees in excess of an annual rate of 0.75% of the aggregate gross assets excluding cash and cash equivalents were waived by our Advisor and not subject to recoupment by our Advisor. As a result, upon completion of this offering, the base management fee will return to an annual rate of 1.5% of our gross assets. If the base management fee contractual waiver had not been in place for the three and nine months ended September 30, 2018 and September 30, 2017, the base management fee charged would have increased by $2.3 million, $5.8 million, $0.9 million and $1.7 million, respectively. Further, upon completion of this offering, we will pay our Advisor a 17.5% incentive fee based on pre-incentive fee net investment income and capital gains, an increase from 15.0% prior to the completion of this offering. In addition, prior to the completion of this offering, our Administrator waived its right to be reimbursed for certain expenses payable by us under the Administration Agreement. Following the completion of this offering, BCSF Advisors does not intend to waive its right to be reimbursed other than in the event that any such reimbursements would cause any distributions to our stockholders to constitute a return of capital.

        All of the foregoing expenses are ultimately borne by our stockholders.

        We may also enter into additional credit facilities or other debt arrangements to partially fund our operations, and could incur costs and expenses including commitment, origination, or structuring fees and the related interest costs associated with any amounts borrowed.

Leverage

        We may borrow money from time to time. However, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% (or 150% if certain disclosure and approval requirements are met). As previously noted, our Advisor plans to seek Board and stockholder approval to reduce our asset coverage ratio to 150% as soon as practical following the completion of this offering. If such approvals are obtained, our Advisor intends to amend the base management fee to implement a tiered management fee so that the base management fee of 1.5% will continue to apply to assets held at an asset coverage ratio of 200%, but a base management fee of 1.0% would apply to any amount of assets attributable to leverage decreasing our asset coverage ratio below 200%. We do not intend to change our primary focus of capitalizing on opportunities within our Senior Direct Lending strategy, which seeks to provide risk-adjusted returns and current income to our stockholders by investing primarily in middle market companies. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook.

Portfolio and Investment Activity

        During the three months ended September 30, 2018, we invested $343.4 million in 52 portfolio companies, including ABCS as a single portfolio company, and had $65.1 million in aggregate amount of principal repayments and sales, resulting in a net increase in investments of $278.3 million for the period.

        During the three months ended September 30, 2017, we invested $69.4 million in 19 portfolio companies and had $7.4 million in aggregate amount of principal repayments and sales, resulting in a net increase in investments of $62.0 million for the period.

        During the nine months ended September 30, 2018, we invested $716.8 million in 78 portfolio companies, including ABCS as a single portfolio company, and had $192.6 million in aggregate amount of principal repayments and sales, resulting in a net increase in investments of $524.2 million for the period.

        During the nine months ended September 30, 2017, we invested $394.9 million in 50 portfolio companies and had $26.0 million in aggregate amount of principal repayments and sales, resulting in a net increase in investments of $368.9 million for the period.

        During the year ended December 31, 2017, we invested $789.6 million in 73 portfolio companies, including ABCS as a single portfolio company, and had $75.6 million in aggregate amount of principal repayments and sales, resulting in a net increase in investments of $714.0 million for the year.

        During the year ended December 31, 2016, we invested $106.6 million in 12 portfolio companies and had $0.3 million in aggregate amount of principal repayments and sales, resulting in a net increase in investments of $106.3 million for the year.

        The following tables show the composition of the investment portfolio and associated yield data as of September 30, 2018, December 31, 2017 and December 31, 2016:

	As of September 30, 2018
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio	Weighted Average Yield(5)
First Lien Senior Secured Loans(1)	$764,087,554	57.0%	$768,797,174	56.9%	6.8%
First Lien Last Out Loans(1)	29,740,058	2.2	30,397,170	2.2	8.3
Second Lien Senior Secured Loans(1)	214,158,341	16.0	215,053,521	15.9	9.5
Subordinated Debt(1)	24,702,741	1.8	24,700,000	1.8	13.2
Corporate Bonds(1)	33,898,598	2.5	33,175,470	2.5	8.2
Investment Vehicles(1)(2)	256,316,439	19.1	258,632,338	19.1	13.4
Equity Interest	16,905,906	1.3	18,616,855	1.4	N/A
Preferred Equity	1,952,879	0.1	2,070,053	0.2	N/A

Total(1)	$1,341,762,516	100.0%	$1,351,442,581	100.0%	8.7%

	As of December 31, 2017
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio	Weighted Average Yield(5)
First Lien Senior Secured Loan(3)	$478,807,128	58.3%	$485,319,396	58.4%	6.2%
First Lien Last Out Loan(3)	29,329,934	3.6	30,515,994	3.7	7.8
Second Lien Senior Secured Loan(3)	115,414,976	14.1	117,467,412	14.1	9.4
Corporate Bond(3)	8,478,000	1.0	8,138,880	1.0	7.8
Investment Vehicles(2)(3)	178,052,288	21.7	178,409,807	21.4	13.0
Equity Interest	9,227,719	1.1	9,763,092	1.2	N/A
Preferred Equity	1,952,879	0.2	1,963,490	0.2	N/A

Total(3)	$821,262,924	100.0%	$831,578,071	100.0%	8.2%

	As of December 31, 2016
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio	Weighted Average Yield(5)
First Lien Senior Secured Loan(4)	$98,474,248	92.7%	$100,067,956	92.7%	6.1%
Second Lien Senior Secured Loan(4)	7,777,251	7.3	7,874,052	7.3	8.7

Total(4)	$106,251,499	100.0%	$107,942,008	100.0%	6.3%

(1)
Computed for debt investments based upon the annual interest rate at September 30, 2018, divided by the total par amount of investments. For investments with floating interest rates, the yield calculation is computed using the contract rate at September 30, 2018. Weighted average yield for Investment Vehicles represents the weighted average levered yield of our proportionate investment in ABCS at September 30, 2018. Weighted average yield for Investment Vehicles is computed based upon (1) the weighted average of the interest rate of investments held by ABCS less (2) the weighted average interest rate of the ABCS Facility, divided by our par amount in ABCS. Total weighted average yield is the weighted average of the yields of the debt investments and the Investment Vehicles in ABCS. The weighted average yield does not represent the total return to our stockholders.

(2)
Represents equity investment in ABCS.

(3)
Computed for debt investments based upon the annual interest rate at December 31, 2017, divided by the total par amount of investments. For investments with floating interest rates, the yield calculation is computed using the contract rate at December 31, 2017. Weighted average yield for Investment Vehicles represents the weighted average levered yield of our proportionate investment in ABCS at December 31, 2017. Weighted average yield for Investment Vehicles is computed based upon (1) the weighted average of the interest rate of investments held by ABCS less (2) the weighted average interest rate of the ABCS Facility, as defined below, divided by our par amount in ABCS. Total weighted average yield is the weighted average of the yields of the debt investments and the Investment Vehicles in ABCS. The weighted average yield does not represent the total return to our stockholders.

(4)
Computed for debt investments based upon the annual interest rate at December 31, 2016, divided by the total par amount of investments. For investments with floating interest rates, the yield calculation is computed using the contract rate at December 31, 2016. The weighted average yield does not represent the total return to our stockholders.

(5)
Based upon the par value of our debt investments.

        The following table presents certain selected information regarding our investment portfolio as of September 30, 2018, December 31, 2017 and December 31, 2016:

	As of September 30, 2018	As of December 31, 2017	As of December 31, 2016
Number of portfolio companies(1)	113	85	12
Percentage of debt bearing a floating rate(2)	95.6%	98.4%	100.0%
Percentage of debt bearing a fixed rate(2)	4.4%	1.6%	—%

(1)
Includes ABCS as a single portfolio company. For details of portfolio companies held within ABCS, refer to the selected financial data of ABCS.

(2)
Measured on a fair value basis.

        The following table shows the amortized cost and fair value of our performing and non-accrual investments as of September 30, 2018:

	As of September 30, 2018
	Amortized Cost	Percentage at Amortized Cost	Fair Value	Percentage at Fair Value
Performing	$1,341,762,516	100.0%	$1,351,442,581	100.0%
Non-accrual	—	—	—	—
Total	$1,341,762,516	100.0%	$1,351,442,581	100.0%

        The following table shows the amortized cost and fair value of our performing and non-accrual investments as of December 31, 2017:

	As of December 31, 2017
	Amortized Cost	Percentage at Amortized Cost	Fair Value	Percentage at Fair Value
Performing	$821,262,924	100.0%	$831,578,071	100.0%
Non-accrual	—	—	—	—
Total	$821,262,924	100.0%	$831,578,071	100.0%

        The following table shows the amortized cost and fair value of our performing and non-accrual investments as of December 31, 2016:

	As of December 31, 2016
	Amortized Cost	Percentage at Amortized Cost	Fair Value	Percentage at Fair Value
Performing	$106,251,499	100.0%	$107,942,008	100.0%
Non-accrual	—	—	—	—
Total	$106,251,499	100.0%	$107,942,008	100.0%

        Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. We may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

        The following table shows the amortized cost and fair value of the investment portfolio, cash and cash equivalents, foreign cash and restricted cash as of September 30, 2018:

	As of September 30, 2018
	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Cash and cash equivalents	$151,069,731	9.9%	$151,069,731	9.8%
Foreign cash	1,684,252	0.1	1,666,238	0.1
Restricted cash	37,735,920	2.5	37,735,920	2.4
First Lien Senior Secured Loans	764,087,554	49.9	768,797,174	49.9
First Lien Last Out Loans	29,740,058	1.9	30,397,170	2.0
Second Lien Senior Secured Loans	214,158,341	14.0	215,053,521	13.9
Subordinated Debt	24,702,741	1.6	24,700,000	1.6
Corporate Bonds	33,898,598	2.2	33,175,470	2.2
Investment Vehicles(1)	256,316,439	16.7	258,632,338	16.8
Equity Interest	16,905,906	1.1	18,616,855	1.2
Preferred Equity	1,952,879	0.1	2,070,053	0.1
Total	$1,532,252,419	100.0%	$1,541,914,470	100.0%

(1)
Represents equity investment in ABCS.

        The following table shows the amortized cost and fair value of the investment portfolio and cash and cash equivalents and foreign cash as of December 31, 2017:

	As of December 31, 2017
	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Cash and cash equivalents	$139,506,289	14.5%	$139,506,289	14.4%
Foreign cash	1,383,845	0.1	1,411,855	0.1
First Lien Senior Secured Loans	478,807,128	49.8	485,319,396	49.9
First Lien Last Out Loans	29,329,934	3.0	30,515,994	3.1
Second Lien Senior Secured Loans	115,414,976	12.0	117,467,412	12.1
Corporate Bonds	8,478,000	0.9	8,138,880	0.8
Investment Vehicles(1)	178,052,288	18.5	178,409,807	18.4
Equity Interest	9,227,719	1.0	9,763,092	1.0
Preferred Equity	1,952,879	0.2	1,963,490	0.2
Total	$962,153,058	100.0%	$972,496,215	100.0%

(1)
Represents equity investment in ABCS.

        The following table shows the amortized cost and fair value of the investment portfolio and cash as of December 31, 2016:

	As of December 31, 2016
	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Cash	$66,732,154	38.6%	$66,732,154	38.2%
First Lien Senior Secured Loan	98,474,248	56.9	100,067,956	57.3
Second Lien Senior Secured Loan	7,777,251	4.5	7,874,052	4.5
Total	$172,983,653	100.0%	$174,674,162	100.0%

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of September 30, 2018 (with corresponding percentage of total portfolio investments):

	As of September 30, 2018
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
Investment Vehicles(1)	$256,316,439	19.1%	$258,632,338	19.1%
High Tech Industries	189,566,425	14.1	191,434,754	14.2
Healthcare & Pharmaceuticals	106,449,969	7.9	106,217,351	7.9
Services: Business	94,199,547	7.0	94,193,051	7.0
Aerospace & Defense	81,489,111	6.1	82,291,399	6.1
Hotel, Gaming & Leisure	72,571,003	5.4	73,530,045	5.4
Consumer Goods: Non-Durable	53,835,324	4.0	54,124,605	4.0
Transportation: Cargo	51,020,267	3.8	51,298,122	3.8
Capital Equipment	48,362,821	3.6	48,747,952	3.6
Retail	40,351,182	3.0	40,425,958	3.0
Containers, Packaging & Glass	35,366,817	2.6	35,335,491	2.6
Energy: Oil & Gas	30,580,293	2.3	30,731,999	2.2
Construction & Building	28,079,234	2.1	29,118,560	2.2
Wholesale	28,527,781	2.1	28,746,541	2.1
Insurance	24,902,551	1.9	24,867,121	1.8
Automotive	23,696,376	1.8	23,924,720	1.8
Energy: Electricity	22,419,958	1.7	22,417,787	1.7
Services: Consumer	21,029,247	1.6	21,206,727	1.6
Environmental Industries	19,098,906	1.4	19,533,532	1.4
Consumer Goods: Durable	17,174,674	1.3	17,334,702	1.3
Media: Broadcasting & Subscription	16,953,518	1.3	17,129,550	1.3
Beverage, Food & Tobacco	16,642,868	1.3	16,683,669	1.2
Telecommunications	15,266,863	1.1	15,202,035	1.1
Media: Diversified & Production	10,620,959	0.8	11,318,099	0.8
Real Estate	10,693,059	0.8	10,791,720	0.8
Utilities: Electric	9,885,536	0.7	9,063,470	0.7
Chemicals, Plastics & Rubber	7,370,290	0.5	7,742,816	0.6
Media: Advertising, Printing & Publishing	5,658,849	0.4	5,733,872	0.4
FIRE: Finance	3,632,649	0.3	3,664,595	0.3
Banking	—	0.0	—	0.0
Transportation: Consumer	—	0.0	—	0.0

Total	$1,341,762,516	100.0%	$1,351,442,581	100.0%

(1)
Represents equity investment in ABCS.

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of December 31, 2017 (with corresponding percentage of total portfolio investments):

	As of December 31, 2017
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
Investment Vehicles(1)	$178,052,288	21.7%	$178,409,807	21.4%
High Tech Industries	105,919,464	12.9	106,185,758	12.8
Healthcare & Pharmaceuticals	68,318,089	8.3	68,687,910	8.3
Services: Business	60,000,491	7.3	60,598,544	7.3
Aerospace & Defense	44,021,059	5.4	44,898,545	5.4
Beverage, Food & Tobacco	35,301,640	4.3	35,673,127	4.3
Capital Equipment	31,499,131	3.8	32,104,902	3.9
Wholesale	27,025,660	3.3	27,187,662	3.3
Energy: Oil & Gas	26,472,225	3.2	26,957,462	3.2
Containers, Packaging & Glass	25,227,891	3.1	25,329,872	3.0
Automotive	24,194,235	3.0	24,512,807	2.9
Media: Diversified & Production	20,524,304	2.5	21,886,325	2.6
Consumer Goods: Non-Durable	20,925,794	2.6	21,241,067	2.6
Environmental Industries	19,064,227	2.3	20,256,052	2.4
Construction & Building	15,970,504	1.9	17,521,014	2.1
Consumer Goods: Durable	15,105,349	1.8	15,118,365	1.8
Media: Broadcasting & Subscription	14,927,621	1.8	15,019,941	1.8
Retail	14,389,584	1.8	14,416,081	1.7
Telecommunications	13,476,372	1.6	13,778,898	1.7
Insurance	12,192,503	1.5	12,238,811	1.5
Real Estate	10,644,272	1.3	10,863,204	1.3
Transportation: Cargo	10,508,551	1.3	10,734,350	1.3
Chemicals, Plastics & Rubber	8,441,194	1.0	8,996,750	1.1
Utilities: Electric	8,478,000	1.0	8,138,880	1.0
Media: Advertising, Printing & Publishing	5,918,148	0.7	6,020,680	0.7
Hotel, Gaming & Leisure	4,664,328	0.6	4,801,257	0.6
Banking	—	0.0	—	0.0
Transportation: Consumer	—	0.0	—	0.0

Total	$821,262,924	100.0%	$831,578,071	100.0%

(1)
Represents equity investment in ABCS.

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of December 31, 2016 (with corresponding percentage of total portfolio investments):

	As of December 31, 2016
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
High Tech Industries	$39,698,543	37.4%	$39,904,504	37.0%
Media: Diversified & Production	15,345,715	14.4	16,046,808	14.9
Capital Equipment	14,818,168	14.0	15,025,919	13.9
Healthcare & Pharmaceuticals	14,438,471	13.6	14,580,515	13.5
Services: Business	12,259,926	11.5	12,395,025	11.5
Telecommunications	8,511,592	8.0	8,792,394	8.1
Chemicals, Plastics & Rubber	1,179,084	1.1	1,196,843	1.1
Total	$106,251,499	100.0%	$107,942,008	100.0%

        Our Advisor monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. Our Advisor has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

  •
  assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

  •
  periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

  •
  comparisons to our other portfolio companies in the industry, if any;

  •
  attendance at and participation in board meetings or presentations by portfolio companies; and

  •
  review of monthly and quarterly financial statements and financial projections of portfolio companies.

        Our Advisor rates the investments in our portfolio at least quarterly and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3 or 4, our Advisor enhances its level of scrutiny over the monitoring of such portfolio company. Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

  •
  An investment is rated 1 if, in the opinion of our Advisor, it is performing above underwriting expectations, and the business trends and risk factors are generally favorable, which may include the performance of the portfolio company or the likelihood of a potential exit.

  •
  An investment is rated 2 if, in the opinion of our Advisor, it is performing as expected at the time of our underwriting and there are generally no concerns about the portfolio company's performance or ability to meet covenant requirements, interest payments or principal amortization, if applicable. All new investments or acquired investments in new portfolio companies are initially given a rating of 2.

  •
  An investment is rated 3 if, in the opinion of our Advisor, the investment is performing below underwriting expectations and there may be concerns about the portfolio company's performance or trends in the industry, including as a result of factors such as declining performance, non-compliance with debt covenants or delinquency in loan payments (but generally not more than 180 days past due).

  •
  An investment is rated 4 if, in the opinion of our Advisor, the investment is performing materially below underwriting expectations. For debt investments, most of or all of the debt covenants are out of compliance and payments are substantially delinquent. Investments rated 4 are not anticipated to be repaid in full, if applicable, and there is significant risk that we may realize a substantial loss on our investment.

        The following table shows the composition of our portfolio on the 1 to 4 rating scale as of September 30, 2018:

	As of September 30, 2018
Investment Performance Rating	Fair Value	Percentage of Total	Number of Companies	Percentage of Total
1	$11,856,145	0.9%	2	1.8%
2	1,330,522,966	98.4	110	97.3
3	9,063,470	0.7	1	0.9
4	—	—	—	—

Total	$1,351,442,581	100.0%	113	100.0%

        The following table shows the composition of our portfolio on the 1 to 4 rating scale as of December 31, 2017:

	As of December 31, 2017
Investment Performance Rating	Fair Value	Percentage of Total	Number of Companies	Percentage of Total
1	$—	—%	—	—%
2	831,578,071	100.0	85	100.0
3	—	—	—	—
4	—	—	—	—

Total	$831,578,071	100.0%	85	100.0%

        The following table shows the composition of our portfolio on the 1 to 4 rating scale as of December 31, 2016:

	As of December 31, 2016
Investment Performance Rating	Fair Value	Percentage of Total	Number of Companies	Percentage of Total
1	$—	—%	—	—%
2	107,942,008	100.0	12	100.0
3	—	—	—	—
4	—	—	—	—

Total	$107,942,008	100.0%	12	100.0%

Antares Bain Capital Complete Financing Solution

        We have entered into a limited liability company agreement with Antares to invest in ABCS. ABCS, an unconsolidated Delaware limited liability company, was formed on September 27, 2017 and commenced operations on November 29, 2017. ABCS' principal purpose is to make investments, primarily in senior secured unitranche loans. We record our investment in ABCS at fair value. Distributions of income received from ABCS, if any, are recorded as dividend income from controlled investments in the consolidated statements of operations.

        We and Antares, as members of ABCS, have agreed to contribute capital up to (subject to the terms of our agreement) $950.0 million in aggregate to purchase equity interests in ABCS, with each member contributing up to $425.0 million and $525.0 million, respectively. Funding of such capital contributions requires the consent of both Antares Credit Opportunities Manager LLC and our Advisor on behalf of Antares and the Company, respectively. ABCS is capitalized with capital contributions from its members on a pro-rata basis based on their maximum capital contributions as transactions are funded after they have been approved.

        Investment decisions of ABCS require the consent of both our Advisor and Antares Credit, as representatives of us and Antares, respectively. Each of our Advisor and Antares source investments for ABCS. ABCS's affairs are conducted by Antares Credit, as manager of ABCS.

        The following table shows the ABCS maximum capital contributions, contributions and unfunded capital contributions from its members as of September 30, 2018.

	As of September 30, 2018
	Maximum Capital Contributions	Contributed Capital	Unfunded Capital Contributions
Bain Capital Specialty Finance, Inc.	$425,000,000	$257,626,698	$167,373,302
Antares Midco Inc.	525,000,000	318,239,042	206,760,958
Total Investments	$950,000,000	$575,865,740	$374,134,260

        The following table shows the ABCS maximum capital contributions, contributions and unfunded capital contributions from its members as of December 31, 2017.

	As of December 31, 2017
	Maximum Capital Contributions	Contributed Capital	Unfunded Capital Contributions
Bain Capital Specialty Finance, Inc.	$425,000,000	$178,052,288	$246,947,712
Antares Midco Inc.	525,000,000	219,941,870	305,058,130
Total Investments	$950,000,000	$397,994,158	$552,005,842

        ABCS entered into a senior credit facility with JP Morgan on November 29, 2017, or the ABCS Facility. The ABCS Facility allows ABCS to borrow up to $1.5 billion subject to leverage and borrowing base restrictions. The maturity date of the ABCS Facility is November 29, 2022. As of September 30, 2018 and December 31, 2017, the ABCS Facility had $929.8 million and $592.1 million of outstanding debt under the ABCS Facility, respectively. As of September 30, 2018 and December 31, 2017, the effective rate on the ABCS Facility was 5.09% and 4.30% per annum, respectively.

        As of September 30, 2018 and December 31, 2017, ABCS held total investments at fair value of $1,492.3 million and $956.2 million, respectively. As of September 30, 2018 and December 31, 2017, ABCS's portfolio was comprised of senior secured unitranche loans of 19 and 14 different borrowers, respectively. As of September 30, 2018 and December 31, 2017, there were no loans on non-accrual status. The portfolio companies in ABCS are in industries similar to those in which we may invest directly. Below is a summary of ABCS's portfolio, followed by a portfolio listing as of September 30, 2018 and December 31, 2017:

	As of
	September 30, 2018	December 31, 2017
Total first lien senior secured loans(1)	$1,496,894,149	$956,536,905
Weighted average yield on first lien unitranche loans(2)	8.3%	8.1%
Largest loan to a single borrower(1)	$119,186,478	$106,231,058
Total of five largest loans to borrowers(1)	$559,029,976	$465,635,606
Number of borrowers in the ABCS	19	14
Commitments to fund delayed draw loans(3)	$43,700,328	$25,087,777

(1)
At principal amount.

(2)
Based on par amount.

(3)
As discussed above, these commitments have been approved by ABCS.

        Below is certain summarized financial information for ABCS as of September 30, 2018 and December 31, 2017 and for the three and nine months ended September 30, 2018 and period from November 29, 2017 through December 31, 2017:

Selected Balance Sheet Information

	As of
	September 30, 2018	December 31, 2017
Loans, net of allowance of $12,745,780 and $0, respectively(1)	$1,474,881,810	$956,184,609
Cash, restricted cash and other assets	40,707,358	33,348,801

Total assets	$1,515,589,168	$989,533,410

Debt(2)	$926,058,511	$587,657,029
Other liabilities	13,401,675	3,340,372

Total liabilities	$939,460,186	$590,997,401

Members' equity	576,128,982	398,536,009

Total liabilities and members' equity	$1,515,589,168	$989,533,410

(1)
ABCS is not considered an investment company and does not follow the accounting and reporting guidelines in ASC 946. ABCS applies an allowance for loan loss methodology prescribed by FASB topic ASC 310, Receivables, and FASB ASC 450 Contingencies. The allowance for loan loss as of September 30, 2018 is a general allowance, there was no specific allowance for loan losses during the period. The Company estimates a fair value for each loan in the ABCS portfolio, which is presented in the Antares Bain Capital Complete Financing Solution schedule of investments below, which is an input to the Company's valuation of ABCS as a whole.

(2)
Net of $3.8 and $4.5 million deferred financing costs for the ABCS Facility, as of September 30, 2018 and December 31, 2017, respectively.

Selected Statement of Operations Information

	For the Three Months Ended September 30, 2018	For the Nine Months Ended September 30, 2018	For the Period From November 29, 2017 through December 31, 2017
Interest Income	$29,224,155	$72,352,543	$6,815,586
Fee income	88,939	1,035,581	19,172
Total revenues	$29,313,094	$73,388,124	$6,834,758
Credit facility expenses(1)	12,563,745	32,283,527	3,192,066
Other fees and expenses	13,848,375	16,326,361	3,100,844
Total expenses	$26,412,120	$48,609,888	$6,292,910
Net investment income	2,900,974	24,778,236	541,848
Net realized gains	—	—	—
Net change in unrealized appreciation (depreciation) on investments	—	—	—
Net increase in members' capital from operations	2,900,974	24,778,236	$541,848

(1)
As of September 30, 2018 and December 31 2017, the ABCS Facility had $929.8 million and $592.1 million of outstanding debt, respectively.

Loan Origination and Structuring Fees

        ABCS is obligated to pay sourcing fees to the applicable member or its affiliate that sources the deal. For the three and nine months ended September 30, 2018 and the period from November 29, 2017 through December 31, 2017, we did not earn any sourcing fees.

Antares Bain Capital Complete Financing Solution

Schedule of Investments
As of September 30, 2018
(Unaudited)

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Carrying Value	Fair Value(2)
Investments
Corporate Debt
Delayed Draw Term Loan
Capital Equipment
Winchester Electronics Corporation	L+ 6.50%	8.74%	6/30/2022	$11,209,129	11,209,128	11,209,129

Total Capital Equipment					11,209,128	11,209,129
Chemicals, Plastics & Rubber
PRCC Holdings, Inc.(6)	L+ 6.50%	8.75%	2/1/2021	$12,003,338	12,003,338	12,003,338

Total Chemicals, Plastics & Rubber					12,003,338	12,003,338
Consumer Goods: Non-Durable
Solaray, LLC(9)	L+ 6.50%	8.84%	9/9/2023	$25,689,049	25,530,436	25,689,049

Total Consumer Goods: Non-Durable					25,530,436	25,689,049
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L+ 5.75%	7.99%	12/20/2022	$2,480,981	2,480,981	2,480,981

Total Media: Advertising, Printing & Publishing					2,480,981	2,480,981
Services: Business
Element Buyer, Inc.(14)	—	—	7/19/2025	$—	—	(63,334)
McKissock, LLC	L+ 5.75%	8.14%	8/5/2021	$2,611,626	2,611,626	2,611,626

Total Services: Business					2,611,626	2,548,292

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Carrying Value	Fair Value(2)
Transportation: Consumer
Direct Travel, Inc.(13)	L+ 6.50%	8.87%	12/1/2021	$1,678,445	1,678,445	1,678,445

Total Transportation: Consumer					1,678,445	1,678,445

Total Delayed Draw Term Loan					55,513,954	55,609,234

First lien senior secured loan
Aerospace & Defense
API Technologies Corp.(12)	L+ 6.00%	8.25%	4/20/2024	$118,454,372	117,084,473	117,862,100

Total Aerospace & Defense					117,084,473	117,862,100
Banking
Tidel Engineering, L.P.	L+ 6.25%	8.64%	3/1/2024	$80,924,185	80,924,185	81,733,427

Total Banking					80,924,185	81,733,427
Capital Equipment
Abracon Group Holding, LLC	L+ 5.75%	8.08%	7/18/2024	$81,700,860	80,517,278	80,883,851
Aramsco, Inc.	L+ 5.25%	7.49%	8/28/2024	$50,469,044	49,475,319	49,712,008
Winchester Electronics Corporation	L+ 6.50%	8.73%	6/30/2022	$84,286,513	84,182,091	84,286,513

Total Capital Equipment					214,174,688	214,882,372
Chemicals, Plastics & Rubber
AP Plastics Group, LLC	L+ 5.25%	7.35%	8/1/2022	$50,585,308	50,529,842	50,585,308
PRCC Holdings, Inc.(5)	L+ 6.50%	8.75%	2/1/2021	$74,600,327	74,600,327	74,600,327

Total Chemicals, Plastics & Rubber					125,130,169	125,185,635
Construction & Building
Stanton Carpet Corp.(11)	L+ 5.50%	7.79%	11/21/2022	$61,334,534	61,278,330	61,334,534

Total Construction & Building					61,278,330	61,334,534
Consumer Goods: Durable
Home Franchise Concepts, Inc.	L+ 5.00%	7.13%	7/9/2024	$72,381,714	72,033,992	71,657,897

Total Consumer Goods: Durable					72,033,992	71,657,897
Consumer Goods: Non-Durable
Solaray, LLC(8)	L+ 6.50%	8.83%	9/9/2023	$85,806,327	85,806,327	85,806,327

Total Consumer Goods: Non-Durable					85,806,327	85,806,327
Energy: Oil & Gas
Amspec Services, Inc.	L+ 5.75%	8.09%	7/2/2024	$90,250,950	89,161,196	88,445,931

Total Energy: Oil & Gas					89,161,196	88,445,931
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L+ 5.75%	7.99%	12/20/2022	$82,215,157	82,060,449	82,215,157
Cruz Bay Publishing, Inc.(3)	L+ 5.75%	8.11%	6/6/2019	$11,646,589	11,646,589	11,646,589
Cruz Bay Publishing, Inc.(4)	L+ 6.75%	9.16%	6/6/2019	$3,889,335	3,889,335	3,889,335

Total Media: Advertising, Printing & Publishing					97,596,373	97,751,081
Media: Diversified & Production
Efficient Collaborative Retail Marketing Company, LLC	L+ 6.75%	9.14%	6/15/2022	$23,030,252	23,030,252	22,857,525
Efficient Collaborative Retail Marketing Company, LLC	L+ 6.75%	9.14%	6/15/2022	$33,741,229	33,029,405	33,488,170

Total Media: Diversified & Production					56,059,657	56,345,695
Retail
Batteries Plus Holding Corporation	L+ 6.75%	8.83%	7/6/2022	$68,156,203	68,156,203	68,156,203

Total Retail					68,156,203	68,156,203
Services: Business
Element Buyer, Inc.	L+ 5.25%	7.50%	7/19/2025	$85,500,900	83,886,496	85,287,148
McKissock, LLC	L+ 5.75%	8.14%	8/5/2021	$8,091,711	8,091,711	8,091,711
McKissock, LLC	L+ 5.75%	8.14%	8/5/2021	$42,249,930	41,882,258	42,566,804
TEI Holdings Inc.(10)	L+ 6.00%	8.39%	12/20/2023	$119,186,478	118,486,535	118,888,511

Total Services: Business					252,347,000	254,834,174
Transportation: Consumer
Direct Travel, Inc.(7)	L+ 6.50%	8.84%	12/1/2021	$112,719,663	112,361,043	112,719,663

Total Transportation: Consumer					112,361,043	112,719,663

Total First lien senior secured loan					1,432,113,636	1,436,715,039

Total Corporate Debt					$1,487,627,590	$1,492,324,273

Total Investments					$1,487,627,590	$1,492,324,273

(1)
The investments bear interest at a rate that may be determined by reference to the LIBOR which reset daily, monthly, quarterly or semiannually. For each, we have provided the spread over LIBOR and the current weighted average interest rate in effect at September 30, 2018. Certain investments are subject to a LIBOR interest rate floor.

(2)
Fair Value determined by our Advisor.

(3)
$158,063 of the total par amount for this security is at P + 4.75%.

(4)
$52,785 of the total par amount for this security is at P + 5.75%.

(5)
$393,462 of the total par amount for this security is at P + 5.50%.

(6)
$62,615 of the total par amount for this security is at P + 5.50%.

(7)
$283,215 of the total par amount for this security is at P + 5.50%.

(8)
$218,341 of the total par amount for this security is at P + 5.50%.

(9)
$64,715 of the total par amount for this security is at P + 5.50%.

(10)
$298,713 of the total par amount for this security is at P + 5.00%.

(11)
$1,494,638 of the total par amount for this security is at P + 5.50%.

(12)
$296,878 of the total par value for this security is at P + 5.00%.

(13)
$2,229 of the total par value for this security is at P + 5.50%.

(14)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.

Schedule of Investments

As of December 31, 2017

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Amortized Cost	Fair Value(2)
Investments
Corporate Debt
Delayed Draw Term Loan
Capital Equipment
Winchester Electronics Corporation	L + 6.50%	8.17%	6/30/2022	$11,294,304	$11,294,304	$11,294,304

Total Capital Equipment					11,294,304	11,294,304
Chemicals, Plastics & Rubber
PRCC Holdings, Inc.(6)	L + 6.50%	8.08%	2/1/2021	$12,191,184	12,191,184	12,191,184

Total Chemicals, Plastics & Rubber					12,191,184	12,191,184
Consumer Goods: Non-Durable
Solaray, LLC	L + 6.50%	8.07%	9/9/2023	$15,496,531	15,496,531	15,496,531

Total Consumer Goods: Non-Durable					15,496,531	15,496,531
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L + 6.50%	8.19%	12/20/2022	$6,228,599	6,228,599	6,228,599

Total Media: Advertising, Printing & Publishing					6,228,599	6,228,599
Services: Business
McKissock, LLC	L + 6.00%	7.94%	8/5/2019	$2,631,338	2,631,338	2,631,338

Total Services: Business					2,631,338	2,631,338
Transportation: Consumer
Direct Travel, Inc.	L + 6.50%	8.01%	12/1/2021	$7,654,382	7,654,382	7,654,382

Total Transportation: Consumer					7,654,382	7,654,382

Total Delayed Draw Term Loan					$55,496,338	$55,496,338

First Lien Senior Secured Loan
Banking
Tidel Engineering, L.P.	L + 6.25%	7.94%	3/1/2024	$80,924,185	80,924,185	80,924,185

Total Banking					80,924,185	80,924,185
Capital Equipment
Winchester Electronics Corporation	L + 6.50%	8.19%	6/30/2022	$75,343,060	75,272,510	75,272,510

Total Capital Equipment					75,272,510	75,272,510
Chemicals, Plastics & Rubber
AP Plastics Group, LLC(3)	L + 6.25%	7.63%	8/1/2022	$50,972,104	50,972,104	50,972,104
PRCC Holdings, Inc.(5)	L + 6.50%	8.08%	2/1/2021	$75,780,714	75,780,714	75,780,714

Total Chemicals, Plastics & Rubber					126,752,818	126,752,818
Construction & Building
Stanton Carpet Corp.(7)	L + 6.50%	8.07%	11/21/2022	$65,131,658	65,131,658	65,131,658

Total Construction & Building					65,131,658	65,131,658
Consumer Goods: Non-Durable
Solaray, LLC	L + 6.50%	8.00%	9/9/2023	$86,461,350	86,179,604	86,179,604

Total Consumer Goods: Non-Durable					86,179,604	86,179,604
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L + 6.50%	8.19%	12/20/2022	$76,608,806	76,608,806	76,608,806
Cruz Bay Publishing, Inc.	L + 5.75%	7.13%	6/6/2019	$12,170,869	12,170,869	12,170,869
Cruz Bay Publishing, Inc.(4)	L + 6.75%	8.47%	6/6/2019	$4,064,416	4,064,416	4,064,416

Total Media: Advertising, Printing & Publishing					92,844,091	92,844,091

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Amortized Cost	Fair Value(2)
Media: Diversified & Production
Efficient Collaborative Retail Marketing Company, LLC	L + 6.75%	8.44%	6/15/2022	$35,840,087	35,840,087	35,840,087

Total Media: Diversified & Production					35,840,087	35,840,087
Retail
Batteries Plus Holding Corporation	L + 6.50%	8.32%	7/6/2022	$68,677,806	68,677,806	68,677,806

Total Retail					68,677,806	68,677,806
Services: Business
McKissock, LLC	L + 6.00%	7.94%	8/5/2019	$8,152,786	8,152,786	8,152,786
McKissock, LLC	L + 6.00%	7.94%	8/5/2019	$17,100,285	17,100,285	17,100,285
TEI Holdings Inc.(8)	L + 6.50%	8.13%	12/20/2023	$74,173,614	74,173,614	74,173,614

Total Services: Business					99,426,685	99,426,685
Transportation: Cargo
ENC Holding Corporation	L + 6.50%	8.05%	2/8/2023	$71,062,151	71,062,151	71,062,151

Total Transportation: Cargo					71,062,151	71,062,151
Transportation: Consumer
Direct Travel, Inc.	L + 6.50%	7.95%	12/1/2021	$98,576,676	98,576,676	98,576,676

Total Transportation: Consumer					98,576,676	98,576,676

Total First Lien Senior Secured Loan					$900,688,271	$900,688,271

Total Corporate Debt					$956,184,609	$956,184,609

Total Investments					$956,184,609	$956,184,609

(1)
The investments bear interest at a rate that may be determined by reference to the LIBOR or the Prime Rate ("Prime" or "P") which reset daily, monthly, quarterly or semiannually. For each, we have provided the spread over LIBOR and the current weighted average interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.

(2)
Fair Value determined by our Advisor.

(3)
$128,932 of the total par amount for this security is at P + 5.25%.

(4)
$52,785 of the total par amount for this security is at P + 5.75%.

(5)
$393,462 of the total par amount for this security is at P + 5.50%.

(6)
$62,615 of the total par amount for this security is at P + 5.50%.

(7)
$163,237 of the total par amount for this security is at P + 5.50%.

(8)
$186,836 of the total par amount for this security is at P + 5.50%.

Results of Operations

        Our operating results for the three and nine months ended September 30, 2018 and September 30, 2017 and the years ended December 31, 2017 and December 31, 2016 were as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,		For the Year Ended December 31,
	2018	2017	2018	2017	2017	2016(1)
Total investment income from non-controlled/non-affiliate investments	$20,361,875	$7,793,040	$49,006,359	$14,556,782	$24,509,210	$868,550
Total investment income from controlled affiliate investments	6,300,533	24,060	16,540,122	31,906	95,924	—
Total expenses, net of fee waivers	12,763,157	2,215,188	29,390,110	5,202,734	10,395,929	1,950,084
Excise tax expense	—	—	309	—	4,882	—
Net investment income (loss) after taxes	13,899,251	5,601,912	36,156,062	9,385,954	14,204,323	(1,081,534)
Net realized gain (loss) on non-controlled/non-affiliate investments	(3,174,983)	48,735	(5,020,860)	81,336	54,404	—
Net realized gain (loss) on foreign currency transactions	(102,909)	(583,149)	(367,422)	(2,104)	115,025	—
Net realized gain (loss) on forward currency exchange contracts	177,172	—	(2,695,967)	(220,006)	(221,928)	—
Net change in unrealized appreciation (depreciation) on foreign currency translation	(17,216)	448,252	(42,762)	9,170	28,294	—
Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	1,529,008	(1,234,706)	9,123,101	(2,643,944)	(3,504,814)	—
Net change in unrealized appreciation on non-controlled/non-affiliate investments	7,123,429	2,920,895	(2,197,073)	5,774,373	7,731,746	1,690,509
Net change in unrealized appreciation on controlled affiliate investments	(442,900)	—	1,561,991	—	892,892	—
Net increase in net assets resulting from operations	$18,990,852	$7,201,939	$36,517,070	$12,384,779	$19,299,942	$608,975

(1)
We commenced operations on October 13, 2016.

        Net increase in net assets resulting from operations can vary from period to period as a result of various factors, including additional financing, new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. Due to these factors, period-to-period comparisons may not be meaningful.

Investment Income

        During the three months ended September 30, 2018, our investment income was comprised of $26.7 million of interest income and other income, which includes $0.5 million from the accretion of discounts, and $6.1 million of dividend income from a distribution from ABCS. During the three months ended September 30, 2017, the Company's investment income was comprised of $7.8 million of interest income, which includes $0.2 million from the accretion of discounts.

        The increase in investment income for the three months ended September 30, 2018 from the comparable period in 2017 was primarily driven by the increase in the size of our investment portfolio and increased distribution income from ABCS as a result our increased investment in ABCS and an increase in the size of the underlying ABCS portfolio. As of September 30, 2018, the size of our investment portfolio increased to $1,341.8 million from $475.9 million as of September 30, 2017, at amortized cost, and total principal amount of investments outstanding increased to $1,349.4 million from $486.7 million as of September 30, 2017. As of September 30, 2018, the weighted average yield of our first and second lien debt increased to 7.4% from 6.5% as of September 30, 2017, based on par amount, due to the addition of higher yielding assets and an increase in base rates, primarily LIBOR.

        During the nine months ended September 30, 2018, our investment income was comprised of $65.5 million of interest income and other income, which includes $1.3 million from the accretion of discounts, and $16.0 million of dividend income from a distribution from ABCS. During the nine months ended September 30, 2017, the Company's investment income was comprised of $14.6 million of interest income, which includes $0.5 million from the accretion of discounts, as well as $0.1 million of other income.

        The increase in investment income for the nine months ended September 30, 2018 from the comparable period in 2017 was primarily driven by the increase in the size of our investment portfolio and increased distribution income from ABCS as a result our increased investment in ABCS and an increase in the size of the underlying ABCS portfolio. As of September 30, 2018, the size of our investment portfolio increased to $1,341.8 million from $475.9 million as of September 30, 2017, at amortized cost, and total principal amount of investments outstanding increased to $1,349.4 million from $486.7 million as of September 30, 2017. As of September 30, 2018, the weighted average yield of our first and second lien debt increased to 7.4% from 6.5% as of September 30, 2017, based on par amount, due to the addition of higher yielding assets and an increase in base rates, primarily LIBOR.

        During the year ended December 31, 2017, our investment income was comprised of $24.6 million of interest and other income, which includes $0.8 million from the accretion of discounts. During the year ended December 31, 2016, our investment income was comprised of $0.9 million of interest income, which includes $0.06 million from the accretion of discounts.

        The increase in investment income for the year ended December 31, 2017 from the comparable period in 2016 was primarily driven by the increase in the size of our investment portfolio. As of December 31, 2017, the size of our investment portfolio increased to $821.3 million from $106.3 million as of December 31, 2016, at amortized cost, and total principal amount of investments outstanding increased to $828.7 million from $108.9 million as of December 31, 2016. As of December 31, 2017, the weighted average yield of our debt investments increased to 6.8% from 6.3% as of December 31, 2016, based on par amount, due to the addition of higher yielding assets and an increase in base rates, primarily LIBOR.

        We commenced investment operations on October 13, 2016. We did not start earning interest from investments, which includes income from accretion of discounts, amortization of premiums and origination fees, until October 2016.

Operating Expenses

        The composition of our operating expenses for the three and nine months ended September 30, 2018 and 2017 and the years ended December 31, 2017 and December 31, 2016 were as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,		For the Year Ended December 31,
	2018	2017	2018	2017	2017	2016(1)
Interest and debt financing expenses	$6,523,738	$223,945	$16,137,857	$621,853	$3,614,734	$27,015
Amortization of deferred offering costs	—	106,152	—	314,995	329,995	91,152
Base management fee	2,319,541	856,260	5,821,384	1,704,975	2,949,009	178,204
Incentive fee	3,241,992	240,003	6,157,643	449,824	764,343	253,576
Organizational costs	—	—	—	—	—	797,593
Professional fees	899,756	506,756	1,739,723	1,406,462	1,776,863	301,997
Directors fees	67,776	68,250	202,937	204,312	275,461	137,732
Other general and administrative expenses	329,917	213,822	954,327	500,313	685,524	162,815
Total expenses, before incentive fee waivers	$13,382,720	$2,215,188	$31,013,871	$5,202,734	$10,395,929	$1,950,084
Incentive fee waiver	(619,563)	—	(1,623,761)	—	—	—
Total expenses, net of fee waivers	$12,763,157	$2,215,188	$29,390,110	$5,202,734	$10,395,929	$1,950,084

(1)
We commenced operations on October 13, 2016.

Interest and Debt Financing Expenses

        Interest and debt financing expenses includes interest, amortization of deferred financing costs, upfront commitment fees and fees on the unused portion of the SMBC Revolving Credit Facility with SMBC and the BCSF Revolving Credit Facility with Goldman Sachs. As of September 30, 2018, the Revolving Credit Facilities had an outstanding balance of $599.3 million. As of December 31, 2017, the Revolving Credit Facilities had an outstanding balance of $451.0 million. As of December 31, 2016, the SMBC Revolving Credit Facility had an outstanding balance of $59.1 million. Interest and debt financing expenses for the three months ended September 30, 2018 and September 30, 2017 and the nine months ended September 30, 2018 and September 30, 2017 were approximately $6.5 million, $0.2 million, $16.1 million and $0.6 million, respectively. Interest and debt financing expenses for the years ended December 31, 2017 and December 31, 2016 were approximately $3.6 million and $0.03 million, respectively. Such increases were driven by increased drawings under the Revolving Credit Facilities related to increased deployment of capital for investments. The weighted average interest rate (excluding deferred upfront financing costs and unused fees) on our debt outstanding was 4.23%, 3.40% and 2.16% as of September 30, 2018, December 31, 2017 and December 31, 2016, respectively.

Net Realized and Unrealized Gains and Losses

        For the three months ended September 30, 2018, we had $6.7 million in net unrealized appreciation on investments on 157 investments in 113 portfolio companies. Unrealized appreciation increased for the three months ended September 30, 2018 due to net positive valuation adjustments of $5.3 million and a reversal of unrealized depreciation of $2.6 million from one portfolio company due to an exit. This unrealized appreciation was offset by $1.2 million depreciation due to foreign currency fluctuations on foreign currency denominated assets. The depreciation due to foreign currency fluctuations on foreign denominated assets was offset by $1.6 million of net realized and unrealized gains on forward currency exchange contracts and foreign currency transactions.

        During the three months ended September 30, 2018, we had sales and principal repayments of $65.1 million resulting in $3.2 million of net realized losses on investments, primarily due to the under-performance of one portfolio company.

        For the three months ended September 30, 2017, we had $2.9 million in net unrealized appreciation on investments on 76 investments in 56 portfolio companies. Unrealized appreciation for the three months ended September 30, 2017 resulted from an increase in fair value, primarily due to positive valuation adjustments. During the three months ended September 30, 2017, we entered into forward currency exchange contracts to reduce our exposure to foreign currency exchange rate fluctuations. For the three months ended September 30, 2017, we had $1.2 million in net unrealized depreciation on forward currency exchange contracts, which was offset by an increase in the net unrealized appreciation on our investments due to foreign currency fluctuations.

        During the three months ended September 30, 2017, we had sales and principal repayments of $7.4 million resulting in $0.1 million of net realized gains on investments.

        For the nine months ended September 30, 2018, we had $0.6 million in net unrealized depreciation on investments on 157 investments in 113 portfolio companies. Net unrealized depreciation for the nine months ended September 30, 2018 was comprised of $4.1 million of positive valuation adjustments, which were offset by depreciation due to fluctuations in foreign currency exchange rates on foreign currency denominated assets of $4.7 million. The depreciation due to foreign currency fluctuations on foreign denominated assets was offset by $6.0 million of net realized and unrealized gains on forward currency exchange contracts and foreign currency transactions.

        During the nine months ended September 30, 2018, we had sales and principal repayments of $192.6 million resulting in $5.0 million of net realized losses on investments, primarily due to the under-performance of one portfolio company.

        For the nine months ended September 30, 2017, we had $5.8 million in net unrealized appreciation on investments on 76 investments in 56 portfolio companies. Unrealized appreciation for the nine months ended September 30, 2017 resulted from an increase in fair value, primarily due to positive valuation adjustments. During the nine months ended September 30, 2017, we entered into forward currency exchange contracts to reduce our exposure to foreign currency exchange rate fluctuations. For the nine months ended September 30, 2017, we had $2.6 million in net unrealized depreciation on forward currency exchange contracts, which was offset by an increase in the net unrealized appreciation on our investments due to foreign currency fluctuations.

        During the nine months ended September 30, 2017, we had sales and principal repayments of $26.0 million resulting in $0.1 million of net realized gains on investments.

        For the year ended December 31, 2017, we had $8.6 million in net unrealized appreciation on 112 investments in 85 portfolio companies. Unrealized appreciation for the year ended December 31, 2017 resulted from an increase in fair value, primarily due to positive valuation adjustments. For the year ended December 31, 2016, we had $1.7 million in unrealized appreciation on 19 investments in 12 portfolio companies. Unrealized appreciation for the year ended December 31, 2016 resulted from an increase in fair value, primarily due to positive valuation adjustments. During the year ended December 31, 2017, we had sales and principal repayments of $75.6 million resulting in $0.1 million of net realized gains.

        During the year ended December 31, 2017, we entered into forward currency exchange contracts to reduce our exposure to foreign currency exchange rate fluctuations. For the year ended December 31, 2017, we had $3.5 million in unrealized depreciation on forward currency exchange contracts, which was substantially offset by an increase in the unrealized appreciation on our investments due to foreign currency fluctuations.

        During the year ended December 31, 2016, we had principal repayments of $0.3 million, resulting in no net realized gains (losses).

Net Increase (Decrease) in Net Assets Resulting from Operations

        For the three months ended September 30, 2018 and September 30, 2017 and the nine months ended September 30, 2018 and September 30, 2017, the net increase in net assets resulting from operations was $19.0 million, $7.2 million, $36.5 million and $12.4 million, respectively. For the years ended December 31, 2017 and December 31, 2016, the net increase in net assets resulting from operations was $19.3 million and $0.6 million, respectively. Based on the weighted average shares of common stock outstanding for the three months ended September 30, 2018 and September 30, 2017, the nine months ended September 30, 2018 and September 30, 2017 and the years ended December 31, 2017 and December 31, 2016 our per share net increase in net assets resulting from operations was $0.46, $0.29, $1.03, $0.70, $0.99 and $0.51, respectively.

Cash Flows

        For the nine months ended September 30, 2018, cash, foreign cash, restricted cash and cash equivalents increased by $49.6 million. During the same period, we used $447.4 million in operating activities, primarily as a result of purchases of investments, slightly offset by proceeds from principal payments of investments. During the nine months ended September 30, 2018, we generated $497.4 million from financing activities, primarily from borrowings on our Revolving Credit Facilities, issuance of 2018-1 Notes and the issuance of common stock, offset by repayments on our Revolving Credit Facilities.

        For the nine months ended September 30, 2017, cash, foreign cash and cash equivalents decreased by $28.2 million. During the same period, we used $358.4 million in operating activities, primarily as a result of purchases of investments, slightly offset by proceeds from principal payments of investments. During the nine months ended September 30, 2017, we generated $329.6 million from financing activities, primarily from issuance of common stock reduced by net repayments on the SMBC Revolving Credit Facility.

        For the year ended December 31, 2017, cash, foreign cash and cash equivalents increased by $74.2 million. During the same period, we used $697.4 million in operating activities, primarily as a result of purchases of investments, slightly offset by proceeds from principal payments of investments. During the year ended December 31, 2017, we generated $770.9 million from financing activities, primarily from borrowings on our Revolving Credit Facilities and the issuance of common stock, slightly offset by repayments on our Revolving Credit Facilities.

        For the year ended December 31, 2016, cash increased by $66.7 million. During the same period, we used $100.8 million in operating activities, primarily as a result of purchases of investments, slightly offset by proceeds from principal payments of investments. During the year ended December 31, 2016, we generated $167.5 million from financing activities, primarily from issuance of common stock and borrowings on the SMBC Revolving Credit Facility.

Financial Condition, Liquidity and Capital Resources

        At September 30, 2018, December 31, 2017 and December 31, 2016, we had $190.5 million, $140.9 million and $66.7 million in cash, foreign cash, restricted cash and cash equivalents, respectively. The primary uses of our cash are for (1) investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements; (2) the cost of operations (including paying our Advisor); (3) debt service, repayment, and other financing costs; and, (4) cash distributions to the holders of our common shares.

        We expect to generate additional cash from (1) future offerings of our common or preferred shares; (2) borrowings from our Revolving Credit Facilities and from other banks or lenders; and, (3) cash flows from operations.

        At September 30, 2018 cash on hand, combined with our uncalled capital commitments of $376.6 million and $351.4 million undrawn amount on our Revolving Credit Facilities, is expected to be sufficient for our investing activities and to conduct our operations for at least the next twelve months.

Capital Share Activity

        We have entered into Subscription Agreements with investors providing for the private placement of our common shares. Under the terms of the Subscription Agreements, we require investors to fund drawdowns to purchase our common shares up to the amount of their respective capital commitments on an as-needed basis with a minimum of 10 business days' prior notice. As of September 30, 2018 and December 31, 2017, we had received capital commitments of $1.3 billion, of which $10.8 million was from our Advisor. As of September 30, 2018, we had received capital contributions totaling $879.5 million, of which $7.8 million was from our Advisor. As of December 31, 2017, we had received capital contributions totaling $502.6 million, of which $4.8 million was from our Advisor. As of December 31, 2016, we had received capital contributions totaling $109.8 million, of which $2.7 million was from our Advisor.

        During the nine months ended September 30, 2018, pursuant to the Subscription Agreements, we delivered capital drawdown notices to our investors relating to the issuance of 6,163,522.89 shares of our common stock at $20.35 per share for an aggregate offering of $125.4 million, 6,160,339.16 shares of our common stock at $20.38 per share for an aggregate offering of $125.5 million and 6,245,548.12 shares of our common stock at $20.17 per share for an aggregate offering of $126.0 million. During the nine months ended September 30, 2018, we received additional capital commitments of $950,000. During the nine months ended September 30, 2017, we received additional capital commitments of $708.7 million, and pursuant to the Subscription Agreements, we delivered capital drawdown notices to our investors relating to the issuance of 5,430,375.07 shares of our common stock at $20.10 per share for an aggregate offering of $109.2 million, 5,850,854.57 shares of our common stock at $20.23 per share for an aggregate offering of $118.4 million and 8,131,000.10 shares of our common stock at $20.32 per share for an aggregate offering of $165.2 million. During the year ended December 31, 2017, we received additional capital commitments of $708.7 million. Pursuant to the Subscription Agreements, we delivered capital drawdown notices to our investors relating to the issuance of 5,430,375.07 shares of our common stock at $20.10 per share for an aggregate offering of $109.2 million, 5,850,854.57 shares of our common stock at $20.23 per share for an aggregate offering of $118.4 million and 8,131,000.10 shares of our common stock at $20.32 per share for an offering of $165.2 million. During the year ended December 31, 2016, pursuant to the Subscription Agreements, we delivered capital drawdown notices to our investors relating to the issuance of 5,490,882.30 shares of our common stock at $20.00 per share for an aggregate offering of $109.8 million. Proceeds from the issuance were used to fund our investing activities and for other general corporate purposes.

        As of September 30, 2018, December 31, 2017 and December 31, 2016, we received all amounts relating to the capital drawdown notices. During the nine months ended September 30, 2018, we issued 276,373.39 shares of our common stock to investors who have opted into our DRIP. During the nine months ended September 30, 2017, we issued 28,730.04 shares of our common stock to investors who have opted into our DRIP. During the year ended December 31, 2017, we issued 72,700.50 shares of our common stock to investors who had opted into our DRIP. During the year ended December 31, 2016, we did not issue any shares of our common stock to investors who had opted into our DRIP.

        All outstanding capital commitments, if any, will be cancelled as of the completion of this offering.

SMBC Revolving Credit Facility

        On December 22, 2016, we entered into the revolving credit agreement (the "SMBC Revolving Credit Agreement") with SMBC. The maximum commitment amount under the SMBC Revolving Credit Facility was $150.0 million, and may be increased up to $350.0 million ("Maximum Commitment") with the consent of SMBC or reduced upon our request. Effective July 31, 2018, we reduced the commitment amount under the SMBC Revolving Credit Facility to $85.0 million. Proceeds under the SMBC Revolving Credit Facility may be used for any purpose permitted under our organizational documents, including general corporate purposes such as the making of investments. The Revolving Credit Agreement contains certain covenants, including maintaining an asset coverage ratio of total assets to total borrowings of at least 200%. As of September 30, 2018, December 31, 2017 and December 31, 2016, we were in compliance with these covenants. Our obligations under the SMBC Revolving Credit Agreement are secured by the capital commitments and capital contributions.

        Borrowings under the SMBC Revolving Credit Facility bear interest at LIBOR plus a margin. As of September 30, 2018, December 31, 2017 and December 31, 2016, the SMBC Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 1.40%. We pay an unused commitment fee of: (a) where the Maximum Commitment which is unused on such date is greater than fifty (50) percent of the Maximum Commitment, a rate of 20 basis points (0.20%) per annum; or (b) where the Maximum Commitment which is unused on such date is less than or equal to fifty (50) percent of the Maximum Commitment, a rate of 15 basis points (0.15%) per annum. Interest is payable in arrears either on a one month, two month, three month or six month LIBOR period. Any amounts borrowed under the SMBC Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earliest of: (a) December 22, 2019; (b) the date upon which SMBC declares the obligations, or the obligations become, due and payable after the occurrence of an event of default under the SMBC Revolving Credit Facility; (c) the date upon which we terminate the commitments under the SMBC Revolving Credit Facility; and (d) 45 days prior to the earlier of (1) the date upon which the commitment period under the subscription agreements terminates and (2) the date upon which the ability to make capital calls and receive capital contributions otherwise terminates.

        As of September 30, 2018, we had $83.6 million outstanding on the SMBC Revolving Credit Facility and we were in compliance with the terms of the SMBC Revolving Credit Facility. As of December 31, 2017, we had $150.0 million outstanding on the SMBC Revolving Credit Facility, and we were in compliance with the terms of the SMBC Revolving Credit Facility. As of December 31, 2016, we had $59.1 million outstanding on the SMBC Revolving Credit Facility, and we were in compliance with the terms of the SMBC Revolving Credit Facility. We intend to continue to utilize the SMBC Revolving Credit Facility on a revolving basis to fund investments and for other general corporate purposes.

        Costs of $1.1 million were incurred in connection with obtaining the SMBC Revolving Credit Agreement which have been recorded as deferred financing costs on the consolidated statements of assets and liabilities and are being amortized over the life of the SMBC Revolving Credit Facility using the straight-line method. The balance of the unamortized deferred financing costs related to the SMBC Revolving Credit Agreement were $0.4 million, $0.7 million and $1.1 million as of September 30, 2018, December 31, 2017 and December 31, 2016, respectively.

        For the three and nine months ended September 30, 2018 and September 30, 2017 and years ended December 31, 2017 and December 31, 2016, the components of interest expense related to the SMBC Revolving Credit Facility were as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,		For the Year Ended December 31,
	2018	2017	2018	2017	2017	2016(1)
Borrowing interest expense	$834,481	$60,412	$2,900,058	$133,065	$672,822	$10,644
Unused facility fee	5,162	71,300	22,083	215,096	254,263	7,348
Amortization of deferred financing costs and upfront commitment fees	92,233	92,233	273,692	273,692	365,924	9,023
Total interest and debt financing expenses	$931,876	$223,945	$3,195,833	$621,853	$1,293,009	$27,015

(1)
We commenced operations on October 13, 2016.

BCSF Revolving Credit Facility

        On October 4, 2017, we entered into the BCSF Revolving Credit Facility with us, as equity holder, BCSF I, LLC, a Delaware limited liability company and wholly owned and consolidated subsidiary of the Company, as borrower, and Goldman Sachs as sole lead arranger. The BCSF Revolving Credit Facility was subsequently amended on May 15, 2018 to reflect certain clarifications regarding margin requirements and hedging currencies. The maximum commitment amount under the BCSF Revolving Credit Facility is $500.0 million, and may be increased up to $750.0 million. Proceeds of the loans under the BCSF Revolving Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the BCSF Revolving Credit Facility. The BCSF Revolving Credit Facility includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature. As of September 30, 2018 and December 31, 2017, we were in compliance with these covenants.

        Borrowings under the BCSF Revolving Credit Facility bear interest at LIBOR plus a margin. As of September 30, 2018 and December 31, 2017, the BCSF Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 2.50%. We pay an unused commitment fee of 30 basis points (0.30%) per annum. Interest is payable quarterly in arrears. Any amounts borrowed under the BCSF Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earliest of: (a) October 5, 2022 and (b) the date upon which all loans shall become due and payable in full, whether by acceleration or otherwise.

        As of September 30, 2018 and December 31, 2017, there were $150.0 million and $301.0 million of borrowings under the BCSF Revolving Credit Facility, respectively, and we were in compliance with the terms of the BCSF Revolving Credit Facility. We intend to continue to utilize the BCSF Revolving Credit Facility on a revolving basis to fund investments and for other general corporate purposes.

        Costs of $5.5 million were incurred in connection with obtaining the BCSF Revolving Credit Facility which have been recorded as deferred financing costs on the consolidated statements of assets and liabilities and are being amortized over the life of the BCSF Revolving Credit Facility using the straight-line method. The balance of the unamortized deferred financing costs related to the BCSF Revolving Credit Facility were $4.3 million, $5.1 million and $0.0 million as of September 30, 2018, December 31, 2017 and December 31, 2016, respectively.

        For the three and nine months ended September 30, 2018 and September 30, 2017 and the years ended December 31, 2017 and December 31, 2016, the components of interest expense related to the BCSF Revolving Credit Facility were as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,		For the Year Ended December 31,
	2018	2017	2018	2017	2017	2016
Borrowing interest expense	$5,130,280	—	$11,633,474	—	$1,704,425	—
Unused facility fee	64,442	—	381,750	—	241,200	—
Amortization of deferred financing costs and upfront commitment fees	269,219	—	798,879	—	376,100	—
Total interest and debt financing expenses	$5,463,941	—	$12,814,103	—	$2,321,725	—

2018-1 Notes

        On the 2018-1 Closing Date, we, through the 2018-1 Issuer, completed the CLO Transaction. The 2018-1 Notes are secured by a diversified portfolio of the 2018-1 Issuer consisting primarily of middle market loans and participation interests in middle market loans, the majority of which are senior secured loans. At the 2018-1 Closing Date, the Collateral Obligations were comprised of assets transferred from us and our consolidated subsidiaries. All transfers were eliminated in consolidation and there were no realized gains or losses recognized in the CLO Transaction.

        The CLO Transaction was executed through a private placement of the following 2018-1 Notes:

2018-1 Notes	Principal Amount	Spread above Index	Interest rate at September 30, 2018
Class A-1 A	$205,900,000	1.55% + 3 Month LIBOR	3.7624%
Class A-1 B	$45,000,000	1.50% + 3 Month LIBOR (first 24 months)	3.7124%
		1.80% + 3 Month LIBOR (thereafter)
Class A-2	$55,100,000	2.15% + 3 Month LIBOR	4.3624%
Class B	$29,300,000	3.00% + 3 Month LIBOR	5.2124%
Class C	$30,400,000	4.00% + 3 Month LIBOR	6.2124%

Total 2018-1 Notes	$365,700,000

Membership Interests	$85,450,000	Non-interest bearing	Not applicable
Total Membership Interests	$85,450,000

Total	$451,150,000

        The Class A-1 A, A-1 B, A-2, B and C 2018-1 Notes were issued at par and are scheduled to mature on October 20, 2030. We received 100% of the Membership Interests in exchange for our sale to the 2018-1 Issuer of the initial closing date loan portfolio. The Membership Interests do not bear interest.

        The Class A-1 A, A-1 B, A-2, B and C 2018-1 Notes are included in the consolidated financial statements. The Membership Interests are eliminated in consolidation.

        On the 2018-1 Closing Date, we used $311.0 million of the net proceeds to prepay a portion of the BCSF Revolving Credit Facility and the 2018-1 Issuer transferred to us a portion of the net cash proceeds received from the sale of the 2018-1 Notes.

        We serve as portfolio manager of the 2018-1 Issuer pursuant to a portfolio management agreement between us and the 2018-1 Issuer. For so long as we serve as portfolio manager, we will not charge any management fee or subordinated interest to which we may be entitled.

        During the reinvestment period (four years from the closing date of the CLO Transaction), pursuant to the 2018-1 Indenture, all principal collections received on the underlying collateral may be used by the 2018-1 Issuer to purchase new collateral under our direction in our capacity as portfolio manager of the 2018-1 Issuer and in accordance with our investment strategy and the terms of the 2018-1 Indenture.

        We have agreed to hold on an ongoing basis the Membership Interests with an aggregate dollar purchase price of at least equal to 5% of the aggregate amount of all obligations issued by the 2018-1 Issuer for so long as the 2018-1 Notes remain outstanding.

        The 2018-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2018-1 Issuer.

        As of September 30, 2018, there were 69 first lien and second lien senior secured loans with a total fair value of approximately $423.8 million and cash of $37.7 million securing the 2018-1 Notes. Such assets are included in our consolidated financial statements. The creditors of the 2018-1 Issuer have received security interests in such assets and such assets are not intended to be available to our or our affiliates' creditors. The Collateral Obligations must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the 2018-1 Indenture. As of September 30, 2018, we were in compliance with our covenants related to the 2018-1 Notes.

        Costs of $2.1 million were incurred in connection with debt securitization of the 2018-1 Notes by the 2018-1 Issuer which have been recorded as debt issuance costs and presented as a reduction to the outstanding principal amount of the 2018-1 Notes on the consolidated statements of assets and liabilities and are being amortized over the life of the 2018-1 Issuer using the effective interest method. The balance of the unamortized deferred financing costs related to the 2018-1 Issuer was $2.1 million as of September 30, 2018. The 2018-1 Issuer was not in existence as of December 31, 2017 and the 2018-1 Notes were not outstanding.

        For the three months ended September 30, 2018 and 2017, the components of interest expense related to the 2018-1 Issuer were as follows:

	For the Three Months Ended September 30,
	2018	2017
Borrowing interest expense	$126,974	$—
Amortization of deferred financing costs and upfront commitment fees	947	—

Total interest and debt financing expenses	$127,921	$—

        For the nine months ended September 30, 2018 and 2017, the components of interest expense related to the 2018-1 Issuer were as follows:

	For the Three Months Ended September 30,
	2018	2017
Borrowing interest expense	$126,974	$—
Amortization of deferred financing costs and upfront commitment fees	947	—

Total interest and debt financing expenses	$127,921	$—

        In accordance with applicable law and SEC staff guidance and interpretations, as a BDC, with certain limited exceptions, we are only permitted to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, is at least 200% after such borrowing, unless we meet certain disclosure and approval requirements in which case we may reduce our asset coverage ratio to 150%. As of September 30, 2018 and December 31, 2017, our asset coverage ratio was 247% and 212%, respectively. As of December 31, 2016, our asset coverage ratio was 287%. We may also refinance or repay any of our indebtedness at any time based on our financial condition and market conditions. In March 2018, the Small Business Credit Availability Act was enacted into law. The Small Business Credit Availability Act, among other things, amended the 1940 Act to reduce the asset coverage requirements applicable to BDCs from 200% to 150% so long as the BDC meets certain disclosure requirements and obtains certain approvals. Application of the reduced asset coverage requirements to a BDC requires approval by either (1) a "required majority" (as defined in Section 57(o) of the 1940 Act) of the BDC's board of directors, with effectiveness one year after the date of such approval, or (2) a majority of the votes cast at a special or annual meeting of the BDC's stockholders at which a quorum is present, which is effective the day after such stockholder approval. As previously noted, our Advisor plans to seek Board and stockholder approval to reduce our asset coverage ratio to 150% as soon as practical following the completion of this offering. The amount of leverage that we employ will depend on our Advisor's assessment of market conditions and other factors at the time of any proposed borrowing.

Distribution Policy

        Distributions to common stockholders are recorded on the record date. To the extent that we have income available, we intend to distribute quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by the Board. Any distributions to our stockholders will be declared out of assets legally available for distribution.

        We have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code, beginning with our taxable year ended December 31, 2016. To qualify for and maintain RIC tax treatment, among other things, we must distribute dividends to our stockholders in respect of each taxable year of an amount generally at least equal to 90% of the sum of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses. In order to avoid the imposition of certain excise taxes imposed on RICs, we must distribute dividends to our stockholders in respect of each calendar year of an amount at least equal to the sum of: (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for such calendar year; (2) 98.2% of our capital gains in excess of capital losses, adjusted for certain ordinary losses, generally for the one-year period ending on October 31 of such calendar year; and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax.

        We intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain all or a portion of our net capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to our stockholders.

        We have adopted a DRIP that provides for the reinvestment of cash dividends. Prior to the listing, stockholders who "opted in" to our DRIP had their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Subsequent to listing, stockholders who do not "opt out" of our DRIP will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Stockholders could elect to "opt in" or "opt out" of our DRIP in their Subscription Agreements, as defined. The elections of stockholders that made an election prior to listing will remain effective after the listing. Any dividends reinvested through the issuance of shares through our DRIP will increase our gross assets on which the base management fee and the incentive fee are determined and paid to our Advisor.

        Our distributions are recorded on the record date. The following table summarizes distributions declared during the nine months ended September 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
March 28, 2018	March 28, 2018	May 17, 2018	$0.34	$10,609,643
June 28, 2018	June 28, 2018	August 10, 2018	$0.36	$13,484,328
September 26, 2018	September 26, 2018	October 19, 2018	$0.41	$17,966,855
Total distributions declared			$1.11	$42,060,826

        The following table summarizes distributions declared during the year ended December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
May 9, 2017	May 12, 2017	May 19, 2017	$0.07	$1,174,052
June 21, 2017	June 29, 2017	August 11, 2017	$0.11	$2,739,972
September 27, 2017	September 28, 2017	November 14, 2017	$0.21	$5,235,687
December 26, 2017	December 28, 2017	January 24, 2018	$0.31	$7,742,502
Total distributions declared			$0.70	$16,892,213

        The following table summarizes distributions declared during the year ended December 31, 2016:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
December 22, 2016	December 22, 2016	January 17, 2017	$0.015	$82,363
Total distributions declared			$0.015	$82,363

        The U.S. federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full year.

Commitments and Off-Balance Sheet Arrangements

        We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to fund investments and to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized on the statements of assets and liabilities.

        As of September 30, 2018, we had $111.8 million of unfunded capital commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments(2)(3)
First Lien Senior Secured Loans
Abracon Group Holding, LLC—Revolver	7/18/2024	$2,833,400
Aimbridge Hospitality LP—Revolver	6/22/2022	1,176,500
AMCP Clean Acquisition Company, LLC—Delayed Draw Term Loan	6/16/2025	2,549,677
Amspec Services, Inc.—Revolver	7/2/2024	5,666,800
Ansira Holdings, Inc.—Revolver	12/20/2022	5,440,128
AP Plastics Group, LLC—Revolver	8/1/2021	8,500,200
API Technologies Corp.—Revolver	4/22/2024	4,183,169
Aramsco, Inc.—Revolver	8/28/2024	2,314,312
Batteries Plus Holding Corporation—Revolver	7/6/2022	4,250,100
Captain D's LLC—Revolver	12/15/2023	1,111,154
Chase Industries, Inc.—Delayed Draw Term Loan	5/12/2025	3,544,365
Clinical Innovations LLC—Revolver	10/17/2022	575,862
CMI Marketing Inc—Revolver	5/24/2023	2,112,000
Cruz Bay Publishing—Revolver	6/6/2019	2,833,400
CST Buyer Company—Revolver	3/1/2023	897,478
Datix Bidco Limited—Revolver	10/28/2024	1,267,282
Direct Travel, Inc.—Revolver	12/1/2021	4,250,100
Dorner Manufacturing Corp.—Revolver	3/15/2022	1,098,883
Drilling Info Holdings, Inc.—Delayed Draw Term Loan	7/30/2025	3,041,710
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	3,541,750
Element Buyer, Inc.—Revolver	7/19/2024	4,250,100
ENC Holding Corporation—Delayed Draw Term Loan	5/30/2025	480,821
Endries International, Inc.—Delayed Draw Term Loan	6/1/2023	55,900
Endries International, Inc.—Revolver	6/1/2022	2,504,942
FineLine Technologies, Inc.—Revolver	11/2/2021	1,965,543
Great Expressions Dental Centers PC—Revolver	9/28/2022	550,157
Home Franchise Concepts, Inc.—Revolver	7/9/2024	2,529,821
Horizon Telcom, Inc.—Revolver	6/15/2023	1,158,621
Horizon Telcom, Inc.—Delayed Draw Term Loan	6/15/2023	1,737,931
McKissock, LLC—Revolver	8/5/2021	1,841,710
PRCC Holdings, Inc.—Revolver	2/1/2021	3,541,750
Solaray, LLC—Revolver	9/9/2022	8,075,190
Sovos Compliance, LLC—Delayed Draw Term Loan	3/1/2022	870,968
Sovos Compliance, LLC—Revolver	3/1/2022	1,451,615
Stanton Carpet Corp.—Revolver	11/21/2022	4,250,100
TEI Holdings Inc.—Revolver	12/20/2022	3,116,740
Tidel Engineering, L.P.—Revolver	3/1/2023	4,250,100
Winchester Electronics Corporation—Revolver	6/30/2021	4,250,100
Zywave, Inc.—Revolver	11/17/2022	1,183,184

Total First Lien Senior Secured Loans		$109,253,563

Other Unfunded Commitments
BCC Jetstream Holdings Aviation (On II), LLC		2,561,470

Total Other Unfunded Commitments		$2,561,470

Total		$111,815,033

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of September 30, 2018.

(3)
Unfunded commitments represent unfunded commitments to fund investments, excluding our investment in ABCS as of September 30, 2018.

        As of December 31, 2017, we had $111.3 million of unfunded capital commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments(2)(3)
First Lien Senior Secured Loans
Ansira Holdings, Inc.—Revolver	12/20/2022	$7,083,500
AP Plastics Group, LLC—Revolver	8/1/2021	7,565,178
Batteries Plus Holding Corporation—Revolver	7/6/2022	4,250,100
Captain D's LLC—Revolver	12/15/2023	843,289
Clinical Innovations—Revolver	10/17/2022	998,161
Cruz Bay Publishing R/C—Revolver	6/6/2019	2,266,720
CST Buyer Company—Revolver	3/1/2023	897,478
Direct Travel, Inc.—Revolver	12/1/2021	4,250,100
Dorner Manufacturing Corp.—Revolver	3/15/2023	659,330
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	3,541,750
ENC Holding Corporation—Revolver	2/8/2023	9,811,825
Endries International, Inc.—Delayed Draw Term Loan	6/1/2023	3,278,355
Endries International, Inc.—Revolver	6/1/2022	2,576,787
FineLine Technologies, Inc.—Revolver	11/2/2021	2,620,724
Great Expressions Dental Centers PC—Delayed Draw Term Loan	9/28/2023	667,000
Great Expressions Dental Centers PC—Revolver	9/28/2022	183,386
International Entertainment Investments Limited—Delayed Draw Term Loan	2/28/2022	558,414
K-Mac Holdings Corp.—Revolver	12/20/2021	1,440,000
Lakeland Tours, LLC—Delayed Draw Term Loan	12/8/2024	186,596
McKissock, LLC—Revolver	8/5/2019	2,125,050
PRCC Holdings, Inc.—Revolver	2/1/2021	3,541,750
Solaray, LLC—Revolver	9/9/2022	8,500,200
Sovos Compliance, LLC—Delayed Draw Term Loan	3/1/2022	4,838,710
Sovos Compliance, LLC—Revolver	3/1/2022	1,451,615
Stanton Carpet Corp.—Revolver	11/21/2022	4,250,100
TEI Holdings Inc.—Revolver	12/20/2022	4,250,100
Tidel Engineering, L.P.—Revolver	3/1/2023	5,666,800
Winchester Electronics Corporation—Revolver	6/30/2021	4,250,100
Zywave, Inc.—Revolver	11/17/2022	991,316
Total First Lien Senior Secured Loans		$93,544,434
Second Lien Senior Secured Loans
NPC International, Inc.—Delayed Draw Term Loan	4/18/2025	8,000,716
Total Second Lien Senior Secured Loans		$8,000,716
Other Unfunded Commitments
BCC Jetstream Holdings Aviation (On II), LLC		9,735,064
Total Other Unfunded Commitments		$9,735,064
Total		$111,280,214

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate at December 31, 2017.

(3)
Unfunded commitments represent unfunded commitments to fund investments.

        As of December 31, 2016, we had $5.2 million of unfunded capital commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments
First Lien Senior Secured Loan
FineLine Technologies, Inc.—Revolver	11/2/2021	$2,227,615
Great Expressions Dental Centers PC—Delayed Draw Term Loan	9/28/2023	667,000
Great Expressions Dental Centers PC—Revolver	9/28/2022	1,000,286
Zywave, Inc.—Revolver	11/17/2022	1,279,118
Total First Lien Senior Secured Loan		$5,174,019
Total		$5,174,019

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

Significant Accounting Estimates and Critical Accounting Policies

Basis of Presentation

        This discussion and analysis of our financial condition and results of operations is based upon our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, we describe our critical accounting policies further in the notes to the consolidated financial statements.

Use of Estimates

        The preparation of the consolidated financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Revenue Recognition

        We record our investment transactions on a trade date basis. We record realized gains and losses based on the specific identification method. We record interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized into or against interest income using the effective interest method or straight-line method, as applicable. We record any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts received upon prepayment of a loan or debt security as interest income.

        Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for such distributions in the case of private portfolio companies, and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investment are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

        Certain investments may have contractual PIK interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. We record PIK as interest or dividend income, as applicable. If at any point we believe PIK may not be realized, we place the investment generating PIK on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income, as applicable.

        Certain structuring fees and amendment fees are recorded as other income when earned. We record administrative agent fees received as other income when the services are rendered.

Valuation of Portfolio Investments

        Investments for which market quotations are readily available are typically valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If we cannot obtain a price from an independent pricing service or if the independent pricing service is not deemed to be representative with the market, we value certain investments held by us on the basis of prices provided by principal market makers. Generally investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained, in some cases, primarily illiquid securities, multiple quotes may not be available and the mid of the bid/ask from one broker will be used. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value, subject at all times to the oversight and approval of the Board, based on the input of our Advisor, our audit committee of our Board (the "Audit Committee") and one or more independent valuation firms engaged by our Board.

        With respect to unquoted securities, we value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        With respect to investments for which market quotations are not readily available, our Advisor undertakes a multi-step valuation process, which includes:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Advisor responsible for the portfolio investment or by an independent valuation firm;

  •
  Preliminary valuation conclusions are then documented and discussed with our senior management and our Advisor. Agreed upon valuation recommendations are presented to our Audit Committee;

  •
  Our Audit Committee of our Board reviews the valuations presented and recommends values for each of the investments to our Board;

  •
  At least once annually, the valuation for each portfolio investment constituting a material portion of our portfolio will be reviewed by an independent valuation firm; and

  •
  Our Board discusses valuations and determines the fair value of each investment in good faith based upon, among other things, the input of our Advisor, independent valuation firms, where applicable, and our Audit Committee.

        In following this approach, the types of factors that are taken into account in the fair value pricing of investments include, as relevant, but are not limited to: comparison to publicly traded securities, including factors such as yield, maturity and measures of credit quality; the enterprise value of a portfolio company; the nature and realizable value of any collateral; the portfolio companies ability to make payments and its earnings and discounted cash flows; and the markets in which the portfolio company does business. In cases where an independent valuation firm provides fair valuations for investments, the independent valuation firm provides a fair valuation report, a description of the methodology used to determine the fair value and their analysis and calculations to support their conclusion. We determine the fair value of its investment in ABCS giving consideration to the assets and liabilities of ABCS, at fair value, including consideration of any necessary adjustments. We conduct this valuation process on a quarterly basis.

Recent Accounting Pronouncements

        In March 2017, the FASB issued ASU 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium by requiring the premium to be amortized to the earliest call date. This new guidance is effective for fiscal years beginning after December 15, 2018, as well as for interim periods within those fiscal years. Early adoption is permitted. We do not believe these changes will have a material impact on our consolidated financial statements and disclosures.

        In August 2018, the FASB issued ASU 2018-13, "Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement." ASU 2018-13 is part of the disclosure framework project and eliminates certain disclosure requirements for fair value measurements, requires entities to disclose new information, and modifies existing disclosure requirements. The new guidance is effective after December 15, 2019. Early adoption is permitted. We are currently evaluating the impact this change will have on our consolidated financial statements and disclosures.

Contractual Obligations

        We have entered into an Investment Advisory Agreement with our Advisor. Our Advisor has agreed to serve as our investment adviser in accordance with the terms of the Investment Advisory Agreement. Under the Investment Advisory Agreement, we have agreed to pay an annual base management fee as well as an incentive fee based on our investment performance. The services of all investment professionals and staff of our Advisor, when and to the extent engaged in providing investment advisory and management services to us, and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our Advisor. Under the Investment Advisory Agreement, we bear all other costs and expenses of our operations and transactions and to the extent that expenses to be borne by us are paid by our Advisor, we will reimburse our Advisor for such expenses. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

        We have entered into an Administration Agreement with the Administrator pursuant to which the Administrator will furnish us with administrative services necessary to conduct our day-to-day operations. We reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including compensation paid to or compensatory distributions received by our officers (including our Chief

Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

        If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and Administration Agreement.

        A summary of the maturities of our principal amounts of debt and other contractual payment obligations as of September 30, 2018 are as follows:

	Payments Due by Period
	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
SMBC Revolving Credit Facility	$83,639,250	$—	$83,639,250	$—	$—
BCSF Revolving Credit Facility	150,000,000	—	—	150,000,000	—
2018-1 Notes	365,700,000	—	—	—	365,700,000

Total Debt Obligations	$599,339,250	$—	$83,639,250	$150,000,000	$365,700,000

Quantitative and Qualitative Disclosures about Market Risk

        We are subject to financial market risks, including changes in interest rates. We will generally invest in illiquid loans and securities including debt and equity securities of middle market companies. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by the Board using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        Assuming that the statement of financial condition as of September 30, 2018 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change in Interest Rates	Increase (Decrease) in Interest Income	Increase (Decrease) in Interest Expense	Net Increase (Decrease) in Net Investment Income
Down 25 basis points	$(2,370,421)	$(1,498,348)	$(872,073)
Up 100 basis points	9,547,136	5,993,393	3,553,743
Up 200 basis points	19,421,829	11,986,785	7,435,044
Up 300 basis points	29,356,723	17,980,178	11,376,545

        From time to time, we may make investments that are denominated in a foreign currency. These investments are translated into U.S. dollars at the balance sheet date, exposing us to movements in foreign exchange rates. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us. We may seek to utilize instruments such as, but not limited to, forward contracts to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates. We also have the ability to borrow in certain foreign currencies under the SMBC Revolving Credit Agreement. Instead of entering into a foreign exchange forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment.

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of September 30, 2018, December 31, 2017 and December 31, 2016. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of December 31, 2017 and December 31, 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Facilities
September 30, 2018	$233.6	$6,349.7	—	N/A
December 31, 2017	$451.0	$2,124.1	—	N/A
December 31, 2016	$59.1	$2,867.1	—	N/A
2018-1 Notes
September 30, 2018	$365.7	$4,056.1	—	N/A
December 31, 2017	—	—	—	N/A
December 31, 2016	—	—	—	N/A
Total Senior Securities
September 30, 2018	$599.3	$2,475.1	—	N/A
December 31, 2017	451.0	2,124.1	—	N/A
December 31, 2016	59.1	2,867.1	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
As a BDC, we must have at least 200% asset coverage calculated pursuant to the 1940 Act immediately after each time we issue senior securities. Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The "—" in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

BUSINESS

The Company

        We are an externally managed specialty finance company focused on lending to middle market companies. We have elected to be regulated as a BDC under the 1940 Act. We are managed by our Advisor, a subsidiary of Bain Capital Credit. Since we commenced operations on October 13, 2016 through September 30, 2018, we have invested approximately $1,727.9 million in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. We seek to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out, unitranche and second lien debt, investments in strategic joint ventures, equity investments and, to a lesser extent, corporate bonds.

Investment Strategy

        Our primary focus is capitalizing on opportunities within our Senior Direct Lending strategy, which seeks to provide risk-adjusted returns and current income to our stockholders by investing primarily in middle market companies with between $10.0 million and $150.0 million in EBITDA. However, we may, from time to time, invest in larger or smaller companies. We focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. We generally seek to retain effective voting control in respect of the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We may also invest in mezzanine debt and other junior securities, including common and preferred equity, on an opportunistic basis, and in secondary purchases of assets or portfolios, but such investments are not the principal focus of our investment strategy. In addition, we may invest, from time to time, in distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities. We generate revenues primarily through receipt of interest income from the investments we hold. In addition, we generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. The companies in which we invest use our capital for a variety of reasons, including to support organic growth, to fund changes of control, to fund acquisitions, to make capital investments and for refinancing and recapitalizations.

  •
  Middle Market First Lien; Stretch Senior/Unitranche; Second Lien Loans.  The collateral for first lien loans will take the form of first-priority liens on the assets of the portfolio company borrower. "Stretch senior" or "unitranche" loans are senior term loans that have a principal amount and first lien collateral package that stretches beyond typical first lien senior loan leverage multiples into a range typical of junior debt instruments. Second lien term loans rank behind other forms of senior debt in a portfolio company's capital structure in terms of priority of payment and rights to collateral in a default situation. Collateral for these loans typically includes all or substantially all assets of the borrower, such as receivables, inventories, plant and equipment, real estate, and any intangibles such as trademarks and customer lists. These loans usually feature floating cash interest over a benchmark (such as the LIBOR) with a floor, a purchase price with a slight discount to par, principal protection in the form of perfected liens on collateral, and a maturity of five to seven years. The loans typically differ based on the level (such as a first or second position) and type (such as inventory or property) of collateral protection and amount of scheduled amortization.

  •
  Mezzanine Loans and Other Junior Securities.  Mezzanine loans are unsecured, subordinated loans that provide relatively high, fixed interest rates with significant current interest income. Mezzanine loans and other junior securities typically do not have any hard collateral but are instead protected by the cash flow of the portfolio company. They may offer many benefits associated with senior private debt investments, including significant information rights and protective covenants. For these types of investments, we would typically evaluate the potential opportunity to invest in the subordinated debt as well as in a portion of the equity of the company (which we expect would typically be approximately 10% of the amount of the debt investment). These types of securities often feature a mix of fixed rate cash and PIK interest, a purchase price with a slight discount to par, no lien/collateral protection, and a bullet maturity outside of the senior debt in the capital structure.

  •
  Secondary Asset and Portfolio Purchases.  Due to the need for financial firms to raise capital and strengthen their own capital base, a number of institutions, particularly European banks, have either announced that they are selling individual corporate loan assets or entire portfolios of such assets or have already executed such trades. We believe this trend will continue over the next several years given the financial distress currently being felt by these firms. We believe that the large industry teams and the dedicated Private Credit Group to which our Advisor has access positions us well to diligence and purchase these assets and portfolios when they come to market.

        On November 29, 2017, we invested in a joint venture with Antares called ABC Complete Financing Solution LLC, which makes investments through its subsidiary, Antares Bain Capital Complete Financing Solution LLC (together with ABC Complete Financing Solution LLC, "ABCS"). We and Antares, as members of ABCS, have agreed to contribute capital up to (subject to the terms of our agreement) $950.0 million in aggregate to purchase equity interests in ABCS, with us and Antares contributing up to $425.0 million and $525.0 million, respectively. Funding of such capital contributions requires the consent of both Antares Credit Opportunities Manager LLC and the Advisor on behalf of Antares and the Company, respectively. As of September 30, 2018, we and Antares had contributed $257.6 million and $318.2 million to ABCS, respectively. If we materially breach certain covenants, we may be required to sell our ABCS equity interests to the other member. As of September 30, 2018, ABCS had $1.5 billion in loans and was invested across 13 industries. The largest industries based on fair value as of September 30, 2018, were Services: Business, Capital Equipment and Chemicals, Plastics and Rubber, which represented 17.2%, 15.2%, and 9.2%, respectively, as a percentage of the ABCS portfolio at fair value.

        The following tables show the composition of the investment portfolio and associated yield data as of September 30, 2018 and December 31, 2017:

	As of September 30, 2018
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio	Weighted Average Yield
First Lien Senior Secured Loans(1)	$764,087,554	57.0%	$768,797,174	56.9%	6.8%
First Lien Last Out Loans(1)	29,740,058	2.2	30,397,170	2.2	8.3
Second Lien Senior Secured Loans(1)	214,158,341	16.0	215,053,521	15.9	9.5
Subordinated Debt(1)	24,702,741	1.8	24,700,000	1.8	13.2
Corporate Bonds(1)	33,898,598	2.5	33,175,470	2.5	8.2
Investment Vehicles(1)(2)	256,316,439	19.1	258,632,338	19.1	13.4
Equity Interest	16,905,906	1.3	18,616,855	1.4	N/A
Preferred Equity	1,952,879	0.1	2,070,053	0.2	N/A

Total(1)	$1,341,762,516	100.0%	$1,351,442,581	100.0%	8.7%

	As of December 31, 2017
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio	Weighted Average Yield
First Lien Senior Secured Loans(1)	$478,807,128	58.3%	$485,319,396	58.4%	6.2%
First Lien Last Out Loans(1)	29,329,934	3.6	30,515,994	3.7	7.8
Second Lien Senior Secured Loans(1)	115,414,976	14.1	117,467,412	14.1	9.4
Corporate Bonds(1)	8,478,000	1.0	8,138,880	1.0	7.8
Investment Vehicles(1)(2)	178,052,288	21.7	178,409,807	21.4	13.0
Equity Interest	9,227,719	1.1	9,763,092	1.2	N/A
Preferred Equity	1,952,879	0.2	1,963,490	0.2	N/A

Total(1)	$821,262,924	100.0%	$831,578,071	100.0%	8.2%

(1)
Computed for debt investments based upon the annual interest rate at the balance sheet date, divided by the total par amount of investments. For investments with floating interest rates, we calculate yield using the contract rate at such date. Weighted average yield for Investment Vehicles represents the weighted average levered yield of our proportionate investment in ABCS at such date. We compute weighted average yield for Investment Vehicles based upon (1) the weighted average of the interest rate of investments held by ABCS less (2) the weighted average interest rate of the ABCS Facility, divided by our par amount in ABCS. Total weighted average yield is the weighted average of the yields of the debt investments and the Investment Vehicles in ABCS. The weighted average yield does not represent the total return to our stockholders.

(2)
Represents equity investment in ABCS.

        The following tables present certain selected information regarding our investment portfolio as of September 30, 2018 and December 31, 2017, respectively:

	As of September 30, 2018	As of December 31, 2017
Number of portfolio companies(2)	113	85
Percentage of debt bearing a floating rate(1)	95.6%	98.4%
Percentage of debt bearing a fixed rate(1)	4.4%	1.6%

(1)
Measured on a fair value basis.

(2)
Includes ABCS as a single portfolio company. For details of portfolio companies held within ABCS, refer to the selected financial data of ABCS.

        Our investment activities are managed by our Advisor. Our Advisor, through the resources provided by Bain Capital Credit pursuant to the Resource Sharing Agreement, uses detailed business, industry and competitive analyses to make investments. In evaluating potential opportunities, Bain Capital Credit's investment professionals typically complete market analyses to assess the attractiveness of a given industry and a specific investment and monitor, on an ongoing basis, financial performance and market developments. Our Advisor's approach to making investments generally involves evaluating the following business characteristics: market definition, market size and growth prospects, competitive analysis, historical financial performance, margin analysis and cost structure, quality of earnings, capital structure, access to capital markets and regulatory, risk analysis, tax and legal matters. Additionally, our Advisor places significant emphasis on the quality and track record of the controlling stockholders and management team as well as careful consideration to the underlying deal structure and documentation.

When considering an investment that meets our return objectives, our Advisor seeks to mitigate downside risk.

        We seek to create a broad and varied portfolio of investments across various industries as a method to manage risk and capitalize on specific sector trends, all concentrated in a small number of industries.

Competitive Strengths

        A Premier Global Asset Management Platform.    Bain Capital is one of the world's leading private alternative asset management firms with approximately $105 billion in AUM as of June 30, 2018. Bain Capital Credit has been a leader in investing in global credit for over 20 years and had approximately $40 billion in AUM as of June 30, 2018. Since inception in 1998, Bain Capital Credit has been a consistent investor in the middle market through multiple credit cycles and over this time has developed a global sourcing network, deep industry expertise and a proven track record.

        Experienced Management Team.    We seek to capitalize on the significant experience and expertise of Bain Capital Credit's investment team, including its dedicated 31-person Bain Capital Private Credit Group, which is represented across Bain Capital Credit's Boston, Chicago, New York, London, Dublin and Sydney offices. The Private Credit Group has been a core component of Bain Capital Credit's investment strategy since inception and is led by Michael Ewald, who has 22 years of experience with 18 of those years at Bain Capital Credit. As of September 30, 2018, the senior investment professionals in the Private Credit Group had an average of 13 years of overall industry experience and the managing directors of Bain Capital Credit had an average investment experience of over 20 years. We believe the experience of our management team across multiple credit cycles, asset classes and industries provides us with a competitive advantage in sourcing and idea generation, investment diligence & recommendation, credit committee approval and portfolio construction and portfolio & risk management.

        Extensive Origination Capabilities and Disciplined, Professional Investment Process.    Our Advisor originates our investments by utilizing the Private Credit Group's global sourcing capabilities and its extensive contacts and relationships with over 1,500 middle market private equity sponsors, banks and financial intermediaries. Our origination and underwriting capabilities are further enhanced by Bain Capital Credit's Industry Research Teams and Distressed & Special Situations Group, which include 33 and 56 investment professionals, respectively, each with its own sets of origination contacts and deep sector and specialized investment expertise. Our Advisor utilizes Bain Capital Credit's rigorous investment due diligence and approval process. Bain Capital Credit's investment teams take a bottom-up approach to investing which is complimented by the macro relative value insights of credit committee members and portfolio managers across different geographies, industries and investment securities. Bain Capital Credit's Industry Research Teams also provide us access to deep experience across a range of industries that we believe is unique to us as a middle market credit investor. We believe this extensive network and disciplined investment process will continue to produce consistent, differentiated deal flow and facilitate our investment process.

        Breadth of Platform and Infrastructure.    We invest across multiple asset classes, benefitting from the breadth of the Bain Capital Credit platform and the depth and experience of its portfolio management team. Bain Capital Credit's dedicated Credit Committee, risk and oversight committee and our Advisor's portfolio management team provide superior risk management. In addition, we benefit from the financing expertise of Bain Capital Credit's Structured Products team and have the ability to leverage Bain Capital's long-standing relationships with various financial institutions to source and structure attractive funding and financing solutions. Lastly, Bain Capital Credit's platform provides us with strong asset management infrastructure, including access to significant finance, operations, legal, compliance, technology and other support functions resources.

        Portfolio of Performing, Predominantly Senior Secured, Floating Rate Loans.    We have invested approximately $1,727.9 million in aggregate principal amount of debt and equity investments through September 30, 2018. As of September 30, 2018, we had investments in 113 portfolio companies with an aggregate fair value of $1,351.4 million across 30 different industries that we believe exhibit strong credit quality and industry diversification. As of September 30, 2018, the portfolio was comprised of 56.9% of first lien term loans, 2.2% of first lien last out term loans, 15.9% in second lien term loans, 1.8% in subordinated debt, 19.1% in investment vehicles, which represents our interest in unitranche loans through ABCS, and the remaining 4.1% in corporate bonds and preferred and common equity interests. As of September 30, 2018, approximately 95.6% of our debt investments bore interest at floating rates, subject to interest rate floors; floating rate loans provide protection in rising interest rate environments. As of September 30, 2018, 89.7% of the portfolio was invested in U.S.-domiciled companies and 10.3% in non-U.S. domiciled companies, including in the United Kingdom, Ireland, Sweden, France, Norway and the Netherlands. We believe this geographic diversification is a reflection of our Advisor's global platform and ability to find value across borders. We believe that this portfolio generates consistent attractive risk adjusted levels of income.

        Strategic Partnerships.    We have access to a range of differentiated strategic partnerships given the scope of Bain Capital and the breadth of our network. For example, in November 2017, we invested in ABCS, a joint venture with Antares. ABCS provides senior secured first lien unitranche loans to private equity backed middle market borrowers. All investment decisions of ABCS require the consent of both our Advisor and Antares Credit Opportunities Manager LLC, as representatives of us and Antares, respectively. We believe our ability to form other strategic partnerships will provide increased investment opportunities and enhance portfolio diversification.

Market Opportunity

        We believe middle market lending continues to exhibit an attractive risk-reward profile due to a confluence of factors present in the current investment environment.

        Favorable Demand Dynamic.    Our investment strategy focuses on investing in loans and securities to middle market, primarily private equity sponsor-backed, companies. As such, we view demand for financing solutions as a function of the size and health of the middle market and the level of investment activity from middle market private equity sponsors. From a technical perspective, demand continues to build for middle market financing as private equity sponsors' uninvested equity continues to grow. According to industry sources such as Preqin, private equity buyout funds have raised record amounts of new capital in recent years, and we anticipate this trend to continue. We expect this large amount of private equity dry powder will create sustained and robust demand for new loans. Another potential source of demand will come from maturing middle market debt and mergers and acquisitions activity as companies look to augment more muted growth expectations through strategic acquisitions.

        Premium to Public Debt Markets with Structural Advantages.    The middle market continues to command an illiquidity and complexity premium relative to the large corporate market. While the underwritten bond and syndicated loan markets have been robust in recent years, middle market companies are generally unable to access these markets due to lack of corporate rating provided by credit rating agencies and limited liquidity of their debt. Given the more limited sources of financing and increased complexity required to underwrite middle market loans, middle market companies typically pay higher interest rates relative to large corporate borrowers of similar credit quality. In addition, middle market companies offer more conservative capital structures compared to larger companies with broadly syndicated loans. From a structure perspective, leverage levels in the large corporate market have consistently been 0.25x-1.00x turns of leverage wider than those in the middle market. In addition, middle market companies often have higher sponsor equity contributions, which we view as a positive structural advantage. Middle market loans also typically benefit from maintenance and financial covenants, which can include restrictions on leverage levels and interest coverage, tighter restricted payment provisions and more limited baskets, affording lenders better protections and the ability to intervene earlier should a company's financial condition deteriorate. Lastly, direct middle market lenders generally have greater access to company information and often perform due diligence alongside the private equity sponsor, receiving detailed company reports, industry reports and a quality of earnings analyses.

        Sponsors' Preference for Scaled Financing Partners, Patient Capital and Customized Financing Solutions.    While the withdrawal of traditional bank lenders from middle market lending has been offset by the entrance and growth of non-traditional lenders, we believe the current environment favors long-standing, scaled investment platforms with a consistent commitment to the middle market and ability to provide customized financing solutions in scale. As competition increases in middle market private equity for portfolio companies, we expect lenders who can provide scale, speed, confidentiality, consistency and customization will become preferred financing sources over traditional bank lenders, particularly for sponsor-backed companies. With the benefit of Bain Capital Credit's asset management infrastructure, including its finance, operations, legal and compliance capabilities, we believe we are well-positioned to deliver such results.

        Industry Dynamics Favor Non-Traditional Lenders.    According to LCD, an offering of S&P Global Market Intelligence, since 2003, bank lenders' involvement in sponsored middle market transactions has fallen from approximately 70% to approximately 20%, with non-traditional lenders now comprising the bulk of activity. This shift is due in part to traditional bank lenders becoming subject to myriad stringent regulatory requirements, such as Basel III and Dodd-Frank after the global financial crisis, which, in turn, have made it less attractive for banks to lend to middle market companies. Although the current administration has taken a more liberal stance towards the regulation of U.S. financial institutions, we do not see a meaningful resurgence of traditional bank lending within the middle market in the near future given the onerous operational and human capital demands of re-starting those businesses.

Our Investment Advisor and the Administrator

        Our Advisor is registered as an investment adviser with the SEC under the Advisers Act. Subject to the supervision of our Board, a majority of which is comprised of Independent Directors, BCSF manages our day-to-day operations and provides us with investment advisory and management services, pursuant to the Investment Advisory Agreement between us and our Advisor, and certain administrative services, pursuant to the Administration Agreement between us and our Advisor. Our Advisor is a subsidiary of Bain Capital Credit, a multi-asset alternative investment firm which, together with its subsidiaries, had approximately $40 billion in AUM as of June 30, 2018.

        Under the Resource Sharing Agreement between our Advisor and Bain Capital Credit, Bain Capital Credit provides our Advisor with experienced investment professionals (including the members of Bain Capital Credit's Credit Committee) and access to the resources of Bain Capital Credit. These resources and personnel enable our Advisor to fulfill its obligations under the Investment Advisory Agreement. Through the Resource Sharing Agreement, our Advisor benefits from the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Bain Capital Credit's investment professionals. See "Management Agreements" and "Risk Factors—Risks Relating to Our Business and Structure—We are dependent upon key personnel of Bain Capital Credit and our Advisor."

        Bain Capital Credit has an extensive track record as a non-traditional lender in the middle market and since being formed over 20 years ago has invested across credit products and the fixed income universe, including performing and distressed bank loans, high yield bonds, debtor-in-possession loans, senior direct lending, mezzanine debt and other junior securities, structured products, credit-based equities and other investments. Bain Capital Credit is a subsidiary of Bain Capital, a diversified private investment firm. Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies.

        The Private Credit Group of Bain Capital Credit is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our management team consists of investment and administrative professionals from our Advisor. As of September 30, 2018, the Bain Capital Credit Private Credit Group was comprised of 31 dedicated investment professionals, all of whom spend substantial time focused on us. These professionals are supported by an additional 97 investment professionals in Bain Capital Credit's Industry Research Teams, Trading Desk and Distressed & Special Situations Group Team. Most of these individuals have additional responsibilities other than those relating to us, but generally allocate a portion of their time in support of our business and our investment objective. In addition, Bain Capital Credit believes that it has superior support personnel, including expert teams in risk management, legal, accounting, tax, information technology and compliance, among others. We benefit from the support provided by these personnel to our operations.

        Our investments are reviewed by a credit committee that is comprised of at least three experienced credit professionals, who are selected based on strategy and geography. Such credit professionals can include members of Bain Capital Credit's Credit Committee, which includes Jonathan S. Lavine, Tim Barns, Michael A. Ewald, Alon Avner, Jeffery B. Hawkins, Viva Hyatt, Christopher Linneman, Jeff Robinson and John Wright. See "Management—Biographical Information" for a description of the experience of each member of Bain Capital Credit's Credit Committee. A portfolio manager leads the decision making process for each investment and engages the credit committee throughout the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. The extensive and varied experience of the investment professionals serving on Bain Capital Credit's Credit Committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a broad range of applicable perspectives in the evaluation of each investment opportunity.

Conflicts of Interest, Exemptive Relief and Allocation of Opportunities

        As a diversified private investment firm, Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies. Bain Capital currently has a number of Affiliate Advisors, each of which focuses primarily on a different investment strategy, although such investment strategies overlap from time to time. The conflicts of interest that we may encounter include those discussed below and elsewhere throughout this prospectus. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

        In the ordinary course of conducting our activities, our interests and the interests of our stockholders may conflict with the interests of our Advisor, Bain Capital Credit Funds, Related Funds or their respective affiliates. There are numerous potential and actual conflicts of interest among the Company, the Bain Capital Credit Funds, the Affiliate Advisors, and the Related Funds. For example, our Advisor is entitled to a management and incentive fee under the terms of the Investment Advisory Agreement. The existence of the incentive fee may create an incentive for our Advisor to cause us to make more speculative investments than we would otherwise make in the absence of performance-based compensation.

        Bain Capital Credit and its Affiliate Advisors manage a number of pooled investment vehicles that may desire to invest in the same investment opportunities. Bain Capital Credit and its Affiliate Advisors have adopted written allocation policies that seek to allocate investment opportunities among investment vehicles fairly and equitably over time. We may invest alongside the Bain Capital Credit Funds and/or Related Funds in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations. We believe that co-investment by us and such Bain Capital Credit Funds and/or Related Funds affords us additional investment opportunities and an ability to achieve greater asset diversification. We, our Advisor and Bain Capital Credit have been granted an exemptive relief order by the SEC which permits us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other Bain Capital Credit Funds and/or Related Funds in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Specifically, our exemptive relief order permits us to invest with other Bain Capital Credit Funds and/or Related Funds in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. This exemptive order permitting co-investment transactions generally applies only if the Independent Directors and Directors who have no financial interest in such transaction review and approve in advance each co-investment transaction. The exemptive order also imposes other conditions with which we must comply in order to engage in certain co-investment transactions.

        In addition, it is expected that most or all of the Bain Capital Credit officers and employees responsible for managing us will have responsibilities with respect to other funds or accounts managed by Bain Capital Credit, including funds and accounts that may be raised in the future. Such officers and employees will spend substantial time monitoring the investments of Bain Capital Credit Funds. Conflicts of interest may arise in allocating time, services or functions of these officers and employees. The Affiliate Advisors have existing and potential advisory and other relationships with a significant number of portfolio companies and other clients, and have in the past and may in the future provide financing, services, advice or otherwise deal with third parties whose interests conflict with the interests of a company in which a Bain Capital Credit Client, including the Company, has invested, such as competitors, suppliers or customers of a company in which the Bain Capital Credit Client has invested. On occasion, an Affiliate Advisor will recommend or cause such a third party to take actions that are adverse to a Bain Capital Credit Client or companies in which it has invested. Moreover, our Advisor, Bain Capital Credit and Bain Capital sponsor and manage various investment vehicles, and may form new investment vehicles in the future, that may compete with us for investment opportunities. Bain Capital Credit Funds and/or Related Funds may make certain investments that are appropriate for us and, as a result, we may receive a smaller allocation of any such investment or no allocation at all.

        For more information on allocation of opportunities and our perceived and actual conflicts of interest, see "Risk Factors—Risks Relating to Our Business and Structure—There are significant actual or potential conflicts of interest that could affect our investment returns" and "Related Party Transactions and Certain Relationships."

Investment Decision Process

        In general, our Advisor's investment process can be broken into four processes: (1) sourcing and idea generation, (2) investment diligence & recommendation, (3) credit committee approval and portfolio construction and (4) portfolio & risk management.

Sourcing and Idea Generation

        The investment decision-making process begins with sourcing ideas. Bain Capital Credit's Private Credit Group interacts with over 1,500 global contacts as a means to generate middle market investment opportunities. Our Advisor also seeks to leverage the contacts of Bain Capital Credit's industry groups, Trading Desk, Portfolio Group and Restructuring team, including private equity firms, banks and a variety of advisors and other intermediaries.

Investment Diligence & Recommendation

        Our Advisor utilizes Bain Capital Credit's bottom-up approach to investing, and it starts with the due diligence performed by its Private Credit Group. The group works with the close support of Bain Capital Credit's industry groups. This diligence process typically begins with a detailed review of an offering memorandum as well as Bain Capital Credit's own independent diligence efforts, including in-house materials and expertise, third-party independent research and interviews, and hands-on field checks where appropriate. For deals that progress beyond an initial stage, the team will usually schedule one or more meetings with company management, facilities visits and also meetings with the sponsor in order to ask more detailed questions and to better understand the sponsor's view of the business and plans for it going forward. The team's diligence work is summarized in investment memoranda and accompanying credit packs. Work product also includes full models and covenant analysis.

Credit Committee Approval and Portfolio Construction

        If the reviewing team deems an investment worthy of serious consideration, it generally must be presented to the credit committee, which is comprised of at least three experienced credit professionals, who are selected based on strategy and geography. A portfolio manager leads the decision making process for each investment and engages the credit committee throughout the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. For middle market holdings, the path to exit an investment is often discussed at credit committee meetings, including restructurings, acquisitions and sale to strategic buyers. Since most middle market investments are illiquid, exits are driven by a sale of the portfolio company or a refinancing of the portfolio company's debt.

Portfolio & Risk Management

        Our Advisor utilizes Bain Capital Credit's Private Credit Group for the daily monitoring of its respective credits after an investment has been made. Our Advisor believes that the ongoing monitoring of financial performance and market developments of portfolio investments is critical to successful investment management. Accordingly, our Advisor is actively involved in an on-going portfolio review process and attends board meetings. To the extent a portfolio investment is not meeting our Advisor's expectations, our Advisor takes corrective action when it deems appropriate, which may include raising interest rates, gaining a more influential role on its board, taking warrants and, where appropriate, restructuring the balance sheet to take control of the company. Our Advisor will utilize the Bain Capital Credit Risk and Oversight Committee. The Risk and Oversight Committee is responsible for monitoring and reviewing risk management, including portfolio risk, counterparty risk and firm-wide risk issues. In addition to the methods noted above, there are a number of proprietary methods and tools used through all levels of Bain Capital Credit to manage portfolio risk.

Investment Monitoring

        Our Advisor utilizes the Private Credit Group for the daily monitoring of our portfolio companies on an ongoing basis. The monitoring process begins with structuring terms and conditions which require the timely delivery and access to critical financial and business information regarding portfolio companies. The Private Credit Group monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. Our Advisor has several methods of evaluating and monitoring the performance and fair value of our investments, which include some or all of the following:

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  assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

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  periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;

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  comparisons to our other portfolio companies in the industry, if any;

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  attendance at and participation in board meetings or presentations by portfolio companies; and

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  review of monthly and quarterly consolidated financial statements and financial projections of portfolio companies.

        Our Advisor rates the investments in our portfolio at least quarterly and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3 or 4, our Advisor enhances its level of scrutiny over the monitoring of such portfolio company. Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

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  An investment is rated 1 if, in the opinion of our Advisor, it is performing above underwriting expectations, and the business trends and risk factors are generally favorable, which may include the performance of the portfolio company or the likelihood of a potential exit.

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  An investment is rated 2 if, in the opinion of our Advisor, it is performing as expected at the time of our underwriting and there are generally no concerns about the portfolio company's performance or ability to meet covenant requirements, interest payments or principal amortization, if applicable. All new investments or acquired investments in new portfolio companies are initially given a rating of 2.

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  An investment is rated 3 if, in the opinion of our Advisor, the investment is performing below underwriting expectations and there may be concerns about the portfolio company's performance or trends in the industry, including as a result of factors such as declining performance, non-compliance with debt covenants or delinquency in loan payments (but generally not more than 180 days past due).

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  An investment is rated 4 if, in the opinion of our Advisor, the investment is performing materially below underwriting expectations. For debt investments, most of or all of the debt covenants are out of compliance and payments are substantially delinquent. Investments rated 4 are not anticipated to be repaid in full, if applicable, and there is significant risk that we may realize a substantial loss on our investment.

Competition

        Our primary competitors in providing financing to middle market companies include public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

        We expect to use the expertise of the investment professionals of Bain Capital Credit to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of Bain Capital Credit will enable us to learn about, and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses."

Legal Proceedings

        Neither we nor our Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our Advisor or Administrator.

        From time to time, we or our Advisor may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under our loans to or other contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Properties

        We maintain our principal executive office at 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116. We do not own any real estate. We believe that our present facilities are adequate to meet our current needs.

Staffing

        We do not currently have any employees. Each of our officers is also an employee of our Advisor or its affiliates. Our day-to-day investment operations are managed by our Advisor. Pursuant to its Resource Sharing Agreement with Bain Capital Credit, our Advisor has access to the individuals who comprise Bain Capital Credit's Credit Committee, and a team of additional experienced investment professionals who, collectively, comprise our Advisor's investment team. Bain Capital may hire additional investment professionals to provide services to us, based upon its needs.

REGULATION

General

        We have elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of such company.

        Any issuance of preferred stock must comply with the requirements of the 1940 Act. Additionally, the 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets (66 2/3% of certain disclosure and approval requirements are met) after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain other matters under the 1940 Act require a separate class vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately as a class from the holders of common stock on a proposal involving a plan of reorganization adversely affecting such securities.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed a "principal underwriter" as that term is defined under the 1940 Act. We may purchase or otherwise receive warrants, which offer an opportunity (not a requirement) to purchase common stock of a portfolio company in connection with an acquisition financing or other investments. Similarly, we may acquire rights that obligate an issuer of acquired securities or their affiliates to repurchase the securities at certain times, under certain circumstances. We do not intend to acquire securities issued by any investment company whereby our investment would exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot (1) acquire more than 3% of the total outstanding voting stock of any investment company, (2) invest more than 5% of the value of our total assets in the securities of one investment company or (3) invest more than 10% of the value of our total assets in the securities of investment companies in general. These limitations do not apply where we acquire interests in a money market fund as long as we do not pay a sales charge or service fee in connection with the purchase. With respect to the portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies described above are fundamental and each such policy may be changed without stockholder approval, subject to any limitations imposed by the 1940 Act.

        Private funds that are excluded from the definition of "investment company" pursuant to either Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to certain of the limits under the 1940 Act noted above. Generally, such private funds may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act are also subject to the restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors would be required to hold a smaller position in our shares than if they were not subject to such restrictions.

        As a BDC, we have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level taxes on any investment company taxable income (as defined below) or net capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements. Distributions by a BDC generally are treated as dividends for U.S. federal income tax purposes, and generally are subject to U.S. income or withholding tax as such unless the stockholder receiving the dividend qualifies for an exemption from U.S. tax, or the distribution is subject to one of the special look-through rules. Distributions paid out of net capital gains can qualify for a reduced rate of taxation in the hands of an individual U.S. stockholder and an exemption from U.S. tax in the hands of a non-U.S. stockholder. Additionally, a U.S. pension fund that owns shares in a BDC generally is not required to take account of indebtedness incurred at the level of the BDC in determining whether dividends received from a BDC constitute "unrelated debt-financed income." Finally, a non-U.S. investor in a BDC generally does not need to take account of activities conducted by the BDC in determining whether such non-U.S. investor is engaged in the conduct of a business in the United States. See "Material U.S. Federal Income Tax Considerations."

Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

            (c)   satisfies either of the following:

                (i)  does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250.0 million market capitalization maximum; or

               (ii)  is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

          (2)   Securities of any eligible portfolio company which we control.

          (3)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

          (4)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

          (5)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

          (6)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

        A BDC must have been organized under the laws of, and have its principal place of business in, any state or states within the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors or officers, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. See "Material U.S. Federal Income Tax Considerations—Election to Be Taxed as a RIC." Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we may not satisfy the Diversification Tests (as defined below in "Regulation—Qualifying Assets") in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are currently permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to shares of our common stock provided we maintain a minimum asset coverage, as defined in the 1940 Act, of 200% (or 150% subject to certain conditions and approvals), meaning that for every $100 of net assets we hold, we may raise $100 from borrowing and issuing senior securities or, if we have the ability to utilize 150% the asset coverage, that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. While any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

        The 1940 Act imposes limitations on a BDC's issuance of preferred shares, which are considered "senior securities" and thus are subject to the 200% asset coverage requirement described above. In addition, (1) preferred shares must have the same voting rights as the common stockholders (one share, one vote); and (2) preferred stockholders must have the right, as a class, to appoint directors to the Board.

        Regulations governing our operations as a BDC will affect our ability to raise, and the method of raising, additional capital, which may expose us to risks.

Code of Ethics

        As required by Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, we and our Advisor have adopted codes of ethics which apply to, among others, our and our Advisor's executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as our Advisor's officers, directors and employees. Our codes of ethics generally will not permit investments by our and our Advisor's personnel in securities that may be purchased or sold by us. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090 or (800) SEC-0330. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

        We hereby undertake to provide a copy of the codes to any person, without charge, upon request. Requests for a copy of the codes may be made in writing addressed to Investor Relations, Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Bain Capital Specialty Finance, Inc. Investor Relations, or by emailing us at creditinfo@baincapital.com.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to our Advisor. The Proxy Voting Policies and Procedures of our Advisor are set forth below. The guidelines will be reviewed periodically by our Advisor and our Independent Directors will receive a copy annually, and, accordingly, are subject to change.

        An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, our Advisor recognizes that conflicts of interest may arise from time to time in relation to proxy voting requirements. A conflict between our Advisor and any client can arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:

  •
  a failure to vote in favor of a position supported by management may harm our relationship or our Advisor's relationship with the company;

  •
  a failure to vote in favor of a particular proposal may harm our relationship or our Advisor's relationship with the proponent of the proposal;

  •
  a failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as when an officer of our Advisor has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein; or

  •
  conflicts arising from investment positions held by affiliates of our Advisor.

        These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

        Our Advisor intends to vote proxies or similar corporate actions in accordance with the best interests of our stockholders, taking into account such factors as it deems relevant in its sole discretion. Upon receipt of a proxy request, our Advisor's Operations department contacts a senior investment professional responsible for the issuer. The senior investment professional communicates the proxy voting decision to Operations. The hard-copy documentation is completed by Operations and sent back to the appropriate party. Operations maintains a log of all proxy voting documentation received and the status thereof.

        Information regarding how we voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2018 is available upon request by contacting us at Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Investor Relations.

Privacy Principles

        We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help investors understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Pursuant to our privacy policy, we will not disclose any non-public personal information concerning any of our stockholders who are individuals unless the disclosure meets certain permitted exceptions under Regulation S-P under the Gramm-Leach-Bliley Act, as amended. We generally will not use or disclose any stockholder information for any purpose other than as required by law.

        We may collect non-public information about investors, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the information that we collect from our stockholders or former stockholders, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information will use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we permit access only by authorized personnel who need access to that information to provide services to us and our stockholders.

        In order to guard our stockholders' non-public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law. Non-public personal information that we collect about our stockholders will generally be stored on secured servers. An individual stockholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.

        Pursuant to our privacy policy, we will provide a clear and conspicuous notice to each investor that details our privacy policies and procedures at the time of the investor's subscription.

Other

        We will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC.

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We and our Advisor have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and we are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. James Goldman currently serves as our Chief Compliance Officer.

Sarbanes-Oxley Act

        The Sarbanes-Oxley Act imposes a variety of regulatory requirements on companies with a class of securities registered under the Exchange Act and their insiders. Many of these requirements affect us. For example:

  •
  pursuant to Rule 13a-14 promulgated under the Exchange Act our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

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  pursuant to Item 307 of Regulation S-K our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

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  pursuant to Rule 13a-15 promulgated under the Exchange Act, beginning with our fiscal year ending December 31, 2018, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 promulgated under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act in the future.

Reporting Obligations

        We will furnish our stockholders with annual reports containing audited consolidated financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law. We are required to comply with all periodic reporting, proxy solicitation and other applicable requirements under the Exchange Act. This information will be available at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC's website at

http://www.sec.gov. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (202) 551-8090 or (800) SEC-0330.

Compliance with the JOBS Act

        We currently are, and following the completion of this offering expect to remain, an "emerging growth company," as defined in the JOBS Act until the earliest of:

  •
  up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement;

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  the last day of the first fiscal year in which our annual gross revenues are $1.07 billion or more;

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  the date on which we have, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt securities; and

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  the date that we become a "large accelerated filer" as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30.

        Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

        In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act, provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to "opt out" of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

MANAGEMENT

        Our Board oversees our management. Our Board currently consists of five members, three of whom are Independent Directors. Our Board elects our officers, who serve at the discretion of our Board until the next election of officers or until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement, disqualification or removal. The responsibilities of our Board include the quarterly valuation of our assets and the oversight of our investment activity, corporate governance activities and financing arrangements. Oversight of our investment activities extends to oversight of the risk management processes employed by our Advisor as part of its day-to-day management of our investment activities. Our Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Advisor as necessary and periodically requesting the production of risk management reports or presentations. The goal of our Board's risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. However, our Board's oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

        Our Board has also established an Audit Committee, a nominating and corporate governance committee of our Board (the "Nominating and Corporate Governance Committee"), and a compensation committee of our Board (the "Compensation Committee") and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

        Our Board is presently composed of five directors. Under our Certificate of Incorporation and Bylaws, our directors are divided into three classes. At each annual meeting, directors are elected for a term expiring at the third succeeding annual meeting, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement, disqualification or removal.

Name	Age	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Interested Directors*
Jeffrey B. Hawkins	49	Director and Chairman of the Board	Class III Director since 2016; term expires 2019	Managing Director, Chief Operating Officer and a Risk & Oversight Committee member of Bain Capital Credit (2007—Present)	Chair of the Board of the Boston Public Library Foundation (2014—Present); Board Member of Dana Hall School (2014—Present)

Name	Age	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Michael A. Ewald	46	Director, President & Chief Executive Officer	Class II Director since 2016; term expires 2021	Managing Director, the head of the Private Credit Group and Portfolio Manager for the Middle Market Opportunities and Senior Direct Lending fund strategies of Bain Capital Credit (2008—Present)	Board Member and Chair of the Board at Cradles To Crayons (2014—2017; 2017—Present); Board Member of the Dana Farber Leadership Council (2008—Present) and a Proprietor of the Boston Athenaeum (2002—Present); Board Member of Rotorcraft Leasing Company, LLC (2012—Present), Frontier Tubular Solutions, LLC (2010—Present), Work N' Gear (2008 - 2017), Hamilton Specialty Bar (2008—2017) and Tenax Aerospace, LLC (2018—Present)
Independent Directors
David G. Fubini	64	Director and Chairman of the Nominating and Corporate Governance Committee	Class III Director since 2016; term expires 2019	Senior Lecturer in the Organizational Behavior Unit at Harvard Business School (2015—Present)	Board Member of Leidos (2013—Present), Mitre Corporations (2014—Present) and J.M. Huber Corporation (2017—Present); a Trustee of the University of Massachusetts System (2013—Present)
Thomas A. Hough	65	Director and Chairman of the Audit Committee	Class I Director since 2016; term expires 2020	Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc. (2001—2015)	Board Member of the National Kidney Foundation (2012—Present)
Jay Margolis	69	Director and Chairman of the Compensation Committee	Class II Director since 2016; term expires 2021	Chairman and CEO of Cache, Inc. (2013—2015)	Board Member of Boston Beer Company (NYSE:SAM) (2006—2017) and NFP Off Broadway Theater Company (2015—Present)

*
Messrs. Hawkins and Ewald are each deemed to be an "interested person" of us under the 1940 Act because of their affiliations with our Advisor.

        The address for each of our directors is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116.

Executive Officers Who Are Not Directors

Name	Age	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Sally F. Dornaus	45	Chief Financial Officer	Since 2016 (indefinite term)	Managing Director, Chief Finance Officer and a Risk & Oversight Committee member of Bain Capital Credit (2006—Present)	N/A
James Goldman	43	Chief Compliance Officer	Since 2016 (indefinite term)	Senior Counsel and Vice President, Compliance of Bain Capital Credit (2014—Present)	N/A
				Senior Counsel of the U.S. Securities and Exchange Commission (2007—2014)
Michael J. Boyle	33	Vice President & Treasurer	Since 2018 (indefinite term)	Director and Portfolio Manager, Private Credit Group (2007—Present)	N/A
Michael Treisman	46	Vice President & Secretary	Since 2018 (indefinite term)	General Counsel and a Risk & Oversight Committee member of Bain Capital Credit (2015—Present) General Counsel of Tiger Management L.L.C. (2008—2015)	Board Member of Skyline Champion Corporation (2018)

        The address for each executive officer is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116.

Biographical Information

Directors

        The Board has determined that each of the directors is qualified to serve as our director based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The Board has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of our directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to our management. For the purposes of this presentation, our directors have been divided into two groups—Independent Directors and non-Independent Directors. Non-Independent Directors are "interested persons" as defined in the 1940 Act. In addition to not being an "interested person," as defined in the 1940 Act, of the Company, each Independent Director (1) meets the definition of "independent directors" under the corporate governance standards of the NYSE and (2) meets the independence requirements of Section 10A(m)(3) of the Exchange Act. Messrs. Hawkins and Ewald are each deemed to be an "interested person" of the Company and are each referred to as an "Interested Director."

Interested Directors

        Jeffrey B. Hawkins.    Mr. Hawkins has served on our Board since July 2016 and is the Chairman of our Board. Mr. Hawkins joined Bain Capital Credit in 2001. He is a Managing Director, the Chief Operating Officer and a Risk & Oversight Committee member of Bain Capital Credit. As the Chief Operating Officer, he is responsible for the firm's business strategy and all non-investment activities. Previously, Mr. Hawkins was at Ropes & Gray, LLP focusing on securities law, mergers & acquisitions and collateralized debt funds. Mr. Hawkins received a J.D. from Harvard Law School and a B.A. Phi Beta Kappa from Trinity College. We believe that Mr. Hawkins' experience with financial, operational and legal matters, as well as his intimate knowledge of our business and operations, provides our Board with valuable industry-specific knowledge.

        Michael A. Ewald.    Mr. Ewald has served on our Board since July 2016. Mr. Ewald is our President and Chief Executive Officer and serves on Bain Capital Credit's Credit Committee. Mr. Ewald joined Bain Capital Credit in 1998. He is a Managing Director, the head of the Private Credit Group and Portfolio Manager for Bain Capital Credit's Middle Market Opportunities and Senior Direct Lending fund strategies. Previously, Mr. Ewald was an Associate Consultant at Bain & Company for three years where he focused on strategy consulting to the Financial Services, Manufacturing and Consumer Products industries. Prior to that, he worked at Credit Suisse First Boston as an analyst in the Regulated Industries group. Mr. Ewald received an M.B.A. from the Amos Tuck School of Business at Dartmouth College and a B.A. magna cum laude from Tufts University. We believe that Mr. Ewald's experience with financial and investment matters, as well as his intimate knowledge of our business and operations, provides our Board with valuable knowledge and insight into the financial services sector.

Independent Directors

        David G. Fubini.    Mr. Fubini has served on our Board since July 2016. Mr. Fubini is a Senior Lecturer in the Organizational Behavior Unit at Harvard Business School. Previously, he was a Senior Partner of McKinsey & Company, where he worked for over 34 years. He was McKinsey's Managing Director of the Boston office, and the past leader of the North American Organization Practice as well as the founder and leader of the firm's Worldwide Merger Integration Practice. During his tenure at McKinsey, Mr. Fubini led, and/or had been a member of, many firm personnel committees, as well as a participant in a wide cross-section of McKinsey's governance forums and committees. Prior to joining McKinsey, he was an initial member of a small group that became the McNeil Consumer Products Company of Johnson & Johnson and helped launch the Tylenol family of products into the over-the-counter consumer marketplace. Mr. Fubini graduated with a B.B.A. from University of Massachusetts, Amherst and an M.B.A. from Harvard Business School, both with distinction. He is currently a member of the Board of Directors for Leidos and Mitre Corporations and a Trustee of the University of Massachusetts System, and was formerly on the Board of Compuware Corporation. We believe that Mr. Fubini's numerous management and director positions across a variety of organizations, as well as his experience in academia, provides our Board with a broad range of valuable knowledge and insight into the management of small and middle market companies.

        Thomas A. Hough.    Mr. Hough has served on our Board since 2016 and serves as the Chairman of the Audit Committee. Mr. Hough was Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc., manufacturers and marketers of western boots, apparel and accessories headquartered in El Paso, TX, from October 2001 until retiring in July 2015. Mr. Hough's direct responsibilities in such positions included accounting, finance, credit and collections, treasury, human resources, information technology, legal, and real estate. Prior to that, he worked primarily as a CFO for a number of companies including Vectrix Business Solutions, Inc., Jamba Juice Company, Chief Auto Parts, Inc., Roy Rogers Restaurants, and Peoples Drug Stores, Inc. Mr. Hough previously worked at Deloitte & Touche for thirteen years where he performed primarily audit services.

Mr. Hough received a B.A. in administrative studies from Rowan University and received his certification as a CPA. He is currently on the Board of the National Kidney Foundation. We believe that Mr. Hough's past executive experience as a CFO and CPA provides our Board, and specifically, our Audit Committee, with valuable insights in finance and accounting matters.

        Jay Margolis.    Mr. Margolis has served on our Board since July 2016. Mr. Margolis has significant knowledge and experience in consumer products retailing, merchandising, consumer insights, strategic planning, and corporate governance. Most recently, he served as the Chairman and CEO of Cache, Inc., which was a publicly-held specialty chain of women's apparel stores headquartered in New York prior to its filing for bankruptcy in February 2015. Previously, he was the Chairman of Intuit Consulting LLC, a consulting firm specializing in retail, fashion, and consumer products. Prior to his time with Intuit, Mr. Margolis served as the President and CEO of Apparel Group of Limited Brands Corporation where he oversaw operations of Limited Brands' Apparel Division. Before assuming that position, he had been President and Chief Operating Officer of Massachusetts-based Reebok International. Mr. Margolis also has held executive positions at Esprit de Corp USA, Tommy Hilfiger Inc., and Liz Claiborne, Inc. He received a B.A. from Queens College, a part of The City University of New York. Mr. Margolis currently serves as an active Board Member at NFP Off Broadway Theater Company. He had previously served on the Boards of Boston Beer Company, Godiva Chocolatier, Inc. and Burlington Coat Factory. We believe that Mr. Margolis's past experience serving as a director of a variety of organizations, including a public company, and executive experience across the retail, fashion and consumer products sectors provides our Board with valuable governance and industry-specific knowledge.

Executive Officers Who Are Not Directors

        Sally F. Dornaus.    Ms. Dornaus has served as our Chief Financial Officer since 2016. She is a Managing Director, the Chief Financial Officer and a Risk & Oversight Committee member of Bain Capital Credit. Previously, Ms. Dornaus was a Senior Manager at PricewaterhouseCoopers in their Investment Management practice focusing on alternative investment products. Ms. Dornaus received an M.S./M.B.A from Northeastern University and a B.A. from Brandeis University. Ms. Dornaus is a Certified Public Accountant.

        James Goldman.    Mr. Goldman has served as our Chief Compliance Officer since 2016. He is a Vice President in Compliance responsible for providing compliance support to Bain Capital Credit since joining in 2014. Previously, Mr. Goldman served as Senior Counsel in the Enforcement Division of the U.S. Securities and Exchange Commission and as an attorney at the law firm of WilmerHale. Mr. Goldman received a J.D. magna cum laude from Boston College Law School and a B.A. magna cum laude in History from Harvard University. Mr. Goldman is admitted to the bar of Massachusetts.

        Michael J. Boyle.    Mr. Boyle has served as our Vice President and Treasurer since 2018. He is a Director and Portfolio Manager in the Private Credit Group. Prior to his current role, Mr. Boyle focused on market analytics and fund structure as a member of Bain Capital Credit's Finance team. Mr. Boyle received a B.S. from Boston College.

        Michael Treisman.    Mr. Treisman is our Vice President and Secretary. He is a Risk & Oversight Committee member of Bain Capital Credit. Mr. Treisman may from time to time serve as an officer, director or principal of entities affiliated with Bain Capital Credit or of investment vehicles managed by Bain Capital Credit and its affiliates. He joined Bain Capital Credit in 2015. Prior to joining Bain Capital Credit, LP, Mr. Treisman was the General Counsel of Tiger Management L.L.C. Prior to that, Mr. Treisman was the General Counsel of Citi Infrastructure Investors and Associate General Counsel of Citi Alternative Investments at Citigroup. Mr. Treisman also worked as an Associate at Cleary Gottlieb Steen & Hamilton LLP. Mr. Treisman holds a J.D. from Duke University School of Law and a B.A. from the University of Pennsylvania.

Board of Directors Leadership Structure

        Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Advisor and executive officers, reviews and monitors the services and activities performed by our Advisor and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

        Under our Bylaws, our Board elects one of its members to be Chairman of the Board, who presides over meetings of our Board, acts as chairman of meetings of our stockholders and to perform such other duties as may be assigned to him by our Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders at such times.

        Presently, Jeffrey B. Hawkins serves as the Chairman of the Board. Mr. Hawkins is an "interested person" as defined in Section 2(a)(19) of the 1940 Act and a non-Independent Director. We believe that Mr. Hawkins' extensive knowledge of the financial services industry and capital markets in particular qualify him to serve as the Chairman of the Board. We believe that we are best served through this existing leadership structure, as Mr. Hawkins' relationship with our Advisor provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.

        Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-Independent Director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of non-Independent Directors and management, the establishment of Audit, Nominating and Corporate Governance and Compensation Committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of non-Independent Directors and other members of management, for administering our compliance policies and procedures.

        We recognize that different board of directors' leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

        Our Board had 10 meetings in 2017. During 2017, all directors attended at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve.

Committees of the Board of Directors

        An Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee have been established by our Board. All directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee
        The Audit Committee is currently composed of Mr. Fubini, Mr. Hough and Mr. Margolis, all of whom are not considered "interested persons" of us, as that term is defined in Section 2(a)(19) of the 1940 Act, and meet the independence requirements of Rule 10A(m)(3) of the Exchange Act. Mr. Hough serves as Chairman of the Audit Committee. Our Board has determined that Mr. Hough is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Securities Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee's responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of certain of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, overseeing internal audit staff, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The Audit Committee's charter is available on our website.

        The Audit Committee held five meetings in 2017.

Nominating and Corporate Governance Committee

        The members of the Nominating and Corporate Governance Committee are Mr. Fubini, Mr. Hough and Mr. Margolis, all of whom are not considered "interested persons" of us, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Fubini serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating qualified nominees to be elected to the Board by our stockholders at the annual stockholder meeting, selecting qualified nominees to fill any vacancies on our Board or a committee of our Board (consistent with criteria approved by our board of directors), developing and recommending to our Board a set of corporate governance principles applicable to us and overseeing the evaluation of our Board and our management.

        The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our Bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Our Bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our Secretary at the Company, c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our Bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation or employment during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of common stock owned, if any; and a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders.

        The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our company and our stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the Board and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the Board represents a range of backgrounds and experience.

        The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses director diversity, among other factors, with a view toward the needs of our Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee's goal of creating a board of directors that best serves our needs and the interests of our stockholders. The Nominating and Governance Committee's charter is available on our website.

        The Nominating and Governance Committee did not meet in 2017.

Compensation Committee

        The members of our Compensation Committee are Mr. Fubini, Mr. Hough and Mr. Margolis, all of whom are not considered "interested persons" of us, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Margolis serves as Chairman of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our chief executive officer and all other executive officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors. It is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. As none of our executive officers currently is compensated by us, the Compensation Committee will not produce and/or review a report on executive compensation practices. The Compensation Committee's charter is available on our website.

Compensation of Executive Officers

        We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our Advisor or its affiliates or by subcontractors, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers is an employee of our Advisor or its affiliates. Our day-to-day investment operations are managed by our Advisor. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our Advisor or its affiliates or by subcontractors.

        None of our officers receives direct compensation from us. We have agreed to reimburse our Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer, and any of their respective staff who provide services to us, operations staff who provide services to us, and any internal audit staff, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. In addition, to the extent that our Administrator outsources any of its functions, including to a sub-administrator, we will pay the fees associated with such functions at cost. We will agree to reimburse our

Administrator for our allocable portion of the compensation of any personnel that it provides for our use.

Compensation of Directors

        Each of our Independent Directors receives an annual fee of $75,000. Following the completion of this offering, the annual fee will increase to $125,000. The Independent Directors will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting and $1,500 for each special meeting. The Independent Directors will also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee will receive an additional annual fee of $10,000. Our Board, as a whole, participates in the consideration of Independent Director compensation and decisions on Independent Director compensation are based on, among other things, a review of data of comparable business development companies.

        No compensation is paid to directors who are "interested persons" of us, as such term is defined in Section 2(a)(19) of the 1940 Act. We have obtained directors' and officers' liability insurance on behalf of our directors and officers.

        The following table shows information regarding the compensation earned by the directors for the fiscal year ended December 31, 2017.

Name of Director	Aggregate Compensation From the Company(4)
Independent Directors
David G. Fubini(1)	$87,500
Thomas A. Hough(2)	$92,500
Jay Margolis	$85,000
Interested Directors(3)
Michael A. Ewald	$—
Jeffrey B. Hawkins	$—

(1)
Includes compensation as Chairman of the Nominating and Corporate Governance Committee.

(2)
Includes compensation as Chairman of the Audit Committee.

(3)
Mr. Ewald and Mr. Hawkins are each an "interested person" and, as such, receive no compensation from us for their service as directors.

(4)
We are not part of a family of investment companies, and our directors do not serve on the board of any other registered investment company or business development company in a complex or family with us or receive compensation from any such companies. We did not award any portion of the fees earned by the directors in stock or options during the year ended December 31, 2017. We did not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from us.

Beneficial Ownership of Directors

        The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of September 30, 2018. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)(3)
Independent Directors
David A. Fubini	None
Thomas A. Hough	Over $100,000
Jay Margolis	Over $100,000
Interested Directors
Michael A. Ewald	Over $100,000
Jeffrey B. Hawkins	Over $100,000

(1)
Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.

(2)
Dollar ranges were determined using the number of shares beneficially owned as of September 30, 2018 multiplied by our NAV per share as of September 30, 2018.

(3)
We are not part of a family of investment companies, and our directors do not serve on the board of any other registered investment company or business development company in a complex or family with us or own equity securities of any such companies.

Credit Committee

        Our investments are reviewed by a credit committee that is comprised of at least three experienced credit professionals, who are selected based on strategy and geography. Such credit professionals can include members of Bain Capital Credit's Credit Committee, which includes Jonathan S. Lavine, Tim Barns, Michael A. Ewald, Alon Anver, Jeffrey B. Hawkins, Viva Hyatt, Christopher Linneman, Jeff Robinson and John Wright. A portfolio manager leads the decision making process for each investment and engages the credit committee throughout the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. The extensive and varied experience of the investment professionals serving on Bain Capital Credit's Credit Committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a broad range of applicable perspectives in the evaluation of each investment opportunity. The biographies for the members of Bain Capital Credit's Credit Committee who are not executive officers or directors of the Company are included below.

        Jonathan S. Lavine.    Mr. Lavine founded Bain Capital Credit, formerly known as Sankaty Advisors, in 1998 having joined Bain Capital in 1993. He is Co-Managing Partner of Bain Capital and, since inception, Chief Investment Officer of Bain Capital Credit and its related funds. He is a member of Bain Capital Credit's Credit Committee and Risk & Oversight Committee and has overall responsibility for the firm's investment strategy, management and risk. Before the formation of Bain Capital Credit, Mr. Lavine worked in Bain Capital's private equity business. Prior to joining Bain Capital, Mr. Lavine was a consultant at McKinsey & Company. He began his career at Drexel Burnham Lambert in the Mergers & Acquisitions Department. Mr. Lavine graduated from Columbia College, Phi Beta Kappa and Magna Cum Laude, and holds an M.B.A. with distinction from Harvard Business School. He is Co-Chair of the City Year Board of Trustees and is Co-Chair of the Board of Trustees of Columbia University. He was the 2017 recipient of Columbia University's Alexander

Hamilton Medal, the highest honor awarded to a member of the college community for distinguished service. He is a past recipient of Columbia's John Jay Award for professional achievement, Columbia's David Truman Award for outstanding contribution to academic affairs, the Dean's Leadership Award for the Class of 1988 25th Reunion, Columbia/Barnard Hillel's Seixas Award, Voices for National Services Citizen Service Award and the New England Anti-Defamation League's Distinguished Community Service Award. In 2016, Mr. Lavine was appointed a Member of the United States Holocaust Memorial Museum Council by President Obama.

        Alon Avner.    Mr. Avner joined Bain Capital Credit in 2006. He has been the Head of Bain Capital Credit Europe since 2009, is a Managing Director in Distressed and Special Situations and is a member of Bain Capital Credit's Credit Committee. Between 2006 and 2009, Mr. Avner was responsible for Bain Capital Credit's European Telecom and Media investments. Previously, Mr. Avner was a Manager at Bain & Company where he focused on private equity as well as the media and telecoms sectors. In addition, he worked in operations and marketing roles at Comverse Technology and Creo/Scitex. Mr. Avner received an M.B.A. from INSEAD and a B.Sc. in Industrial Engineering from Tel Aviv University.

        Tim Barns.    Mr. Barns joined Bain Capital Credit in 2001. He is a Managing Director and a member of Bain Capital Credit's Credit Committee. Previously, Mr. Barns was a Managing Director and a Portfolio Manager at CypressTree Investment Management Company where he managed leveraged loan portfolios. Mr. Barns received a B.S. from St. Lawrence University.

        Viva Hyatt.    Ms. Hyatt joined Bain Capital Credit in 2002. She is a Managing Director, head of the US Industry Research team and a member of Bain Capital Credit's Credit Committee. She is also responsible for investments in the Construction, Industrial and Packaging sectors. Previously, Ms. Hyatt was a Project Leader at The Boston Consulting Group and has also worked for Arthur Andersen. Ms. Hyatt received an M.B.A. from The Wharton School at the University of Pennsylvania and a B.S. from the University of Illinois at Urbana-Champaign.

        Chris Linneman.    Mr. Linneman joined Bain Capital Credit in 2015. He is a Managing Director and head of Bain Capital Credit's New York office and a member of Bain Capital Credit's Credit Committee. Previously, he ran the J.P. Morgan Mezzanine business as part of the J.P. Morgan Global Special Opportunities Group, a multi-billion dollar private investment business. Prior to that, he was Co-Head of Syndicated and Leveraged Finance at J.P. Morgan. Mr. Linneman received a J.D. and M.B.A. from Columbia University and a B.S.E. from Princeton University.

        Jeff Robinson.    Mr. Robinson joined Bain Capital Credit in 2002. He is a Managing Director, Head of the Distressed and Special Situations Group, the Portfolio Manager of the firm's Distressed and Special Situations funds and a member of Bain Capital Credit's Credit Committee. Prior to his current role, he covered the Metals & Mining and Gaming & Leisure sectors and also led several of Bain Capital Credit's large portfolio purchases. Previously, he was a Senior Manager of Corporate Development at RSA Security where he led the strategic planning efforts of the company. Before RSA, Mr. Robinson was a Senior Consultant at Strategic Decisions Group where he led case teams in the Private Equity, Energy, Insurance and Industrial Goods industries. Mr. Robinson received an M.B.A. from the Fuqua School of Business at Duke University and a B.S. from Cornell University.

        John Wright.    Mr. Wright joined Bain Capital Credit in 2000. He is a Managing Director, a member of Bain Capital Credit's Credit Committee, the head of Bain Capital Credit's CLO/Structured Products Business, and the Portfolio Manager for Bain Capital Structured Credit Fund. His team is responsible for originating, structuring and managing Bain Capital Credit's CLOs, as well as investments in structured products. Previously, he worked at Evergreen Investments focusing on fixed income mutual funds. Mr. Wright received a B.A. from Tufts University.

        Bain Capital Credit's Credit Committee members do not receive any direct compensation from us for serving in such capacity and the members of Bain Capital Credit's Credit Committee will receive no separate compensation from us or Bain Capital Credit for serving on Bain Capital Credit's Credit Committee.

        Michael A. Ewald and Michael J. Boyle are our portfolio managers who are primarily responsible for the day-to-day management of our portfolio. The table below shows the dollar range of shares of common stock beneficially owned by such portfolio managers as of September 30, 2018.

Name of Portfolio Managers	Dollar Range of Equity Securities in the Company(1)(2)
Michael A. Ewald	$100,001 - $500,000
Michael J. Boyle	$100,001 - $500,000

(1)
Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

(2)
Dollar ranges were determined using the number of shares beneficially owned as of September 30, 2018 multiplied by our NAV per share as of September 30, 2018.

        As of June 30, 2018, Messrs. Ewald and Boyle are primarily responsible for the day-to-day management of four pooled investment vehicles with a total of approximately $1.9 billion in AUM and five other accounts with a total of approximately $2.2 billion in AUM.

MANAGEMENT AGREEMENTS

Our Investment Advisor

        Our Advisor has been registered as an investment adviser with the SEC since 2016 and is a subsidiary of Bain Capital Credit. Subject to the supervision of our Board, a majority of which is comprised of Independent Directors, our Advisor manages our day-to-day operations and provides us with investment advisory and management services. Certain personnel of Bain Capital Credit conduct activities on our behalf directly through, and under the supervision of, our Advisor. Our Advisor's services under the Investment Advisory Agreement are not exclusive. Pursuant to a Resource Sharing Agreement between Bain Capital Credit and our Advisor, Bain Capital Credit has agreed to provide our Advisor with the resources to fulfill its obligations under the Investment Advisory Agreement, including staffing by experienced investment professionals and access to the senior investment personnel of Bain Capital Credit, including a commitment by each member of Bain Capital Credit's Credit Committee to serve in such capacity. These personnel services will be provided under the Resource Sharing Agreement on a direct cost reimbursement basis to our Advisor. See "—Resource Sharing Agreement."

Investment Advisory Agreement and Administration Agreement

        Our investment activities are managed by our Advisor. Under the terms of the Investment Advisory Agreement, our Advisor (i) determines the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identifies, evaluates and negotiates the structure of the investments that we make (including performing due diligence on prospective portfolio companies); (iii) executes, closes, services and monitors our investments; (iv) determines the securities and other assets that we will purchase, retain or sell; and (v) provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds. Subject to compliance with our Certificate of Incorporation and Bylaws, applicable law and published SEC guidance, nothing contained in the Investment Advisory Agreement will in any way preclude, restrict or limit the activities of our Advisor or any of its respective subsidiaries or affiliated parties.

        Pursuant to the Investment Advisory Agreement, we pay our Advisor a fee for its services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by our stockholders. Prior to the completion of this offering, a different fee structure was in effect under the Investment Advisory Agreement.

Base Management Fee

        The base management fee is calculated at an annual rate of 1.5% of our gross assets, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average carrying value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during a calendar quarter. The base management fee for any partial month or quarter is appropriately pro-rated. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within one year of purchase of such instrument by the Company. With respect to any period prior to the date of this offering, pursuant to a waiver agreement with our Advisor, all base management fees in excess of an annual rate of 0.75% of the aggregate gross assets excluding cash and cash equivalents were waived by our Advisor and not subject to recoupment by our Advisor. As a result, upon completion of this offering, the base management fee will return to an annual rate of 1.5% of our gross assets, and will be effectively higher than the base management fee prior to the completion of this offering.

Incentive Fee

        We have also agreed to pay our Advisor an incentive fee. The incentive fee consists of two parts—an incentive fee based on income and an incentive fee based on capital gains—which are described in more detail below.

        The first part, the income incentive fee, is calculated and payable quarterly in arrears and equals: (a) 100% of the excess of our pre-incentive fee net investment income for the immediately preceding calendar quarter, over a hurdle rate of 1.5% per quarter (6% annualized), until our Advisor has received a "catch-up" equal to 17.5% of the pre-incentive fee net investment income (an increase from 15.0% prior to the completion of this offering) and (b) 17.5% of all remaining pre-incentive fee net investment income above the "catch-up" (an increase from 15.0% prior to the completion of this offering).

        The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year, and equals 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees ("Cumulative Capital Gains") (an increase from 15.0% prior to the completion of this offering).

Incentive Fee on Pre-Incentive Fee Net Investment Income

Prior to January 1, 2019

        Pre-incentive fee net investment income means our interest income, distribution income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during each calendar quarter, minus our operating expenses for such quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and distributions paid on any issued and outstanding debt or preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, OID, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the Hurdle Amount (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. See "Risk Factors—Risks Relating to Our Business and Structure—Our Advisor is paid a management fee even if the value of your investment declines and our Advisor's incentive fees may create incentives for our Advisor to make certain kinds of investments."

        Pre-incentive fee net investment income is compared to a "Hurdle Amount" equal to the product of (i) the hurdle rate of 1.5% per quarter (6% annualized) and (ii) our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash but including assets purchased with borrowed amounts) used to calculate the base management fee.

        We will pay our Advisor an incentive fee in each calendar quarter as follows:

  •
  no income incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Hurdle Amount;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the "Catch-up Amount") determined, on a quarterly basis by multiplying 1.8182% by our NAV at the beginning of each applicable calendar quarter. The Catch-Up Amount is intended to provide our Advisor with an incentive fee of 17.5% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches the Catch-Up Amount in any calendar quarter; and

  •
  for any calendar quarter in which our pre-incentive fee net investment income exceeds the Catch-Up Amount, the income incentive fee shall equal 17.5% of the amount of our pre-incentive fee net investment income for the calendar quarter.

        These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases by us during the current quarter. We do not currently intend to institute a share repurchase program, and share repurchases are effected only in extremely limited circumstances in accordance with applicable law. With respect to the calendar quarter in which this offering occurs, the income incentive fee will be calculated for such calendar quarter at a weighted rate calculated based on the fee rates applicable before and after this offering based on the number of days in such calendar quarter before and after this offering. Prior to the date of this offering, our Advisor was entitled to (a) 100% of the excess of our pre-incentive fee net investment income for the immediately preceding calendar quarter, over the Hurdle until our Advisor has received a "catch-up" equal to 15.0% of the pre-incentive fee net investment income and (b) 15.0% of all remaining pre-incentive fee net investment income above the "catch-up."

On or After to January 1, 2019

        On October 11, 2018, our Board approved, subject to completion of this offering, an amended and restated Investment Advisory Agreement. Our amended and restated Investment Advisory Agreement is substantially the same as the Investment Advisory Agreement currently in place except that beginning with the calendar quarter that commences on January 1, 2019, the incentive fee based on income will be calculated and payable quarterly in arrears based on the aggregate pre-incentive fee net investment income in respect of the current calendar quarter and the eleven preceding calendar quarters beginning with the calendar quarter that commences on or after January 1, 2019 (or the appropriate portion thereof in the case of any of our first eleven calendar quarters that commence on or after January 1, 2019) (in either case, the "Trailing Twelve Quarters"). We refer to such calculation as the "Three-year Lookback." The Three-year Lookback will not result in higher fees (on a cumulative basis) payable to our Advisor than the contractual fees payable to our Advisor based on the calculation methodology that existed prior to the amendment to the Investment Advisory Agreement (excluding current voluntary fee waivers).

        With respect to any calendar quarter that commences on or after January 1, 2019, pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters will be compared to a "Hurdle Amount" equal to the product of (i) the hurdle rate of 1.5% per quarter (6% annualized) and (ii) the sum of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Hurdle Amount will be calculated after making appropriate adjustments to our NAV at the beginning of each applicable calendar quarter for our subscriptions (which shall include all issuances by us of shares of our common stock, including issuances pursuant to our DRIP) and distributions during the applicable calendar quarter.

        Commencing on January 1, 2019, for the portion of the incentive fee based on income, subject to the Incentive Fee Cap (as defined below), we will pay our Advisor a quarterly incentive fee based on the amount by which (A) aggregate pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters exceeds (B) the Hurdle Amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the "Excess Income Amount." The incentive fee based on income that will be paid to our Advisor in respect of a particular calendar quarter will equal the Excess Income Amount less the aggregate incentive fees based on income that were paid to our Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.

        The incentive fee based on income for each quarter will be determined as follows:

  •
  No incentive fee based on income is payable to our Advisor for any calendar quarter for which there is no Excess Income Amount;

  •
  100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount, but is less than or equal to an amount, which we refer to as the "Catch-up Amount," determined as the sum of 1.8182% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters; and

  •
  17.5% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount.

        With respect to any calendar quarter that commences on or after January 1, 2019, the incentive fee based on income is subject to a cap (the "Incentive Fee Cap"). The Incentive Fee Cap in respect of any calendar quarter is an amount equal to 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters less the aggregate incentive fees based on income that were paid to our Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.

        "Cumulative Net Return" during the relevant Trailing Twelve Quarters means (x) the pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters less (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, we will pay no incentive fee based on income to our Advisor in respect of that quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on income that is payable to our Advisor for such quarter calculated as described above, we will pay an incentive fee based on income to our Advisor equal to the Incentive Fee Cap in respect of such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on income that is payable to our Advisor for such quarter calculated as described above, we will pay an incentive fee based on income to our Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

        "Net Capital Loss" in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in respect of such period and (ii) aggregate capital gains, whether realized or unrealized, in respect of such period.

Incentive Fee on Capital Gains

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears in cash as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 17.5% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

        In calculating the capital gains incentive fee payable to our Advisor, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For the purpose of the immediately preceding sentence, (a) cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the cost of such investment, (b) cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment and (c) aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the cost of such investment.

        With respect to the fiscal year in which this offering occurs, a capital gains incentive fee will be calculated as of the day before the date of this offering, with such capital gains incentive fee paid to our Advisor following the end of the fiscal year in which this offering occurs. Such capital gains incentive fee shall be equal to 15.0% of our realized capital gains on a cumulative basis from inception through the day before the date of this offering, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. From and after the date of this offering, solely for the purposes of calculating the capital gains incentive fee, we will be deemed to have previously paid capital gains incentive fees prior to this offering equal to the product obtained by multiplying (a) the actual aggregate amount of previously paid capital gains incentive fees for all periods prior to the date of this offering by (b) the number obtained by dividing (x) 17.5% by (y) 15.0%.

Examples of Quarterly Incentive Fee Calculation

  Example 1: Income Related Portion of Incentive Fee under Current Investment Advisory Agreement:(*)

  Alternative 1—The Company is below the hurdle

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 1.5%
    Hurdle rate(1) = 1.5%
    Management fee(1) = 0.375%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.1525%

    Pre-incentive fee net investment income
        (investment income–(management fee + other expenses)) = 0.9725%

    Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

  Alternative 2—The Company exceeds the hurdle

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 2.25%
    Hurdle rate(1) = 1.5%
    Management fee(1) = 0.375%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.1525%
    Pre-incentive fee net investment income

    (investment income–(management fee + other expenses)) = 1.7225%, which exceeds the hurdle rate

    Incentive fee

      = 100% × "catch-up" + the greater of 0% and (17.5% × (pre-incentive fee net investment income–1.8182%))

      = 100% × (1.7225%–1.5%) + 0%
      = 0.2225% of total net assets

  Alternative 3—The Company exceeds the catch-up

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 3.0%
    Hurdle rate(1) = 1.5%
    Management fee(1) = 0.375%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.1525%
    Pre-incentive fee net investment income
        (investment income–(management fee + other expenses)) = 2.4725%

    Incentive fee = 17.5% × pre-incentive fee net investment income, subject to "catch-up"(3)

      = 100% × "catch-up" + the greater of 0% and (17.5% × (pre-incentive fee net investment income–1.8182%))

    Catch-up = 1.8182%–1.5% = 0.3182%

    Incentive fee = (100% × 0.3182%) + (17.5% × (2.4725%–1.8182%))

      = 0.3182% + (17.5% × 0.6543%)
      = 0.3182% + 0.11450%
      = 0.43270% of total net assets

(*)
The hypothetical amount of each of management fees, other expenses and pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)
Represents 6.0% annualized hurdle rate and 1.5% annualized management fee.

(2)
Excludes organizational and offering expenses.

(3)
The "catch-up" provision is intended to provide our Advisor with an incentive fee of approximately 17.5% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 1.8182% in any calendar quarter.

  Example 2: Income Related Portion of Incentive Fee under Proposed Amended and Restated Investment Advisory Agreement:(*)

  Alternative 1—Three Quarters under Proposed Amended and Restated Investment Advisory Agreement in which Pre-Incentive Fee Net Investment Income Exceeds the Hurdle Amount and Catch-up Amount

  Assumptions

    Stable net asset value (NAV) of $100 million across all quarters

    Investment income for each of the quarters (including interest, dividends, fees, etc.) =
        4.5275%
    Hurdle rate(1) = 1.5%
    Management fee(1) = 0.375%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.1525%

    Pre-incentive fee net investment income for each quarter
        (investment income–(management fee + other expenses)) = 4.0%

    Realized capital gains of 1% each quarter

    Assumes no other quarters in the applicable Trailing Twelve Quarters

  Incentive fee for first quarter

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve
        Quarters = $4,000,000
        Hurdle Amount = Q1 NAV × 1.5% = $100,000,000 × 0.015 = $1,500,000
        Excess Income Amount = pre-incentive fee net investment income during the relevant
        Trailing Twelve Quarters–Hurdle Amount = $4,000,000–$1,500,000 = $2,500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than
        $1,500,000 (the Hurdle Amount) but less than 1.8182% × Q1 NAV, or $1,818,200.
        This Catch-up Fee Amount equals $318,200

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($4,000,000 – $1,818,200) = $381,815

    Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment =
        $700,015
    No income incentive fee previously paid during the Trailing Twelve Quarters

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve
        Quarters

    Cumulative Net Return = pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss in respect of the relevant Trailing
        Twelve Quarters

    No Net Capital Loss

    Therefore Incentive Fee Cap = 17.5% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

  Incentive fee for second quarter

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve
        Quarters = $4,000,000 + $4,000,000 = $8,000,000 Hurdle Amount = (Q1 NAV + Q2
        NAV) × 1.5% = $200,000,000 × 0.015 = $3,000,000

    Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2)–Hurdle Amount =
        $8,000,000–$3,000,000 = $5,000,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than
        $3,000,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV), or
        $3,636,400. This Catch-up Fee Amount equals $636,400

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($8,000,000 – $3,636,400) = $763,630

    Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment =
        $1,400,030

    $700,015 income incentive fee previously paid during the Trailing Twelve Quarters

    Total income incentive fee payment for Q2 = income incentive fee payment–amount previously paid = $700,015

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve
        Quarters
    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss in respect of the relevant Trailing
        Twelve Quarters

    No Net Capital Loss

    Therefore Incentive Fee Cap = 17.5% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

  Incentive fee for third quarter

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve
        Quarters = $4,000,000 + $4,000,000 + $4,000,000 = $12,000,000

    Hurdle Amount = (Q1 NAV + Q2 NAV + Q3 NAV) × 1.5% = $300,000,000 × 0.015 =
        $4,500,000

    Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1, Q2 and Q3)–Hurdle Amount =
        $12,000,000–$4,500,000 = $7,500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than
        $4,500,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV + Q3
        NAV), or $5,454,600. This Catch-up Fee Amount equals $954,600

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($12,000,000 – $5,454,600) = $1,145,445

    Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment =
        $2,100,045 $1,400,030 income incentive fee previously paid during the Trailing Twelve
        Quarters

    Total income incentive fee payment for Q3 = income incentive fee payment–amount previously paid = $700,015

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve
        Quarters

    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss in respect of the relevant Trailing
        Twelve Quarters

    No Net Capital Loss

    Therefore Incentive Fee Cap = 17.5% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

  Alternative 2—Three Quarters under Proposed Amended and Restated Investment Advisory
  Agreement, in which Pre-Incentive Fee Net Investment Income does not meet the Hurdle
  Amount for one Quarter

  Assumptions

    Stable NAV of $100 million across all quarters

    Investment income for Q1 (including interest, dividends, fees, etc.) = 0.5275%

    Investment income for Q2 (including interest, dividends, fees, etc.) = 4.0275%

    Investment income for Q3 (including interest, dividends, fees, etc.) = 5.0275%

    Hurdle rate(1) = 1.5%

    Management fee(1) = 0.375%

    Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.1525% for each quarter

    Pre-incentive fee net investment income for Q1
        (investment income–(management fee + other expenses)) = 0.0%

    Pre-incentive fee net investment income for Q2
        (investment income–(management fee + other expenses)) = 3.5%

    Pre-incentive fee net investment income for Q3
        (investment income–(management fee + other expenses)) = 4.5%

    Realized capital gains of 1% each quarter

    Assumes no other quarters in the applicable Trailing Twelve Quarters

  Incentive fee for first quarter

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve
        Quarters = $0

    Hurdle Amount = Q1 NAV × 1.5% = $100,000,000 × 0.015 = $1,500,000

    Aggregate pre-incentive fee net investment income < Hurdle Amount. Therefore, no income incentive fee is payable for the quarter

  Incentive fee for second quarter

    Aggregate pre-incentive fee net investment income during the relevant Trailing Twelve
        Quarters = $0 + $3,500,000 = $3,500,000

    Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $200,000,000 × 0.015 = $3,000,000

    Excess Income Amount = (aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2))– Hurdle
        Amount–$3,500,000–$3,000,000 = $500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than
        $3,000,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV), or
        $3,636,400. This Catch-up Fee Amount equals $3,500,000–$3,000,000, or $500,000

    Aggregate pre-incentive fee net investment income during the relevant Trailing
        Twelve Quarters < the Catch-up Amount

    Income incentive fee payment = $500,000
        $0 income incentive fee previously paid during the Trailing Twelve Quarters

    Total income incentive fee payment for Q2 = income incentive fee payment–amount previously paid = $500,000

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve
        Quarters
    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss in respect of the Trailing Twelve
        Quarters

    No Net Capital Loss

    Therefore Incentive Fee Cap = 17.5% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

  Incentive fee for third quarter

    Aggregate pre-incentive fee net investment income = $0 + $3,500,000 + $4,500,000 =
        $8,000,000

    Hurdle Amount = (Q1 NAV + Q2 NAV +Q3 NAV) × 1.5% = $300,000,000 × 0.015 =
        $4,500,000

    Excess Income Amount = (aggregate pre-incentive fee net investment income for Q1, Q2 and
        Q3)–Hurdle Amount = $8,000,000 – $4,500,000 = $3,500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than
        $4,500,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV + Q3
        NAV), or $5,454,600. This Catch-up Fee Amount equals $954,600

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($8,000,000 – $5,454,600) = $445,445

    Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment =
        $1,400,045 $500,000 income incentive fee previously paid during the Trailing Twelve
        Quarters

    Total income incentive fee payment for Q3 = income incentive fee payment–amount previously paid = $900,045

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the relevant Trailing Twelve
        Quarters

    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss in respect of the Trailing Twelve
        Quarters

    No Net Capital Loss

    Therefore Incentive Fee Cap = 17.5% of aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters = income incentive fee and the cap is not applied

  Alternative 3—Three Quarters under Proposed Amended and Restated Investment Advisory Agreement in which Pre-Incentive Fee Net Investment Income Exceeds the Hurdle Rate with Net Capital Losses

  Assumptions

    Stable NAV of $100 million across all quarters

    Investment income for each of the quarters (including interest, dividends, fees, etc.) =
        4.5275%

    Hurdle rate(1) =1.5%

    Management fee(1) = 0.375%

    Other expenses (legal, accounting, custodian, transfer agent, etc.)(2) = 0.1525%

    Pre-incentive fee net investment income
        (investment income–(management fee + other expenses)) = 4.0%

    Unrealized capital losses of 1% each of Q1 and Q2 and a 3% unrealized loss in Q3

    Assumes no other quarters in the applicable Trailing Twelve Quarters

  Incentive fee for first quarter

    Aggregate pre-incentive fee net investment income = $4,000,000
    Hurdle Amount = Q1 NAV × 1.5% = $100,000,000 × 0.015 = $1,500,000

    Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Hurdle Amount = $4,000,000–$1,500,000 = $2,500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than
        $1,500,000 (the Hurdle Amount) but less than 1.8182% × Q1 NAV, or $1,818,200. This
        Catch-up Fee Amount equals $318,200

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($4,000,000–$1,818,200) = $381,815

    Catch-Up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment =
        $700,015
    No income incentive fee previously paid during the Trailing Twelve Quarters

    Incentive Fee Cap = 17.5% of Cumulative Net Return during the Trailing Twelve Quarters
    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss during the relevant Trailing Twelve
        Quarters

    Net Capital Loss = $1,000,000
    Cumulative Net Return = $4,000,000–$1,000,000 = $3,000,000

    Therefore Incentive Fee Cap = 17.5% × $3,000,000 = $525,000. Since the Incentive Fee Cap
        ($525,000) is less than the income incentive fee ($700,015), the Incentive Fee Cap is applied and a $525,000 income incentive fee is paid for the quarter

  Incentive fee for second quarter

    Aggregate pre-incentive fee net investment income = $4,000,000 + $4,000,000 = $8,000,000
    Hurdle Amount = (Q1 NAV + Q2 NAV) × 1.5% = $200,000,000 × 0.015 = $3,000,000

    Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1 and Q2)–Hurdle Amount = $8,000,000–
        $3,000,000 = $5,000,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than
        $3,000,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV), or
        $3,636,400. This Catch-up Fee Amount equals $636,400

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($8,000,000 – $3,636,400) = $763,630

    Catch-Up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment =
        $1,400,030
    $525,000 income incentive fee previously paid during the Trailing Twelve Quarters

    Total income incentive fee payment for Q2 = income incentive fee payment–amount previously paid = $875,030

    Incentive Fee Cap = 17.5% of Cumulative Net Return for the Trailing Twelve Quarters–
        income incentive fees previously paid for the Trailing Twelve Quarters
    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss in respect of the Trailing Twelve
        Quarters
    Net Capital Loss = $2,000,000
    Cumulative Net Return = $8,000,000 – $2,000,000 = $6,000,000

    Therefore Incentive Fee Cap = (17.5% × $6,000,000)–$525,000 = $525,000. Since the
        Incentive Fee Cap ($525,000) is less than the income incentive fee ($875,030), the
        Incentive Fee Cap is applied and a $525,000 income incentive fee is paid for the quarter

  Incentive fee for third quarter

    Aggregate pre-incentive fee net investment income = $4,000,000 + $4,000,000 + $4,000,000 =
        $12,000,000
    Hurdle Amount = (Q1 NAV + Q2 NAV + Q3 NAV) × 1.5% = $300,000,000 × 0.015 =
        $4,500,000
    Excess Income Amount = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters (e.g., Q1, Q2 and Q3)–Hurdle Amount =
        $12,000,000–$4,500,000 = $7,500,000

    Catch-up Fee Amount = 100% of pre-incentive fee net investment income that is greater than
        $4,500,000 (the Hurdle Amount) but less than 1.8182% × (Q1 NAV + Q2 NAV + Q3 NAV), or $5,454,600. This Catch-up Fee Amount equals $954,600

    Post Catch-up Fee Amount = 17.5% of pre-incentive fee net investment income that exceeds the Catch-up Amount = 0.175 × ($12,000,000 – $5,454,600) = $1,145,445

    Catch-up Fee Amount + Post Catch-up Fee Amount = income incentive fee payment =
        $2,100,045
    $1,050,000 income incentive fee previously paid during the Trailing Twelve Quarters

    Total income incentive fee payment for Q3 = income incentive fee payment–amount previously paid = $1,050,045

    Incentive Fee Cap = 17.5% of Cumulative Net Return for the Trailing Twelve Quarters–
        income incentive fees previously paid for the Trailing Twelve Quarters
    Cumulative Net Return = aggregate pre-incentive fee net investment income during the relevant Trailing Twelve Quarters–Net Capital Loss in respect of the Trailing Twelve
        Quarters
    Net Capital Loss = $5,000,000
    Cumulative Net Return = $12,000,000–$5,000,000 = $7,000,000

    Therefore Incentive Fee Cap = (17.5% × $7,000,000)–$1,050,000 previously paid during the
        Trailing Twelve Quarters = $175,000. Since the Incentive Fee Cap ($175,000) is less than the income incentive fee ($1,050,045), the Incentive Fee Cap is applied and a $175,000 income incentive fee is paid for the quarter

(*)
The hypothetical amount of each of management fees, other expenses, pre-incentive fee net investment income and realized capital gains or losses shown is based on a percentage of total net assets.

(1)
Represents 6.0% annualized hurdle rate and 1.5% annualized management fee.

(2)
Excludes organizational and offering expenses.

  Example 3: Capital Gains Portion of Incentive Fee:

Assumptions

Year 1:	$25.0 million investment made in Company A ("Investment A"), $35.0 million investment made in Company B ("Investment B") and $30.0 million investment made in Company C ("Investment C")
Year 2:	Investment A sold for $35.0 million, fair value of Investment B determined to be $30.0 million and fair value of Investment C determined to be $32.0 million
Year 3:	Fair value of Investment B determined to be $34.0 million and Investment C sold for $35.0 million
Year 4:	Fair value of Investment B determined to be $45.0 million
Determination of incentive fee based on capital gains

        The incentive fee based on capital gains, if any, would be:

Year 1:	None
Year 2:	$0.875 million

The portion of the incentive fee based on capital gains equals (A) 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, minus (B) the aggregate amount of any previously paid capital gain incentive. Therefore, using the assumptions above, the incentive fee based on capital gains equals (A) 17.5% × ($10.0 million-$5.0 million) minus (B) $0. Therefore, the incentive fee based on capital gains equals $0.875 million.
Year 3:	$1.575 million, which is calculated as follows:
The incentive fee based on capital gains equals (A) 17.5% × ($15.0 million-$1.0 million) minus (B) $0.875 million. Therefore, the incentive fee based on capital gains equals $1.575 million.
Year 4:	$0.175 million, which is calculated as follows:
The incentive fee based on capital gains equals (x) (A) 17.5% × ($15.0 million-$0.0 million) minus (B) $2.45 million. Therefore, the incentive fee based on capital gains equals $0.175 million.

        Our Board will monitor the mix and performance of our investments over time and will seek to satisfy itself that our Advisor is acting in our interests and that our fee structure appropriately incentivizes our Advisor to do so. We have also entered into an Administration Agreement with the Administrator, pursuant to which the Administrator provides the administrative services necessary for us to operate, and provides us with office facilities, equipment and clerical, bookkeeping and recordkeeping services. Pursuant to the Administration Agreement, the Administrator has agreed to be responsible for the financial and other records that we are required to maintain and to prepare reports to our stockholders and reports and other materials filed with the SEC. In addition, the Administrator assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator has also hired a sub-administrator to assist in the provision of administrative services. We reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. Our allocable portion of overhead is determined by the Administrator, which expects to use various methodologies such as allocation based on the percentage of time certain individuals devote, on an estimated basis, to our business and affairs, and is subject to oversight by the Board. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. We incurred expenses related to the sub-administrator of $0.5 million and $0.8 million for the year ended December 31, 2017 and the nine months ended September 30, 2018, respectively, which is included in professional fees on the consolidated statement of operations. Prior to the completion of this offering, BCSF Advisors waived its right to be reimbursed for certain expenses payable by us under the Administration Agreement. Following the completion of this offering, BCSF Advisors does not intend to waive its right to be reimbursed other than in the event that any such reimbursements would cause any distributions to our stockholders to constitute a return of capital. See "Fees and Expenses." In addition, BCSF Advisors is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and we reimburse the expenses of these parties incurred and paid by BCSF Advisors on our behalf.

        Both the Investment Advisory Agreement and the Administration Agreement have been approved by the Board. Unless earlier terminated as described below, both the Investment Advisory Agreement and the Administration Agreement will remain in effect from year to year if approved annually by (i) the vote of our Board, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our Independent Directors. The Investment Advisory Agreement and the Administration Agreement will automatically terminate in the event of assignment. Both the Investment Advisory Agreement and the Administration Agreement may be terminated by either party without penalty upon not less than 60 days' written notice to the other. Upon termination of the Investment Advisory Agreement, we would be required to change our name which may have a material adverse impact on our operations.

Limitation of Liability

        The Investment Advisory Agreement provides that our Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our Advisor, including without limitation our Administrator) will not be liable to us for any action taken or omitted to be taken by our Advisor in connection with the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, except a loss resulting from our Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by our Advisor of its obligations and duties under the Investment Advisory Agreement.

        The Administration Agreement provides that the Administrator (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator, including without limitation its member) shall not be liable to us for any action taken or omitted to be taken by the Administrator in connection with the performance of any of its duties or obligations under the agreement or otherwise as our administrator, except a loss resulting from the Administrator's willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by the Administrator of its obligations and duties under the Administration Agreement.

        We refer you to the Investment Advisory Agreement and the Administration Agreement, forms of which are incorporated by reference to the exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized above.

Board Approval of the Investment Advisory Agreement

        Our Investment Advisory Agreement dated October 6, 2016 was approved for renewal at an in person Board meeting on August 7, 2018. In its consideration of the approval of the Investment Advisory Agreement, our Board focused on information it had received relating to, among other things:

  •
  the nature, quality and extent of the advisory and other services to be provided to us by our Advisor under the proposed Investment Advisory Agreement;

  •
  comparative data presented in materials distributed in advance of the meeting with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

  •
  our projected operating expenses and expense ratios, compared to BDCs with similar investment objectives;

  •
  any existing and potential sources of indirect income to our Advisor from its relationship with us and the profitability of that relationship;

  •
  information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

  •
  the organizational capability and financial condition of our Advisor and its affiliates;

  •
  our Advisor's practices regarding the selection and compensation of brokers that may execute portfolio transactions on behalf of us and the brokers' provision of brokerage and research services to our Advisor; and

  •
  the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

        In connection with their consideration of the approval of the Investment Advisory Agreement, our Board gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, our Board concluded, in the exercise of their business judgment, that the management fees proposed to be paid by us were reasonable in light of the services provided to us by our Advisor, our Advisor's anticipated costs, and our reasonably foreseeable asset levels. Our Board unanimously concluded that our Advisor's management likely would benefit us and our stockholders and that the Investment Advisory Agreement should be approved for an initial two-year term.

        For the nine months ended September 30, 2018, we paid our Advisor a total of $7.4 million in fees (excluding fees that are accrued but not paid) pursuant to the Investment Advisory Agreement, which consisted of $4.8 million in management fees and $2.6 million in incentive fees.

Resource Sharing Agreement

        We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior professionals of our Advisor to achieve our investment objective. Our Advisor is a subsidiary of Bain Capital Credit and depends upon access to the investment professionals and other resources of Bain Capital Credit to fulfill its obligations to us under the Investment Advisory Agreement. Our Advisor also depends upon Bain Capital Credit to obtain access to deal flow generated by the professionals of Bain Capital Credit. Under a Resource Sharing Agreement between Bain Capital Credit and our Advisor, Bain Capital Credit has agreed to provide our Advisor with the resources necessary to fulfill these obligations. The Resource Sharing Agreement provides that Bain Capital Credit will make available to our Advisor experienced investment professionals and access to the senior investment personnel of Bain Capital Credit for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Resource Sharing Agreement also includes a commitment that the members of Bain Capital Credit's Credit Committee will serve in such capacity. The Resource Sharing Agreement is renewable on an annual basis. Services under the Resource Sharing Agreement are provided to our Advisor on a direct cost reimbursement basis, and such fees are not our obligation. See "Risk Factors—Risks Relating to Our Business and Structure—We are dependent upon key personnel of Bain Capital Credit and our Advisor."

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

        As a diversified private investment firm, Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies. Bain Capital Credit is a subsidiary of Bain Capital and our Advisor is a subsidiary of Bain Capital Credit.

        Bain Capital currently has a number of affiliate advisors including Bain Capital Credit and our Advisor, each of which focuses primarily on a different investment strategy, although such investment strategies overlap from time to time. In the ordinary course of conducting our activities, the interests of us or our stockholders may conflict with the interests of our Advisor, Bain Capital Credit Funds, Related Funds or their respective affiliates.

Resource Sharing Agreement

        Our Advisor has entered into a Resource Sharing Agreement with Bain Capital Credit pursuant to which Bain Capital Credit will provide our Advisor with experienced investment professionals (including the members of Bain Capital Credit's Credit Committee) and access to the resources of Bain Capital Credit so as to enable our Advisor to fulfill its obligations under the Investment Advisory Agreement. Our senior management and our chairman of our Board have ownership and financial interests in Bain Capital Credit. Our senior management also serve as principals of Bain Capital Credit that may in the future manage investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of Bain Capital Credit Clients. Similarly, Bain Capital Credit and its affiliates may have other clients with similar, different or competing investment objectives. See "Management Agreements—Resource Sharing Agreement."

Investment Advisory Agreement

        We entered into an Investment Advisory Agreement with our Advisor, an investment adviser registered with the SEC, to manage our day-to-day operating and investing activities. We pay our Advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. During the nine months ended September 30, 2018, $10.3 million of aggregate advisory fees were incurred under the Investment Advisory Agreement. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

Administrative Agreement

        We have entered into an Administration Agreement with BCSF Advisors to provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. BCSF Advisors has also hired a sub-administrator U.S. Bancorp Fund Services, LLC to assist in the provision of administrative services. During the nine months ended September 30, 2018, no administrative fees were paid and/or accrued to the Administrator and $0.8 million were incurred under the sub-administration agreement. See "Management Agreements—Investment Advisory Agreement and Administration Agreement."

Co-Investment Opportunities

        We have in the past, and may in the future, co-invest on a concurrent basis with other affiliates of Bain Capital Credit, but not if such co-investment is impermissible under existing regulatory guidance, applicable regulations or Bain Capital Credit's allocation procedures. We, our Advisor, and affiliates of our Advisor have been granted exemptive relief by the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with certain affiliated funds in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations.

Related Party Commitments

        Certain related parties have made commitments to us. As of September 30, 2018, our Advisor made commitments of $10.8 million to us, of which $7.8 million has been called by us. As of September 30, 2018, our Advisor held 389,428.14 shares of our common stock. An affiliate of our Advisor is the investment manager to certain pooled investment vehicles which are investors in us. Collectively, as of September 30, 2018, these investors have made commitments to us of $555.3 million, of which $388.7 million has been called by us. As of September 30, 2018, these investors held 19,295,326.27 shares of our common stock.

10b5-1 Plan

        BCSF Investments, LLC and certain individuals, including Michael A. Ewald, our Chief Executive Officer and a Managing Director of Bain Capital Credit, Jonathan S. Lavine, Co-Managing Partner of Bain Capital and Founder and Chief Investment Officer of Bain Capital Credit, John Connaughton, Co-Managing Partner of Bain Capital, Jeffrey B. Hawkins, Chairman of our Board of Directors and a Managing Director of Bain Capital Credit, and Michael J. Boyle, our Vice President and Treasurer and a Director of Bain Capital Credit, intend to adopt the 10b5-1 Plan in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which such parties will buy up to $20 million in the aggregate of our common stock in the open market during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of this offering, subject to certain conditions. An affiliate of Goldman Sachs & Co. LLC will serve as the plan administrator. The 10b5-1 Plan will require the plan administrator to purchase shares of common stock (i) through the date we announce our earnings for the fourth quarter of 2018, when the market price per share is $0.01 or more below the initial public offering price per share, and (ii) from and after that date until the expiration of the 10b5-1 Plan, when the market price per share is below our most recently reported NAV per share (including any updates, corrections or adjustments publicly announced by us to any previously announced NAV per share). The purchase of shares by the participants pursuant to the 10b5-1 Plan is intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M under the Exchange Act, which may prohibit purchases under certain circumstances. Whether purchases will be made pursuant to the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of the common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. See "Risk Factors—Purchases of our common stock under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market."

Related Party Transaction Policy

        Our Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to our Code of Conduct or Code of Ethics. Each of our directors and executive officers is instructed and periodically reminded to inform our compliance department of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        Immediately prior to the completion of this offering there will be 43,982,137 shares of common stock issued and outstanding and as of September 30, 2018, there were 3,153 stockholders of record. The following table sets out, immediately prior to this offering, certain ownership information (rounded to the nearest whole share) with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock, all of our directors and all officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if the person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire these powers within 60 days. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons.

		Percentage of Common Stock Outstanding
		Immediately Prior to This Offering		Immediately After this Offering
Name and Address	Type of Ownership(4)	Shares Owned	Percentage	Shares Owned(5)	Percentage
BCSF Holdings, LP(1)	Record	10,610,032.00	24.12%	10,610,032.00	20.61%
Bain Capital Distressed and Special Situations 2016 (F), L.P.(1)	Record	7,293,065.48	16.58%	7,293,065.48	14.17%
Bain Capital Credit Member, LLC(2)	Beneficial	19,306,284.66	43.90%	19,306,284.66	37.50%
David A. Fubini	N/A	—	—	—	—
Thomas A. Hough	Record	7,365.71	*	7,365.71	*
Jay Margolis	Record	16,364.61	*	16,364.61	*
Michael A. Ewald	Record	8,852.62	*	21,352.62	*
Jeffrey B. Hawkins	Record	8,852.62	*	21,352.62	*
All officers and directors as a group (9 persons)(3)	Record	50,288.18	*	75,288.18	*

*
Less than 1.0%.

(1)
BCSF Holdings, LP ("BCSF Holdings"), a Delaware limited partnership, whose general partner is BCSF Holdings Investors, L.P. ("BCSF Holdings GP"), is the record owner of 10,610,032.00 shares of common stock. Bain Capital Distressed and Special Situations 2016 (F), L.P. ("F Holdings"), a Delaware limited partnership, whose general partner is Bain Capital Distressed and Special Situations 2016 Investors (F), L.P. ("F Holdings GP"), is the record owner of 7,293,065.48 shares of common stock. The address for each of BCSF Holdings and F Holdings is 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116.

(2)
Bain Capital Credit Member, LLC, a Delaware limited liability company, is the general partner of BCSF Holdings GP, F Holdings GP and Bain Capital Credit Holdings Investors (MRF), LP ("MRF Holdings GP") and as such may be deemed to be the beneficial owner of shares of common stock held by BCSF Holdings, F Holdings and MRF Holdings. MRF Holdings GP is the general partner of Bain Capital Credit Holdings (MRF), L.P. ("MRF Holdings"), who is the record owner of 1,403,187.18 shares of common stock. Bain Capital Credit Member, LLC disclaims beneficial ownership of shares of common stock held by BCSF Holdings, F Holdings and MRF Holdings except to the extent of its respective pecuniary interest therein. The address for Bain Capital Credit Member, LLC is 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116.

(3)
The address for each of our directors and executive officers is c/o Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, MA 02116.

(4)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(5)
Assumes issuance of shares of our common stock in this offering, and does not reflect shares of common stock reserved for issuance upon exercise of underwriters' option to purchase additional 1,125,000 shares. Assumes none of the above listed stockholders purchase any shares of common stock in the offering.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of September 30, 2018, for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the significant managerial assistance that we may provide upon request and the board observation or participation rights we may receive in connection with our investment. As defined by the 1940 Act, we do not "control" any of the portfolio companies. In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if we owned more than 5% of its outstanding voting securities.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Equity and Debt Investments
Abracon Group Holding, LLC 5101 Hidden Creek Lane Spicewood, TX 78669	Capital Equipment	Revolver	L+ 5.75% (1% Floor)	7/18/2024	$—	$(41,112)	$(28,334)	—
		Equity Interest			1,800	$1,800,000	$1,886,400	1.12%
Adler & Allan Group Limited(1) 80 Station Parade Harrogate, HG1 1HQ United Kingdom	Environmental Industries	First Lien Last Out Term Loan(2)(3)	GBP LIBOR+ 7.50% (0.5% Floor)	6/30/2024	£15,141,463	$19,098,906	$19,533,532	—
Advantage Sales & Marketing Inc. 18100 Von Karman Avenue Suite 1000 Irvine, CA 92612	Services: Business	First Lien Senior Secured Loan(2)(4)	L+ 3.25% (1% Floor)	7/23/2021	$15,784,298	$15,518,321	$14,616,260	—
Aimbridge Hospitality LP 5851 Legacy Circle, Suite 400 Plano, TX 75024	Hotel, Gaming & Leisure	First Lien Senior Secured Loan(2)	L+ 5.00% (1% Floor)	6/22/2022	$25,648,524	$25,293,988	$25,648,524	—
		Revolver	L+ 5.00% (1% Floor)	6/22/2022	$—	$(15,899)	$—	—
		First Lien Senior Secured Loan(2)(4)	L+ 5.00% (1% Floor)	6/22/2022	$4,274,769	$4,213,578	$4,274,769	—
Alliant Holdings Intermediate, LLC 1301 Dove Street Suite 200 Newport Beach, CA 92660	Insurance	First Lien Senior Secured Loan(2)(4)	L+ 3.00% (0% Floor)	5/9/2025	$11,639,708	$11,700,328	$11,677,572	—
AMCP Clean Acquisition Company, LLC 1 West Mayflower Avenue Las Vegas, NV 89030	Services: Business	Delayed Draw Term Loan(2)(4)	L+ 4.25% (0% Floor)	6/16/2025	$—	$(2,266)	$11,155	—
		First Lien Senior Secured Loan(2)(4)	L+ 4.25% (0% Floor)	6/16/2025	$10,597,097	$10,565,258	$10,643,459	—
Amspec Services, Inc. 1249 S. River Road Suite 204 Cranbury, NJ 08512—USA	Energy: Oil & Gas	Revolver	L+ 5.75% (1% Floor)	7/2/2024	$—	$(68,536)	$—	—
Ansira Holdings, Inc. 2300 Locust St. St. Louis, MO 63103	Media: Advertising, Printing & Publishing	Revolver	P+ 3.25% (1% Floor)	12/20/2022	$1,643,372	$1,643,372	$1,643,372	—
AP Plastics Group, LLC 9280 Jefferson St. Streetsboro, OH 44241	Chemicals, Plastics & Rubber	Revolver	L+ 3.75% (1% Floor)	8/1/2021	$—	$—	$—	—
API Technologies Corp. 400 Nickerson Rd. Marlborough, MA 01752	Aerospace & Defense	Revolver	L+ 6.00% (1% Floor)	4/22/2024	$—	$(48,477)	$(20,916)	—
Aramsco, Inc. 1480 Grandview Ave. Paulsboro, NJ 08066	Capital Equipment	Revolver	L+ 5.25% (1% Floor)	8/28/2024	$1,072,486	$1,022,275	$1,021,684	—
Armor Group, LP 1480 Grandview Ave. Paulsboro, NJ 08066	Capital Equipment	Equity Interest			10,119	$1,011,905	$1,011,900	0.46%

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
ASP Chromaflo Intermediate Holdings, Inc.(1) 2600 Michigan Ave. P.O. Box 816 Ashtabula, OH 44005	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan(2)	L+ 3.50% (1% Floor)	11/20/2023	$658,126	$655,690	$663,062	—
ASP Chromaflo Intermediate Holdings, Inc. 2600 Michigan Ave. P.O. Box 816 Ashtabula, OH 44005	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan(2)	L+ 3.50% (1% Floor)	11/20/2023	$506,127	$504,253	$511,188	—
Badger Merger Sub, Inc. 1350 Treat Boulevard Suite 300 Walnut Creek, CA 94597	FIRE: Finance	First Lien Senior Secured Loan(4)	L+ 3.75% (0% Floor)	8/8/2025	$3,650,904	$3,632,649	$3,664,595	—
Batteries Plus Holding Corporation 1325 Walnut Ridge Dr. Hartland, WI 53029	Retail	Revolver	L+ 6.75% (1% Floor)	7/6/2022	$—	$—	$—	—
BCC Jetstream Holdings Aviation (Off I), LLC(1) 2601 South Bayshore Drive Suite 1130 Miami, FL 33133	Aerospace & Defense	Equity Interest			11,862,614	$11,862,614	$11,295,145	31.55%
BCC Jetstream Holdings Aviation (On II), LLC 2601 South Bayshore Drive Suite 1130 Miami, FL 33133	Aerospace & Defense	First Lien Senior Secured Loan	10.00%	6/2/2022	$4,144,528	$4,144,528	$4,144,528	—
		Equity Interest			731,387	$731,387	$1,437,840	31.55%
Blackbrush Oil & Gas, L.P. 18615 Tuscany Stone Suite 300 San Antonio, TX 78258	Energy: Oil & Gas	First Lien Senior Secured Loan(2)(4)	L+ 8.00% (1% Floor)	2/9/2024	$31,200,000	$30,648,829	$30,731,999	—
Bolt Infrastructure Merger Sub, Inc. 650 Suffolk Street Wannalancit Mills Lowell, MA 01854	Construction & Building	First Lien Senior Secured Loan(4)	L+ 3.50% (1% Floor)	6/21/2024	$2,677,183	$2,665,575	$2,686,387	—
BWAY Holding Company 8607 Roberts Drive Suite 250 Atlanta GA 30350	Containers, Packaging & Glass	First Lien Senior Secured Loan(2)(4)	L+ 3.25% (0% Floor)	4/3/2024	$12,844,925	$12,867,847	$12,852,953	—
		Corporate Bond	7.25%	4/15/2025	$5,000,000	$4,895,579	$4,887,000	—
Captain D's LLC 624 Grassmere Drive Suite 30 Nashville, TN 37211	Hotel, Gaming & Leisure	First Lien Senior Secured Loan(2)(4)	L+ 4.50% (1% Floor)	12/15/2023	$13,422,572	$13,304,704	$13,321,902	—
		Revolver	L+ 4.50% (1% Floor)	12/15/2023	$751,116	$734,947	$737,149	—
CB Titan Holdings, Inc. Tecomet, Inc. 115 Eames Street Wilmington, MA 01887	Healthcare & Pharmaceuticals	Series A Preferred Units			1,952,879	$1,952,879	$2,070,053	0.42%
CH Hold Corp. 401 E. Corporate Drive Suite 150 Lewisville, TX 75057	Retail	First Lien Senior Secured Loan(4)	L+ 3.00% (1% Floor)	2/1/2024	$1,502,194	$1,499,673	$1,513,460	—
		Second Lien Senior Secured Loan(4)	L+ 7.25% (1% Floor)	2/3/2025	$1,215,470	$1,210,558	$1,233,702	—
Chase Industries, Inc. 9075 Centre Pointe Drive, Suite 100 West Chester, OH 45069	Construction & Building	First Lien Senior Secured Loan(2)(4)	L+ 4.00% (1% Floor)	5/11/2025	$11,980,952	$11,921,516	$11,951,000	—
		Delayed Draw Term Loan(2)	L+ 4.00% (1% Floor)	5/12/2025	$199,683	$181,790	$190,322	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Clinical Innovations, LLC 747 West 4170 South Murray, UT 84123	Healthcare & Pharmaceuticals	First Lien Last Out Term Loan(2)(3)(4)	L+ 6.00% (1% Floor)	10/17/2023	$10,287,776	$10,086,251	$10,287,776	—
		Revolver(3)	L+ 6.00% (1% Floor)	10/17/2022	$575,862	$554,901	$575,862	—
CMI Marketing Inc. 417 5th Ave, 7th floor New York, NY 100016	High Tech Industries	First Lien Senior Secured Loan(2)(4)	L+ 5.00% (1% Floor)	5/24/2024	$15,449,280	$15,300,071	$15,449,280	—
		Revolver	L+ 5.00% (1% Floor)	5/24/2023	$—	$(19,660)	$—	—
Comet Bidco Limited(1) Bedford House 69-79 Fulham High Street London SW6 3JW	Services: Business	First Lien Senior Secured Loan	GBP LIBOR+ 5.25% (0% Floor)	9/30/2024	£6,260,870	$8,051,481	$8,038,707	—
Concentra Inc. 5080 Spectrum Drive Suite 1200W Addison, TX 75001	Healthcare & Pharmaceuticals	Second Lien Senior Secured Loan(2)(4)	L+ 6.50% (1% Floor)	6/1/2023	$14,104,833	$13,850,499	$14,316,406	—
Cruz Bay Publishing 300 Continental Boulevard Suite 650 El Segundo, CA 90245	Media: Advertising, Printing & Publishing	Revolver	L+ 3.00% (1% Floor)	6/6/2019	$—	$—	$—	—
CST Buyer Company c/o Consumer Safety Technology, LLC 11035 Aurora Avenue Urbandale, IA 50322	Automotive	First Lien Senior Secured Loan(4)	L+ 5.00% (1% Floor)	3/1/2023	$9,456,999	$9,348,011	$9,456,999	—
		Revolver	L+ 5.00% (1% Floor)	3/1/2023	$—	$(9,914)	$—	—
CSVC Acquisition Corp 4171 Essen Lane Baton Rouge, LA 70809 United States	Utilities: Electric	Corporate Bond	7.75%	6/15/2025	$10,478,000	$9,885,536	$9,063,470	—
CVS Holdings I, LP 1950 Old Gallows Rd Vienna, VA 22182	Retail	First Lien Senior Secured Loan(2)(4)	L+ 3.00% (1% Floor)	2/6/2025	$14,949,937	$14,929,809	$14,984,203	—
		Second Lien Senior Secured Loan(2)	L+ 6.75% (1% Floor)	2/6/2026	$11,133,301	$11,137,639	$11,098,509	—
Datix Bidco Limited(1) Swan Court 11 Worple Road Wimbledon, London, United Kingdom, SW19 4JS	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(2)	BBSW+ 4.50% (0% Floor)	4/28/2025	AUD 4,211,615	$3,197,418	$2,989,227	—
		Revolver	EURIBOR+ 4.50% (0% Floor)	10/28/2024	£—	$(26,144)	$(22,177)	—
		Second Lien Senior Secured Loan(2)	GBP LIBOR+ 7.75% (0% Floor)	4/27/2026	£12,133,975	$16,268,416	$15,495,547	—
Direct ChassisLink, Inc. 3525 Whitehall Park Drive Suite 400, Charlotte, NC 28273	Transportation: Cargo	Second Lien Senior Secured Loan(2)(4)	L+ 6.00% (0% Floor)	6/15/2023	$19,031,936	$19,087,274	$19,246,045	—
Direct Travel, Inc. 7430 E. Caley Avenue Suite 320E Centennial, CO 80111	Transportation: Consumer	Revolver	L+ 4.50% (1% Floor)	12/1/2021	$—	$—	$—	—
Dorner Manufacturing Corp. 975 Cottonwood Avenue Hartland, WI 53029	Capital Equipment	First Lien Senior Secured Loan(4)	L+ 5.75% (1% Floor)	3/15/2023	$8,226,236	$8,064,566	$8,226,236	—
		Revolver	L+ 5.75% (1% Floor)	3/15/2022	$—	$(20,535)	$—	—
Drilling Info Holdings, Inc. 2901 Vía Fortuna #200 Austin, TX 78746	High Tech Industries	Delayed Draw Term Loan(2)(4)	L+ 4.25% (0% Floor)	7/30/2025	$—	$(13,653)	$(7,604)	—
		First Lien Senior Secured Loan(2)(4)	L+ 4.25% (0% Floor)	7/30/2025	$18,846,290	$18,759,824	$18,822,732	—
Drive DeVilbiss 99 Seaview Blvd Port Washington, NY 11050	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(4)	L+ 5.50% (1% Floor)	1/3/2023	$6,584,955	$6,134,695	$6,206,320	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
DXP Enterprises, Inc.(1) 7272 Pinemont Houston, Texas 77040 Directions	Capital Equipment	First Lien Senior Secured Loan(4)	L+ 4.75% (1% Floor)	8/29/2023	$5,191,025	$5,145,731	$5,249,424	—
Efficient Collaborative Retail Marketing Company, LLC 27070 Miles Road Suite A Solon, OH 44139	Media: Diversified & Production	Revolver	L+ 5.25% (1% Floor)	6/15/2022	$—	$—	$—	—
Element Buyer, Inc. 1380 Forest Park Circle Lafayette, CO 80026	Services: Business	Revolver	L+ 5.25% (1% Floor)	7/19/2024	$—	$(61,696)	$(10,625)	—
ENC Holding Corporation 666 Fifth Avenue New York, NY 10103	Transportation: Cargo	First Lien Senior Secured Loan(4)	L+ 4.25% (0% Floor)	5/30/2025	$7,913,706	$7,894,643	$7,933,490	—
		Delayed Draw Term Loan(2)	L+ 4.25% (0% Floor)	5/30/2025	$—	$(1,152)	$1,202	—
Endries International, Inc. 714 West Ryan Street Brillion, Wisconsin 54110	Capital Equipment	First Lien Senior Secured Loan(4)	L+ 4.75% (1% Floor)	6/1/2023	$6,491,144	$6,412,625	$6,491,144	—
		Delayed Draw Term Loan	L+ 4.75% (1% Floor)	6/1/2023	$3,222,455	$3,183,938	$3,222,455	—
		Revolver	P+ 3.75% (1% Floor)	6/1/2022	$773,413	$737,243	$773,413	—
Everest Bidco(1) 8, rue François Villon 75015 Paris, France	High Tech Industries	Second Lien Senior Secured Loan(2)	L+ 7.50%	7/3/2026	$10,216,216	$13,055,567	$12,913,369	—
EXC Holdings III Corp. Excelitas Technologies Corporation 200 West Street Waltham, MA 02451	Capital Equipment	Second Lien Senior Secured Loan(2)(4)	L+ 7.50% (1% Floor)	12/1/2025	$8,240,489	$8,254,837	$8,384,697	—
Eyemart Express LLC 13800 Senlac Drive Farmers Branch, TX 75234	Retail	First Lien Senior Secured Loan(2)(4)	L+ 3.00% (1% Floor)	8/5/2024	$11,534,811	$11,573,503	$11,596,084	—
FineLine Technologies, Inc. 7337 Westview Drive Kent, OH 44240	Consumer Goods: Non-Durable	First Lien Senior Secured Loan(2)(4)	L+ 4.25% (1% Floor)	11/2/2022	$31,782,763	$31,539,017	$31,623,850	—
		Revolver	L+ 4.75% (1% Floor)	11/2/2021	$655,181	$618,715	$642,077	—
Genesis Supply Acquisition Co. 681 Se Glenwood Dr Bend, OR 97702	Healthcare & Pharmaceuticals	Subordinated Debt	12.50%	4/23/2021	$10,000,000	$10,000,000	$10,000,000	—
GI Chill Acquisition LLC 11915 La Grange Avenue Los Angeles, CA 90025	Services: Consumer	First Lien Senior Secured Loan(2)(4)	L+ 4.00% (0% Floor)	8/6/2025	$11,492,287	$11,467,638	$11,571,584	—
Great Expressions Dental Centers PC 29777 Telegraph Rd. Suite 3000 Southfield, MI 48034	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(4)	L+ 4.75% (1% Floor)	9/28/2023	$8,002,680	$7,913,850	$7,882,640	—
		Revolver	L+ 4.75% (1% Floor)	9/28/2022	$616,843	$605,108	$599,338	—
Hearthside Food Solutions, LLC 3500 Lacey Road, Suite 300 Downers Grove, IL 60515	Beverage, Food & Tobacco	Corporate Bond	8.50%	6/1/2026	$10,000,000	$9,788,101	$9,775,000	—
Home Franchise Concepts, Inc. 19000 MacArthur Blvd. Irvine, CA 92612	Consumer Goods: Durable	Revolver	L+ 5.00% (1% Floor)	7/9/2024	$—	$(17,001)	$(25,298)	—
Horizon Telcom, Inc. 500 S. Front Street, Suite 850 Columbus, Ohio 43215	Telecommunications	First Lien Senior Secured Loan(2)(4)	L+ 4.50% (1% Floor)	6/15/2023	$13,903,448	$13,738,518	$13,694,897	—
		Delayed Draw Term Loan(2)(4)	L+ 4.50% (1% Floor)	6/15/2023	$—	$(20,486)	$(26,069)	—
		Revolver	L+ 4.50% (1% Floor)	6/15/2023	$—	$—	$(17,379)	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Impala Private Investments, LLC 601 Lexington Avenue, 59th Floor New York, NY 10022	High Tech Industries	Equity Interest			1,500,000	$1,500,000	$2,985,570	0.37%
Infinite Electronics International Inc. 301 Leora Lane Suite 100 Lewisville, TX 75056	Energy: Electricity	First Lien Senior Secured Loan(2)(4)	L+ 4.00% (0% Floor)	7/2/2025	$20,003,129	$19,987,728	$19,987,387	—
		Second Lien Senior Secured Loan(2)	L+ 8.00% (0% Floor)	7/2/2026	$2,480,000	$2,432,230	$2,430,400	—
International Entertainment Investments Limited(1) 2nd Floor, Alexander House Church Path Woking, Surrey GU216EJ, United Kingdom	Media: Diversified & Production	First Lien Senior Secured Loan(2)	GBP LIBOR+ 4.75% (0% Floor)	5/31/2023	£8,685,518	$10,620,959	$11,318,099	—
Intralinks, Inc. 150 E 42nd Street 8th Floor New York, NY 10017	High Tech Industries	Second Lien Senior Secured Loan(2)	L+ 8.00% (1% Floor)	11/14/2025	$8,775,510	$8,699,997	$8,870,575	—
Island Medical Management Holdings, LLC 350 Motor Parkway Suite #309 Hauppauge, NY 117988	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(2)	L+ 6.50% (1% Floor)	9/1/2022	$9,294,318	$9,179,562	$8,643,715	—
K-Mac Holdings Corp. 1820 South Zero Fort Smith, AR 72901	Hotel, Gaming & Leisure	Second Lien Senior Secured Loan(4)	L+ 6.75% (0% Floor)	3/16/2026	$3,200,000	$3,192,384	$3,224,000	—
Kronos Acquisition Holdings Inc. 101 MacIntosh Blvd Concord, ON L4K 4R5 Canada	Consumer Goods: Non-Durable	First Lien Senior Secured Loan(2)(4)	L+ 4.00% (1% Floor)	5/15/2023	$8,181,476	$8,135,936	$8,153,349	—
		Corporate Bond	9.00%	8/15/2023	$10,000,000	$9,329,382	$9,450,000	—
Lakeland Tours, LLC 218 West Water Street Suite 400 Charlottesville, VA 22902	Services: Business	First Lien Senior Secured Loan(4)	L+ 4.00% (1% Floor)	12/16/2024	$2,894,455	$2,885,298	$2,923,414	—
Learfield Communications LLC 505 Hobbs Road Jefferson City, MO 65109	Media: Advertising, Printing & Publishing	Second Lien Senior Secured Loan(2)(4)	L+ 7.25% (1% Floor)	12/2/2024	$4,050,000	$4,015,477	$4,090,500	—
Lighthouse Network, LLC 2202 N. Irving Street Allentown, PA 18109	High Tech Industries	First Lien Senior Secured Loan(2)(4)	L+ 4.50% (1% Floor)	12/2/2024	$16,129,009	$16,064,812	$16,290,299	—
Masergy Holdings, Inc. 2740 Dallas Pkwy #260 Plano TX 75093	Telecommunications	First Lien Senior Secured Loan(2)	L+ 3.25% (1% Floor)	12/15/2023	$687,865	$685,333	$689,871	—
		Second Lien Senior Secured Loan	L+ 7.50% (1% Floor)	12/16/2024	$857,143	$863,498	$860,715	—
McKissock, LLC 218 Liberty Street Warren, PA 16365	Services: Business	Revolver	P+ 2.25% (1% Floor)	8/5/2021	$991,690	$991,690	$991,690	—
Micro Holding Corp. 909 N. Sepulveda Blvd. El Segundo, CA 90245	Media: Broadcasting & Subscription	First Lien Senior Secured Loan(2)(4)	L+ 3.75% (0% Floor)	9/13/2024	$16,986,978	$16,953,518	$17,129,550	—
MND Holdings III Corp 141 Danbury Road Wilton, CT 06897	Consumer Goods: Non-Durable	First Lien Senior Secured Loan(2)	L+ 3.50% (1% Floor)	6/19/2024	$3,801,806	$3,787,264	$3,830,319	—
Netsmart Technologies, Inc. 4950 College Blvd. Overland Park, KS 66211	High Tech Industries	First Lien Senior Secured Loan(2)(4)	L+ 3.75% (1% Floor)	4/19/2023	$21,678,078	$21,712,744	$21,840,664	—
		Second Lien Senior Secured Loan(2)	L+ 7.50% (1% Floor)	10/19/2023	$2,749,000	$2,749,000	$2,735,255	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
New Insight Holdings, Inc. 58 West 40th Street 16th Floor New York, NY 10018	Services: Business	First Lien Senior Secured Loan(2)(4)	L+ 5.50% (1% Floor)	12/20/2024	$15,580,858	$15,090,652	$15,683,100	—
New Milani Group LLC 2111 E 49th Street Vernon, CA 90058	Consumer Goods: Durable	First Lien Senior Secured Loan(2)(4)	L+ 4.25% (1% Floor)	6/6/2024	$17,360,000	$17,191,675	$17,360,000	—
Niacet b.v.(1) Niacet Corporation 400 47th Street Niagara Falls, NY 14304	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan(2)	EURIBOR+ 4.50% (1% Floor)	2/1/2024	€3,784,641	$4,050,495	$4,391,698	—
Niacet Corporation 400 47th Street Niagara Falls, NY 14304	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan(4)	L+ 4.50% (1% Floor)	2/1/2024	$2,176,868	$2,159,852	$2,176,868	—
Novetta, LLC 7921 Jones Branch Drive 6th Floor McLean, VA 22102	Aerospace & Defense	First Lien Senior Secured Loan(4)	L+ 5.00% (1% Floor)	10/17/2022	$3,824,541	$3,759,269	$3,714,585	—
NPC International, Inc. 7300 West 129th St. Overland Park, KS 66213	Hotel, Gaming & Leisure	Second Lien Senior Secured Loan(2)(4)	L+ 7.50% (1% Floor)	4/18/2025	$9,158,667	$9,195,778	$9,273,151	—
nThrive, Inc. 200 North Point Center East Suite 600 Alpharetta, GA 30022	High Tech Industries	Second Lien Senior Secured Loan(2)	L+ 9.75% (1% Floor)	4/20/2023	$8,000,000	$7,983,386	$7,840,000	—
OEConnection LLC 4205 Highlander Parkway Richfield, OH 44286	Automotive	First Lien Senior Secured Loan(4)	L+ 4.00% (1% Floor)	11/22/2024	$8,114,461	$8,082,139	$8,155,033	—
		Second Lien Senior Secured Loan(2)	L+ 8.00% (1% Floor)	11/24/2025	$6,312,688	$6,276,140	$6,312,688	—
Omni Logistics, LLC 1755 Transcentral Ct. Suite 400. Houston, Texas 77032	Transportation: Cargo	Subordinated Debt(2)	L+ 11.50% (1% Floor)	1/19/2024	$15,000,000	$14,702,741	$14,700,000	—
Park Place Technologies 5910 Landerbrook Drive Cleveland OH 44124	High Tech Industries	First Lien Senior Secured Loan(4)	L+ 4.00% (1% Floor)	3/31/2025	$9,848,967	$9,815,640	$9,865,385	—
		Second Lien Senior Secured Loan(2)	L+ 8.00% (1% Floor)	3/30/2026	$5,536,332	$5,485,191	$5,522,491	—
Pearl Intermediate Parent LLC One Gorham Island Suite 300 Westport, CT 06880	Services: Consumer	Second Lien Senior Secured Loan(2)	L+ 6.25% (0% Floor)	2/13/2026	$2,570,811	$2,590,063	$2,567,597	—
PRCC Holdings, Inc. 175 Montrose West Avenue Floor 2 Copley, OH 44321	Chemicals, Plastics & Rubber	Revolver	L+ 4.75% (1% Floor)	2/1/2021	$—	$—	$—	—
PS HoldCo, LLC 1927 1st Avenue North Suite 701 Birmingham, AL 35203	Transportation: Cargo	First Lien Senior Secured Loan(2)(4)	L+ 5.25% (1% Floor)	3/13/2025	$9,376,364	$9,336,761	$9,417,385	—
PT Holdings, LLC Parts Town 1150 N Swift Rd. Addison, IL 60101	Wholesale	First Lien Senior Secured Loan(2)(4)	L+ 4.00% (1% Floor)	12/9/2024	$21,725,966	$21,687,899	$21,766,702	—
Qlik Technologies 150 N. Radnor Chester Road Suite E120 Radnor, PA 19087	High Tech Industries	First Lien Senior Secured Loan(2)(4)	L+ 3.50% (1% Floor)	4/26/2024	$17,782,425	$17,706,277	$17,782,424	—
Quidditch Acquisition, Inc. 9357 Spectrum Center Blvd. San Diego, CA 92123	Hotel, Gaming & Leisure	First Lien Senior Secured Loan(2)(4)	L+ 7.00% (1% Floor)	3/21/2025	$10,943,465	$10,837,675	$11,134,975	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Regan Development Holdings Limited(1) 103 Lower Baggot Street, Dublin 2 Ireland	Construction & Building	First Lien Senior Secured Loan	EURIBOR+ 7.00% (0.5% Floor)	4/18/2022	€2,825,002	$3,077,840	$3,278,132	—
		First Lien Senior Secured Loan	EURIBOR+ 7.00% (0.5% Floor)	4/18/2022	€915,945	$1,040,239	$1,062,863	—
		First Lien Senior Secured Loan	EURIBOR+ 7.00% (0.5% Floor)	4/18/2022	€8,574,506	$9,192,274	$9,949,856	—
Restaurant Technologies, Inc. 2250 Pilot Knob Road Suite 100 Mendota Heights, MN 55120	Beverage, Food & Tobacco	First Lien Senior Secured Loan(2)	P+ 3.75% (1% Floor)	11/23/2022	$5,226,855	$5,188,358	$5,223,588	—
		Second Lien Senior Secured Loan(2)	P+ 7.75% (1% Floor)	11/23/2023	$1,693,548	$1,666,409	$1,685,081	—
Salient CRGT, Inc. 4000 Legato Road Suite 600, Fairfax, VA 22033	Aerospace & Defense	First Lien Senior Secured Loan(2)(4)	L+ 5.75% (1% Floor)	2/28/2022	$10,177,315	$10,256,880	$10,329,974	—
Solaray, LLC 401 S. Wilcox Street Castle Rock, CO 80104	Consumer Goods: Non-Durable	Revolver	L+ 4.50% (1% Floor)	9/9/2022	$425,010	$425,010	$425,010	—
SolarWinds Holdings, Inc. 7171 Southwest Parkway Building 400 Austin, Texas 78735	High Tech Industries	First Lien Senior Secured Loan(2)	L+ 3.00% (0% Floor)	2/5/2024	$14,800,376	$14,885,646	$14,897,496	—
Sovos Compliance, LLC 200 Ballardvale Street 4th Floor Wilmington, MA 01887	Services: Business	First Lien Senior Secured Loan(4)	L+ 6.00% (1% Floor)	3/1/2022	$8,622,578	$8,556,075	$8,536,352	—
		Delayed Draw Term Loan	L+ 6.00% (1% Floor)	3/1/2022	$3,967,742	$3,967,742	$3,919,355	—
		Revolver	L+ 6.00% (1% Floor)	3/1/2022	$—	$(10,833)	$(14,516)	—
Specialty Building Products Holdings, LLC 21060 Satellite Blvd Suite 450 Duluth, GA 30097	Wholesale	First Lien Senior Secured Loan(4)	L+ 5.75% (0% Floor)	4/30/2026	$6,944,043	$6,839,882	$6,979,839	—
Spectre (Carrisbrook House) Limited(1) 6th Floor, 2 Grand Canal Square, Dublin 2 Ireland	Real Estate	First Lien Senior Secured Loan	EURIBOR+ 7.50% (1% Floor)	8/9/2021	€9,300,000	$10,693,059	$10,791,720	—
StandardAero Aviation Holdings, Inc. 6710 N. Scottsdale Rd. Suite 250 Scottsdale, AZ 85253	Aerospace & Defense	First Lien Senior Secured Loan(2)(4)	L+ 3.75% (1% Floor)	7/7/2022	$19,822,009	$19,924,605	$19,963,597	—
Stanton Carpet Corp. 211 Robbins Lane Syosset, NY 11791	Construction & Building	Revolver	L+ 4.00% (1% Floor)	11/21/2022	$—	$—	$—	—
Tacala Investment Corp. 3750 Corporate Woods Drive Vestavia Hills, AL 35242	Hotel, Gaming & Leisure	First Lien Senior Secured Loan(4)	L+ 3.25% (0% Floor)	1/31/2025	$1,512,697	$1,509,193	$1,521,915	—
		Second Lien Senior Secured Loan(2)	L+ 7.00% (0% Floor)	1/30/2026	$4,323,404	$4,304,655	$4,393,660	—
Technimark LLC 180 Commerce Place Asheboro, NC 27203	Containers, Packaging & Glass	First Lien Senior Secured Loan(4)	L+ 3.75% (0% Floor)	8/8/2025	$2,826,456	$2,822,923	$2,835,288	—
TecoStar Holdings, Inc. 4 Embarcadero Center Suite 1900 San Francisco, CA 94111-4191 United States	Healthcare & Pharmaceuticals	Second Lien Senior Secured Loan(2)(4)	L+ 8.50% (1% Floor)	11/1/2024	$9,471,942	$9,260,060	$9,471,942	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
TECT Power Holdings, LLC Two Town Square Boulevard Suite 310 Asheville, NC 28803	Aerospace & Defense	Second Lien Senior Secured Loan(2)	L+ 8.50% (1% Floor)	12/27/2021	$14,757,969	$14,534,773	$14,905,549	—
TEI Holdings Inc. 10850 West Park Place Suite 600 Milwaukee, WI 53224	Services: Business	Revolver	L+ 6.00% (1% Floor)	12/20/2022	$1,133,360	$1,133,360	$1,133,360	—
Terminator Bidco AS(1) Stokkastrandvegen 85 5578 Nedre Vats, Norway	Containers, Packaging & Glass	First Lien Senior Secured Loan(2)	L+ 5.00% (0% Floor)	5/22/2022	$15,100,000	$14,780,468	$14,760,250	—
Tidel Engineering, L.P. 2025 W. Belt Line Rd. #114 Carrollton, TX 75006	Banking	Revolver	L+ 4.25% (1% Floor)	3/1/2023	$—	$—	$—	—
Travel Leaders Group, LLC 119 W 40th Street 12th Floor New York, NY 10018	Services: Consumer	First Lien Senior Secured Loan(4)	L+ 4.00% (0% Floor)	1/25/2024	$529,294	$527,971	$536,241	—
Trident LS Merger Sub Corp 1 Pre-Paid Way Ada, OK 74820	Services: Consumer	First Lien Senior Secured Loan(4)	L+ 3.25% (0% Floor)	5/1/2025	$4,231,296	$4,218,649	$4,262,370	—
		Second Lien Senior Secured Loan(4)	L+ 7.50% (0% Floor)	5/1/2026	$2,246,470	$2,224,926	$2,268,935	—
U.S. Anesthesia Partners, Inc. 450 East Las Olas Boulevard Suite 850 Ft. Lauderdale, FL 33301	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(4)	L+ 3.00% (1% Floor)	6/24/2024	$1,172,458	$1,168,492	$1,180,702	—
		Second Lien Senior Secured Loan(2)(4)	L+ 7.25% (1% Floor)	6/23/2025	$16,520,000	$16,303,982	$16,520,000	—
Valet Waste Holdings, Inc. 787 Seventh Avenue 49th Floor New York, NY 10019	Services: Business	First Lien Senior Secured Loan	L+ 4.00% (0% Floor)	9/27/2025	$27,583,423	$27,514,465	$27,721,340	—
Velvet Acquisition B.V.(1) Herculesplein 104, 3584 AA Utrecht, Netherlands	Capital Equipment	Second Lien Senior Secured Loan(2)	EURIBOR+ 8.00% (0% Floor)	4/17/2026	€6,013,072	$7,306,339	$7,047,344	—
VPARK BIDCO AB(1) c/o Vitruvian Partners Strandvägen 7A, Stockholm 114 56 Sweden	High Tech Industries	First Lien Senior Secured Loan(2)	CIBOR+ 5.00% (0.75% Floor)	3/8/2025	DKK 56,999,385	$9,126,347	$8,870,395	—
		First Lien Senior Secured Loan(2)	NIBOR+ 5.00% (0.75% Floor)	3/8/2025	NOK 74,019,870	$9,178,545	$9,077,515	—
Wilsonart LLC 13413 Galleria Circle Suite 200 Austin, TX 78738	Capital Equipment	First Lien Senior Secured Loan(4)	L+ 3.25% (1% Floor)	12/19/2023	$5,432,487	$5,485,009	$5,461,589	—
Winchester Electronics Corporation 199 Park Road Extension Suite 104 Middlebury, CT 06762	Capital Equipment	Revolver	L+ 5.00% (0% Floor)	6/30/2021	$—	$—	$—	—
Wink Holdco, Inc. 939 Elkridge Landing Road Linthicum, MD 21090	Insurance	First Lien Senior Secured Loan(4)	L+ 3.00% (1% Floor)	12/2/2024	$2,606,076	$2,601,467	$2,602,006	—
		Second Lien Senior Secured Loan(2)	L+ 6.75% (1% Floor)	12/1/2025	$10,587,543	$10,600,756	$10,587,543	—
WP CPP Holdings, LLC 1621 Euclid Ave. Suite 1850 Cleveland, Ohio 44115	Aerospace & Defense	First Lien Senior Secured Loan(2)(4)	L+ 3.75% (1% Floor)	4/30/2025	$4,726,842	$4,715,025	$4,763,277	—
		Second Lien Senior Secured Loan(2)(4)	L+ 7.75% (1% Floor)	4/30/2026	$11,723,622	$11,608,507	$11,757,820	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost	Fair Value	Percentage of Class Held
Zywave, Inc. 10100 W. Innovation Drive Suite 300 Milwaukee WI 53336	High Tech Industries	First Lien Senior Secured Loan(2)(4)	L+ 5.00% (1% Floor)	11/17/2022	$17,582,974	$17,493,987	$17,582,974	—
		Revolver	L+ 5.00% (1% Floor)	11/17/2022	$95,934	$82,704	$95,934	—

Total Equity and Debt Investments						$1,085,446,077	$1,092,810,243

Investment Vehicles
Antares Bain Capital Complete Financing Solution LLC(1) 200 Clarendon Street Boston, MA 02116 United States	Investment Vehicle	Investment Vehicles			256,316,439	$256,316,439	$258,632,338	—

Total Investment Vehicles						$256,316,439	$258,632,338

Total Investments						$1,341,762,516	$1,351,442,581

(1)
The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(2)
Assets are pledged as collateral for the BCSF Revolving Credit Facility.

(3)
The Company generally earns a higher interest rate on the "last out" tranche of debt, to the extent the debt has been allocated to "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(4)
Assets or a portion thereof are pledged as collateral for the 2018-1 Issuer.

DETERMINATION OF NET ASSET VALUE

        In accordance with the procedures adopted by our Board, the NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

        We conduct the valuation of our assets, pursuant to which our NAV shall be determined, at all times consistent with U.S. GAAP and the 1940 Act. We apply ASC 820, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. We determine the fair value of investments consistent with our valuation policy. We disclose the fair value of our investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

        A financial instrument's level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.

        Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. We evaluate the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), we consider various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered include the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment.

        The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

        Investments for which market quotations are readily available are typically valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments that we hold are valued on the basis of prices provided by principal market makers. Generally investments marked in this manner are marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value, subject at all times to the oversight and approval of our Board, based on, among other things, the input of our Advisor, our Audit Committee and one or more independent valuation firms engaged by our Board.

        With respect to unquoted securities, we value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        Our Board retains one or more independent valuation firms to review the valuation of each of our portfolio investments constituting a material portion of our portfolio for which market quotations are not available at least once during each 12-month period. However, our Board may exclude from such independent review de minimis investments of less than 1.0% of our total assets (up to an aggregate of 10% of our total assets).

        With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Advisor responsible for the portfolio investment or by an independent valuation firm;

  •
  Preliminary valuation conclusions are then documented and discussed with our senior management and our Advisor;

  •
  Our Audit Committee reviews the valuations presented and recommends values for each of the investments to our Board;

  •
  At least once annually, the valuation for each portfolio investment constituting a material portion of our portfolio will be reviewed by an independent valuation firm; and

  •
  Our Board discusses valuations and determines the fair value of each investment in our portfolio in good faith based upon the input of our Advisor, independent valuation firms, where applicable, and our Audit Committee.

        In following this approach, the types of factors that are taken into account in the fair value pricing of investments include, as relevant, but are not limited to: comparison to publicly traded securities, including factors such as yield, maturity and measures of credit quality; the enterprise value of a portfolio company; the nature and realizable value of any collateral; the portfolio company's ability to make payments and its earnings and discounted cash flows; and the markets in which the portfolio company does business. In cases where an independent valuation firm provides fair valuations for investments, the independent valuation firm provides a fair valuation report, a description of the methodology used to determine the fair value and their analysis and calculations to support their conclusion. We currently conduct this valuation process on a quarterly basis.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

 DESCRIPTION OF CAPITAL STOCK

        The following description of our capital stock is based on relevant portions of the DGCL and on our Certificate of Incorporation and Bylaws. We refer you to our Certificate of Incorporation and Bylaws, forms of which are incorporated by reference to the exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Capital Stock

General

        Under the terms of our Certificate of Incorporation, our authorized stock consists solely of 100,000,000,000 shares of common stock, par value $0.001 per share, and 10,000,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations. Unless our Board determines otherwise, we will issue all shares of our capital stock in uncertificated form.

        The following are our outstanding classes of securities as of September 30, 2018:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000,000	—	43,821,596
Preferred Stock	10,000,000,000	—	—

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, are duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by the Certificate of Incorporation, federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any outstanding preferred stock to elect certain directors, as described below, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of our directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which, subject to the rights of holders of any outstanding preferred stock to elect certain directors as described below, means that holders of a majority of the outstanding shares of our common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

        Our Certificate of Incorporation provides that shares of our common stock issued prior to this offering may not be transferred without our prior written consent until a date to be established by us, which may be up to 180 days after the completion of this offering.

Preferred Stock

        Our Certificate of Incorporation authorizes our Board to create and issue one or more series of preferred stock to the extent permitted by the 1940 Act. Prior to the issuance of shares of each class or series of preferred stock, our Board will be required by Delaware law and by our Certificate of Incorporation to set the voting powers, full or limited, and the designations, preferences and relative, participation, optional or other special rights, and the qualifications, limitations or restrictions thereof, for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Stockholders should note, however, that any issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets (or 66 2/3% if certain disclosure and approval requirements are met) after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently intend to issue preferred stock during the next 12 months. The issuance of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect our common stock by making an investment in the common stock less attractive.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        The indemnification of our officers and directors is governed by Section 145 of the DGCL, our Certificate of Incorporation and Bylaws. Section 145(a) of the DGCL empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe such person's conduct was unlawful.

        Section 145(b) of the DGCL empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of such corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

        Section 145 of the DGCL further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. Section 145 of the DGCL also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Section 145 of the DGCL also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

        Our Certificate of Incorporation requires us to indemnify to the full extent permitted by Section 145 of the DGCL all persons whom we may indemnify under that section. Our Certificate of Incorporation also provides that expenses incurred by our officers or directors in defending any action, suit or proceeding for which they may be entitled to indemnification under our Certificate of Incorporation shall be paid in advance of the final disposition of such action, suit or proceeding.

        Our Certificate of Incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. Section 102(b)(7) of the DGCL provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director's duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

        Our Bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL.

        As a BDC, we are not permitted to, and will not indemnify our Advisor, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Delaware Anti-takeover Law

        The DGCL contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

        We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

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  prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

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  at or subsequent to such time, the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

        Section 203 of the DGCL defines "business combination" to include the following:

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  any merger or consolidation involving the corporation and the interested stockholder;

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  any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

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  subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

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  any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

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  the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

        In general, Section 203 of the DGCL defines an "interested stockholder" as any entity or person beneficially owning 15% or more of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

        The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Classified Board of Directors

        Our Certificate of Incorporation provides that our Board, subject to any rights of holders of one or more series of preferred stock to elect additional preferred directors, is divided into three classes of directors, as nearly equal in number as possible, serving staggered three-year terms. The current terms of the first, second and third classes will expire at each annual meeting of our stockholders and, in each case, those directors will serve until their successors are duly elected and qualify or until his or her resignation, removal from office, death or incapacity. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

        Our Bylaws provide that, unless otherwise provided in our Certificate of Incorporation, the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote at such meeting is required to elect a director. Under our Certificate of Incorporation, our Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

        Our Certificate of Incorporation provides that the number of directors is set only by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our Certificate of Incorporation does not), directors on a classified board such as our Board may be removed only for cause. Under our Certificate of Incorporation and Bylaws, subject to the applicable requirements of the 1940 Act and the rights of holders of one or more series of preferred stock, any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our remaining directors then in office, even if our remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by Stockholders

        Our Certificate of Incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This provision, combined with the requirements by our Certificate of Incorporation regarding the calling of an annual meeting or special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of our Board, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. Nominations of persons for election to our Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that our Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

        Our Certificate of Incorporation provides that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. Our Certificate of Incorporation also provides that, except as otherwise required by law, special meetings of the stockholders can only be called by the Chairman of our Board, the Chief Executive Officer or our Board. In addition, our Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to our Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder's intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Conflict with 1940 Act

        Our Bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our Certificate of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

        Our Certificate of Incorporation provides that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee to us or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, our Certificate of Incorporation or Bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder's address as it appears on our records, with postage thereon prepaid.

 SHARES ELIGIBLE FOR FUTURE SALE

        Upon completion of this offering, 51,482,137 shares of our common stock will be outstanding, assuming no exercise of the underwriters' option to purchase additional shares. The 7,500,000 shares of common stock sold in the offering (assuming no exercise of the underwriters' option to purchase additional shares) will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The 43,982,137 shares of our common stock that were issued prior to the completion of this offering will be "restricted securities" under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

        In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by a holder that is an affiliate within any three-month period cannot exceed the greater of:

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  1% of the total number of securities then outstanding; or

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  the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

        Sales under Rule 144 by our affiliates also are subject to certain manner of sale limitations, notice requirements and the availability of current public information about us. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. Immediately upon the expiration of both lock-up periods described below, an aggregate of shares of common stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144.

        Stockholders that purchased our shares of common stock prior to this offering are not permitted to transfer their shares without our and our Advisor's prior written consent until such date that is 180 days after the completion of this offering.

        Additionally, we, our Advisor, our executive officers and directors and certain of our stockholders have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock, for 180 days after the date of this prospectus without first providing notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC and obtaining the written consent of any two of the three foregoing, subject to certain exceptions. See "Underwriting—No Sales of Similar Securities."

DIVIDEND REINVESTMENT PLAN

        We have adopted a DRIP that, concurrent with the listing of our shares on the New York Stock Exchange, will become an "opt out" DRIP. As a result, if our Board declares a cash distribution, then our stockholders who acquire shares of our common stock after our listing and have not elected to "opt out" of our DRIP will have their cash distributions automatically reinvested in additional shares of our common stock as described below. Any stockholders who held shares of our common stock prior to our listing had to opt in to the DRIP.

        No action would be required on the part of a registered stockholder who acquired shares of our common stock after our listing on the New York Stock Exchange to have his or her cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for each stockholder to acquire shares in non-certificated form through the plan if such stockholders have not elected to receive their distributions in cash. Those stockholders who hold shares through a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

        With respect to each distribution, our Board reserves the right, subject to the provisions of the 1940 Act, to either issue new shares of common stock or to make open market purchases of its shares for the accounts of participants. Following our listing on the New York Stock Exchange, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of common stock at the close of regular trading on the New York Stock Exchange on the date of such distribution subject to the adjustments described below. The market price per share of common stock on a particular date shall be the closing price for such shares on the New York Stock Exchange on such date or, if no sale is reported for such date, at the average of their reported bid and asked prices. However, if the market price per share exceeds the most recently computed NAV per share, we will issue shares at the greater of (i) the most recently computed NAV per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed NAV per share).

        There will be no brokerage or other charges to stockholders who participate in the plan. The DRIP administrator's fees under the plan will be paid by us. Participants may terminate their accounts under the plan by notifying the plan administrator in writing. Such termination will be effective immediately if received by the plan administrator at least three days prior to any distribution date; otherwise such termination or resumption will be effective with respect to subsequent distributions. Following this offering, if a participant elects to sell part or all of his, her or its shares held by the plan administrator and have the proceeds remitted to the participant, such request must first be submitted to the participant's broker, who will coordinate with the plan administrator and is authorized to deduct a per-share brokerage commission from the sale proceeds.

        Stockholders who receive distributions in the form of shares are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder's cash dividends would be reinvested in shares, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends. A stockholder's basis for determining gain or loss upon the sale of shares received in a distribution from us will generally be equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case the stockholder's basis in the new shares will generally be equal to its fair market value. Any shares received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which such shares are credited to the U.S. holder's account.

        The DRIP may be amended or terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. Upon any termination, the plan administrator will cause the shares of common stock held for a participant under the plan to be delivered to the participant.

        Additional information concerning the DRIP may be obtained from the plan administrator, U.S. Bank Global Fund Services, by mail at 615 E. Michigan St., Milwaukee, WI 53202 or by phone at (855) 862-6092. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the DRIP to their broker or nominee.

 MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pass-through entities (including S-corporations) pension plans and trusts, financial institutions, real estate investment trusts ("REITs"), RICs, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar and financial institutions. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS"), regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we were to invest in tax-exempt securities or certain other investment assets.

        For purposes of this discussion, a "U.S. stockholder" is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

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  a citizen or individual resident of the United States;

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  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

        A "non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

        We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, dividends of an amount at least equal to 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid (the "Annual Distribution Requirement"). Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our stockholders in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of our realized capital gains over our realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax (the "Excise Tax Avoidance Requirement").

Taxation as a RIC

        If we:

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  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we timely distribute (or are deemed to timely distribute) to stockholders. As a RIC, we will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed or are deemed distributed as dividends to our stockholders.

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

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  qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in "qualified publicly traded partnerships" (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (collectively, the "Diversification Tests").

        We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. For the purpose of determining whether the Company satisfies the 90% Income Test and the Diversification Tests described above, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement described above, the Company's proper proportion of any investment in the securities of that issuer that are held by a member of our "controlled group" must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.

        In addition, as a RIC we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet U.S. federal excise tax distribution requirements will not cause us to lose our RIC status. Although we currently intend to make sufficient distributions each taxable year to satisfy the U.S. federal excise tax requirements, under certain circumstances, we may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We may then be required to pay a 4% excise tax on such income or capital gains.

        A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Any underwriting fees paid to us are not deductible. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount. Furthermore, a portfolio company in which we hold equity or debt instruments may face financial difficulty that requires us to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause us to incur unusable or nondeductible losses or recognize future non-cash taxable income.

        Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections that are intended to maintain our status as a RIC and avoid a fund-level tax.

        Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Qualifying Assets—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        Some of the income and fees that we may recognize, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

        If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates (and any applicable U.S. state and local taxes). The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

        Should failure occur, not only would all our taxable income be subject to tax at regular corporate rates (as well as any applicable U.S. state and local taxes), we would not be able to deduct dividend distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends and non-corporate stockholders would generally be able to treat such dividends as "qualified dividend income," which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

        Although we expect to operate in a manner so as to qualify continuously as a RIC, we or our investment adviser may decide in the future that we should be taxed as a C corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interest.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Our Investments—General

        Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without receipt of a corresponding cash payment, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

        Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

        A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses or future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Requirements.

        Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

        If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to our stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, or a QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC" above.

        Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        Some of the income that we might otherwise realize directly, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be established and used to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

        The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

        The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to "—Taxation of Non-U.S. Stockholders" below.

Distributions

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual stockholder's income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate stockholders as well as will not be eligible for the corporate dividends received deduction. Subject to any future regulatory guidance to the contrary, distributions we make to stockholders will ostensibly not be eligible for the 20% pass through deduction under Section 199A of the Code.

        Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual stockholder's income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. A stockholder's basis for determining gain or loss upon the sale of shares received in a distribution from us will generally be equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case the stockholder's basis in the new shares will generally be equal to its fair market value.

        Although we currently intend to distribute any net capital gains at least annually, we may in the future decide to retain some or all of our net capital gains but report the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their pro rata share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their pro rata allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for their shares. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, we may, under certain circumstances, elect to treat a dividend that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

        If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

        Until and unless we are treated as a "publicly offered regulated investment company" (within the meaning of Section 67 of the Code) as a result of either (1) shares of our common stock and our preferred stock collectively being held by at least 500 persons at all times during a taxable year, (2) shares of our common stock being treated as regularly traded on an established securities market for any taxable year, or (3) shares of our common stock are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act), for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (1) our earnings will be computed without taking into account such U.S. stockholders' allocable shares of the management and incentive fees paid to our Advisor and certain of our other expenses, (2) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder's allocable share of these fees and expenses for such taxable year, (3) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder's allocable share of these fees and expenses for the calendar year and (4) each such U.S. stockholder's allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder's miscellaneous itemized deductions exceeds 2% of such U.S. stockholder's adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Dispositions

        A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares of our common stock for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock or substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, non-corporate U.S. stockholders (including individuals) currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. These rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the Internal Revenue Service and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax on Net Investment Income

        A U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder's "net investment income" for a taxable year and (ii) the excess of the U.S. stockholder's modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" will generally include taxable distributions and deemed distributions paid with respect to stock, including our common stock, and net gain attributable to the disposition of stock, including our common stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Tax Shelter Reporting Regulations

        Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

Backup Withholding

        Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

        If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

        The following discussion applies only to non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder's particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences to such non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisers before investing in our common stock.

Distributions; Dispositions

        Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in shares of our common stock.

        Subject to the discussion below, distributions of our "investment company taxable income" to non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Non-U.S. source interest income is not eligible for exemption from U.S. federal withholding tax, and distributions of non-U.S. source income will be subject to the 30% U.S. withholding tax unless reduced by an applicable tax treaty.

        Certain properly reported dividends received by a non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our "qualified net interest income" (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our "qualified short-term capital gains" (generally, the excess of our net short-term capital gain over our long-term capital loss for a tax year) as well as if certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if we report a payment as an interest-related dividend or short-term capital gain dividend. Moreover, depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

        Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of shares of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or, in the case of an individual non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

        If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty).

        A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Foreign Financial Accounts

        Under the Code and Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of the dividends on our common stock and, after December 31, 2018, 30% of the gross proceeds from a sale of our common stock to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or is subject to an applicable "intergovernmental agreement" or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

        Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in shares of our common stock.

Tax Shelter Reporting Regulations

        If a stockholder recognizes a loss with respect to its shares of common stock in excess of certain prescribed thresholds (generally, $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN US, INCLUDING THE STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF OUR COMMON STOCK.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

        Our assets are held by U.S. Bank pursuant to a custody agreement. The principal business address of U.S. Bank is 777 E. Wisconsin Ave., Milwaukee, WI 53202.

        U.S. Bank Global Fund Services serves as our transfer agent and dividend disbursing agent. The principal business address of U.S. Bank Global Fund Services is 615 E. Michigan St., Milwaukee, WI 53202.

 PORTFOLIO TRANSACTIONS AND BROKERAGE

        Since we will generally acquire and dispose of investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, our Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While our Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker based partly upon brokerage or research services provided to us, our Advisor and any other accounts. Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

        The Investment Advisory Agreement permits our Advisor, subject to review by our Board from time to time, to purchase and sell portfolio securities to and from brokers who provide our Advisor with access to supplemental investment and market research and security and economic analyses. Such brokers may execute brokerage transactions at a higher cost to us than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Brokerage and research services furnished by firms through which we effect our securities transactions may be used by our Advisor in servicing other clients and not all of these services may be used by our Advisor in connection with the client generating the brokerage credits. The fees received under the Investment Advisory Agreement are not reduced by reason of our Advisor receiving such brokerage and research services.

        We expect that our portfolio transactions will be generally effected at a net price without a broker's commission (i.e., a dealer is dealing with us as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. The Investment Advisory Agreement provides that our Advisor, on occasions when it deems the purchase or sale of a security to be in the best interests of us as well as other customers, to aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased for us with those to be sold or purchased for other customers in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, will be made by our Advisor in the manner it considers to be equitable. In some instances, this procedure may adversely affect the size and price of the position obtainable for us. We have paid no brokerage commissions during the last three fiscal years.

 UNDERWRITING

        Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, our Advisor and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,556,250
Morgan Stanley & Co. LLC	1,556,250
Goldman Sachs & Co. LLC	1,237,500
Citigroup Global Markets Inc.	900,000
Credit Suisse Securities (USA) LLC	675,000
Wells Fargo Securities, LLC	675,000
Keefe, Bruyette & Woods, Inc.	525,000
Janney Montgomery Scott LLC	150,000
JMP Securities LLC	150,000
Academy Securities, Inc.	75,000

Total	7,500,000

        Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

        We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

        The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

        Pursuant to the underwriting agreement in connection with this offering, our Advisor has agreed to pay 50% of the sales load.

Commissions and Discounts

        The representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price set forth on the cover of this prospectus and to dealers at that price less a concession not in excess of $0.729 per share. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

        The following table shows the public offering price, underwriting discount and commissions and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional shares.

	Per Share	Without Option	With Option
Public offering price	$20.25	$151,875,000	$174,656,250
Underwriting discount and commissions(1)	$0.6075	$4,556,250	$5,239,688
Proceeds, before expenses, to Bain Capital Specialty Finance, Inc.	$19.6425	$147,318,750	$169,416,562

(1)
Our Advisor has agreed to pay to the underwriters another approximately $4.56 million, or $0.6075 per share (or approximately $5.24 million, or $0.6075 per share, if the option to purchase additional shares is fully exercised) of the sales load in connection with this offering, which is not reflected in the table above.

        The expenses of the offering, not including the underwriting discount, but including up to $20,000 in reimbursement of certain underwriters' counsel fees in connection with the review of the terms of this offering by the Financial Industry Regulatory Authority, Inc., are estimated at approximately $3.75 million, approximately $1.875 million of which are payable by us. Our Advisor has agreed to pay 50% of the total offering expenses in connection with this offering. We are not obligated to repay the expenses paid by our Advisor. The underwriters have agreed to reimburse us for certain expenses incurred by us in connection with this offering.

Option to Purchase Additional Shares

        We have granted an option to the underwriters, exercisable for 30 days after the date of this prospectus, to purchase up to additional shares at the public offering price, less the underwriting discount. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

No Sales of Similar Securities

        We, our Advisor, our executive officers and directors and certain of our stockholders, have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock, for 180 days after the date of this prospectus without first providing notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC and obtaining the written consent of any two of the three foregoing. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly:

  •
  offer, pledge, sell or contract to sell any common stock,

  •
  sell any option or contract to purchase any common stock,

  •
  purchase any option or contract to sell any common stock,

  •
  grant any option, right or warrant for the sale of any common stock,

  •
  lend or otherwise dispose of or transfer any common stock,

  •
  request or demand that we file a registration statement related to the common stock, or

  •
  enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

        This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

Listing

        Our common stock has been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "BCSF."

Determination of the Initial Public Offering Price

        Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations between us and the representatives of the underwriters. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

  •
  the information included in this prospectus and otherwise available to the representatives,

  •
  the valuation multiples of publicly traded companies that the representatives believe to be comparable to us,

  •
  our financial information,

  •
  the history of, and the prospects for, our company and the industry in which we compete,

  •
  an assessment of our management, its past and present operations, and the prospects for, and timing of, our future revenues,

  •
  the present state of our development,

  •
  the general condition of the securities markets at the time of the offering,

  •
  the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours, and

  •
  other factors deemed relevant by us and the representatives.

        An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

        The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

        Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representatives may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

        In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option granted to them. "Naked" short sales are sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares of common stock made by the underwriters in the open market prior to the completion of this offering.

        The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

        Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on the New York Stock Exchange, in the over-the-counter market or otherwise.

        Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

        In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail.

Other Relationships

        Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking, financial transactions or other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies including certain affiliates of the underwriters having acted as agent in connection with certain of our historical private placement transactions, and as lenders to us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

        In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

        An affiliate of Goldman Sachs & Co. LLC, one of our underwriters, is our lender under the BCSF Revolving Credit Facility. Accordingly, if we use proceeds to repay our outstanding debt under the BCSF Revolving Credit Facility, it is expected that affiliates of Goldman Sachs & Co. LLC will receive some of the net proceeds of the offering. The amount of money that affiliates of Goldman Sachs & Co. LLC will receive out of the net proceeds from the offering will depend on the amount of net proceeds we raise in this offering and how we decide to allocate the proceeds from this offering between our two Revolving Credit Facilities. Based upon the amounts outstanding under the SMBC Revolving Credit Facility as of September 30, 2018, and assuming we repay all amounts under that facility with the net offering proceeds and use all remaining proceeds to repay the BCSF Revolving Credit Facility, we would expect to repay up to $61.8 million under the BCSF Revolving Credit Facility based on an offering at the mid-point of the price range of the front cover of this prospectus.

        An affiliate of Goldman Sachs & Co. LLC is acting as plan administrator of the 10b5-1 Plan, under which it will repurchase up to $20 million in the aggregate of common stock during the period ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of the offering.

Notice to Prospective Investors in the Dubai International Financial Centre

        This document relates to a company which is not subject to any form of regulation or approval by the Dubai Financial Services Authority ("DFSA").

        The DFSA has not approved this document nor has any responsibility for reviewing or verifying any document or other documents in connection with this company. Accordingly, the DFSA has not approved this document or any other associated documents nor taken any steps to verify the information set out in this document, and has no responsibility for it.

        The shares of common stock have not been offered and will not be offered to any persons in the Dubai International Financial Centre except on that basis that an offer is:

          (i)  an "Exempt Offer" in accordance with the Markets Rules (MKT) module of the DFSA; and

         (ii)  made only to persons who meet the Professional Client criteria set out in Rule 2.3.2 of the DFSA Conduct of Business Module.

        This document must not, therefore, be delivered to, or relied on by, any other type of person. The company to which this document relates may be illiquid and/or subject to restrictions on its resale. Prospective purchasers should conduct their own due diligence on the company.

        The DFSA has not taken steps to verify the information set out in this document, and has no responsibility for it. If you do not understand the contents of this document you should consult an authorized financial adviser.

Notice to Prospective Investors in Australia

        No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission, in relation to the offering. This prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the "Corporations Act"), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

        Any offer in Australia of the shares may only be made to persons, or the Exempt Investors, who are "sophisticated investors" (within the meaning of section 708(8) of the Corporations Act), "professional investors" (within the meaning of section 708(11) of the Corporations Act), or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the shares without disclosure to investors under Chapter 6D of the Corporations Act.

        The shares applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of twelve months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring shares must observe such Australian on-sale restrictions.

        This prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in Hong Kong

        The securities have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to "professional investors" as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a "prospectus" as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the securities has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to securities which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

Principal Business Address

        The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of Goldman Sachs & Co. LLC is 200 West Street, New York, New York 102882. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Credit Suisse Securities (USA) LLC is Eleven Madison Avenue, New York, New York 10010. The principal business address of Keefe, Bruyette & Woods, Inc. is 787 7th Avenue, 4th Floor, New York, New York 10019. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202.

 LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Dechert LLP, New York, NY and Proskauer Rose LLP, Los Angeles, CA. In addition, Dechert LLP and Proskauer Rose LLP have, from time to time, represented Bain Capital Credit and our Advisor on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Ropes & Gray LLP, New York, NY. Dechert LLP and Proskauer Rose LLP have, from time to time, advised the underwriters and their affiliates on certain matters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP located at 101 Seaport Boulevard, Suite 500, Boston, MA 02210, is our independent registered public accounting. PricewaterhouseCoopers LLP audits our financial statements and provides audit related services and tax services.

        The financial statements as of December 31, 2017 and December 31, 2016 and for each of the years in the periods ended December 31, 2017 and December 31, 2016 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to shares of our common stock offered by this prospectus. The registration statement contains additional information about us and shares of our common stock being offered by this prospectus.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330. We maintain a website at http://www.baincapitalbdc.com, and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: c/o BCSF Advisors, LP, 200 Clarendon Street, 37th Floor, Boston, MA 02116, Attention: Investor Relations, or by telephone (collect) at (617) 516-2350. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

BAIN CAPITAL SPECIALTY FINANCE, INC.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

PAGE
Interim Unaudited Financial Statements
Consolidated Statements of Assets and Liabilities as of September 30, 2018 (unaudited) and December 31, 2017	F-2
Consolidated Statements of Operations for the three and nine months ended September 30, 2018 and September 30, 2017 (unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the nine months ended September 30, 2018 and September 30, 2017 (unaudited)	F-4
Consolidated Statements of Cash Flows for the nine months ended September 30, 2018 and September 30, 2017 (unaudited)	F-5
Consolidated Schedules of Investments as of September 30, 2018 (unaudited) and December 31, 2017	F-6
Notes to Consolidated Financial Statements (unaudited)	F-21
Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-72
Consolidated Statements of Assets and Liabilities as of December 31, 2017 and December 31, 2016	F-73
Consolidated Statements of Operations for the years ended December 31, 2017 and December 31, 2016 and for the period from October 5, 2015 (Inception) to December 31, 2015	F-74
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2017 and December 31, 2016 and for the period from October 5, 2015 (Inception) to December 31, 2015	F-75
Consolidated Statements of Cash Flows for the years ended December 31, 2017 and December 31, 2016 and for the period from October 5, 2015 (Inception) to December 31, 2015	F-76
Consolidated Schedule of Investments as of December 31, 2017	F-77
Schedule of Investments as of December 31, 2016	F-84
Notes to Consolidated Financial Statements	F-86

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Assets and Liabilities

	As of September 30, 2018	As of December 31, 2017
	(Unaudited)
Assets
Investments at fair value:
Non-controlled/non-affiliate investments (amortized cost of $1,068,707,548 and $633,645,701, respectively)	$1,075,932,730	$643,067,956
Controlled affiliate investments (amortized cost of $273,054,968 and $187,617,223, respectively)	275,509,851	188,510,115
Cash and cash equivalents	151,069,731	139,506,289
Foreign cash (cost of $1,684,252 and $1,383,845, respectively)	1,666,238	1,411,855
Restricted Cash	37,735,920	—
Collateral on forward currency exchange contracts	824,191	4,421,968
Deferred offering costs	1,085,000	—
Deferred financing costs	4,736,156	5,808,726
Interest receivable on investments	4,482,186	2,888,847
Prepaid insurance	3,033	137,785
Receivable for sales and paydowns of investments	37,347	2,497,769
Distribution receivable	61,101	—
Unrealized appreciation on forward currency exchange contracts	5,618,287	—
Dividend receivable	6,084,313	—

Total Assets	$1,564,846,084	$988,251,310

Liabilities
Revolving credit facilities	$233,639,250	$451,000,000
2018-1 Notes (net of unamortized debt issuance costs of $2,084,044 and $0, respectively)	363,615,956	—
Deferred offering costs payable	1,085,000	—
Interest payable	598,802	815,402
Payable for investments purchased	56,273,526	14,814,984
Unrealized depreciation on forward currency exchange contracts	—	3,504,814
Base management fee payable	2,319,541	1,244,033
Incentive fee payable	2,930,760	1,017,919
Accounts payable and accrued expenses	2,455,164	1,143,946
Excise tax payable	—	4,882
Distributions payable	17,966,855	7,742,502

Total Liabilities	680,884,854	481,288,482

Commitments and Contingencies (See Note 10)
Net Assets
Preferred stock, $0.001 par value per share, 10,000,000,000 shares authorized, none issued and outstanding as of September 30, 2018 and December 31, 2017, respectively	$—	$—
Common stock, par value $0.001 per share, 100,000,000,000 and 100,000,000,000 shares authorized, 43,821,596 and 24,975,812 shares issued and outstanding as of September 30, 2018 and December 31, 2017, respectively	43,822	24,976
Paid in capital in excess of par value	886,056,633	503,533,321
Accumulated undistributed net investment income	(9,374,536)	(3,469,772)
Accumulated undistributed net realized gain (loss)	(8,048,573)	35,676
Net unrealized appreciation	15,283,884	6,838,627

Total Net Assets	883,961,230	506,962,828

Total Liabilities and Total Net assets	$1,564,846,084	$988,251,310

Net asset value per share	$20.17	$20.30

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Operations

(Unaudited)

	For the Three Months Ended September 30, 2018	For the Three Months Ended September 30, 2017	For the Nine Months Ended September 30, 2018	For the Nine Months Ended September 30, 2017
Income
Investment income from non-controlled/non-affiliate investments:
Interest from investments	$20,270,439	$7,793,040	$48,706,718	$14,467,794
Other income	91,436	—	299,641	88,988

Total investment income from non-controlled/non-affiliate investments	20,361,875	7,793,040	49,006,359	14,556,782
Investment income from controlled affiliate investments:
Interest from investments	96,271	24,060	194,898	31,906
Dividend income	6,204,262	—	16,345,224	—

Total investment income from controlled affiliate investments	6,300,533	24,060	16,540,122	31,906

Total investment income	26,662,408	7,817,100	65,546,481	14,588,688

Expenses
Interest and debt financing expenses	$6,523,738	$223,945	$16,137,857	$621,853
Amortization of deferred offering costs	—	106,152	—	314,995
Base management fee	2,319,541	856,260	5,821,384	1,704,975
Incentive fee	3,241,992	240,003	6,157,643	449,824
Professional fees	899,756	506,756	1,739,723	1,406,462
Directors fees	67,776	68,250	202,937	204,312
Other general and administrative expenses	329,917	213,822	954,327	500,313

Total expenses before fee waivers	13,382,720	2,215,188	31,013,871	5,202,734
Incentive fee waiver	(619,563)	—	(1,623,761)	—

Total expenses, net of fee waivers	12,763,157	2,215,188	29,390,110	5,202,734

Net investment income before taxes	13,899,251	5,601,912	36,156,371	9,385,954

Excise tax expense	—	—	309	—

Net investment income after taxes	13,899,251	5,601,912	36,156,062	9,385,954

Net realized and unrealized gains (losses)
Net realized gain (loss) on non-controlled/non-affiliate investments	(3,174,983)	48,735	(5,020,860)	81,336
Net realized gain (loss) on foreign currency transactions	(102,909)	(583,149)	(367,422)	(2,104)
Net realized gain (loss) on forward currency exchange contracts	177,172	—	(2,695,967)	(220,006)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(17,216)	448,252	(42,762)	9,170
Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	1,529,008	(1,234,706)	9,123,101	(2,643,944)
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliate investments	7,123,429	2,920,895	(2,197,073)	5,774,373
Net change in unrealized appreciation (depreciation) on controlled affiliate investments	(442,900)	—	1,561,991	—

Total net gains	5,091,601	1,600,027	361,008	2,998,825

Net increase in net assets resulting from operations	$18,990,852	$7,201,939	$36,517,070	$12,384,779

Per Common Share Data
Basic and diluted net investment income per common share	$0.33	$0.22	$1.02	$0.53
Basic and diluted increase in net assets resulting from operations per common share	$0.46	$0.29	$1.03	$0.70
Basic and diluted weighted average common shares outstanding	41,733,013	24,921,589	35,461,497	17,725,983

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Changes in Net Assets

(Unaudited)

	For the Nine Months Ended September 30, 2018	For the Nine Months Ended September 30, 2017
Operations:
Net investment income	$36,156,062	$9,385,954
Net realized loss	(8,084,249)	(140,774)
Net change in unrealized appreciation	8,445,257	3,139,599

Net increase in net assets resulting from operations	36,517,070	12,384,779

Stockholder distributions:
Distributions from net investment income	(42,060,826)	(9,149,711)

Net decrease in net assets resulting from stockholder distributions	(42,060,826)	(9,149,711)

Capital share transactions:
Issuance of common stock	376,948,118	392,735,221
Reinvestment of stockholder distributions	5,594,040	581,699

Net increase in net assets resulting from capital share transactions	382,542,158	393,316,920

Total increase in net assets	376,998,402	396,551,988
Net assets at beginning of period	506,962,828	110,344,258

Net assets at end of period	$883,961,230	$506,896,246

Net asset value per common share	$20.17	$20.33

Common stock outstanding at end of period	43,821,596	24,931,842

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Cash Flows

(Unaudited)

	For the Nine Months Ended September 30, 2018	For the Nine Months Ended September 30, 2017
Cash flows from operating activities
Net increase in net assets resulting from operations	$36,517,070	$12,384,779
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(675,406,574)	(390,313,756)
Proceeds from principal payments and sales of investments	195,036,259	26,029,281
Net realized (gain) loss from investments	5,020,860	(81,336)
Net realized (gain) loss on foreign currency transactions	367,422	2,104
Net change in unrealized (appreciation) depreciation on forward currency exchange contracts	(9,123,101)	2,643,944
Net change in unrealized (appreciation) depreciation on investments	635,082	(5,774,373)
Net change in (appreciation) depreciation on foreign currency translation	42,762	(9,170)
Accretion of discounts and amortization of premiums	(1,255,921)	(538,677)
Amortization of deferred financing costs and debt issuance costs	1,073,517	273,692
Amortization of deferred offering costs	—	314,995
Changes in operating assets and liabilities:
Collateral on forward currency exchange contracts	3,597,777	(4,220,000)
Interest receivable on investments	(1,593,339)	(1,199,757)
Prepaid insurance	134,752	137,797
Distribution receivable	(61,101)	—
Dividend receivable	(6,084,313)	—
Other assets	—	5,723
Interest payable	(216,600)	53,308
Base management fee payable	1,075,508	678,056
Incentive fee payable	1,912,841	449,824
Accounts payable and accrued expenses	908,727	746,158
Excise tax payable	(4,882)	—

Net cash used in operating activities	(447,423,254)	(358,417,408)

Cash flows from financing activities
Borrowings on revolving credit facilities	270,000,000	94,899,918
Repayments on revolving credit facilities	(487,360,750)	(154,563,966)
Issuance of 2018-1 Notes	365,700,000	—
Payments of debt issuance costs	(1,682,500)	—
Proceeds from issuance of common stock	376,948,118	392,735,221
Stockholder distributions paid	(26,242,433)	(3,414,688)

Net cash provided by financing activities	497,362,435	329,656,485

Net increase (decrease) in cash, foreign cash, restricted cash and cash equivalents	49,939,181	(28,760,923)
Effect of foreign currency exchange rates	(385,436)	570,895
Cash, foreign cash, restricted cash and cash equivalents, beginning of period	140,918,144	66,732,154

Cash, foreign cash, restricted cash and cash equivalents, end of period	$190,471,889	$38,542,126

Supplemental disclosure of cash flow information:
Cash interest paid during the period	$15,280,940	$294,853
Cash paid for excise taxes during the period	$5,191	$—
Supplemental disclosure of non-cash information:
Reinvestment of stockholder distributions	$5,594,040	$581,699

	As of September 30,
	2018	2017
Cash and cash equivalents	$151,069,731	$37,813,409
Restricted cash	37,735,920	—
Foreign cash	1,666,238	728,717

Total cash, foreign cash, restricted cash, and cash equivalents shown in the consolidated statements of cash flows	$190,471,889	$38,542,126

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments

As of September 30, 2018

(Unaudited)

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Investments and Cash Equivalents 169.7%
Investments 152.9%
Non-Controlled/Non-Affiliate Investments 121.7%
Corporate Fixed Income 3.8%
Corporate Bond 3.8%
Beverage, Food & Tobacco 1.1%
Hearthside Food Solutions, LLC	—	8.50%	6/1/2026	$10,000,000	9,788,101	9,775,000

Total Beverage, Food & Tobacco					9,788,101	9,775,000
Consumer Goods: Non-Durable 1.1%
Kronos Acquisition Holdings Inc.	—	9.00%	8/15/2023	$10,000,000	9,329,382	9,450,000

Total Consumer Goods: Non-Durable					9,329,382	9,450,000
Containers, Packaging & Glass 0.6%
BWAY Holding Company	—	7.25%	4/15/2025	$5,000,000	4,895,579	4,887,000

Total Containers, Packaging & Glass					4,895,579	4,887,000
Utilities: Electric 1.0%
CSVC Acquisition Corp	—	7.75%	6/15/2025	$10,478,000	$9,885,536	$9,063,470

Total Utilities: Electric					9,885,536	9,063,470

Total Corporate Bond					$33,898,598	$33,175,470

Total Corporate Fixed Income					$33,898,598	$33,175,470

Corporate Debt 117.1%
Delayed Draw Term Loan 0.8%
Capital Equipment 0.4%
Endries International, Inc.(3)(15)(19)(28)	L+ 4.75%	8.60%	6/1/2023	$3,222,455	3,183,938	3,222,455

Total Capital Equipment					3,183,938	3,222,455
Construction & Building 0.0%
Chase Industries, Inc.(3)(15)(19)(21)	L+ 4.00%	6.38%	5/12/2025	$199,683	181,790	190,322

Total Construction & Building					181,790	190,322
High Tech Industries 0.0%
Drilling Info Holdings, Inc.(2)(3)(5)(18)(21)(29)	—	—	7/30/2025	$—	(13,653)	(7,604)

Total High Tech Industries					(13,653)	(7,604)
Services: Business 0.4%
AMCP Clean Acquisition Company, LLC(3)(5)(18)(21)(29)	—	—	6/16/2025	$—	(2,266)	11,155
Sovos Compliance, LLC(3)(15)(19)	L+ 6.00%	8.24%	3/1/2022	$3,967,742	3,967,742	3,919,355

Total Services: Business					3,965,476	3,930,510
Telecommunications 0.0%
Horizon Telcom, Inc.(2)(3)(5)(15)(19)(21)(29)	—	—	6/15/2023	$—	(20,486)	(26,069)

Total Telecommunications					(20,486)	(26,069)
Transportation: Cargo 0.0%
ENC Holding Corporation(3)(5)(18)(21)	—	—	5/30/2025	$—	(1,152)	1,202

Transportation: Cargo					(1,152)	1,202

Total Delayed Draw Term Loan					$7,295,913	$7,310,816

First Lien Last Out Term Loan 3.4%
Environmental Industries 2.2%
Adler & Allan Group Limited(6)(17)(19)(21)(22)	GBP LIBOR+ 7.50%	8.30%	6/30/2024	£15,141,463	19,098,906	19,533,532

Total Environmental Industries					19,098,906	19,533,532
Healthcare & Pharmaceuticals 1.2%
Clinical Innovations, LLC(15)(19)(21)(22)(29)	L+ 6.00%	8.24%	10/17/2023	$10,287,776	10,086,251	10,287,776

Total Healthcare & Pharmaceuticals					10,086,251	10,287,776

Total First Lien Last Out Term Loan					$29,185,157	$29,821,308

First Lien Senior Secured Loan 84.8%
Aerospace & Defense 4.4%
Novetta, LLC(15)(29)	L+ 5.00%	7.25%	10/17/2022	$3,824,541	3,759,269	3,714,585
Salient CRGT, Inc.(15)(19)(21)(29)	L+ 5.75%	7.99%	2/28/2022	$10,177,315	10,256,880	10,329,974
StandardAero Aviation Holdings, Inc.(15)(21)(29)	L+ 3.75%	5.99%	7/7/2022	$19,822,009	19,924,605	19,963,597
WP CPP Holdings, LLC(15)(21)(29)	L+ 3.75%	6.21%	4/30/2025	$4,726,842	4,715,025	4,763,277

Total Aerospace & Defense					38,655,779	38,771,433

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of September 30, 2018

(Unaudited)

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)		Amortized Cost	Fair Value
Automotive 2.0%
CST Buyer Company(15)(19)(29)	L+ 5.00%	7.39%	3/1/2023		$9,456,999	9,348,011	9,456,999
OEConnection LLC(15)(19)(29)	L+ 4.00%	6.25%	11/22/2024		$8,114,461	8,082,139	8,155,033

Total Automotive						17,430,150	17,612,032
Beverage, Food & Tobacco 0.6%
Restaurant Technologies, Inc.(15)(21)(24)	P+ 3.75%	9.00%	11/23/2022		$5,226,855	5,188,358	5,223,588

Total Beverage, Food & Tobacco						5,188,358	5,223,588
Capital Equipment 2.8%
Dorner Manufacturing Corp.(15)(19)(29)	L+ 5.75%	8.14%	3/15/2023		$8,226,236	8,064,566	8,226,236
DXP Enterprises, Inc.(6)(15)(19)(29)	L+ 4.75%	6.99%	8/29/2023		$5,191,025	5,145,731	5,249,424
Endries International, Inc.(15)(19)(29)	L+ 4.75%	6.90%	6/1/2023		$6,491,144	6,412,625	6,491,144
Wilsonart LLC(15)(29)	L+ 3.25%	5.64%	12/19/2023		$5,432,487	5,485,009	5,461,589

Total Capital Equipment						25,107,931	25,428,393
Chemicals, Plastics & Rubber 0.9%
ASP Chromaflo Intermediate Holdings, Inc.(15)(21)	L+ 3.50%	5.74%	11/20/2023		$506,127	504,253	511,188
ASP Chromaflo Intermediate Holdings, Inc.(6)(15)(21)	L+ 3.50%	5.47%	11/20/2023		$658,126	655,690	663,062
Niacet b.v.(6)(15)(19)(21)	EURIBOR+ 4.50%	5.50%	2/1/2024		€3,784,641	4,050,495	4,391,698
Niacet Corporation(15)(19)(29)	L+ 4.50%	6.74%	2/1/2024		$2,176,868	2,159,852	2,176,868

Total Chemicals, Plastics & Rubber						7,370,290	7,742,816
Construction & Building 3.3%
Bolt Infrastructure Merger Sub, Inc.(15)(29)	L+ 3.50%	5.74%	6/21/2024		$2,677,183	2,665,575	2,686,387
Chase Industries, Inc.(15)(19)(21)(29)	L+ 4.00%	6.34%	5/11/2025		$11,980,952	11,921,516	11,951,000
Regan Development Holdings Limited(6)(17)(19)	EURIBOR+ 7.00%	7.50%	4/18/2022		€2,825,002	3,077,840	3,278,132
Regan Development Holdings Limited(6)(17)(19)	EURIBOR+ 7.00%	7.50%	4/18/2022		€8,574,506	9,192,274	9,949,856
Regan Development Holdings Limited(6)(17)(19)	EURIBOR+ 7.00%	7.50%	4/18/2022		€915,945	1,040,239	1,062,863

Total Construction & Building						27,897,444	28,928,238
Consumer Goods: Durable 2.0%
New Milani Group LLC(15)(19)(21)(29)	L+ 4.25%	6.37%	6/6/2024		$17,360,000	17,191,675	17,360,000

Total Consumer Goods: Durable						17,191,675	17,360,000
Consumer Goods: Non-Durable 4.9%
FineLine Technologies, Inc.(15)(19)(21)(29)	L+ 4.25%	6.63%	11/2/2022		$31,782,763	31,539,017	31,623,850
Kronos Acquisition Holdings Inc.(15)(21)(29)	L+ 4.00%	6.24%	5/15/2023		$8,181,476	8,135,936	8,153,349
MND Holdings III Corp(15)(21)	L+ 3.50%	5.89%	6/19/2024		$3,801,806	3,787,264	3,830,319

Total Consumer Goods: Non-Durable						43,462,217	43,607,518
Containers, Packaging & Glass 3.4%
BWAY Holding Company(18)(21)(29)	L+ 3.25%	5.58%	4/3/2024		$12,844,925	12,867,847	12,852,953
Technimark LLC(18)(29)	L+ 3.75%	5.88%	8/8/2025		$2,826,456	2,822,923	2,835,288
Terminator Bidco AS(6)(18)(19)(21)	L+ 5.00%	7.34%	5/22/2022		$15,100,000	14,780,468	14,760,250

Total Containers, Packaging & Glass						30,471,238	30,448,491
Energy: Electricity 2.3%
Infinite Electronics International Inc.(18)(19)(21)(29)	L+ 4.00%	6.24%	7/2/2025		$20,003,129	19,987,728	19,987,387

Total Energy: Electricity						19,987,728	19,987,387
Energy: Oil & Gas 3.5%
Blackbrush Oil & Gas, L.P.(15)(19)(21)(29)	L+ 8.00%	10.50%	2/9/2024		$31,200,000	30,648,829	30,731,999

Total Energy: Oil & Gas						30,648,829	30,731,999
FIRE: Finance 0.4%
Badger Merger Sub, Inc.(18)(29)	L+ 3.75%	5.90%	8/8/2025		$3,650,904	3,632,649	3,664,595

Total FIRE: Finance						3,632,649	3,664,595
Healthcare & Pharmaceuticals 3.0%
Datix Bidco Limited(6)(18)(19)(21)	BBSW+ 4.50%	6.65%	4/28/2025	AUD	4,211,615	3,197,418	2,989,227
Drive DeVilbiss(15)(29)	L+ 5.50%	7.89%	1/3/2023		$6,584,955	6,134,695	6,206,320
Great Expressions Dental Centers PC(15)(19)(29)	L+ 4.75%	6.99%	9/28/2023		$8,002,680	7,913,850	7,882,640
Island Medical Management Holdings, LLC(15)(19)(21)	L+ 6.50%	8.74%	9/1/2022		$9,294,318	9,179,562	8,643,715
U.S. Anesthesia Partners, Inc.(15)(29)	L+ 3.00%	5.24%	6/24/2024		$1,172,458	1,168,492	1,180,702

Total Healthcare & Pharmaceuticals						27,594,017	26,902,604
High Tech Industries 17.0%
CMI Marketing Inc(15)(19)(21)(29)	L+ 5.00%	7.21%	5/24/2024		$15,449,280	15,300,071	15,449,280
Drilling Info Holdings, Inc.(18)(21)(29)	L+ 4.25%	6.54%	7/30/2025		$18,846,290	18,759,824	18,822,732
Lighthouse Network, LLC(15)(21)(29)	L+ 4.50%	6.84%	12/2/2024		$16,129,009	16,064,812	16,290,299
Netsmart Technologies, Inc.(15)(21)(29)	L+ 3.75%	5.99%	4/19/2023		$21,678,078	21,712,744	21,840,664
Park Place Technologies(15)(29)	L+ 4.00%	6.24%	3/31/2025		$9,848,967	9,815,640	9,865,385
Qlik Technologies(15)(21)(29)	L+ 3.50%	5.99%	4/26/2024		$17,782,425	17,706,277	17,782,424
SolarWinds Holdings, Inc.(18)(21)	L+ 3.00%	5.24%	2/5/2024		$14,800,376	14,885,646	14,897,496

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of September 30, 2018

(Unaudited)

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)		Amortized Cost	Fair Value
VPARK BIDCO AB(6)(16)(19)(21)	CIBOR+ 5.00%	5.75%	3/8/2025	DKK	56,999,385	9,126,347	8,870,395
VPARK BIDCO AB(6)(16)(19)(21)	NIBOR+ 5.00%	6.11%	3/8/2025	NOK	74,019,870	9,178,545	9,077,515
Zywave, Inc.(15)(19)(21)(29)	L+ 5.00%	7.34%	11/17/2022		$17,582,974	17,493,987	17,582,974

Total High Tech Industries						150,043,893	150,479,164
Hotel, Gaming & Leisure 6.3%
Aimbridge Hospitality LP(15)(19)(21)	L+ 5.00%	7.24%	6/22/2022		$25,648,524	25,293,988	25,648,524
Aimbridge Hospitality LP(15)(19)(21)(29)	L+ 5.00%	7.24%	6/22/2022		$4,274,769	4,213,578	4,274,769
Captain D's LLC(15)(19)(21)(29)	L+ 4.50%	6.71%	12/15/2023		$13,422,572	13,304,704	13,321,902
Quidditch Acquisition, Inc.(15)(19)(21)(29)	L+ 7.00%	9.17%	3/21/2025		$10,943,465	10,837,675	11,134,975
Tacala Investment Corp.(18)(29)	L+ 3.25%	5.49%	1/31/2025		$1,512,697	1,509,193	1,521,915

Total Hotel, Gaming & Leisure						55,159,138	55,902,085
Insurance 1.6%
Alliant Holdings Intermediate, LLC(18)(21)(29)	L+ 3.00%	5.15%	5/9/2025		$11,639,708	11,700,328	11,677,572
Wink Holdco, Inc.(15)(29)	L+ 3.00%	5.24%	12/2/2024		$2,606,076	2,601,467	2,602,006

Total Insurance						14,301,795	14,279,578
Media: Broadcasting & Subscription 1.9%
Micro Holding Corp.(18)(21)(29)	L+ 3.75%	5.92%	9/13/2024		$16,986,978	16,953,518	17,129,550

Total Media: Broadcasting & Subscription						16,953,518	17,129,550
Media: Diversified & Production 1.3%
International Entertainment Investments Limited(6)(18)(19)(21)	GBP LIBOR+ 4.75%	5.48%	05/31/2023		£8,685,518	10,620,959	11,318,099

Total Media: Diversified & Production						10,620,959	11,318,099
Real Estate 1.2%
Spectre (Carrisbrook House) Limited(6)(15)(19)	EURIBOR+ 7.50%	8.50%	8/9/2021		€9,300,000	10,693,059	10,791,720

Total Real Estate						10,693,059	10,791,720
Retail 3.2%
CH Hold Corp.(15)(29)	L+ 3.00%	5.24%	2/1/2024		$1,502,194	1,499,673	1,513,460
CVS Holdings I, LP(15)(21)(29)	L+ 3.00%	5.25%	2/6/2025		$14,949,937	14,929,809	14,984,203
Eyemart Express LLC(15)(21)(29)	L+ 3.00%	5.19%	8/5/2024		$11,534,811	11,573,503	11,596,084

Total Retail						28,002,985	28,093,747
Services: Business 10.0%
Advantage Sales & Marketing Inc.(15)(21)(29)	L+ 3.25%	5.49%	7/23/2021		$15,784,298	15,518,321	14,616,260
AMCP Clean Acquisition Company, LLC(18)(21)(29)	L+ 4.25%	6.64%	6/16/2025		$10,597,097	10,565,258	10,643,459
Comet Bidco Limited(6)(18)	GBP LIBOR+ 5.25%	5.97%	9/30/2024		£6,260,870	8,051,481	8,038,707
Lakeland Tours, LLC(15)(29)	L+ 4.00%	6.33%	12/16/2024		$2,894,455	2,885,298	2,923,414
New Insight Holdings, Inc.(15)(21)(29)	L+ 5.50%	7.74%	12/20/2024		$15,580,858	15,090,652	15,683,100
Sovos Compliance, LLC(15)(19)(29)	L+ 6.00%	8.24%	3/1/2022		$8,622,578	8,556,075	8,536,352
Valet Waste Holdings, Inc.(18)(19)	L+ 4.00%	6.32%	9/27/2025		$27,583,423	27,514,465	27,721,340

Total Services: Business						88,181,550	88,162,632
Services: Consumer 1.9%
GI Chill Acquisition LLC(18)(19)(21)(29)	L+ 4.00%	6.39%	8/6/2025		$11,492,287	11,467,638	11,571,584
Travel Leaders Group, LLC(18)(29)	L+ 4.00%	6.16%	1/25/2024		$529,294	527,971	536,241
Trident LS Merger Sub Corp(18)(29)	L+ 3.25%	5.49%	5/1/2025		$4,231,296	4,218,649	4,262,370

Total Services: Consumer						16,214,258	16,370,195
Telecommunications 1.6%
Horizon Telcom, Inc.(15)(19)(21)(29)	L+ 4.50%	6.67%	6/15/2023		$13,903,448	13,738,518	13,694,897
Masergy Holdings, Inc.(15)(21)	L+ 3.25%	5.64%	12/15/2023		$687,865	685,333	689,871

Total Telecommunications						14,423,851	14,384,768
Transportation: Cargo 2.0%
ENC Holding Corporation(18)(27)(29)	L+ 4.25%	6.64%	5/30/2025		$7,913,706	7,894,643	7,933,490
PS HoldCo, LLC(15)(21)(29)	L+ 5.25%	7.40%	3/13/2025		$9,376,364	9,336,761	9,417,385

Total Transportation: Cargo						17,231,404	17,350,875
Wholesale 3.3%
PT Holdings, LLC(15)(21)(29)	L+ 4.00%	6.39%	12/9/2024		$21,725,966	21,687,899	21,766,702
Specialty Building Products Holdings, LLC(18)(29)	L+ 5.75%	8.06%	4/30/2026		$6,944,043	6,839,882	6,979,839

Total Wholesale						28,527,781	28,746,541

Total First Lien Senior Secured Loan						$744,992,496	$749,418,048

Revolver 1.0%
Aerospace & Defense 0.0%
API Technologies Corp.(2)(3)(5)(15)(19)	—	—	4/22/2024		$—	(48,477)	(20,916)

Total Aerospace & Defense						(48,477)	(20,916)

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of September 30, 2018

(Unaudited)

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Automotive 0.0%
CST Buyer Company(3)(5)(15)(19)	—	—	3/1/2023	$—	(9,914)	—

Total Automotive					(9,914)	—
Banking 0.0%
Tidel Engineering, L.P.(3)(15)(19)	—	—	3/1/2023	$—	—	—

Total Banking					—	—
Capital Equipment 0.2%
Abracon Group Holding, LLC(2)(3)(5)(15)(19)	—	—	7/18/2024	$—	(41,112)	(28,334)
Aramsco, Inc.(3)(15)(19)(26)	L+ 5.25%	7.91%	8/28/2024	$1,072,486	1,022,275	1,021,684
Dorner Manufacturing Corp.(3)(5)(15)(19)	—	—	3/15/2022	$—	(20,535)	—
Endries International, Inc.(3)(15)(19)	P+ 3.75%	9.00%	6/1/2022	$773,413	737,243	773,413
Winchester Electronics Corporation(3)(18)(19)	—	—	6/30/2021	$—	—	—

Total Capital Equipment					1,697,871	1,766,763
Chemicals, Plastics & Rubber 0.0%
AP Plastics Group, LLC(3)(15)(19)	—	—	8/1/2021	$—	—	—
PRCC Holdings, Inc.(3)(15)(19)	—	—	2/1/2021	$—	—	—

Total Chemicals, Plastics & Rubber					—	—
Construction & Building 0.0%
Stanton Carpet Corp.(3)(15)(19)	—	—	11/21/2022	$—	—	—

Total Construction & Building					—	—
Consumer Goods: Durable 0.0%
Home Franchise Concepts, Inc.(2)(3)(5)(15)(19)	—	—	7/9/2024	$—	(17,001)	(25,298)

Total Consumer Goods: Durable					(17,001)	(25,298)
Consumer Goods: Non-Durable 0.1%
FineLine Technologies, Inc.(3)(15)(19)	L+ 4.75%	7.09%	11/2/2021	$655,181	618,715	642,077
Solaray, LLC(3)(15)(19)	L+ 4.50%	6.84%	9/9/2022	$425,010	425,010	425,010

Total Consumer Goods: Non-Durable					1,043,725	1,067,087
Energy: Oil & Gas 0.0%
Amspec Services, Inc.(3)(5)(15)(19)	—	—	7/2/2024	$—	(68,536)	—

Total Energy: Oil & Gas					(68,536)	—
Healthcare & Pharmaceuticals 0.2%
Clinical Innovations, LLC(3)(15)(19)(22)	L+ 6.00%	7.31%	10/17/2022	$575,862	554,901	575,862
Datix Bidco Limited(2)(3)(5)(6)(18)(19)	—	—	10/28/2024	£—	(26,144)	(22,177)
Great Expressions Dental Centers PC(3)(12)(15)(19)	L+ 4.75%	8.13%	9/28/2022	$616,843	605,108	599,338

Total Healthcare & Pharmaceuticals					1,133,865	1,153,023
High Tech Industries 0.0%
CMI Marketing Inc(3)(5)(15)(19)	—	—	5/24/2023	$—	(19,660)	—
Zywave, Inc.(3)(15)(19)(23)	L+ 5.00%	8.94%	11/17/2022	$95,934	82,704	95,934

Total High Tech Industries					63,044	95,934
Hotel, Gaming & Leisure 0.1%
Aimbridge Hospitality LP(3)(5)(15)(19)	—	—	6/22/2022	$—	(15,899)	—
Captain D's LLC(3)(15)(19)	L+ 4.50%	7.86%	12/15/2023	$751,116	734,947	737,149

Total Hotel, Gaming & Leisure					719,048	737,149
Media: Advertising, Printing & Publishing 0.2%
Ansira Holdings, Inc.(3)(15)(19)	P+ 3.25%	8.50%	12/20/2022	$1,643,372	1,643,372	1,643,372
Cruz Bay Publishing(3)(15)(19)	—	—	6/6/2019	$—	—	—

Total Media: Advertising, Printing & Publishing					1,643,372	1,643,372
Media: Diversified & Production 0.0%
Efficient Collaborative Retail Marketing Company, LLC(3)(15)(19)	—	—	6/15/2022	$—	—	—

Total Media: Diversified & Production					—	—
Retail 0.0%
Batteries Plus Holding Corporation(3)(15)(19)	—	—	7/6/2022	$—	—	—

Total Retail					—	—
Services: Business 0.2%
Element Buyer, Inc.(2)(3)(5)(15)(19)	—	—	7/19/2024	$—	(61,696)	(10,625)
McKissock, LLC(3)(15)(19)	P+ 2.25%	7.50%	8/5/2021	$991,690	991,690	991,690
Sovos Compliance, LLC(2)(3)(5)(15)(19)	—	—	3/1/2022	$—	(10,833)	(14,516)
TEI Holdings Inc.(3)(13)(15)(19)	L+ 6.00%	8.16%	12/20/2022	$1,133,360	1,133,360	1,133,360

Total Services: Business					2,052,521	2,099,909
Telecommunications 0.0%
Horizon Telcom, Inc.(2)(3)(15)(19)	—	—	6/15/2023	$—	—	(17,379)

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of September 30, 2018

(Unaudited)

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Total Telecommunications					—	(17,379)
Transportation: Consumer 0.0%
Direct Travel, Inc.(3)(15)(19)	—	—	12/1/2021	$—	—	—

Total Transportation: Consumer					—	—

Total Revolver					$8,209,518	$8,499,644

Second Lien Senior Secured Loan 24.3%
Aerospace & Defense 3.0%
TECT Power Holdings, LLC(15)(19)(21)	L+ 8.50%	10.74%	12/27/2021	$14,757,969	14,534,773	14,905,549
WP CPP Holdings, LLC(15)(21)(29)	L+ 7.75%	10.15%	4/30/2026	$11,723,622	11,608,507	11,757,820

Total Aerospace & Defense					26,143,280	26,663,369
Automotive 0.7%
OEConnection LLC(15)(19)(21)	L+ 8.00%	10.25%	11/24/2025	$6,312,688	6,276,140	6,312,688

Total Automotive					6,276,140	6,312,688
Beverage, Food & Tobacco 0.2%
Restaurant Technologies, Inc.(15)(19)(21)	P+ 7.75%	13.00%	11/23/2023	$1,693,548	1,666,409	1,685,081

Total Beverage, Food & Tobacco					1,666,409	1,685,081
Capital Equipment 1.7%
EXC Holdings III Corp.(15)(21)(29)	L+ 7.50%	9.97%	12/1/2025	$8,240,489	8,254,837	8,384,697
Velvet Acquisition B.V.(6)(18)(19)(21)	EURIBOR+ 8.00%	8.01%	4/17/2026	€6,013,072	7,306,339	7,047,344

Total Capital Equipment					15,561,176	15,432,041
Energy: Electricity 0.3%
Infinite Electronics International Inc.(18)(19)(21)	L+ 8.00%	10.24%	7/2/2026	$2,480,000	2,432,230	2,430,400

Total Energy: Electricity					2,432,230	2,430,400
Healthcare & Pharmaceuticals 6.3%
Concentra Inc.(15)(21)(29)	L+ 6.50%	8.61%	6/1/2023	$14,104,833	13,850,499	14,316,406
Datix Bidco Limited(6)(18)(19)(21)	GBP LIBOR+ 7.75%	8.54%	4/27/2026	£12,133,975	16,268,416	15,495,547
TecoStar Holdings, Inc.(15)(19)(21)(29)	L+ 8.50%	10.62%	11/1/2024	$9,471,942	9,260,060	9,471,942
U.S. Anesthesia Partners, Inc.(15)(19)(21)(29)	L+ 7.25%	9.49%	6/23/2025	$16,520,000	16,303,982	16,520,000

Total Healthcare & Pharmaceuticals					55,682,957	55,803,895
High Tech Industries 4.3%
Everest Bidco(6)(19)(21)	L+ 7.50%	8.50%	7/3/2026	$10,216,216	13,055,567	12,913,369
Intralinks, Inc.(15)(21)	L+ 8.00%	10.25%	11/14/2025	$8,775,510	8,699,997	8,870,575
nThrive, Inc.(15)(19)(21)	L+ 9.75%	11.99%	4/20/2023	$8,000,000	7,983,386	7,840,000
Netsmart Technologies, Inc.(15)(21)	L+ 7.50%	9.84%	10/19/2023	$2,749,000	2,749,000	2,735,255
Park Place Technologies(15)(19)(21)	L+ 8.00%	10.24%	3/30/2026	$5,536,332	5,485,191	5,522,491

Total High Tech Industries					37,973,141	37,881,690
Hotel, Gaming & Leisure 1.9%
K-Mac Holdings Corp.(18)(29)	L+ 6.75%	8.92%	3/16/2026	$3,200,000	3,192,384	3,224,000
NPC International, Inc.(15)(21)(29)	L+ 7.50%	9.58%	4/18/2025	$9,158,667	9,195,778	9,273,151
Tacala Investment Corp.(18)(21)	L+ 7.00%	9.24%	1/30/2026	$4,323,404	4,304,655	4,393,660

Total Hotel, Gaming & Leisure					16,692,817	16,890,811
Insurance 1.2%
Wink Holdco, Inc.(15)(21)	L+ 6.75%	9.00%	12/1/2025	$10,587,543	10,600,756	10,587,543

Total Insurance					10,600,756	10,587,543
Media: Advertising, Printing & Publishing 0.5%
Learfield Communications LLC(15)(19)(21)(29)	L+ 7.25%	9.50%	12/2/2024	$4,050,000	4,015,477	4,090,500

Total Media: Advertising, Printing & Publishing					4,015,477	4,090,500
Retail 1.4%
CH Hold Corp.(15)(19)(29)	L+ 7.25%	9.49%	2/3/2025	$1,215,470	1,210,558	1,233,702
CVS Holdings I, LP(15)(21)	L+ 6.75%	9.00%	2/6/2026	$11,133,301	11,137,639	11,098,509

Total Retail					12,348,197	12,332,211
Services: Consumer 0.5%
Pearl Intermediate Parent LLC(18)(21)	L+ 6.25%	8.42%	2/13/2026	$2,570,811	2,590,063	2,567,597
Trident LS Merger Sub Corp(18)(29)	L+ 7.50%	9.74%	5/1/2026	$2,246,470	2,224,926	2,268,935

Total Services: Consumer					4,814,989	4,836,532
Telecommunications 0.1%
Masergy Holdings, Inc.(15)	L+ 7.50%	9.89%	12/16/2024	$857,143	863,498	860,715

Total Telecommunications					863,498	860,715

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of September 30, 2018

(Unaudited)

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Transportation: Cargo 2.2%
Direct ChassisLink, Inc.(18)(19)(21)(29)	L+ 6.00%	8.24%	6/15/2023	$19,031,936	19,087,274	19,246,045

Total Transportation: Cargo					19,087,274	19,246,045

Total Second Lien Senior Secured Loan					$214,158,341	$215,053,521

Subordinated Debt 2.8%
Healthcare & Pharmaceuticals 1.1%
Genesis Supply Acquisition Co.(19)	—	12.50%	4/23/2021	$10,000,000	10,000,000	10,000,000

Total Healthcare & Pharmaceuticals					10,000,000	10,000,000
Transportation: Cargo 1.7%
Omni Logistics, LLC(15)(19)(21)	L+ 11.50%	13.74%	1/19/2024	$15,000,000	14,702,741	14,700,000

Total Transportation: Cargo					14,702,741	14,700,000

Total Subordinated Debt					$24,702,741	$24,700,000

Total Corporate Debt					$1,028,544,166	$1,034,803,337

Equity 0.8%
Series A Preferred Units 0.2%
Healthcare & Pharmaceuticals 0.2%
CB Titan Holdings, Inc.(14)(19)(25)	—	—	—	1,952,879	1,952,879	2,070,053

Total Healthcare & Pharmaceuticals					1,952,879	2,070,053

Total Series A Preferred Units					1,952,879	2,070,053

Equity Interest 0.6%
High Tech Industries 0.3%
Impala Private Investments, LLC(14)(19)(25)	—	—	—	1,500,000	1,500,000	2,985,570

Total High Tech Industries					1,500,000	2,985,570

Capital Equipment 0.3%
Abracon Group Holding, LLC(14)(19)(25)	—	—	—	1,800	1,800,000	1,886,400
Armor Group, LP(14)(19)(25)	—	—	—	10,119	1,011,905	1,011,900

Total Capital Equipment					2,811,905	2,898,300

Total Equity Interest					4,311,905	5,883,870

Total Equity					$6,264,784	$7,953,923

Total Non-Controlled/Non-Affiliate Investments					$1,068,707,548	$1,075,932,730

Controlled Affiliate Investments 31.2%
Corporate Debt 0.5%
First Lien Senior Secured Loan 0.5%
Aerospace & Defense 0.5%
BCC Jetstream Holdings Aviation (On II), LLC(10)(11)(19)(20)		10.00%	6/2/2022	$4,144,528	4,144,528	4,144,528

Total Aerospace & Defense					4,144,528	4,144,528

Total First Lien Senior Secured Loan					$4,144,528	$4,144,528

Total Corporate Debt					$4,144,528	$4,144,528

Equity 30.7%
Equity Interest 1.4%
Aerospace & Defense 1.4%
BCC Jetstream Holdings Aviation (On II), LLC(10)(11)(19)(20)(25)	—	—	—	731,387	731,387	1,437,840
BCC Jetstream Holdings Aviation (Off I), LLC(6)(10)(11)(19)(20)(25)	—	—	—	11,862,614	11,862,614	11,295,145

Total Aerospace & Defense					12,594,001	12,732,985

Total Equity Interest					$12,594,001	$12,732,985

Investment Vehicles 29.3%
Antares Bain Capital Complete Financing Solution LLC(6)(10)(11)(19)(25)	—	—	—	256,316,439	256,316,439	258,632,338

Total Investment Vehicles					$256,316,439	$258,632,338

Total Equity					$268,910,440	$271,365,323

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of September 30, 2018

(Unaudited)

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Unfunded Commitment 0.0%
Aerospace & Defense 0.0%
BCC Jetstream Holdings Aviation (On II), LLC(7)(10)(11)(14)(19)(20)	—	—	6/2/2022	—	—	—

Total Aerospace & Defense					—	—

Total Unfunded Commitment					—	—

Total Controlled Affiliate Investments					$273,054,968	$275,509,851

Total Investments					$1,341,762,516	$1,351,442,581

Cash Equivalents 16.8%
Goldman Sachs Financial Square Government Fund Institutional Share Class	—	2.06%	—	—	148,411,966	148,411,966

Total Cash Equivalents					$148,411,966	$148,411,966

Total Investments and Cash Equivalents					$1,490,174,482	$1,499,854,547

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)(8)
U.S. DOLLARS 8,720,000	POUND STERLING 6,400,000	Bank of New York Mellon	9/21/2020	$58,275
U.S. DOLLARS 27,913,898	EURO 22,117,810	Bank of New York Mellon	1/18/2019	1,868,418
U.S. DOLLARS 11,541,188	POUND STERLING 8,262,000	Bank of New York Mellon	1/18/2019	445,074
U.S. DOLLARS 12,042,274	EURO 10,080,000	Bank of New York Mellon	6/21/2019	55,304
U.S. DOLLARS 109,279	AUSTRALIAN DOLLARS 145,482	Citibank	10/31/2018	3,970
U.S. DOLLARS 577,054	POUND STERLING 422,529	Citibank	10/31/2018	25,216
U.S. DOLLARS 9,497,034	DANISH KRONE 59,805,094	Citibank	1/18/2019	567,943
U.S. DOLLARS 9,622,663	NORWEGIAN KRONE 77,560,211	Citibank	1/18/2019	334,486
U.S. DOLLARS 3,169,087	AUSTRALIAN DOLLARS 4,127,383	Citibank	4/11/2019	81,710
U.S. DOLLARS 13,192,107	POUND STERLING 9,260,478	Citibank	4/11/2019	698,583
U.S. DOLLARS 3,577,812	POUND STERLING 2,630,000	Goldman Sachs	4/11/2019	114,353
U.S. DOLLARS 3,090,562	AUD 4,130,000	Goldman Sachs	6/14/2019	91,453
U.S. DOLLARS 8,937,749	DANISH KRONE 55,570,000	Goldman Sachs	6/14/2019	68,836
U.S. DOLLARS 11,718,855	EURO 9,790,000	Goldman Sachs	6/14/2019	84,103
U.S. DOLLARS 55,694,276	POUND STERLING 41,330,000	Goldman Sachs	6/14/2019	1,088,950
U.S. DOLLARS 8,993,793	NORWEGIAN KRONE 72,170,000	Goldman Sachs	6/14/2019	31,613

				$5,618,287

(1)
The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L"), the Euro Interbank Offered Rate ("EURIBOR" or "E"), British Pound Sterling LIBOR Rate ("GBP LIBOR"), the Norwegian Interbank Offered Rate ("NIBOR" or "N"), the Copenhagen Interbank Offered Rate ("CIBOR" or "C"), the Bank Bill Swap Rate ("BBSW") or the Prime Rate ("Prime" or "P") and which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR, EURIBOR, GBP LIBOR, NIBOR, CIBOR, BBSW or Prime and the current weighted average interest rate in effect at September 30, 2018. Certain investments are subject to a LIBOR, EURIBOR, GBP LIBOR, NIBOR, CIBOR, BBSW or Prime interest rate floor.

(2)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.

(3)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee.

(4)
Percentages are based on the Company's net assets of $883,961,230 as of September 30, 2018.

(5)
The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)
The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company's total assets. As of September 30, 2018, non-qualifying assets totaled 26.6% of the Company's total assets.

(7)
The assets to be issued will be determined at the time the funds are called.

(8)
Unrealized appreciation/(depreciation) on forward currency exchange contracts.

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of September 30, 2018

(Unaudited)

(9)
The principal amount (par amount) for all debt securities is denominated in U.S. dollars, unless otherwise noted. £ represents Pound Sterling, € represents Euro, NOK represents Norwegian krone, AUD represents Australian and DKK represents Kroner.

(10)
As defined in the 1940 Act, the Company is deemed to be an "Affiliated Investment" of the Company as the Company owns five percent or more of the portfolio company's securities.

(11)
As defined in the 1940 Act, the Company is deemed to "Control" this portfolio company as the Company either owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

(12)
$353,434 of the total par amount for this security is at P + 3.75%.

(13)
$434,530 of the total par amount for this security is at P + 3.75%.

(14)
Non-Income Producing.

(15)
Loan includes interest rate floor of 1.00%.

(16)
Loan includes interest rate floor of 0.75%.

(17)
Loan includes interest rate floor of 0.50%.

(18)
Loan includes interest rate floor of 0.00%.

(19)
Security valued using unobservable inputs (Level 3).

(20)
The Company holds non-controlling, affiliate interest in an aircraft-owning special purpose vehicle through this investment.

(21)
Assets or a portion thereof are pledged as collateral for the BCSF Revolving Credit Facility. See Note 6 "Borrowings".

(22)
The Company generally earns a higher interest rate on the "last out" tranche of debt, to the extent the debt has been allocated to "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(23)
$351,758 of the total par amount for this security is at P+ 4.00%.

(24)
$13,266 of the total par amount for this security is at P + 3.75%.

(25)
Security exempt from registration under the Securities Act of 1933 (the "Securities Act"), and may be deemed to be "restricted securities" under the Securities Act. As of September 30, 2018, the aggregate fair value of these securities is $279,319,246 or 31.6% of the Company's net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
BCC Jetstream Holdings Aviation (On II), LLC	6/1/2017
BCC Jetstream Holdings Aviation (Off I), LLC	6/1/2017
Antares Bain Capital Complete Financing Solution LLC	11/29/2017
CB Titan Holdings, Inc.	11/14/2017
Impala Private Investments, LLC	11/10/2017
Abracon Group Holding, LLC	7/18/2018
Armor Group, LP	8/28/2018
(26)
$225,787 of the total par amount for this security is at P + 4.25%.

(27)
$19,834 of the total par amount for this security is at P + 3.75%.

(28)
$2,525,067 of the total par amount for this security is at P + 3.75%.

(29)
Assets or a portion thereof are pledged as collateral for the 2018-1 Issuer. See Note 6 "Borrowings".

See Notes to Consolidated Financial Statements.

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Investments and Cash Equivalents 190.4%
Investments 164.0%
Non-Controlled/Non-Affiliate Investments 126.8%
Corporate Fixed Income 1.6%
Corporate Bond 1.6%
Utilities: Electric 1.6%
CSVC Acquisition Corp	—	7.75%	6/15/2025	$8,478,000	$8,478,000	$8,138,880

Total Utilities: Electric					8,478,000	8,138,880

Total Corporate Bond					$8,478,000	$8,138,880

Total Corporate Fixed Income					$8,478,000	$8,138,880

Corporate Debt 124.5%
Delayed Draw Term Loan 0.1%
Capital Equipment 0.0%
Endries International, Inc.(3)(5)(15)(19)	—	—	6/1/2023	$—	(44,681)	—

Total Capital Equipment					(44,681)	—
Healthcare & Pharmaceuticals 0.0%
Great Expressions Dental Centers PC(2)(3)(5)(15)(19)	—	—	9/28/2023	$—	(4,147)	(10,005)

Total Healthcare & Pharmaceuticals					(4,147)	(10,005)
Hotel, Gaming & Leisure 0.0%
NPC International, Inc.(2)(3)(5)(15)(19)	—	—	4/18/2025	$—	(18,711)	(20,002)

Total Hotel, Gaming & Leisure					(18,711)	(20,002)
Media: Diversified & Production 0.1%
International Entertainment Investments Limited(3)(6)(18)(19)	GBP LIBOR + 4.25%	4.75%	2/28/2022	£599,178	755,088	795,989

Total Media: Diversified & Production					755,088	795,989
Services: Business 0.0%
Lakeland Tours, LLC(3)(5)(15)(21)	—	—	12/8/2024	$—	(466)	1,866
Sovos Compliance, LLC(2)(3)(15)(19)	—	—	3/1/2022	$—	—	(48,387)

Total Services: Business					(466)	(46,521)

Total Delayed Draw Term Loan					$687,083	$719,461

First Lien Last Out Term Loan 6.0%
Environmental Industries 4.0%
Adler & Allan Group Limited(6)(17)(19)(21)(22)	GBP LIBOR + 7.50%	8.00%	6/30/2024	£15,141,463	19,064,227	20,256,052

Total Environmental Industries					19,064,227	20,256,052

Healthcare & Pharmaceuticals 2.0%
Clinical Innovations, LLC(15)(19)(21)(22)	L + 6.00%	7.49%	10/17/2023	$10,365,517	10,136,979	10,132,293

Total Healthcare & Pharmaceuticals					10,136,979	10,132,293

Total First Lien Last Out Term Loan					$29,201,206	$30,388,345

First Lien Senior Secured Loan 93.8%
Aerospace & Defense 3.9%
Anaren, Inc.(15)(19)(21)	L + 4.50%	6.19%	2/18/2021	$2,509,630	2,522,237	2,522,178
Novetta, LLC(15)	L + 5.00%	6.70%	10/17/2022	$3,854,294	3,778,545	3,745,892
Salient CRGT, Inc.(15)(19)(21)	L + 5.75%	7.32%	2/28/2022	$3,708,100	3,645,930	3,740,546
StandardAero Aviation Holdings, Inc.(15)(21)	L + 3.75%	5.32%	7/7/2022	$9,923,858	10,025,652	10,016,894

Total Aerospace & Defense					19,972,364	20,025,510
Automotive 3.6%
CST Buyer Company(15)(19)(21)	L + 6.25%	7.75%	3/1/2023	$9,801,261	9,674,796	9,879,671
OEConnection LLC(15)(21)	L + 4.00%	5.69%	11/22/2024	$8,175,779	8,134,900	8,165,560

Total Automotive					17,809,696	18,045,231
Beverage, Food & Tobacco 6.5%
Captain D's LLC(15)(19)(21)	L + 4.50%	5.98%	12/15/2023	$13,540,845	13,405,528	13,405,437
K-Mac Holdings Corp.(15)(19)(21)	L + 4.75%	6.32%	12/20/2022	$14,040,000	13,850,449	14,138,280
Restaurant Technologies, Inc.(15)(21)	L + 4.75%	6.20%	11/23/2022	$5,266,653	5,221,740	5,260,070

Total Beverage, Food & Tobacco					32,477,717	32,803,787

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Capital Equipment 5.0%
Dorner Manufacturing Corp.(15)(19)(21)	L + 5.75%	7.32%	3/15/2023	$8,288,872	8,108,458	8,305,450
DXP Enterprises, Inc.(6)(15)(19)(21)	L + 5.50%	7.07%	8/29/2023	$5,230,350	5,180,464	5,282,654
Endries International, Inc.(15)(19)(21)	L + 4.75%	6.15%	6/1/2023	$6,540,319	6,452,400	6,540,319
Wilsonart LLC(15)(21)	L + 3.25%	4.95%	12/19/2023	$5,473,747	5,531,399	5,511,866

Total Capital Equipment					25,272,721	25,640,289
Chemicals, Plastics & Rubber 1.6%
ASP Chromaflo Intermediate Holdings, Inc.(15)(21)	L + 4.00%	5.57%	11/20/2023	$509,990	507,862	513,496
ASP Chromaflo Intermediate Holdings, Inc.(6)(15)(21)	L + 4.00%	5.57%	11/20/2023	$663,150	660,383	667,709
Niacet b.v.(6)(15)(19)(21)	EURIBOR + 4.50%	5.50%	2/1/2024	€3,865,193	4,133,673	4,651,765
Niacet Corporation(15)(19)(21)	L + 4.50%	6.19%	2/1/2024	$2,223,200	2,204,254	2,228,758

Total Chemicals, Plastics & Rubber					7,506,172	8,061,728
Construction & Building 3.4%
Bolt Infrastructure Merger Sub, Inc.(15)(21)	L + 3.50%	5.07%	6/21/2024	$2,697,465	2,684,931	2,706,744
Regan Development Holdings Limited(6)(17)(19)	EURIBOR + 7.00%	7.50%	5/2/2022	€2,825,002	3,077,840	3,398,198
Regan Development Holdings Limited(6)(17)(19)	EURIBOR + 7.00%	7.50%	5/2/2022	€8,574,506	9,167,494	10,314,281
Regan Development Holdings Limited(6)(17)(19)	EURIBOR + 7.00%	7.50%	5/2/2022	€915,945	1,040,239	1,101,791

Total Construction & Building					15,970,504	17,521,014
Consumer Goods: Durable 3.0%
Harbor Freight Tools USA, Inc.(16)(21)	L + 3.25%	4.82%	8/18/2023	$15,000,000	15,105,349	15,118,365

Total Consumer Goods: Durable					15,105,349	15,118,365
Consumer Goods: Non-Durable 4.2%
FineLine Technologies, Inc.(15)(19)(21)	L + 4.75%	6.44%	11/2/2022	$14,659,018	14,379,947	14,585,723
Kronos Acquisition Holdings Inc.(15)(21)	L + 4.50%	6.17%	8/26/2022	$2,783,522	2,776,997	2,809,038
Melissa & Doug, LLC(15)(19)(21)	L + 3.75%	5.44%	6/19/2024	$3,830,680	3,814,142	3,859,410

Total Consumer Goods: Non-Durable					20,971,086	21,254,171
Containers, Packaging & Glass 5.0%
BWAY Holding Company(18)(21)	L + 3.25%	4.60%	4/3/2024	$12,942,481	12,941,997	13,013,264
CSP Technologies North America, LLC(15)(19)(21)	L + 5.25%	6.94%	1/29/2022	$12,285,894	12,285,894	12,316,608

Total Containers, Packaging & Glass					25,227,891	25,329,872
Energy: Oil & Gas 2.7%
Keane Group, Inc.(6)(15)(19)(21)	L + 7.25%	9.00%	8/18/2022	$13,793,468	13,666,341	13,807,262

Total Energy: Oil & Gas					13,666,341	13,807,262
Healthcare & Pharmaceuticals 5.8%
Drive DeVilbiss(15)(21)	L + 5.50%	7.19%	1/3/2023	$6,714,072	6,189,778	6,214,545
Great Expressions Dental Centers PC(15)(19)(21)	L + 4.75%	6.32%	9/28/2023	$8,063,925	7,959,637	7,942,966
Island Medical Management Holdings, LLC(15)(19)(21)	L + 5.50%	7.00%	9/1/2022	$10,629,110	10,480,292	10,310,237
U.S. Anesthesia Partners, Inc.(15)(21)	L + 3.25%	4.82%	6/23/2024	$4,987,469	4,969,431	5,006,172

Total Healthcare & Pharmaceuticals					29,599,138	29,473,920
High Tech Industries 16.4%
Lighthouse Network, LLC(15)(21)	L + 4.50%	6.07%	11/29/2024	$16,250,891	16,171,524	16,332,145
Netsmart Technologies, Inc.(15)(21)	L + 4.50%	6.19%	4/19/2023	$16,166,203	16,200,542	16,375,022
Qlik Technologies(15)(21)	L + 3.50%	5.04%	4/26/2024	$17,917,481	17,867,534	17,559,132
SolarWinds Holdings, Inc.(15)(21)	L + 3.50%	5.07%	2/3/2023	$14,912,218	15,011,042	14,984,915
Zywave, Inc.(15)(19)(21)	L + 5.00%	6.61%	11/17/2022	$17,728,574	17,580,683	17,728,574

Total High Tech Industries					82,831,325	82,979,788
Insurance 2.0%
Alliant Holdings Intermediate, LLC(15)(21)	L + 3.25%	4.80%	8/12/2022	$7,480,852	7,550,046	7,528,475
Wink Holdco, Inc.(15)(21)	L + 3.00%	4.49%	11/2/2024	$2,619,172	2,612,843	2,645,364

Total Insurance					10,162,889	10,173,839
Media: Broadcasting & Subscription 3.0%
Micro Holding Corp.(18)(21)	L + 3.75%	5.34%	9/13/2024	$14,962,500	14,927,621	15,019,941

Total Media: Broadcasting & Subscription					14,927,621	15,019,941
Media: Diversified & Production 4.2%
Deluxe Entertainment Services Group Inc.(15)(21)	L + 5.50%	6.88%	2/28/2020	$10,912,628	10,454,998	10,721,657
International Entertainment Investments Limited(6)(18)(19)(21)	GBP LIBOR + 4.75%	5.24%	5/31/2022	£7,673,114	9,314,218	10,368,679

Total Media: Diversified & Production					19,769,216	21,090,336
Real Estate 2.1%
Spectre (Carrisbrook House) Limited(6)(15)(19)	EURIBOR + 7.50%	8.50%	8/9/2021	£9,300,000	10,644,272	10,863,204

Total Real Estate					10,644,272	10,863,204

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Retail 2.6%
CH Hold Corp.(15)(21)	L + 3.00%	4.57%	2/1/2024	$1,514,280	1,511,626	1,525,637
Eyemart Express LLC(15)(21)	L + 3.00%	4.44%	8/4/2024	$11,622,196	11,667,646	11,647,626

Total Retail					13,179,272	13,173,263
Services: Business 10.8%
Advantage Sales & Marketing Inc.(15)(21)	L + 3.25%	4.63%	7/23/2021	$15,907,613	15,579,348	15,553,000
Comet Bidco Limited(6)(18)	GBP LIBOR + 5.25%	5.74%	10/10/2024	£6,260,870	8,025,268	8,321,073
Genuine Financial Holdings LLC(15)(19)(21)	L + 4.75%	6.38%	1/26/2023	$9,493,949	9,394,123	9,588,888
Lakeland Tours, LLC(15)(21)	L + 4.00%	5.59%	12/8/2024	$2,265,805	2,260,141	2,288,463
New Insight Holdings, Inc.(15)(21)	L + 5.50%	7.13%	12/20/2024	$10,673,472	10,140,377	10,250,984
Sovos Compliance, LLC(15)(19)(21)	L + 6.00%	7.57%	3/1/2022	$8,687,901	8,610,473	8,601,022
Travel Leaders Group, LLC(18)(21)	L + 4.50%	5.92%	1/25/2024	$294,097	292,867	298,876

Total Services: Business					54,302,597	54,902,306
Telecommunications 2.6%
Masergy Holdings, Inc.(15)(21)	L + 3.75%	5.44%	12/15/2023	$693,116	690,187	697,448
Polycom, Inc.(15)(21)	L + 5.25%	6.78%	9/27/2023	$12,164,688	12,014,392	12,291,408

Total Telecommunications					12,704,579	12,988,856
Wholesale 5.4%
American Tire Distributors Inc(15)(21)	L + 4.25%	5.82%	9/1/2021	$17,028,623	17,120,740	17,171,238
PT Holdings, LLC(15)(21)	L + 4.00%	5.57%	11/30/2024	$9,954,211	9,904,920	10,016,424

Total Wholesale					27,025,660	27,187,662

Total First Lien Senior Secured Loan					$469,126,410	$475,460,344

Revolver 1.4%
Automotive 0.0%
CST Buyer Company(3)(5)(15)(19)	—	—	3/1/2023	$—	(11,593)	7,180

Total Automotive					(11,593)	7,180
Banking 0.0%
Tidel Engineering, L.P.(3)(15)(19)	—	—	3/1/2023	$—	—	—

Total Banking					—	—
Beverage, Food & Tobacco 0.2%
Captain D's LLC(3)(15)(19)	L + 4.50%	6.03%	12/15/2023	$1,018,981	1,000,490	1,000,358
K-Mac Holdings Corp.(3)(15)(19)	L + 3.50%	5.07%	12/20/2021	$160,000	160,000	171,200

Total Beverage, Food & Tobacco					1,160,490	1,171,558
Capital Equipment 0.2%
Dorner Manufacturing Corp.(3)(15)(19)	L + 5.75%	7.32%	3/15/2023	$439,553	415,595	443,949
Endries International, Inc.(3)(15)(19)	P + 3.75%	8.25%	6/1/2022	$701,568	658,025	701,568
Winchester Electronics Corporation(3)(15)(19)	—	—	6/30/2021	$—	—	—

Total Capital Equipment					1,073,620	1,145,517
Chemicals, Plastics & Rubber 0.2%
AP Plastics Group, LLC(3)(15)(19)	L + 4.75%	6.12%	8/1/2021	$935,022	935,022	935,022
PRCC Holdings, Inc.(3)(19)	—	—	2/1/2021	$—	—	—

Total Chemicals, Plastics & Rubber					935,022	935,022
Construction & Building 0.0%
Stanton Carpet Corp.(3)(15)(19)	—	—	11/21/2022	$—	—	—

Total Construction & Building					—	—
Consumer Goods: Non-Durable 0.0%
FineLine Technologies, Inc.(2)(3)(5)(15)(19)	—	—	11/2/2021	$—	(45,292)	(13,104)
Solaray, LLC(3)(15)(19)	—	—	9/9/2022	$—	—	—

Total Consumer Goods: Non-Durable					(45,292)	(13,104)
Healthcare & Pharmaceuticals 0.2%
Clinical Innovations, LLC(3)(15)(19)(22)	L + 6.00%	7.49%	10/17/2022	$153,563	128,728	127,649
Great Expressions Dental Centers PC(3)(12)(15)(19)	L + 4.75%	6.39%	9/28/2022	$983,614	969,683	966,109

Total Healthcare & Pharmaceuticals					1,098,411	1,093,758
High Tech Industries 0.1%
Zywave, Inc.(3)(13)(15)(19)	L + 5.00%	7.43%	11/17/2022	$287,802	272,177	287,802

Total High Tech Industries					272,177	287,802

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Media: Advertising, Printing & Publishing 0.1%
Ansira Holdings, Inc.(3)(15)(19)	—	—	12/20/2022	$—	—	—
Cruz Bay Publishing, Inc.(3)(15)(19)	P + 3.00%	7.50%	6/6/2019	$566,680	566,680	566,680

Total Media: Advertising, Printing & Publishing					566,680	566,680
Media: Diversified & Production 0.0%
Efficient Collaborative Retail Marketing Company, LLC(3)(15)(19)	—	—	6/15/2022	$—	—	—

Total Media: Diversified & Production					—	—
Retail 0.0%
Batteries Plus Holding Corporation(3)(15)(19)	—	—	7/6/2022	$—	—	—

Total Retail					—	—
Services: Business 0.1%
McKissock, LLC(3)(15)(19)	P + 2.50%	7.00%	8/5/2019	$708,350	708,350	708,350
Sovos Compliance, LLC(2)(3)(5)(15)(19)	—	—	3/1/2022	$—	(13,204)	(14,516)
TEI Holdings Inc.(3)(15)(19)	—	—	12/20/2022	$—	—	—

Total Services: Business					695,146	693,834
Transportation: Cargo 0.3%
ENC Holding Corporation(3)(15)(19)	P + 3.75%	8.25%	2/8/2023	$1,521,775	1,521,775	1,521,775

Total Transportation: Cargo					1,521,775	1,521,775
Transportation: Consumer 0.0%
Direct Travel, Inc.(3)(19)	—	—	12/1/2021	$—	—	—

Total Transportation: Consumer					—	—

Total Revolver					$7,266,436	$7,410,022

Second lien senior secured loan 23.2%
Aerospace & Defense 2.9%
TECT Power Holdings, LLC(15)(19)(21)	L + 8.50%	10.07%	12/27/2021	$14,757,969	14,483,760	14,772,727

Total Aerospace & Defense					14,483,760	14,772,727
Automotive 1.3%
OEConnection LLC(15)(19)(21)	L + 8.00%	9.69%	11/17/2025	$6,460,396	6,396,132	6,460,396

Total Automotive					6,396,132	6,460,396
Beverage, Food & Tobacco 0.3%
Restaurant Technologies, Inc.(15)(19)(21)	L + 8.75%	10.20%	11/23/2023	$1,693,548	1,663,433	1,697,782

Total Beverage, Food & Tobacco					1,663,433	1,697,782
Capital Equipment 1.1%
EXC Holdings III Corp.(15)(21)	L + 7.50%	9.16%	11/16/2025	$5,240,489	5,197,471	5,319,096

Total Capital Equipment					5,197,471	5,319,096
Energy: Oil & Gas 2.6%
Bruin E&P Partners, LLC(15)(19)	L + 7.38%	8.90%	3/7/2023	$13,020,000	12,805,884	13,150,200

Total Energy: Oil & Gas					12,805,884	13,150,200
Healthcare & Pharmaceuticals 5.1%
TecoStar Holdings, Inc.(15)(19)(21)	L + 8.50%	9.88%	11/1/2024	$9,471,942	9,246,013	9,481,414
U.S. Anesthesia Partners, Inc.(15)(19)(21)	L + 7.25%	8.82%	6/23/2025	$16,520,000	16,288,816	16,553,040

Total Healthcare & Pharmaceuticals					25,534,829	26,034,454
High Tech Industries 4.2%
Intralinks, Inc.(15)(21)	L + 8.00%	9.70%	11/10/2025	$13,469,388	13,335,962	13,458,168
nThrive, Inc.(15)(19)(21)	L + 9.75%	11.32%	4/20/2023	$8,000,000	7,980,000	7,960,000

Total High Tech Industries					21,315,962	21,418,168
Hotel, Gaming & Leisure 1.0%
NPC International, Inc.(15)(21)	L + 7.50%	9.05%	4/18/2025	$4,703,667	4,683,039	4,821,259

Total Hotel, Gaming & Leisure					4,683,039	4,821,259
Insurance 0.4%
Wink Holdco, Inc.(15)(21)	L + 6.75%	8.24%	11/2/2025	$2,039,478	2,029,614	2,064,972

Total Insurance					2,029,614	2,064,972
Media: Advertising, Printing & Publishing 1.1%
Learfield Communications LLC(15)(19)(21)	L + 7.25%	8.82%	12/2/2024	$5,400,000	5,351,468	5,454,000

Total Media: Advertising, Printing & Publishing					5,351,468	5,454,000

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Retail 0.2%
CH Hold Corp.(15)(21)	L + 7.25%	8.82%	2/3/2025	$1,215,470	1,210,312	1,242,818

Total Retail					1,210,312	1,242,818
Services: Business 1.0%
OPE Inmar Acquisition, Inc.(15)(21)	L + 8.00%	9.42%	5/1/2025	$5,058,410	5,003,214	5,048,925

Total Services: Business					5,003,214	5,048,925
Telecommunications 0.2%
Masergy Holdings, Inc.(15)(21)	L + 8.50%	10.19%	12/16/2024	$778,846	771,793	790,042

Total Telecommunications					771,793	790,042
Transportation: Cargo 1.8%
Direct ChassisLink, Inc.(18)(19)(21)	L + 6.00%	7.51%	6/15/2023	$9,031,936	8,986,776	9,212,575

Total Transportation: Cargo					8,986,776	9,212,575

Total Second lien senior secured loan					$115,433,687	$117,487,414

Total Corporate Debt					$621,714,822	$631,465,586

Equity 0.7%
Series A Preferred Units 0.4%
Healthcare & Pharmaceuticals 0.4%
CB Titan Holdings, Inc.(14)(19)	—	—	—	1,952,879	1,952,879	1,963,490

Total Healthcare & Pharmaceuticals					1,952,879	1,963,490

Total Series A Preferred Units					1,952,879	1,963,490

High Tech Industries 0.3%
Equity Interest 0.3%
Impala Private Investments, LLC(14)(19)	—	—	—	1,500,000	1,500,000	1,500,000

Total High Tech Industries					1,500,000	1,500,000

Total Equity Interest					1,500,000	1,500,000

Total Equity					$3,452,879	$3,463,490

Total Non-Controlled/Non-Affiliate Investments					$633,645,701	$643,067,956

Controlled Affiliate Investments 37.2%
Corporate Debt 0.4%
First lien senior secured loan 0.4%
Aerospace & Defense 0.4%
BCC Jetstream Holdings Aviation (On II), LLC(10)(11)(19)(20)	—	10.00%	6/2/2022	$1,837,216	1,837,216	1,837,216

Total Aerospace & Defense					1,837,216	1,837,216

Total First lien senior secured loan					$1,837,216	$1,837,216

Total Corporate Debt					$1,837,216	$1,837,216

Equity 36.8%
Equity Interest 36.8%
Aerospace & Defense 1.6%
BCC Jetstream Holdings Aviation (On II), LLC(10)(11)(14)(19)(20)	—	—	—	324,214	324,214	424,261
BCC Jetstream Holdings Aviation (Off I), LLC(6)(10)(11)(14)(19)(20)	—	—	—	7,403,505	7,403,505	7,838,831

Total Aerospace & Defense					7,727,719	8,263,092
Investment Vehicles 35.2%
Antares Bain Capital Complete Financing Solution LLC(6)(10)(11)(19)	—	—	—	178,052,288	178,052,288	178,409,807

Total Investment Vehicles					178,052,288	178,409,807

Total Equity Interest					$185,780,007	$186,672,899

Total Equity					$185,780,007	$186,672,899

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Unfunded Commitment 0.0%
Aerospace & Defense 0.0%
BCC Jetstream Holdings Aviation (On II), LLC(7)(10)(11)(14)(19)(20)	—	—	6/2/2022	—	—	—

Total Aerospace & Defense					—	—

Total Unfunded Commitment					—	—

Total Controlled Affiliate Investments					$187,617,223	$188,510,115

Total Investments					$821,262,924	$831,578,071

Cash Equivalents 26.4%
Goldman Sachs Financial Square Government Fund	—	1.23%	—	—	133,639,685	133,639,685

Total Cash Equivalents					$133,639,685	$133,639,685

Total Investments and Cash Equivalents					$954,902,609	$965,217,756

Forward Foreign Currency Exchange Contracts(8)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. DOLLARS 235,405	EURO 202,017	Bank of New York Mellon	1/2/2018	$(7,139)
U.S. DOLLARS 278,347	EURO 238,447	Bank of New York Mellon	2/2/2018	(8,463)
U.S. DOLLARS 16,380,814	EURO 15,080,000	Bank of New York Mellon	3/6/2018	(1,792,291)
U.S. DOLLARS 65,054	EURO 53,872	Bank of New York Mellon	4/3/2018	15
U.S. DOLLARS 12,118,964	EURO 10,080,000	Bank of New York Mellon	6/22/2018	(114,837)
U.S. DOLLARS 49,293	POUND STERLING 36,384	Bank of New York Mellon	1/2/2018	115
U.S. DOLLARS 40,752	POUND STERLING 30,542	Bank of New York Mellon	1/12/2018	(562)
U.S. DOLLARS 400,093	POUND STERLING 305,318	Citibank	1/31/2018	(13,196)
U.S. DOLLARS 9,647,586	POUND STERLING 7,635,000	Bank of New York Mellon	3/6/2018	(698,500)
U.S. DOLLARS 20,063,392	POUND STERLING 15,200,000	Citibank	6/22/2018	(614,324)
U.S. DOLLARS 8,060,115	POUND STERLING 6,090,000	Bank of New York Mellon	9/28/2018	(255,632)

				$(3,504,814)

(1)
The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L"), the Euro Interbank Offered Rate ("EURIBOR" or "E"), British Pound Sterling LIBOR Rate ("GBP LIBOR") or the Prime Rate ("Prime" or "P") and which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR, EURIBOR, GBP LIBOR or Prime and the current weighted average interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR, EURIBOR, GBP LIBOR or Prime interest rate floor.

(2)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.

(3)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee.

(4)
Percentages are based on the Company's net assets of $506,962,828 as of December 31, 2017.

(5)
The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)
The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company's total assets. As of December 31, 2017, non-qualifying assets totaled 28.1% of the Company's total assets.

(7)
The assets to be issued will be determined at the time the funds are called.

(8)
Unrealized appreciation/(depreciation) on forward currency exchange contracts.

(9)
The principal amount (par amount) for all debt securities is denominated in U.S. dollars, unless otherwise noted. £ represents Pound Sterling and A represents Euro.

(10)
As defined in the 1940 Act, the Company is deemed to be an "Affiliated Investment" of the Company as the Company owns five percent or more of the portfolio company's securities.

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

(11)
As defined in the 1940 Act, the Company is deemed to "Control" this portfolio company as the Company either owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

(12)
$50,014 of the total par amount for this security is at P + 3.75%.

(13)
$127,912 of the total par amount for this security is at P + 4.00%.

(14)
Non-Income Producing.

(15)
Loan includes interest rate floor of 1.00%.

(16)
Loan includes interest rate floor of 0.75%.

(17)
Loan includes interest rate floor of 0.50%.

(18)
Loan includes interest rate floor of 0.00%.

(19)
Security valued using unobservable inputs (Level 3).

(20)
The Company holds non-controlling, affiliate interest in an aircraft-owning special purpose vehicle through this investment.

(21)
Assets are pledged as collateral for the BCSF Revolving Credit Facility. See Note 6 "Borrowings".

(22)
The Company generally earns a higher interest rate on the "last out" tranche of debt, to the extent the debt has been allocated to "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

See Notes to Consolidated Financial Statements.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 1. Organization

        Bain Capital Specialty Finance, Inc. (the "Company") was formed on October 5, 2015 and commenced investment operations on October 13, 2016. The Company has elected to be treated and is regulated as a business development company (a "BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, for tax purposes the Company has elected to be treated, and intends to operate in a manner so as to continuously qualify, as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), commencing concurrently with its election to be treated as a BDC. The Company is externally managed by BCSF Advisors, LP (the "Advisor" or "BCSF Advisors"), our investment adviser that is registered with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Advisor also provides the administrative services necessary for the Company to operate (in such capacity, the "Administrator" or "BCSF Advisors").

        The Company's primary focus is capitalizing on opportunities within its Advisor's Senior Direct Lending Strategy, which seeks to provide risk-adjusted returns and current income to its stockholders by investing primarily in middle-market companies with between $10.0 million and $150.0 million in EBITDA. The Company focuses on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. The Company generally seeks to retain voting control in respect of the loans or particular classes of securities in which the Company invests through maintaining affirmative voting positions or negotiating consent rights that allow the Company to retain a blocking position. The Company may also invest in mezzanine debt and other junior securities and in secondary purchases of assets or portfolios, as described below. Investments are likely to include, among other things, (i) senior first lien, stretch senior, senior second lien, unitranche, (ii) mezzanine debt and other junior investments and (iii) secondary purchases of assets or portfolios that primarily consist of middle-market corporate debt. The Company may also invest, from time to time, in equity securities, distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The Company's unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). The Company's consolidated financial statements and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. These consolidated financial statements reflect adjustments that in the opinion of the Company are necessary for the fair statement of the financial position and results of operations for the periods presented herein and are not necessarily indicative of the full fiscal year. The Company has determined it meets the definition of an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946—Financial Services—Investment Companies. The functional currency of the Company is U.S. dollars and these consolidated financial statements have been prepared in that currency.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

        The information included in this Form 10-Q should be read in conjunction with the audited financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2017.

Basis of Consolidation

        The Company will generally consolidate any wholly, or substantially, owned subsidiary when the design and purpose of the subsidiary is to act as an extension of the Company's investment operations and to facilitate the execution of the Company's investment strategy. Accordingly, the Company consolidated the results of its subsidiaries BCSF I, LLC, which was formed on September 20, 2017, and BCC Middle Market CLO 2018-1, LLC, which was formed on August 3, 2018, in its consolidated financial statements. All intercompany transactions and balances have been eliminated in consolidation. Since the Company is an investment company, portfolio investments held by the Company are not consolidated into the consolidated financial statements. The portfolio investments held by the Company (including its investments held by consolidated subsidiaries) are included on the consolidated statements of assets and liabilities as investments at fair value. The Company does not consolidate its interest in Antares Bain Capital Complete Financing Solution LLC (together with ABC Complete Financing Solution LLC, "ABCS"). See further description of the Company's investment in ABCS in Note 3.

Use of Estimates

        The preparation of the consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Portfolio Investments

        Investments for which market quotations are readily available are typically valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Company will be valued on the basis of prices provided by principal market makers. Generally investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value, subject at all times to the oversight and approval of the board of directors of the Company (the "Board"), based on, among other things, the input of the Advisor, the Company's audit committee of the Board (the "Audit Committee) and one or more independent third party valuation firms engaged by the Board.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

        With respect to unquoted securities, the Company will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

        With respect to investments for which market quotations are not readily available, the Advisor will undertake a multi-step valuation process, which includes among other things, the below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Advisor responsible for the portfolio investment or by an independent valuation firm;

  •
  Preliminary valuation conclusions are then documented and discussed with the Company's senior management and the Advisor. Agreed upon valuation recommendations are presented to the Audit Committee;

  •
  The Audit Committee of the Board reviews the valuations presented and recommends values for each of the investments to the Board;

  •
  At least once annually, the valuation for each portfolio investment constituting a material portion of the Company's portfolio will be reviewed by an independent valuation firm; and

  •
  The Board will discuss valuations and determine the fair value of each investment in good faith based upon, among other things, the input of the Advisor, independent valuation firms, where applicable, and the Audit Committee.

        In following this approach, the types of factors that are taken into account in the fair value pricing of investments include, as relevant, but are not limited to: comparison to publicly traded securities, including factors such as yield, maturity and measures of credit quality; the enterprise value of a portfolio company; the nature and realizable value of any collateral; the portfolio company's ability to make payments and its earnings and discounted cash flows; and the markets in which the portfolio company does business. In cases where an independent valuation firm provides fair valuations for investments, the independent valuation firm provides a fair valuation report, a description of the methodology used to determine the fair value and their analysis and calculations to support their conclusion. The Company determines the fair value of its investment in ABCS giving consideration to the assets and liabilities of ABCS, at fair value, including consideration of any necessary adjustments. The Company currently conducts this valuation process on a quarterly basis.

        The Company applies ASC Topic 820, Fair Value Measurement ("ASC 820"), which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Company determines the fair value of investments consistent with its valuation policy. The Company discloses the fair value

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

        A financial instrument's level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.

        Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Company evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Company considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered include the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment.

        The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

Securities Transactions, Revenue Recognition and Expenses

        The Company records its investment transactions on a trade date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. Upon prepayment of a loan or debt security, any prepayment premium, unamortized upfront loan origination fees and unamortized discount are recorded as interest income.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

        Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investment are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

        Certain investments may have contractual payment-in-kind ("PIK") interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income, as applicable.

        Certain structuring fees and amendment fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered.

        Expenses are recorded on an accrual basis.

Non-Accrual Loans

        Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management's judgment, principal and interest payments are likely to remain current. The Company may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of September 30, 2018 and December 31, 2017, no securities had been placed on non-accrual status.

Distributions

        Distributions to common stockholders are recorded on the record date. The amount to be distributed, if any, is determined by the Board each quarter, and is generally based upon the earnings estimated by the Advisor. Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with U.S. GAAP. The Company may pay distributions to its stockholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. This excess generally would be a tax-free return of capital in the period and generally would reduce the stockholder's tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

paid-in capital in excess of par, accumulated undistributed net investment income or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses.

        The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and, depending upon the level of the Company's taxable income earned in a year, the Company may choose to carry forward taxable income for distribution in the following year and incur applicable U.S. federal excise tax.

Dividend Reinvestment Plan

        The Company has adopted a dividend reinvestment plan that provides for the reinvestment of cash dividends. Prior to the listing of the Company's shares on a national securities exchange (a "Listing"), stockholders who "opt in" to the Company's dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of the Company's common stock, rather than receiving cash dividends and distributions.

        Subsequent to a Listing, stockholders who do not "opt out" of the Company's dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of the Company's common stock, rather than receiving cash dividends and distributions.

        Stockholders can elect to "opt in" or "opt out" of the Company's dividend reinvestment plan in their Subscription Agreements, as defined in Note 9. The elections of stockholders that make an election prior to a Listing shall remain effective after the Listing.

Organization and Offering Costs

        Organization costs consist primarily of legal, incorporation and accounting fees incurred in connection with the organization of the Company. Organization costs are expensed as incurred.

        Offering costs consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Upon the issuance of shares, offering costs are offset against proceeds of the offering in paid-in capital in excess of par.

Cash, Restricted Cash, and Cash Equivalents

        Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents are carried at cost or amortized cost, which approximates fair value. The Company may deposit its cash and cash equivalents in financial institutions and, at certain times, such balances may exceed the Federal Deposit Insurance Corporation insurance limits. Cash equivalents are presented separately on the consolidated schedules of investments. Restricted cash is collected and held by the trustee who has been appointed as custodian of the assets securing certain of the Company's financing transactions.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

Foreign Currency Translation

        The accounting records of the Company are maintained in U.S. dollars. The fair values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currency are translated to U.S. dollars based on the current exchange rates at the end of each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. Unrealized gains and losses on foreign currency holdings and non-investment assets and liabilities attributable to the changes in foreign currency exchange rates are included in the net change in unrealized appreciation (depreciation) on foreign currency translation on the consolidated statements of operations. Net realized gains and losses on foreign currency holdings and non-investment assets and liabilities attributable to changes in foreign currency exchange rates are included in net realized gain (loss) on foreign currency transactions on the consolidated statements of operations. The portion of both realized and unrealized gains and losses on investments that result from changes in foreign currency exchange rates is not separately disclosed, but is included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments, respectively, on the consolidated statements of operations.

Forward Currency Exchange Contracts

        The Company may enter into forward currency exchange contracts to reduce the Company's exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. A forward currency exchange contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Company does not utilize hedge accounting and as such the Company recognizes the value of its derivatives at fair value on the consolidated statements of assets and liabilities with changes in the net unrealized appreciation (depreciation) on forward currency exchange contracts recorded on the consolidated statements of operations. Forward currency exchange contracts are valued using the prevailing forward currency exchange rate of the underlying currencies. Unrealized appreciation (depreciation) on forward currency exchange contracts are recorded on the consolidated statements of assets and liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Cash collateral maintained in accounts held by counterparties is included in collateral on forward currency exchange contracts on the consolidated statements of assets and liabilities. Notional amounts and the gross fair value of forward currency exchange contracts assets and liabilities are presented separately on the consolidated schedules of investments.

        Changes in net unrealized appreciation (depreciation) are recorded on the consolidated statements of operations in net change in unrealized appreciation (depreciation) on forward currency exchange contracts. Net realized gains and losses are recorded on the consolidated statements of operations in net realized gain (loss) on forward currency exchange contracts. Realized gains and losses on forward currency exchange contracts are determined using the difference between the fair market value of the forward currency exchange contract at the time it was opened and the fair market value at the time it was closed or covered. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

Deferred Financing Costs and Debt Issuance Costs

        The Company records costs related to issuance of revolving debt obligations as deferred financing costs. These costs are deferred and amortized using the straight-line method over the stated maturity life of the obligation. The Company records costs related to the issuance of term debt obligations as debt issuance costs. These costs are deferred and amortized using the effective interest method. These costs are presented as a reduction to the outstanding principal amount of the term debt obligations on the consolidated statements of assets and liabilities.

Income Taxes

        The Company has elected to be treated for U.S. federal income tax purposes as a RIC under the Code. So long as the Company maintains its status as a RIC, it will generally not be subject to corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually as dividends to its stockholders. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company's stockholders and will not be reflected in the consolidated financial statements of the Company.

        The Company intends to comply with the applicable provisions of the Code pertaining to RICs and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. For income tax purposes, distributions made to stockholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of distributions paid to stockholders through September 30, 2018 may include return of capital, however, the exact amount cannot be determined at this point. The final determination of the tax character of distributions will not be made until we file our tax return for the tax year ending December 31, 2018. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. BCSF I, LLC and BCC Middle Market CLO 2018-1, LLC are disregarded entities for tax purposes and are consolidated with the tax return of the Company.

        The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes, if any, are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. Management has analyzed the Company's tax positions, and has concluded that no liability for unrecognized tax benefits related to uncertain tax positions on returns to be filed by the Company for all open tax years should be recorded. The Company identifies its major tax jurisdiction as the United States, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. As of September 30, 2018, the tax years that remain subject to examination are from the year 2016 forward.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

Recent Accounting Pronouncements

        In March 2017, the FASB issued ASU 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium by requiring the premium to be amortized to the earliest call date. This new guidance is effective for fiscal years beginning after December 15, 2018, as well as for interim periods within those fiscal years. Early adoption is permitted. The Company does not believe these changes will have a material impact on its consolidated financial statements and disclosures.

        In August 2018, the FASB issued ASU 2018-13, "Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement." ASU 2018-13 is part of the disclosure framework project and eliminates certain disclosure requirements for fair value measurements, requires entities to disclose new information, and modifies existing disclosure requirements. The new guidance is effective after December 15, 2019. Early adoption is permitted. The Company is currently evaluating the impact this change will have on its consolidated financial statements and disclosures.

Note 3. Investments

        The following table shows the composition of the investment portfolio, at amortized cost and fair value as of September 30, 2018 (with corresponding percentage of total portfolio investments):

	As of September 30, 2018
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
First Lien Senior Secured Loans	$764,087,554	57.0%	$768,797,174	56.9%
First Lien Last Out Loans	29,740,058	2.2	30,397,170	2.2
Second Lien Senior Secured Loans	214,158,341	16.0	215,053,521	15.9
Subordinated Debt	24,702,741	1.8	24,700,000	1.8
Corporate Bonds	33,898,598	2.5	33,175,470	2.5
Investment Vehicles(1)	256,316,439	19.1	258,632,338	19.1
Equity Interests	16,905,906	1.3	18,616,855	1.4
Preferred Equity	1,952,879	0.1	2,070,053	0.2

Total	$1,341,762,516	100.0%	$1,351,442,581	100.0%

(1)
Represents equity investment in ABCS.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio, at amortized cost and fair value as of December 31, 2017 (with corresponding percentage of total portfolio investments):

	As of December 31, 2017
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
First Lien Senior Secured Loans	$478,807,128	58.3%	$485,319,396	58.4%
First Lien Last Out Loans	29,329,934	3.6	30,515,994	3.7
Second Lien Senior Secured Loans	115,414,976	14.1	117,467,412	14.1
Corporate Bonds	8,478,000	1.0	8,138,880	1.0
Investment Vehicles(1)	178,052,288	21.7	178,409,807	21.4
Equity Interests	9,227,719	1.1	9,763,092	1.2
Preferred Equity	1,952,879	0.2	1,963,490	0.2

Total	$821,262,924	100.0%	$831,578,071	100.0%

(1)
Represents equity investment in ABCS.

        The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value as of September 30, 2018 (with corresponding percentage of total portfolio investments):

	As of September 30, 2018
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
United States(1)	$1,203,050,307	89.6%	$1,211,946,504	89.7%
United Kingdom	57,211,036	4.3	57,352,935	4.2
Ireland	24,003,412	1.8	25,082,571	1.9
Sweden	18,304,892	1.4	17,947,910	1.3
Norway	14,780,468	1.1	14,760,250	1.1
France	13,055,567	1.0	12,913,369	1.0
Netherlands	11,356,834	0.8	11,439,042	0.8

Total	$1,341,762,516	100.0%	$1,351,442,581	100.0%

(1)
Includes equity investment in ABCS.

        The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value as of December 31, 2017 (with corresponding percentage of total portfolio investments):

	As of December 31, 2017
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
United States(1)	$756,040,605	92.1%	$761,507,039	91.6%
United Kingdom	37,158,801	4.5	39,741,793	4.8
Ireland	23,929,845	2.9	25,677,474	3.1
Netherlands	4,133,673	0.5	4,651,765	0.5

Total	$821,262,924	100.0%	$831,578,071	100.0%

(1)
Includes equity investment in ABCS.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of September 30, 2018 (with corresponding percentage of total portfolio investments):

	As of September 30, 2018
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
Investment Vehicles(1)	$256,316,439	19.1%	$258,632,338	19.1%
High Tech Industries	189,566,425	14.1	191,434,754	14.2
Healthcare & Pharmaceuticals	106,449,969	7.9	106,217,351	7.9
Services: Business	94,199,547	7.0	94,193,051	7.0
Aerospace & Defense	81,489,111	6.1	82,291,399	6.1
Hotel, Gaming & Leisure	72,571,003	5.4	73,530,045	5.4
Consumer Goods: Non-Durable	53,835,324	4.0	54,124,605	4.0
Transportation: Cargo	51,020,267	3.8	51,298,122	3.8
Capital Equipment	48,362,821	3.6	48,747,952	3.6
Retail	40,351,182	3.0	40,425,958	3.0
Containers, Packaging & Glass	35,366,817	2.6	35,335,491	2.6
Energy: Oil & Gas	30,580,293	2.3	30,731,999	2.2
Construction & Building	28,079,234	2.1	29,118,560	2.2
Wholesale	28,527,781	2.1	28,746,541	2.1
Insurance	24,902,551	1.9	24,867,121	1.8
Automotive	23,696,376	1.8	23,924,720	1.8
Energy: Electricity	22,419,958	1.7	22,417,787	1.7
Services: Consumer	21,029,247	1.6	21,206,727	1.6
Environmental Industries	19,098,906	1.4	19,533,532	1.4
Consumer Goods: Durable	17,174,674	1.3	17,334,702	1.3
Media: Broadcasting & Subscription	16,953,518	1.3	17,129,550	1.3
Beverage, Food & Tobacco	16,642,868	1.3	16,683,669	1.2
Telecommunications	15,266,863	1.1	15,202,035	1.1
Media: Diversified & Production	10,620,959	0.8	11,318,099	0.8
Real Estate	10,693,059	0.8	10,791,720	0.8
Utilities: Electric	9,885,536	0.7	9,063,470	0.7
Chemicals, Plastics & Rubber	7,370,290	0.5	7,742,816	0.6
Media: Advertising, Printing & Publishing	5,658,849	0.4	5,733,872	0.4
FIRE: Finance	3,632,649	0.3	3,664,595	0.3
Banking	—	0.0	—	0.0
Transportation: Consumer	—	0.0	—	0.0

Total	$1,341,762,516	100.0%	$1,351,442,581	100.0%

(1)
Represents equity investment in ABCS.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of December 31, 2017 (with corresponding percentage of total portfolio investments):

	As of December 31, 2017
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
Investment Vehicles(1)	$178,052,288	21.7%	$178,409,807	21.4%
High Tech Industries	105,919,464	12.9	106,185,758	12.8
Healthcare & Pharmaceuticals	68,318,089	8.3	68,687,910	8.3
Services: Business	60,000,491	7.3	60,598,544	7.3
Aerospace & Defense	44,021,059	5.4	44,898,545	5.4
Beverage, Food & Tobacco	35,301,640	4.3	35,673,127	4.3
Capital Equipment	31,499,131	3.8	32,104,902	3.9
Wholesale	27,025,660	3.3	27,187,662	3.3
Energy: Oil & Gas	26,472,225	3.2	26,957,462	3.2
Containers, Packaging & Glass	25,227,891	3.1	25,329,872	3.0
Automotive	24,194,235	3.0	24,512,807	2.9
Media: Diversified & Production	20,524,304	2.5	21,886,325	2.6
Consumer Goods: Non-Durable	20,925,794	2.6	21,241,067	2.6
Environmental Industries	19,064,227	2.3	20,256,052	2.4
Construction & Building	15,970,504	1.9	17,521,014	2.1
Consumer Goods: Durable	15,105,349	1.8	15,118,365	1.8
Media: Broadcasting & Subscription	14,927,621	1.8	15,019,941	1.8
Retail	14,389,584	1.8	14,416,081	1.7
Telecommunications	13,476,372	1.6	13,778,898	1.7
Insurance	12,192,503	1.5	12,238,811	1.5
Real Estate	10,644,272	1.3	10,863,204	1.3
Transportation: Cargo	10,508,551	1.3	10,734,350	1.3
Chemicals, Plastics & Rubber	8,441,194	1.0	8,996,750	1.1
Utilities: Electric	8,478,000	1.0	8,138,880	1.0
Media: Advertising, Printing & Publishing	5,918,148	0.7	6,020,680	0.7
Hotel, Gaming & Leisure	4,664,328	0.6	4,801,257	0.6
Banking	—	0.0	—	0.0
Transportation: Consumer	—	0.0	—	0.0

Total	$821,262,924	100.0%	$831,578,071	100.0%

(1)
Represents equity investment in ABCS.

Antares Bain Capital Complete Financing Solution

        The Company has entered into a limited liability company agreement with Antares Midco Inc. ("Antares") to invest in ABC Complete Financing Solution LLC, which makes investments through its subsidiary, Antares Bain Capital Complete Financing Solution LLC (together with ABC Complete

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

Financing Solution LLC, "ABCS"). ABCS, an unconsolidated Delaware limited liability company, was formed on September 27, 2017 and commenced operations on November 29, 2017. ABCS' principal purpose is to make investments, primarily in senior secured unitranche loans. The Company records its investment in ABCS at fair value. Distributions of income received from ABCS, if any, are recorded as dividend income from controlled investments in the consolidated statements of operations. Distributions received from ABCS in excess of income earned at ABCS, if any, are recorded as a return of capital and reduce the amortized cost of controlled affiliate investments.

        The Company and Antares, as members of ABCS, have agreed to contribute capital up to (subject to the terms of their agreement) $950.0 million in aggregate to purchase equity interests in ABCS, with each member contributing up to $425.0 million and $525.0 million, respectively. Funding of such commitments generally requires the consent of both Antares Credit Opportunities Manager LLC and the Advisor on behalf of Antares and the Company, respectively. ABCS is capitalized with capital contributions from its members on a pro-rata basis based on their maximum capital contributions as transactions are funded after they have been approved.

        Investment decisions of ABCS require the consent of both the Advisor and Antares Credit Opportunities Manager LLC, as representatives of the Company and Antares, respectively. Each of the Advisor and Antares source investments for ABCS.

        As of September 30, 2018, ABCS had the following maximum capital contributions, contributions and unfunded capital contributions from its members.

	As of September 30, 2018
	Maximum Capital Contributions	Contributed Capital	Unfunded Capital Contributions
Bain Capital Specialty Finance, Inc.	$425,000,000	$257,626,698	$167,373,302
Antares Midco Inc.	525,000,000	318,239,042	206,760,958

Total Investments	$950,000,000	$575,865,740	$374,134,260

        As of December 31, 2017, ABCS had the following maximum capital contributions, contributions and unfunded capital contributions from its members.

	As of December 31, 2017
	Maximum Capital Contributions	Contributed Capital	Unfunded Capital Contributions
Bain Capital Specialty Finance, Inc.	$425,000,000	$178,052,288	$246,947,712
Antares Midco Inc.	525,000,000	219,941,870	305,058,130

Total Investments	$950,000,000	$397,994,158	$552,005,842

        ABCS entered into a senior credit facility with JP Morgan on November 29, 2017 (the "ABCS Facility"). The ABCS Facility allows ABCS to borrow up to $1.5 billion subject to leverage and borrowing base restrictions. The maturity date of the ABCS Facility is November 29, 2022. As of September 30, 2018 and December 31, 2017, the ABCS Facility had $929.8 million and $592.1 million

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

of outstanding debt under the credit facility, respectively. As of September 30, 2018 and December 31, 2017, the effective rate on the ABCS Facility was 5.09% and 4.30% per annum, respectively.

        As of September 30, 2018 and December 31, 2017, ABCS held total investments at fair value of $1,492.3 million and $956.2 million, respectively. As of September 30, 2018 and December 31, 2017, ABCS's portfolio was comprised of senior secured unitranche loans of 19 and 14 different borrowers, respectively. As of September 30, 2018 and December 31, 2017, there were no loans on non-accrual status. The portfolio companies in ABCS are in industries similar to those in which the Company may invest directly. Below is a summary of ABCS's portfolio, followed by a portfolio listing as of September 30, 2018 and December 31, 2017:

	As of
	September 30, 2018	December 31, 2017
Total first lien senior secured loans(1)	$1,496,894,149	$956,536,905
Weighted average yield on first lien unitranche loans(2)	8.3%	8.1%
Largest loan to a single borrower(1)	$119,186,478	$106,231,058
Total of five largest loans to borrowers(1)	$559,029,976	$465,635,606
Number of borrowers in the ABCS	19	14
Commitments to fund delayed draw loans(3)	$43,700,328	$25,087,777

(1)
At principal amount.

(2)
Based on par amount.

(3)
As discussed above, these commitments have been approved by ABCS.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

        Below is certain summarized financial information for ABCS as of September 30, 2018 and December 31, 2017 and for the three and nine months ended September 30, 2018:

Selected Balance Sheet Information

	As of
	September 30, 2018	December 31, 2017
Loans, net of allowance of $12,745,780 and $0, respectively(1)	$1,474,881,810	$956,184,609
Cash, restricted cash and other assets	40,707,358	33,348,801

Total assets	$1,515,589,168	$989,533,410

Debt(2)	$926,058,511	$587,657,029
Other liabilities	13,401,675	3,340,372

Total liabilities	$939,460,186	$590,997,401

Members' equity	576,128,982	398,536,009

Total liabilities and members' equity	$1,515,589,168	$989,533,410

(1)
ABCS is not considered an investment company and does not follow the accounting and reporting guidelines in ASC 946. ABCS applies an allowance for loan loss methodology prescribed by FASB topic ASC 310, Receivables, and FASB ASC 450 Contingencies. The allowance for loan loss as of September 30, 2018 is a general allowance, there was no specific allowance for loan losses during the period. The Company estimates a fair value for each loan in the ABCS portfolio, which is presented in the Antares Bain Capital Complete Financing Solution schedule of investments below, which is an input to the Company's valuation of ABCS as a whole.

(2)
Net of $3.8 and $4.5 million deferred financing costs for the ABCS Facility, as of September 30, 2018 and December 31, 2017, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

Selected Statement of Operations Information

	For the Three Months Ended September 30, 2018	For the Nine Months Ended September 30, 2018
Interest income	$29,224,155	$72,352,543
Fee income	88,939	1,035,581

Total revenues	29,313,094	73,388,124
Credit facility expenses(1)	12,563,745	32,283,527
Other fees and expenses	13,848,375	16,326,361

Total expenses	26,412,120	48,609,888

Net investment income	2,900,974	24,778,236
Net realized gains	—	—
Net change in unrealized appreciation (depreciation) on investments	—	—

Net increase in members' capital from operations	$2,900,974	$24,778,236

(1)
As of September 30, 2018 and December 31 2017, the ABCS Facility had $929.8 million and $592.1 million of outstanding debt, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

Loan Origination and Structuring Fees

        ABCS is obligated to pay sourcing fees to the applicable member, or its affiliate, that sources the deal. For the three and nine months ended September 30, 2018, the Company did not earn any sourcing fees.

Antares Bain Capital Complete Financing Solution

Schedule of Investments
As of September 30, 2018
(Unaudited)

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Carrying Value	Fair Value(2)
Investments
Corporate Debt
Delayed Draw Term Loan
Capital Equipment
Winchester Electronics Corporation	L + 6.50%	8.74%	6/30/2022	$11,209,129	11,209,128	11,209,129

Total Capital Equipment					11,209,128	11,209,129
Chemicals, Plastics & Rubber
PRCC Holdings, Inc.(6)	L + 6.50%	8.75%	2/1/2021	$12,003,338	12,003,338	12,003,338

Total Chemicals, Plastics & Rubber					12,003,338	12,003,338
Consumer Goods: Non-Durable
Solaray, LLC(9)	L + 6.50%	8.84%	9/9/2023	$25,689,049	25,530,436	25,689,049

Total Consumer Goods: Non-Durable					25,530,436	25,689,049
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L + 5.75%	7.99%	12/20/2022	$2,480,981	2,480,981	2,480,981

Total Media: Advertising, Printing & Publishing					2,480,981	2,480,981
Services: Business
Element Buyer, Inc.(14)	—	—	7/19/2025	$—	—	(63,334)
McKissock, LLC	L + 5.75%	8.14%	8/5/2021	$2,611,626	2,611,626	2,611,626

Total Services: Business					2,611,626	2,548,292
Transportation: Consumer
Direct Travel, Inc.(13)	L + 6.50%	8.87%	12/1/2021	$1,678,445	1,678,445	1,678,445

Total Transportation: Consumer					1,678,445	1,678,445

Total Delayed Draw Term Loan					55,513,954	55,609,234

First lien senior secured loan
Aerospace & Defense
API Technologies Corp.(12)	L + 6.00%	8.25%	4/20/2024	$118,454,372	117,084,473	117,862,100

Total Aerospace & Defense					117,084,473	117,862,100
Banking
Tidel Engineering, L.P.	L + 6.25%	8.64%	3/1/2024	$80,924,185	80,924,185	81,733,427

Total Banking					80,924,185	81,733,427

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Carrying Value	Fair Value(2)
Capital Equipment
Abracon Group Holding, LLC	L + 5.75%	8.08%	7/18/2024	$81,700,860	80,517,278	80,883,851
Aramsco, Inc.	L + 5.25%	7.49%	8/28/2024	$50,469,044	49,475,319	49,712,008
Winchester Electronics Corporation	L + 6.50%	8.73%	6/30/2022	$84,286,513	84,182,091	84,286,513

Total Capital Equipment					214,174,688	214,882,372
Chemicals, Plastics & Rubber
AP Plastics Group, LLC	L + 5.25%	7.35%	8/1/2022	$50,585,308	50,529,842	50,585,308
PRCC Holdings, Inc.(5)	L + 6.50%	8.75%	2/1/2021	$74,600,327	74,600,327	74,600,327

Total Chemicals, Plastics & Rubber					125,130,169	125,185,635
Construction & Building
Stanton Carpet Corp.(11)	L + 5.50%	7.79%	11/21/2022	$61,334,534	61,278,330	61,334,534

Total Construction & Building					61,278,330	61,334,534
Consumer Goods: Durable
Home Franchise Concepts, Inc.	L + 5.00%	7.13%	7/9/2024	$72,381,714	72,033,992	71,657,897

Total Consumer Goods: Durable					72,033,992	71,657,897
Consumer Goods: Non-Durable
Solaray, LLC(8)	L + 6.50%	8.83%	9/9/2023	$85,806,327	85,806,327	85,806,327

Total Consumer Goods: Non-Durable					85,806,327	85,806,327
Energy: Oil & Gas
Amspec Services, Inc.	L + 5.75%	8.09%	7/2/2024	$90,250,950	89,161,196	88,445,931

Total Energy: Oil & Gas					89,161,196	88,445,931
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L + 5.75%	7.99%	12/20/2022	$82,215,157	82,060,449	82,215,157
Cruz Bay Publishing, Inc.(3)	L + 5.75%	8.11%	6/6/2019	$11,646,589	11,646,589	11,646,589
Cruz Bay Publishing, Inc.(4)	L + 6.75%	9.16%	6/6/2019	$3,889,335	3,889,335	3,889,335

Total Media: Advertising, Printing & Publishing					97,596,373	97,751,081
Media: Diversified & Production
Efficient Collaborative Retail Marketing Company, LLC	L + 6.75%	9.14%	6/15/2022	$23,030,252	23,030,252	22,857,525
Efficient Collaborative Retail Marketing Company, LLC	L + 6.75%	9.14%	6/15/2022	$33,741,229	33,029,405	33,488,170

Total Media: Diversified & Production					56,059,657	56,345,695
Retail
Batteries Plus Holding Corporation	L + 6.75%	8.83%	7/6/2022	$68,156,203	68,156,203	68,156,203

Total Retail					68,156,203	68,156,203
Services: Business
Element Buyer, Inc.	L + 5.25%	7.50%	7/19/2025	$85,500,900	83,886,496	85,287,148
McKissock, LLC	L + 5.75%	8.14%	8/5/2021	$8,091,711	8,091,711	8,091,711
McKissock, LLC	L + 5.75%	8.14%	8/5/2021	$42,249,930	41,882,258	42,566,804
TEI Holdings Inc.(10)	L + 6.00%	8.39%	12/20/2023	$119,186,478	118,486,535	118,888,511

Total Services: Business					252,347,000	254,834,174

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Carrying Value	Fair Value(2)
Transportation: Consumer
Direct Travel, Inc.(7)	L + 6.50%	8.84%	12/1/2021	$112,719,663	112,361,043	112,719,663

Total Transportation: Consumer					112,361,043	112,719,663

Total First lien senior secured loan					1,432,113,636	1,436,715,039

Total Corporate Debt					$1,487,627,590	$1,492,324,273

Total Investments					$1,487,627,590	$1,492,324,273

(1)
The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L") which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR and the current weighted average interest rate in effect at September 30, 2018. Certain investments are subject to a LIBOR interest rate floor.

(2)
Fair Value determined by the Advisor.

(3)
$158,063 of the total par amount for this security is at P + 4.75%.

(4)
$52,785 of the total par amount for this security is at P + 5.75%.

(5)
$393,462 of the total par amount for this security is at P + 5.50%.

(6)
$62,615 of the total par amount for this security is at P + 5.50%.

(7)
$283,215 of the total par amount for this security is at P + 5.50%.

(8)
$218,341 of the total par amount for this security is at P + 5.50%.

(9)
$64,715 of the total par amount for this security is at P + 5.50%.

(10)
$298,713 of the total par amount for this security is at P + 5.00%.

(11)
$1,494,638 of the total par amount for this security is at P + 5.50%.

(12)
$296,878 of the total par amount for this security is at P + 5.00%.

(13)
$2,229 of the total par amount for this security is at P + 5.50%.

(14)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

Antares Bain Capital Complete Financing Solution

Schedule of Investments
As of December 31, 2017

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Amortized Cost	Fair Value(2)
Investments
Corporate Debt
Delayed Draw Term Loan
Capital Equipment
Winchester Electronics Corporation	L + 6.50%	8.17%	6/30/2022	$11,294,304	$11,294,304	$11,294,304

Total Capital Equipment					11,294,304	11,294,304
Chemicals, Plastics & Rubber
PRCC Holdings, Inc.(6)	L + 6.50%	8.08%	2/1/2021	$12,191,184	12,191,184	12,191,184

Total Chemicals, Plastics & Rubber					12,191,184	12,191,184
Consumer Goods: Non-Durable
Solaray, LLC	L + 6.50%	8.07%	9/9/2023	$15,496,531	15,496,531	15,496,531

Total Consumer Goods: Non-Durable					15,496,531	15,496,531
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L + 6.50%	8.19%	12/20/2022	$6,228,599	6,228,599	6,228,599

Total Media: Advertising, Printing & Publishing					6,228,599	6,228,599
Services: Business
McKissock, LLC	L + 6.00%	7.94%	8/5/2019	$2,631,338	2,631,338	2,631,338

Total Services: Business					2,631,338	2,631,338
Transportation: Consumer
Direct Travel, Inc.	L + 6.50%	8.01%	12/1/2021	$7,654,382	7,654,382	7,654,382

Total Transportation: Consumer					7,654,382	7,654,382

Total Delayed Draw Term Loan					$55,496,338	$55,496,338

First Lien Senior Secured Loan
Banking
Tidel Engineering, L.P.	L + 6.25%	7.94%	3/1/2024	$80,924,185	80,924,185	80,924,185

Total Banking					80,924,185	80,924,185
Capital Equipment
Winchester Electronics Corporation	L + 6.50%	8.19%	6/30/2022	$75,343,060	75,272,510	75,272,510

Total Capital Equipment					75,272,510	75,272,510
Chemicals, Plastics & Rubber
AP Plastics Group, LLC(3)	L + 6.25%	7.63%	8/1/2022	$50,972,104	50,972,104	50,972,104
PRCC Holdings, Inc.(5)	L + 6.50%	8.08%	2/1/2021	$75,780,714	75,780,714	75,780,714

Total Chemicals, Plastics & Rubber					126,752,818	126,752,818
Construction & Building
Stanton Carpet Corp.(7)	L + 6.50%	8.07%	11/21/2022	$65,131,658	65,131,658	65,131,658

Total Construction & Building					65,131,658	65,131,658
Consumer Goods: Non-Durable
Solaray, LLC	L + 6.50%	8.00%	9/9/2023	$86,461,350	86,179,604	86,179,604

Total Consumer Goods: Non-Durable					86,179,604	86,179,604

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 3. Investments (Continued)

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Amortized Cost	Fair Value(2)
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L + 6.50%	8.19%	12/20/2022	$76,608,806	76,608,806	76,608,806
Cruz Bay Publishing, Inc.	L + 5.75%	7.13%	6/6/2019	$12,170,869	12,170,869	12,170,869
Cruz Bay Publishing, Inc.(4)	L + 6.75%	8.47%	6/6/2019	$4,064,416	4,064,416	4,064,416

Total Media: Advertising, Printing & Publishing					92,844,091	92,844,091
Media: Diversified & Production
Efficient Collaborative Retail Marketing Company, LLC	L + 6.75%	8.44%	6/15/2022	$35,840,087	35,840,087	35,840,087

Total Media: Diversified & Production					35,840,087	35,840,087
Retail
Batteries Plus Holding Corporation	L + 6.50%	8.32%	7/6/2022	$68,677,806	68,677,806	68,677,806

Total Retail					68,677,806	68,677,806
Services: Business
McKissock, LLC	L + 6.00%	7.94%	8/5/2019	$8,152,786	8,152,786	8,152,786
McKissock, LLC	L + 6.00%	7.94%	8/5/2019	$17,100,285	17,100,285	17,100,285
TEI Holdings Inc.(8)	L + 6.50%	8.13%	12/20/2023	$74,173,614	74,173,614	74,173,614

Total Services: Business					99,426,685	99,426,685
Transportation: Cargo
ENC Holding Corporation	L + 6.50%	8.05%	2/8/2023	$71,062,151	71,062,151	71,062,151

Total Transportation: Cargo					71,062,151	71,062,151
Transportation: Consumer
Direct Travel, Inc.	L + 6.50%	7.95%	12/1/2021	$98,576,676	98,576,676	98,576,676

Total Transportation: Consumer					98,576,676	98,576,676

Total First Lien Senior Secured Loan					$900,688,271	$900,688,271

Total Corporate Debt					$956,184,609	$956,184,609

Total Investments					$956,184,609	$956,184,609

(1)
The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L") or the Prime Rate ("Prime" or "P") which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR and the current weighted average interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.

(2)
Fair Value determined by the Advisor.

(3)
$128,932 of the total par amount for this security is at P + 5.25%.

(4)
$52,785 of the total par amount for this security is at P + 5.75%.

(5)
$393,462 of the total par amount for this security is at P + 5.50%.

(6)
$62,615 of the total par amount for this security is at P + 5.50%.

(7)
$163,237 of the total par amount for this security is at P + 5.50%.

(8)
$186,836 of the total par amount for this security is at P + 5.50%.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 4. Fair Value Measurements

Fair Value Disclosures

        The following table presents fair value measurements of investments by major class, cash equivalents and derivatives as of September 30, 2018, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
First Lien Senior Secured Loans	$—	$345,730,180	$423,066,994	$768,797,174
First Lien Last Out Loans	—	—	30,397,170	30,397,170
Second Lien Senior Secured Loans	—	90,338,863	124,714,658	215,053,521
Subordinated Debt	—	—	24,700,000	24,700,000
Corporate Bonds	—	33,175,470	—	33,175,470
Investment Vehicles(1)	—	—	258,632,338	258,632,338
Equity Interest	—	—	18,616,855	18,616,855
Preferred Equity	—	—	2,070,053	2,070,053

Total Investments	$—	$469,244,513	$882,198,068	$1,351,442,581

Cash equivalents	$148,411,966	$—	$—	$148,411,966

Forward currency exchange contracts	$—	$5,618,287	$—	$5,618,287

(1)
Represents equity investment in ABCS.

        The following table presents fair value measurements of investments by major class, cash equivalents and derivatives as of December 31, 2017, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
First Lien Senior Secured Loans	$—	$269,980,309	$215,339,087	$485,319,396
First Lien Last Out Loans	—	—	30,515,994	30,515,994
Second Lien Senior Secured Loans	—	32,745,280	84,722,132	117,467,412
Corporate Bonds	—	8,138,880	—	8,138,880
Investment Vehicles(1)	—	—	178,409,807	178,409,807
Equity Interest	—	—	9,763,092	9,763,092
Preferred Equity	—	—	1,963,490	1,963,490

Total Investments	$—	$310,864,469	$520,713,602	$831,578,071

Cash equivalents	$133,639,685	$—	$—	$133,639,685

Forward currency exchange contracts (liability)	$—	$(3,504,814)	$—	$(3,504,814)

(1)
Represents equity investment in ABCS.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 4. Fair Value Measurements (Continued)

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended September 30, 2018:

	First Lien Senior Secured Loans	First Lien Last Out Loans	Second Lien Senior Secured Loans	Subordinated Debt	Investment Vehicles(1)	Equity Interest	Preferred Equity	Total Investments
Balance as of January 1, 2018	$215,339,087	$30,515,994	$84,722,132	$—	$178,409,807	$9,763,092	$1,963,490	$520,713,602
Purchases of investments and other adjustments to cost	309,220,076	422,300	57,391,480	24,700,000	79,574,411	7,678,182	—	478,986,449
Net accretion of discounts (amortization of premiums)	636,754	63,967	152,005	2,741	—	—	—	855,467
Proceeds from principal repayments and sales of investments	(104,816,384)	(76,142)	(17,069,909)	—	(1,310,259)	—	—	(123,272,694)
Net change in unrealized appreciation (depreciation) on investments	(1,624,977)	(528,949)	(1,742,208)	(2,741)	1,958,379	1,175,581	106,563	(658,352)
Net realized gains on investments	6,289	—	18,340	—	—	—	—	24,629
Transfers out of Level 3	(9,142,064)	—	(13,458,168)	—	—	—	—	(22,600,232)
Transfers to Level 3	13,448,213	—	14,700,986	—	—	—	—	28,149,199

Balance as of September 30, 2018	$423,066,994	$30,397,170	$124,714,658	$24,700,000	$258,632,338	$18,616,855	$2,070,053	$882,198,068

Change in unrealized appreciation (depreciation) attributable to investments still held at September 30, 2018	$(1,215,109)	$(528,949)	$(1,397,893)	$(2,741)	$1,958,379	$1,175,581	$106,563	$95,831

(1)
Represents equity investment in ABCS.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which transfers occur. For the nine months ended September 30, 2018, transfers from Level 2 to Level 3 were primarily due to decreased price transparency. For the nine months ended September 30, 2018, transfers from Level 3 to Level 2 were primarily due to increased price transparency.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 4. Fair Value Measurements (Continued)

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended September 30, 2017:

	First Lien Senior Secured Loans	First Lien Last Out Loans	Second Lien Senior Secured Loans	Equity Interest	Total Investments
Balance as of January 1, 2017	$32,735,307	$—	$—	$—	$32,735,307
Purchases of investments and other adjustments to cost	147,030,155	19,040,991	52,742,302	7,063,857	225,877,305
Net accretion of discounts (amortization of premiums)	248,403	10,916	31,200	—	290,519
Proceeds from principal repayments and sales of investments	(3,464,688)	—	—	—	(3,464,688)
Net change in unrealized appreciation on investments	4,184,224	828,894	1,139,157	—	6,152,275
Net realized gains on investments	15,638	—	—	—	15,638
Transfers from Level 3	—	—	—	—	—
Transfers to Level 3	20,429,583	—	1,685,081	—	22,114,664

Balance as of September 30, 2017	$201,178,622	$19,880,801	$55,597,740	$7,063,857	$283,721,020

Change in unrealized appreciation attributable to investments still held at September 30, 2017	$4,184,224	$828,894	$1,139,157	$—	$6,152,275

        Transfers between levels, if any, are recognized at the beginning of the quarter in which transfers occur. For the nine months ended September 30, 2017, transfers from Level 2 to Level 3 were primarily due to decreased price transparency.

Significant Unobservable Inputs

        ASC 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. Disclosure of this information is not required in circumstances where a valuation (unadjusted) is obtained from a third-party pricing service and the information regarding the unobservable inputs is not

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 4. Fair Value Measurements (Continued)

reasonably available to the Company and as such, the disclosures provided below exclude those investments valued in that manner.

	As of September 30, 2018
	Fair Value of Level 3 Assets(1)	Valuation Technique	Significant Unobservable Inputs	Range of Significant Unobservable Inputs (Weighted Average(2))
First Lien Senior Secured Loans	$263,277,140	Discounted Cash Flows	Comparative Yields	5.9% - 12.5% (8.1%)
First Lien Senior Secured Loans	4,144,528	Comparable Company Multiple	Book Value Multiple	1x-1x (1x)
First Lien Senior Secured Loans	2,550,060	Collateral Analysis	Recovery Rate	100%
First Lien Last Out Loans	30,397,170	Discounted Cash Flows	Comparative Yields	9.8% - 14.5% (12.8%)
Second Lien Senior Secured Loans	71,280,382	Discounted Cash Flows	Comparative Yields	9.2% - 14.0% (11.0%)
Subordinated Debt	10,000,000	Discounted Cash Flows	Comparative Yields	13.5% - 13.5% (13.5%)
Investment Vehicles(3)	258,632,338	Other	—	—
Equity Interest	1,886,400	Comparable Company Multiple	EBITDA Multiple	14.5x - 14.5x (14.5x)
Equity Interest	12,732,985	Comparable Company Multiple	Book Value Multiple	1x-1x (1x)
Preferred Equity	2,070,053	Comparable Company Multiple	EBITDA Multiple	10.5x - 10.5x (10.5x)

Total investments	$656,971,056

(1)
Included within the Level 3 assets of $882,198,068 is an amount of $225,227,012 for which the Advisor did not develop the unobservable inputs for the determination of fair value (examples include single source quotation and prior or pending transactions).

(2)
Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

(3)
Represents equity investment in ABCS. The Company determines the fair value of its investment in ABCS giving consideration to the assets and liabilities of ABCS, at fair value, including consideration of any necessary adjustments. The fair value of the loans held by ABCS have been determined based upon recent transactions or the use of discounted cash flows, with comparative yields ranging from 7.9% to 11.2% and a weighted average of 9.2%. The carrying value of the ABCS Facility approximates fair value.

        The Company used the income approach and market approach to determine the fair value of certain Level 3 assets as of September 30, 2018. The significant unobservable input used in the income approach is the comparative yield. The comparative yield is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield would result in a decrease/increase, respectively, in the fair value. The significant unobservable input used in the market approach is the comparable company multiple. The multiple is used to estimate the enterprise value of the underlying investment. An increase/decrease in the multiple would result in an increase/decrease, respectively, in the fair value.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 4. Fair Value Measurements (Continued)

        The valuation techniques and significant unobservable inputs used in Level 3 fair value measurements of assets as of December 31, 2017 were as follows:

	As of December 31, 2017
	Fair Value of Level 3 Assets(1)	Valuation Technique	Significant Unobservable Inputs	Range of Significant Unobservable Inputs (Weighted Average(2))
First Lien Senior Secured Loans	$151,863,260	Discounted Cash Flows	Comparative Yields	3.3% - 9.9% (7.6%)
First Lien Senior Secured Loans	1,837,216	Comparable Company Multiple	Book Value Multiple	1x-1x (1x)
First Lien Last Out Loans	20,256,052	Discounted Cash Flows	Comparative Yields	10.0% - 10.0% (10.0%)
Second Lien Senior Secured Loans	48,767,181	Discounted Cash Flows	Comparative Yields	8.6% - 12.5% (9.9%)
Equity Interest	8,263,092	Comparable Company Multiple	Book Value Multiple	1x-1x (1x)
Preferred Equity	1,963,490	Discounted Cash Flows	Comparative Yields	10.0% - 10.0% (10.0%)

Total investments	$232,950,291

(1)
Included within the Level 3 assets of $520,713,602 is an amount of $287,763,311 for which the Advisor did not develop the unobservable inputs for the determination of fair value (examples include single source quotation and prior or pending transactions). Of the $287,763,311, $178,409,807 is due to the equity investment in ABCS.

(2)
Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

        The Company used the income approach and market approach to determine the fair value of certain Level 3 assets as of December 31, 2017. The significant unobservable input used in the income approach is the comparative yield. The comparative yield is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield would result in a decrease/increase, respectively, in the fair value. The significant unobservable input used in the market approach is the comparable company multiple. The multiple is used to estimate the enterprise value of the underlying investment. An increase/decrease in the multiple would result in an increase/decrease, respectively, in the fair value.

        The fair values of the Revolving Credit Facility, BCSF Revolving Credit Facility and the 2018-1 Notes (as defined in Note 6), which are categorized as Level 3 within the fair value hierarchy as of September 30, 2018 and December 31, 2017, approximate the carrying value of such facilities.

Note 5. Related Party Transactions

Investment Advisory Agreement

        The Company has entered into an investment advisory agreement as of October 6, 2016, (the "Investment Advisory Agreement") with the Advisor, pursuant to which the Advisor manages the Company's investment program and related activities.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 5. Related Party Transactions (Continued)

Base Management Fee

        The Company pays the Advisor a base management fee (the "Base Management Fee"), accrued and payable quarterly in arrears. The Base Management Fee is calculated at an annual rate of 1.50% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters (and, in the case of our first quarter, our gross assets as of such quarter-end). Such amount shall be appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuance or repurchases by the Company during a calendar quarter. The Base Management Fee for any partial quarter will be appropriately prorated.

        The Advisor, however, has contractually waived its right to receive the Base Management Fee in excess of 0.75% of the aggregate gross assets excluding cash (including capital drawn to pay the Company's expenses) during any period prior to a Qualified IPO. A "Qualified IPO" is an initial public offering of the Company's common stock that results in an unaffiliated public float of at least the lower of (A) $75 million and (B) 15% of the aggregate capital commitments received prior to the date of such initial public offering. If a Qualified IPO does not occur, such fee waiver will remain in place through liquidation of the Company. The Advisor will not be permitted to recoup any waived amounts at any time and the waiver agreement may only be modified or terminated prior to a Qualified IPO with the approval of the Board.

        As of September 30, 2018 and December 31, 2017, $2.3 million and $1.2 million remained payable, respectively.

        The following table provides a reconciliation of the Base Management Fee incurred by the Company and included on the statements of operations:

	Annualized Rate	For the three months ended September 30, 2018	For the three months ended September 30, 2017	For the nine months ended September 30, 2018	For the nine months ended September 30, 2017
Base Management Fee per the Investment Advisory Agreement, prior to reduction for periods prior to a Qualified IPO	1.50%	4,639,082	1,712,520	11,642,768	3,409,950
Base Managemenet Fee reduction for periods prior to a Qualified IPO	(0.75%)	(2,319,541)	(856,260)	(5,821,384)	(1,704,975)

Base Management Fee incurred by the Company and presented on the statement of operations	0.75%	2,319,541	856,260	5,821,384	1,704,975

Incentive Fee

        The incentive fee consists of two parts that are determined independently of each other such that one component may be payable even if the other is not.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 5. Related Party Transactions (Continued)

        The first part, the income incentive fee, is calculated and payable quarterly in arrears and equals:

  (a)
  100% of the excess of our pre-incentive fee net investment income for the immediately preceding calendar quarter, over a preferred return of 1.5% per quarter (6% annualized) (the "Hurdle"), until the Advisor has received a "catch-up" equal to:

  (i)
  15% of the pre-incentive fee net investment income for the current quarter prior to a Qualified IPO, or

  (ii)
  17.5% of the pre-incentive fee net investment income for the current quarter after a Qualified IPO; and

  (b)
  (i) 15% of all remaining pre-incentive fee net investment income above the "catch-up" prior to a Qualified IPO, or

  (ii)
  17.5% of all remaining pre-incentive fee net investment income above the "catch-up" after a Qualified IPO.

        The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year (or upon a Qualified IPO or termination of the Investment Advisory Agreement), and equals:

  (a)
  prior to a Qualified IPO, 15% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees (the "Cumulative Capital Gains"), or

  (b)
  after a Qualified IPO, 17.5% of the Cumulative Capital Gains.

Incentive Fee on Pre-Incentive Fee Net Investment Income

        Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the Base Management Fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, original issue discount ("OID"), debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash.

        Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the Hurdle rate for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 5. Related Party Transactions (Continued)

        Pre-incentive fee net investment income will be compared to a "Hurdle Amount" equal to the product of (i) the "hurdle rate" of 1.5% per quarter (6% annualized) and (ii) the Company's net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter. If market interest rates rise, the Company may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for the Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash but including assets purchased with borrowed amounts) used to calculate the Base Management Fee.

        Prior to the occurrence of a Qualified IPO, the Company will pay the income incentive fee in each calendar quarter as follows:

  •
  no income incentive fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the Hurdle Amount;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the "Pre-Qualified IPO Catch-Up Amount") determined on a quarterly basis by multiplying 1.7647% by the Company's net asset value at the beginning of each applicable calendar quarter. The Pre-Qualified IPO Catch-Up Amount is intended to provide the Advisor with an incentive fee of 15% on all of the Company's pre-incentive fee net investment income when the Company's pre-incentive fee net investment income reaches the Pre-Qualified IPO Catch-Up Amount in any calendar quarter; and

  •
  for any calendar quarter in which the Company's pre-incentive fee net investment income exceeds the Pre-Qualified IPO Catch-Up Amount, the income incentive fee shall equal 15% of the amount of the Company's pre-incentive fee net investment income for the calendar quarter.

        On and after the occurrence of a Qualified IPO, the Company will pay the income incentive fee in each calendar quarter as follows:

  •
  no income incentive fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the Hurdle Amount;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the "Post-Qualified IPO Catch-Up Amount") determined on a quarterly basis by multiplying 1.8182% by the Company's net asset value at the beginning of each applicable calendar quarter. The Post-Qualified IPO Catch-Up Amount is intended to provide the Advisor with an incentive fee of 17.5% on all of the Company's pre-incentive fee net investment income when the Company's pre-incentive fee net investment income reaches the Post-Qualified IPO Catch-Up Amount in any calendar quarter; and

  •
  for any calendar quarter in which the Company's pre-incentive fee net investment income exceeds the Post-Qualified IPO Catch-Up Amount, the income incentive fee shall equal 17.5%

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 5. Related Party Transactions (Continued)

    of the amount of the Company's pre-incentive fee net investment income for the calendar quarter.

        These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases by the Company during the current quarter. The Company does not currently intend to institute a share repurchase program and share repurchases will be effected only in extremely limited circumstances in accordance with applicable law. If the Qualified IPO occurs on a date other than the first day of a calendar quarter, the income incentive fee shall be calculated for such calendar quarter at a weighted rate calculated based on the fee rates applicable before and after a Qualified IPO based on the number of days in such calendar quarter before and after a Qualified IPO.

        For the three months ended September 30, 2018, the Company incurred $2.5 million of income incentive fees (before waivers), which are included in incentive fees on the consolidated statements of operations. The Advisor decided to voluntarily waive 25%, or $0.6 million, of the income incentive fees earned by the Advisor during the three months ended September 30, 2018. Such income incentive fee waiver is irrevocable and such waived income incentive fees will not be subject to recoupment in future periods. This income incentive fee waiver does not impact any income incentive fees earned by the Advisor in future periods.

        For the nine months ended September 30, 2018, the Company incurred $6.1 million of income incentive fees (before waivers), which are included in incentive fees on the consolidated statements of operations. The Advisor has voluntarily waived $1.6 million of the income incentive fees earned by the Advisor during the nine months ended September 30, 2018. Such income incentive fee waiver is irrevocable and such waived income incentive fees will not be subject to recoupment in future periods. This income incentive fee waiver does not impact any income incentive fees earned by the Advisor in future periods.

        As a result of the income incentive fee waivers, the Company incurred $1.9 million and $4.5 million of income incentive fees (after waivers) for the three and nine months ended September 30, 2018, respectively. The Company did not incur any income incentive fees for the three months or nine months ended September 30, 2017.

        As of September 30, 2018 and December 31, 2017, there was $1.9 million and $0.0 million, respectively, related to the income incentive fee accrued in incentive fee payable on the consolidated statements of assets and liabilities.

        On October 11, 2018, the Board approved, subject to completion of the Proposed Initial Public Offering, as defined in Note 13, an Amended and Restated Investment Advisory Agreement. Beginning with the calendar quarter that commences January 1, 2019, this Amended and Restated Investment Advisory Agreement incorporates (i) a three-year lookback provision and (ii) a cap on quarterly income incentive fee payments based on net realized or unrealized capital loss, if any, during the applicable three year lookback period. See Note 13 "Subsequent Events".

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 5. Related Party Transactions (Continued)

Annual Incentive Fee Based on Capital Gains

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears in cash as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals (i) 15% of our realized capital gains as of the end of the fiscal year prior to a Qualified IPO, and (ii) 17.5% of our realized capital gains as of the end of the fiscal year after a Qualified IPO. In determining the capital gains incentive fee payable to the Advisor, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year will equal 15% before a Qualified IPO or 17.5% after a Qualified IPO, as applicable, of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

        If a Qualified IPO occurs on a date other than the first day of a fiscal year, a capital gains incentive fee shall be calculated as of the day before the Qualified IPO, with such capital gains incentive fee paid to the Advisor following the end of the fiscal year in which the Qualified IPO occurred. For the avoidance of doubt, such capital gains incentive fee shall be equal to 15% of the Company's realized capital gains on a cumulative basis from inception through the day before the Qualified IPO, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Following a Qualified IPO, solely for the purposes of calculating the capital gains incentive fee, the Company will be deemed to have previously paid capital gains incentive fees prior to a Qualified IPO equal to the product obtained by multiplying (a) the actual aggregate amount of previously paid capital gains incentive fees for all periods prior to a Qualified IPO by (b) the percentage obtained by dividing (x) 17.5% by (y) 15%. In the event that the Investment Advisory Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains incentive fee.

        There was no capital gains incentive fee payable to the Advisor under the Investment Advisory Agreement as of September 30, 2018 and December 31, 2017.

        U.S. GAAP requires that the incentive fee accrual consider the cumulative aggregate unrealized capital appreciation of investments or other financial instruments in the calculation, as an incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement ("GAAP Incentive Fee"). There can be no assurance that such

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 5. Related Party Transactions (Continued)

unrealized appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of incentive fees in subsequent period.

        For the three months ended September 30, 2018, there was an addition of $0.7 million in incentive fees related to the GAAP Incentive Fee, which is included in incentive fees on the consolidated statements of operations. For the three months ended September 30, 2017, the Company incurred $0.2 million of incentive fees related to the GAAP Incentive Fee, which is included in incentive fees on the consolidated statements of operations. For the nine months ended September 30, 2018, there was an addition of $0.1 million in incentive fees related to the GAAP Incentive Fee which is included in incentive fees on the consolidated statements of operations. For the nine months ended September 30, 2017, the Company incurred $0.4 million of incentive fees related to the GAAP Incentive Fee, which is included in incentive fees on the consolidated statements of operations. As of September 30, 2018 and December 31, 2017, there was $1.0 million and $1.0 million related to the GAAP Incentive Fee accrued in incentive fee payable on the consolidated statements of assets and liabilities.

Administration Agreement

        The Company has entered into an administration agreement (the "Administration Agreement") with the Administrator, pursuant to which the Administrator provides the administrative services necessary for us to operate, and the Company will utilize the Administrator's office facilities, equipment and recordkeeping services. Pursuant to the Administration Agreement, the Administrator has agreed to oversee our public reporting requirements and tax reporting and monitor our expenses and the performance of professional services rendered to us by others. To the extent that expenses to be borne by the Company are paid by the Administrator, the Company will generally reimburse the Administrator for such expenses. The Administrator has also hired a sub-administrator to assist in the provision of administrative services. The Company may reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to the Company, operations staff who provide services to us, and internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. Our allocable portion of overhead will be determined by the Administrator, which expects to use various methodologies such as allocation based on the percentage of time certain individuals devote, on an estimated basis, to the business and affairs of the Company, and will be subject to oversight by the Board. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. The Company incurred expenses related to the sub-administrator of $0.4 million and $0.2 million for the three months ended September 30, 2018 and 2017, respectively, which is included in professional fees on the consolidated statement of operations. The Company incurred expenses related to the sub-administrator of $0.8 million and $0.5 million for the nine months ended September 30, 2018 and 2017, respectively, which is included in professional fees on the consolidated statement of operations. The Administrator will not be reimbursed to the extent that any such reimbursements would cause any distributions to our stockholders to constitute a return of capital. In addition, the Administrator is permitted to delegate its

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 5. Related Party Transactions (Continued)

duties under the Administration Agreement to affiliates or third parties and the Company will reimburse the expenses of these parties incurred and paid by the Advisor on our behalf.

Co-investments

        We may invest alongside our affiliates, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order we received from the SEC initially on August 23, 2016, as amended on March 23, 2018 (the "Order"). Under the terms of the Order, a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of our or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board's approved criteria. In certain situations where co-investment with one or more funds managed by the Advisor or its affiliates is not covered by the Order, the personnel of the Advisor or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations.

Related Party Commitments

        The Advisor has made commitments of $10.8 million to the Company as of September 30, 2018 and December 31, 2017, of which $7.8 million and $4.8 million have been called by the Company as of September 30, 2018 and December 31, 2017, respectively. As of September 30, 2018 and December 31, 2017, the Advisor held 389,428.14 and 241,527.73 shares of the Company's common stock, respectively. An affiliate of the Advisor is the investment manager to certain pooled investment vehicles which are investors in the Company. Collectively, these investors have made commitments to the Company of $555.3 million as of September 30, 2018 and December 31, 2017 of which $388.7 million and $222.1 million, respectively, has been called by the Company as of September 30, 2018 and December 31, 2017, respectively. These investors held 19,295,326.27 and 11,070,200.25 shares of the Company at September 30, 2018 and December 31, 2017, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 5. Related Party Transactions (Continued)

Controlled Affiliate Investments

        Transactions during the nine months ended September 30, 2018 in which the issuer was both an Affiliated Person, as defined in the 1940 Act, and a portfolio company that the Company is deemed to Control are as follows:

Portfolio Company	Principal/ Par Amount/ Shares	Fair Value as of December 31, 2017	Gross Addition	Gross Reductions	Change in Unrealized Gains (Losses)	Realized Gains (Losses)	Fair Value as of September 30, 2018	Dividend and Interest Income	Other Income
Antares Bain Capital Complete Financing Solution LLC, Investment Vehicle	256,316,439	$178,409,807	$79,574,411	$(1,310,260)	$1,958,380	$—	$258,632,338	$16,044,764	$—
BCC Jetstream Holdings Aviation (On II), LLC, Unfunded Commitment(1)	—	—	—	—	—	—	—	—	—
BCC Jetstream Holdings Aviation (On II), LLC, Equity Interest	731,387	424,261	407,172	—	606,407	—	1,437,840	13,627	13
BCC Jetstream Holdings Aviation (On II), LLC, First Lien Senior Secured Loan	4,144,528	1,837,216	2,307,312	—	—	—	4,144,528	194,898	—
BCC Jetstream Holdings Aviation (Off I), LLC, Equity Interest	11,862,614	7,838,831	4,459,110	—	(1,002,796)	—	11,295,145	286,833	16

Total		$188,510,115	$86,748,005	$(1,310,260)	$1,561,991	$—	$275,509,851	$16,540,122	$29

(1)
Non-income producing.

        Transactions during the year ended December 31, 2017 in which the issuer was both an Affiliated Person, as defined in the 1940 Act, and a portfolio company that the Company is deemed to Control are as follows:

Portfolio Company	Principal/ Par Amount/ Shares	Fair Value as of December 31, 2016	Gross Addition	Gross Reductions	Change in Unrealized Gains (Losses)	Realized Gains (Losses)	Fair Value as of December 31, 2017	Dividend and Interest Income	Other Income
Antares Bain Capital Complete Financing Solution LLC, Investment Vehicle(1)	178,052,288	$—	$178,052,288	$—	$357,519	$—	$178,409,807	$—	$—
BCC Jetstream Holdings Aviation (On II), LLC, Unfunded Commitment(1)	—	—	—	—	—	—	—	—	—
BCC Jetstream Holdings Aviation (On II), LLC, Equity Interest	324,214	—	368,588	(44,374)	100,047	—	424,261	—	1,115
BCC Jetstream Holdings Aviation (On II), LLC, First Lien Senior Secured Loan	1,837,216	—	2,088,667	(251,451)	—	—	1,837,216	55,308	6,318
BCC Jetstream Holdings Aviation (Off I), LLC, Equity Interest	7,403,505	—	8,724,172	(1,320,667)	435,326	—	7,838,831	—	33,183

Total		$—	$189,233,715	$(1,616,492)	$892,892	$—	$188,510,115	$55,308	$40,616

(1)
Non-income producing.

Note 6. Borrowings

        In accordance with applicable SEC staff guidance and interpretations, as a BDC, with certain exceptions, the Company is currently allowed to borrow amounts such that its asset coverage ratio, as defined in the 1940 Act, is at least 200% after such borrowing, unless the Company meets certain disclosure and approval requirements in which case the Company may reduce its asset coverage ratio to 150%. As of September 30, 2018 and December 31, 2017, the Company's asset coverage ratio based on aggregated borrowings outstanding was 247% and 212%, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 6. Borrowings (Continued)

        The Company's outstanding borrowings as of September 30, 2018 and December 31, 2017 were as follows:

	As of September 30, 2018			As of December 31, 2017
	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Carrying Value(1)	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$85,000,000	$83,639,250	$83,639,250	$150,000,000	$150,000,000	$150,000,000
BCSF Revolving Credit Facility	500,000,000	150,000,000	150,000,000	500,000,000	301,000,000	301,000,000
2018-1 Notes	365,700,000	365,700,000	363,615,956	—	—	—

Total Debt	$950,700,000	$599,339,250	$597,255,206	$650,000,000	$451,000,000	$451,000,000

(1)
Carrying value represents aggregate principal amount outstanding less unamortized debt issuance costs.

        The combined weighted average interest rate (excluding deferred upfront financing costs and unused fees) of the aggregate borrowings outstanding for the nine months ended September 30, 2018 and year ended December 31, 2017 were 4.23% and 3.40%, respectively.

        The following table shows the contractual maturities of our debt obligations as of September 30, 2018:

	Payments Due by Period
	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
Revolving Credit Facility	$83,639,250	$—	$83,639,250	$—	$—
BCSF Revolving Credit Facility	150,000,000	—	—	150,000,000	—
2018-1 Notes	365,700,000	—	—	—	365,700,000

Total Debt Obligations	$599,339,250	$—	$83,639,250	$150,000,000	$365,700,000

Revolving Credit Agreement

        On December 22, 2016, we entered into the revolving credit agreement ("Revolving Credit Agreement"). The maximum commitment amount under the revolving credit facility (the "Revolving Credit Facility") was $150.0 million, and may be increased up to $350.0 million ("Maximum Commitment") with the consent of Sumitomo Mitsui Banking Corporation ("SMBC") or reduced upon request of the Company. Effective July 31, 2018, we reduced the commitment amount under the Revolving Credit Facility to $85.0 million. Proceeds under the Revolving Credit Facility may be used for any purpose permitted under our organizational documents, including general corporate purposes such as the making of investments. The Revolving Credit Agreement contains certain covenants, including, but not limited to, maintaining an asset coverage ratio of total assets to total borrowings of at least

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 6. Borrowings (Continued)

200%. As of September 30, 2018 and December 31, 2017, we were in compliance with these covenants. The Company's obligations under the Revolving Credit Agreement are secured by the capital commitments and capital contributions to the Company.

        Borrowings under the Revolving Credit Facility bear interest at the London Interbank Offered Rate ("LIBOR") plus a margin. As of September 30, 2018 and December 31, 2017, the Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 1.40%. We pay an unused commitment fee of: (a) where the Maximum Commitment which is unused on such date is greater than fifty (50) percent of the Maximum Commitment, a rate of 20 basis points (0.20%) per annum; or (b) where the Maximum Commitment which is unused on such date is less than or equal to fifty (50) percent of the Maximum Commitment, a rate of 15 basis points (0.15%) per annum. Interest is payable in arrears either on a one month, two month, three month or six month LIBOR period. Any amounts borrowed under the Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earliest of: (a) December 22, 2019; (b) the date upon which SMBC declares the obligations, or the obligations become, due and payable after the occurrence of an event of default under the Revolving Credit Facility; (c) the date upon which we terminate the commitments under the Revolving Credit Facility; and (d) 45 days prior to the earlier of (1) the date upon which the commitment period under the Subscription Agreements, as defined in Note 9, terminates and (2) the date upon which the ability to make capital calls and receive capital contributions otherwise terminates.

        As of September 30, 2018, we have $83.6 million outstanding on the Revolving Credit Facility and we were in compliance with the terms of the Revolving Credit Facility. As of December 31, 2017, we had $150.0 million outstanding on the Revolving Credit Facility and we were in compliance with the terms of the Revolving Credit Facility. We intend to continue to utilize the Revolving Credit Facility on a revolving basis to fund investments and for other general corporate purposes.

        Costs of $1.1 million were incurred in connection with obtaining the Revolving Credit Agreement which have been recorded as deferred financing costs on the consolidated statements of assets and liabilities and are being amortized over the life of the Revolving Credit Facility using the straight-line method. The balance of the unamortized deferred financing costs related to the Revolving Credit Agreement were $0.4 million and $0.7 million as of September 30, 2018 and December 31, 2017, respectively.

        For the three months ended September 30, 2018 and 2017, the components of interest expense related to the Revolving Credit Facility were as follows:

	For the Three Months Ended September 30,
	2018	2017
Borrowing interest expense	$834,481	$60,412
Unused facility fee	5,162	71,300
Amortization of deferred financing costs and upfront commitment fees	92,233	92,233

Total interest and debt financing expenses	$931,876	$223,945

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 6. Borrowings (Continued)

        For the nine months ended September 30, 2018 and 2017, the components of interest expense related to the Revolving Credit Facility were as follows:

	For the Nine Months Ended September 30,
	2018	2017
Borrowing interest expense	$2,900,058	$133,065
Unused facility fee	22,083	215,096
Amortization of deferred financing costs and upfront commitment fees	273,692	273,692

Total interest and debt financing expenses	$3,195,833	$621,853

BCSF Revolving Credit Facility

        On October 4, 2017, we entered into the revolving credit agreement (the "BCSF Revolving Credit Facility") with the Company as equity holder, BCSF I, LLC, a Delaware limited liability company and a wholly owned and consolidated subsidiary of the Company, as borrower, and Goldman Sachs Bank USA, as sole lead arranger ("Goldman Sachs"). The BCSF Revolving Credit Facility was subsequently amended on May 15, 2018 to reflect certain clarifications regarding margin requirements and hedging currencies. The maximum commitment amount under the BCSF Revolving Credit Facility is $500.0 million, and may be increased up to $750.0 million. Proceeds of the loans under the BCSF Revolving Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the BCSF Revolving Credit Facility. The BCSF Revolving Credit Facility includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature. As of September 30, 2018, the Company was in compliance with these covenants.

        Borrowings under the BCSF Revolving Credit Facility bear interest at LIBOR plus a margin. As of September 30, 2018 and December 31, 2017, the BCSF Revolving Credit Facility was accruing interest expense at a rate of LIBOR plus 2.50%. We pay an unused commitment fee of 30 basis points (0.30%) per annum. Interest is payable quarterly in arrears. Any amounts borrowed under the BCSF Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earliest of: (a) October 5, 2022 and (b) the date upon which all loans shall become due and payable in full, whether by acceleration or otherwise.

        As of September 30, 2018 and December 31, 2017, there were $150.0 million and $301.0 million borrowings under the BCSF Revolving Credit Facility, respectively, and we were in compliance with the terms of the BCSF Revolving Credit Facility. We intend to continue to utilize the BCSF Revolving Credit Facility on a revolving basis to fund investments and for other general corporate purposes.

        Costs of $5.5 million were incurred in connection with obtaining the BCSF Revolving Credit Facility which have been recorded as deferred financing costs on the consolidated statements of assets and liabilities and are being amortized over the life of the BCSF Revolving Credit Facility using the straight-line method. The balance of the unamortized deferred financing costs related to the BCSF

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 6. Borrowings (Continued)

Revolving Credit Facility were $4.3 million and $5.1 million as of September 30, 2018 and December 31, 2017, respectively.

        For the three months ended September 30, 2018 and 2017, the components of interest expense related to the BCSF Revolving Credit Facility were as follows:

	For the Three Months Ended September 30,
	2018	2017
Borrowing interest expense	$5,130,280	$—
Unused facility fee	64,442	—
Amortization of deferred financing costs and upfront commitment fees	269,219	—

Total interest and debt financing expenses	$5,463,941	$—

        For the nine months ended September 30, 2018 and 2017, the components of interest expense related to the BCSF Revolving Credit Facility were as follows:

	For the Nine Months Ended September 30,
	2018	2017
Borrowing interest expense	$11,633,474	$—
Unused facility fee	381,750	—
Amortization of deferred financing costs and upfront commitment fees	798,879	—

Total interest and debt financing expenses	$12,814,103	$—

2018-1 Notes

        On September 28, 2018, (the "2018-1 Closing Date"), the Company, through BCC Middle Market CLO 2018-1 LLC (the "2018-1 Issuer"), a Delaware limited liability company and a wholly owned and consolidated subsidiary of the Company, completed its $451.2 million term debt securitization (the "CLO Transaction"). The notes issued in connection with the CLO Transaction (the "2018-1 Notes") are secured by a diversified portfolio of the Issuer consisting primarily of middle market loans and participation interests in middle market loans, the majority of which are senior secured loans (the "2018-1 Portfolio"). At the 2018-1 Closing Date, the 2018-1 Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries. All transfers were eliminated in consolidation and there were no realized gains or losses recognized in the CLO Transaction.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 6. Borrowings (Continued)

        The CLO Transaction was executed through a private placement of the following 2018-1 Notes:

2018-1 Notes	Principal Amount	Spread above Index	Interest rate at September 30, 2018
Class A-1 A	$205,900,000	1.55% + 3 Month LIBOR	3.7624%
Class A-1 B	$45,000,000	1.50% + 3 Month LIBOR (first 24 months)	3.7124%
		1.80% + 3 Month LIBOR (thereafter)
Class A-2	$55,100,000	2.15% + 3 Month LIBOR	4.3624%
Class B	$29,300,000	3.00% + 3 Month LIBOR	5.2124%
Class C	$30,400,000	4.00% + 3 Month LIBOR	6.2124%

Total 2018-1 Notes	$365,700,000

Membership Interests	$85,450,000	Non-interest bearing	Not applicable
Total Membership Interests	$85,450,000

Total	$451,150,000

        The Class A-1 A, A-1 B, A-2, B and C 2018-1 Notes were issued at par and are scheduled to mature on October 20, 2030. The Company received 100% of the membership interests (the "Membership Interests") in the 2018-1 Issuer in exchange for its sale to the 2018-1 Issuer of the initial closing date loan portfolio. The Membership Interests do not bear interest.

        The Class A-1 A, A-1 B, A-2, B and C 2018-1 Notes are included in the consolidated financial statements. The Membership Interests are eliminated in consolidation.

        On the 2018-1 Closing Date, the Company used $311.0 million of the net proceeds to prepay a portion of the BCSF Revolving Facility and Issuer transferred to the Company a portion of the net cash proceeds received from the sale of the 2018-1 Notes.

        The Company serves as portfolio manager of the 2018-1 Issuer pursuant to a portfolio management agreement between the Company and the 2018-1 Issuer. For so long as the Company serves as portfolio manager, the Company will not charge any management fee or subordinated interest to which it may be entitled.

        During the reinvestment period (four years from the closing date of the CLO Transaction), pursuant to the indenture governing the 2018-1 Notes, all principal collections received on the underlying collateral may be used by the 2018-1 Issuer to purchase new collateral under the direction of the Company in its capacity as portfolio manager of the 2018-1 Issuer and in accordance with the 2018-1 Issuer's investment strategy and the terms of the indenture.

        The Company has agreed to hold on an ongoing basis the Membership Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate amount of all obligations issued by the 2018-1 Issuer for so long as the 2018-1 Notes remain outstanding.

        The 2018-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2018-1 Issuer.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 6. Borrowings (Continued)

        As of September 30, 2018, there were 69 first lien and second lien senior secured loans with a total fair value of approximately $423.8 million and cash of $37.7 million securing the 2018-1 Notes. Such assets are included in the Company's consolidated financial statements. The creditors of the 2018-1 Issuer have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or an affiliate of the Company). The 2018-1 Portfolio must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture governing the 2018-1 Notes. As of September 30, 2018, the Company was in compliance with its covenants related to the 2018-1 Notes.

        Costs of $2.1 million were incurred in connection with debt securitization of the 2018-1 Notes by the 2018-1 Issuer which have been recorded as debt issuance costs and presented as a reduction to the outstanding principal amount of the 2018-1 Notes on the consolidated statements of assets and liabilities and are being amortized over the life of the 2018-1 Issuer using the effective interest method. The balance of the unamortized deferred financing costs related to the 2018-1 Issuer was $2.1 million as of September 30, 2018. The 2018-1 Issuer was not in existence as of December 31, 2017 and the 2018-1 Notes were not outstanding.

        For the three months ended September 30, 2018 and 2017, the components of interest expense related to the 2018-1 Issuer were as follows:

	For the Three Months Ended September 30,
	2018	2017
Borrowing interest expense	$126,974	$—
Amortization of deferred financing costs and upfront commitment fees	947	—

Total interest and debt financing expenses	$127,921	$—

        For the nine months ended September 30, 2018 and 2017, the components of interest expense related to the 2018-1 Issuer were as follows:

	For the Nine Months Ended September 30,
	2018	2017
Borrowing interest expense	$126,974	$—
Amortization of deferred financing costs and upfront commitment fees	947	—

Total interest and debt financing expenses	$127,921	$—

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 7. Derivatives

        The Company is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by the Company may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency.

        The Company may enter into forward currency exchange contracts to reduce the Company's exposure to foreign currency exchange rate fluctuations in the value of foreign currencies, as described in Note 2. The fair value of derivative contracts open as of September 30, 2018 and December 31, 2017 is included on the consolidated schedule of investments by contract. The Company posted collateral of $0.8 million and $4.4 million with the counterparties on foreign currency exchange contracts at September 30, 2018 and December 31, 2017, respectively. Collateral amounts posted are included in collateral on forward currency exchange contracts on the consolidated statements of assets and liabilities.

        For the three and nine months ended September 30, 2018, the Company's average U.S. dollar notional exposure to forward currency exchange contracts was $124.3 million and $97.1 million, respectively. For the three and nine months ended September 30, 2017, the Company's average U.S. dollar notional exposure to forward currency exchange contracts was $44.3 million and $25.6 million, respectively.

        By using derivative instruments, the Company is exposed to the counterparty's credit risk—the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Company's exposure to credit risk associated with counterparty non-performance is limited to collateral posted and the unrealized gains inherent in such transactions that are recognized in the consolidated statements of assets and liabilities. The Company minimizes counterparty credit risk through credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

        The Company presents forward currency exchange contracts on a net basis by counterparty on the consolidated statements of assets and liabilities. The Company has elected not to offset assets and liabilities in the consolidated statements of assets and liabilities that may be received or paid as part of collateral arrangements, even when an enforceable master netting arrangement or other arrangement is in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 7. Derivatives (Continued)

        The following table presents both gross and net information about derivative instruments eligible for offset in the consolidated statements of assets and liabilities as of September 30, 2018.

Counterparty	Account in the consolidated statements of assets and liabilities	Gross amount of assets on the consolidated statements of assets and liabilities	Gross amount of (liabilities) on the consolidated statements of assets and liabilities	Net amount of assets or (liabilities) presented on the consolidated statements of assets and liabilities	Cash Collateral paid (received)(1)	Net Amounts(2)
Bank of New York	Unrealized appreciation on forward currency contracts	$2,427,071	$—	$2,427,071	$—	$2,427,071
Citibank	Unrealized appreciation on forward currency contracts	$1,711,908	$—	$1,711,908	$—	$1,711,908
Goldman Sachs	Unrealized appreciation on forward currency contracts	$1,479,308	$—	$1,479,308	$—	$1,479,308

(1)
Amount excludes excess cash collateral paid.

(2)
Net amount represents the net amount due (to) from counterparty in the event of default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

        The following table presents both gross and net information about derivative instruments eligible for offset in the consolidated statements of assets and liabilities as of December 31, 2017.

Counterparty	Account in the consolidated statements of assets and liabilities	Gross amount of assets on the consolidated statements of assets and liabilities	Gross amount of (liabilities) on the consolidated statements of assets and liabilities	Net amount of assets or (liabilities) presented on the consolidated statements of assets and liabilities	Cash Collateral paid (received)(1)	Net Amounts(2)
Bank of New York	Unrealized depreciation on forward currency contracts	$—	$(2,877,294)	$(2,877,294)	$2,877,294	$—
Citibank	Unrealized depreciation on forward currency contracts	$—	$(627,520)	$(627,520)	$627,520	$—

(1)
Amount excludes excess cash collateral paid.

(2)
Net amount represents the net amount due (to) from counterparty in the event of default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 7. Derivatives (Continued)

        The effect of transactions in derivative instruments to the consolidated statements of operations during the three months ended September 30, 2018 and 2017 was as follows:

	For the Three Months Ended September 30,
	2018	2017
Net realized gain on forward currency exchange contracts	$177,172	$—
Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	1,529,008	(1,234,706)

Total net realized and unrealized gains (losses) on forward currency exchange contracts	$1,706,180	$(1,234,706)

        Included in total net gains (losses) on the consolidated statements of operations is net gains (losses) of ($1.4 million) and $1.4 million related to realized and unrealized gains and losses on investments, foreign currency holdings and non-investment assets and liabilities attributable to the changes in foreign currency exchange rates for the three months ended September 30, 2018 and 2017, respectively. Including the total net realized and unrealized gains (losses) on forward currency exchange contracts of $1.7 million and ($1.2) million included in the above table, the net impact of foreign currency on total net gains (losses) on the consolidated statements of operations is $0.3 million and $0.2 million for the three months ended September 30, 2018 and September 30, 2017, respectively.

        The effect of transactions in derivative instruments to the consolidated statements of operations during the nine months ended September 30, 2018 and 2017 was as follows:

	For the Nine Months Ended September 30,
	2018	2017
Net realized loss on forward currency exchange contracts	$(2,695,967)	$(220,006)
Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	9,123,101	(2,643,944)

Total net realized and unrealized gains (losses) on forward currency exchange contracts	$6,427,134	$(2,863,950)

        Included in total net gains (losses) on the consolidated statements of operations is net gains (losses) of ($5.1 million) and $3.1 million related to realized and unrealized gains and losses on investments, foreign currency holdings and non-investment assets and liabilities attributable to the changes in foreign currency exchange rates for the nine months ended September 30, 2018 and 2017, respectively. Including the total net realized and unrealized gains (losses) on forward currency exchange contracts of $6.4 million and ($2.9) million included in the above table, the net impact of foreign currency on total net gains (losses) on the consolidated statements of operations is $1.3 million and $0.2 million for the nine months ended September 30, 2018 and September 30, 2017, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 8. Distributions

        The Company's distributions are recorded on the record date. The following table summarizes distributions declared during the nine months ended September 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
March 28, 2018	March 28, 2018	May 17, 2018	$0.34	$10,609,643
June 28, 2018	June 28, 2018	August 10, 2018	$0.36	$13,484,328
September 26, 2018	September 26, 2018	October 19, 2018	$0.41	$17,966,855

Total distributions declared			$1.11	$42,060,826

        The Company's distributions are recorded on the record date. The following table summarizes distributions declared during the nine months ended September 30, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
May 9, 2017	May 12, 2017	May 19, 2017	$0.07	$1,174,052
June 21, 2017	June 29, 2017	August 11, 2017	$0.11	$2,739,972
September 27, 2017	September 28, 2017	November 14, 2017	$0.21	$5,235,687

Total distributions declared			$0.39	$9,149,711

        The federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon the investment company taxable income for the full fiscal year and distributions paid during the full year.

Note 9. Common Stock/Capital

        The Company has authorized 100,000,000,000 shares of its common stock with a par value of $0.001 per share. The Company has authorized 10,000,000,000 shares of its preferred stock with a par value of $0.001 per share. Shares of preferred stock have not been issued.

        Since October 2016, the Company has issued 43,821,596 shares in the private placement of the Company's common shares (the "Private Offering"). Each investor has entered into a separate subscription agreement relating to the Company's common stock (the "Subscription Agreements"). Each investor has made a capital commitment to purchase shares of the Company's common stock pursuant to the Subscription Agreements. Investors will be required to make capital contributions to purchase shares of the Company's common stock each time the Company delivers a drawdown notice, which will be delivered at least 10 business days prior to the required funding date in an aggregate amount not to exceed their respective capital commitments. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the contribution by a stockholder by the net asset value per share of the common stock as of the last day of the Company's fiscal quarter or such other date and price per share as determined by the Board in accordance with the requirements of the 1940 Act. As of September 30, 2018 and December 31, 2017, aggregate commitments relating to the Private Offering were $1.3 billion. The remaining unfunded capital commitments related to these Subscription Agreements totaled $376.6 million and $752.6 million as of September 30, 2018 and December 31, 2017, respectively. As of September 30, 2018 and December 31, 2017, BCSF

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 9. Common Stock/Capital (Continued)

Advisors, LP contributed in aggregate $7.8 million to the Company and received 389,428.14 shares of the Company and contributed $4.8 million to the Company and received 241,527.73 shares of the Company, respectively. At September 30, 2018 and December 31, 2017, BCSF Advisors, LP owned 0.89% and 0.97%, respectively, of the outstanding common stock of the Company.

        The following table summarizes the total shares issued and amount received related to capital drawdowns delivered pursuant to the Subscription Agreements and shares issued pursuant to the dividend reinvestment plan during the three months ended September 30, 2018 and 2017:

	For the Three Months Ended September 30,
	2018		2017
	Shares	Amount	Shares	Amount
Total capital drawdowns	6,245,548.12	$125,972,706	—	$—
Dividend reinvestment	119,579.90	2,408,395	23,007.05	465,874

Total capital drawdowns and dividend reinvestment	6,365,128.02	$128,381,101	23,007.05	$465,874

        The following table summarizes the total shares issued and amount received related to capital drawdowns delivered pursuant to the Subscription Agreements and shares issued pursuant to the dividend reinvestment plan during the nine months ended September 30, 2018 and 2017:

	For the Nine Months Ended September 30,
	2018		2017
	Shares	Amount	Shares	Amount
Total capital drawdowns	18,569,410.17	$376,948,118	19,412,229.47	$392,735,246
Dividend reinvestment	276,373.39	5,594,040	28,730.04	581,699

Total capital drawdowns and dividend reinvestment	18,845,783.56	$382,542,158	19,440,959.51	$393,316,945

Note 10. Commitments and Contingencies

Commitments

        The Company's investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 10. Commitments and Contingencies (Continued)

        As of September 30, 2018, the Company had $111.8 million of unfunded commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments(2)(3)
First Lien Senior Secured Loans
Abracon Group Holding, LLC—Revolver	7/18/2024	$2,833,400
Aimbridge Hospitality LP—Revolver	6/22/2022	1,176,500
AMCP Clean Acquisition Company, LLC—Delayed Draw Term Loan	6/16/2025	2,549,677
Amspec Services, Inc.—Revolver	7/2/2024	5,666,800
Ansira Holdings, Inc.—Revolver	12/20/2022	5,440,128
AP Plastics Group, LLC—Revolver	8/1/2021	8,500,200
API Technologies Corp.—Revolver	4/22/2024	4,183,169
Aramsco, Inc.—Revolver	8/28/2024	2,314,312
Batteries Plus Holding Corporation—Revolver	7/6/2022	4,250,100
Captain D's LLC—Revolver	12/15/2023	1,111,154
Chase Industries, Inc.—Delayed Draw Term Loan	5/12/2025	3,544,365
Clinical Innovations, LLC—Revolver	10/17/2022	575,862
CMI Marketing Inc—Revolver	5/24/2023	2,112,000
Cruz Bay Publishing—Revolver	6/6/2019	2,833,400
CST Buyer Company—Revolver	3/1/2023	897,478
Datix Bidco Limited—Revolver	10/28/2024	1,267,282
Direct Travel, Inc.—Revolver	12/1/2021	4,250,100
Dorner Manufacturing Corp.—Revolver	3/15/2022	1,098,883
Drilling Info Holdings, Inc.—Delayed Draw Term Loan	7/30/2025	3,041,710
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	3,541,750
Element Buyer, Inc.—Revolver	7/19/2024	4,250,100
ENC Holding Corporation—Delayed Draw Term Loan	5/30/2025	480,821
Endries International, Inc.—Delayed Draw Term Loan	6/1/2023	55,900
Endries International, Inc.—Revolver	6/1/2022	2,504,942
FineLine Technologies, Inc.—Revolver	11/2/2021	1,965,543
Great Expressions Dental Centers PC—Revolver	9/28/2022	550,157
Home Franchise Concepts, Inc.—Revolver	7/9/2024	2,529,821
Horizon Telcom, Inc.—Revolver	6/15/2023	1,158,621
Horizon Telcom, Inc.—Delayed Draw Term Loan	6/15/2023	1,737,931
McKissock, LLC—Revolver	8/5/2021	1,841,710
PRCC Holdings, Inc.—Revolver	2/1/2021	3,541,750
Solaray, LLC—Revolver	9/9/2022	8,075,190
Sovos Compliance, LLC—Delayed Draw Term Loan	3/1/2022	870,968
Sovos Compliance, LLC—Revolver	3/1/2022	1,451,615
Stanton Carpet Corp.—Revolver	11/21/2022	4,250,100
TEI Holdings Inc.—Revolver	12/20/2022	3,116,740
Tidel Engineering, L.P.—Revolver	3/1/2023	4,250,100
Winchester Electronics Corporation—Revolver	6/30/2021	4,250,100
Zywave, Inc.—Revolver	11/17/2022	1,183,184

Total First Lien Senior Secured Loans		$109,253,563

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 10. Commitments and Contingencies (Continued)

	Expiration Date(1)	Unfunded Commitments(2)(3)
Other Unfunded Commitments
BCC Jetstream Holdings Aviation (On II), LLC		2,561,470

Total Other Unfunded Commitments		$2,561,470

Total		$111,815,033

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of September 30, 2018.

(3)
Unfunded commitments represent unfunded commitments to fund investments, excluding our investment in ABCS as of September 30, 2018.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 10. Commitments and Contingencies (Continued)

        As of December 31, 2017, the Company had $111.3 million of unfunded commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments(2)(3)
First Lien Senior Secured Loans
Ansira Holdings, Inc.—Revolver	12/20/2022	$7,083,500
AP Plastics Group, LLC—Revolver	8/1/2021	7,565,178
Batteries Plus Holding Corporation—Revolver	7/6/2022	4,250,100
Captain D's LLC—Revolver	12/15/2023	843,289
Clinical Innovations—Revolver	10/17/2022	998,161
Cruz Bay Publishing R/C—Revolver	6/6/2019	2,266,720
CST Buyer Company—Revolver	3/1/2023	897,478
Direct Travel, Inc.—Revolver	12/1/2021	4,250,100
Dorner Manufacturing Corp.—Revolver	3/15/2023	659,330
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	3,541,750
ENC Holding Corporation—Revolver	2/8/2023	9,811,825
Endries International, Inc.—Delayed Draw Term Loan	6/1/2023	3,278,355
Endries International, Inc.—Revolver	6/1/2022	2,576,787
FineLine Technologies, Inc.—Revolver	11/2/2021	2,620,724
Great Expressions Dental Centers PC—Delayed Draw Term Loan	9/28/2023	667,000
Great Expressions Dental Centers PC—Revolver	9/28/2022	183,386
International Entertainment Investments Limited—Delayed Draw Term Loan	2/28/2022	558,414
K-Mac Holdings Corp.—Revolver	12/20/2021	1,440,000
Lakeland Tours, LLC—Delayed Draw Term Loan	12/8/2024	186,596
McKissock, LLC—Revolver	8/5/2019	2,125,050
PRCC Holdings, Inc.—Revolver	2/1/2021	3,541,750
Solaray, LLC—Revolver	9/9/2022	8,500,200
Sovos Compliance, LLC—Delayed Draw Term Loan	3/1/2022	4,838,710
Sovos Compliance, LLC—Revolver	3/1/2022	1,451,615
Stanton Carpet Corp.—Revolver	11/21/2022	4,250,100
TEI Holdings Inc.—Revolver	12/20/2022	4,250,100
Tidel Engineering, L.P.—Revolver	3/1/2023	5,666,800
Winchester Electronics Corporation—Revolver	6/30/2021	4,250,100
Zywave, Inc.—Revolver	11/17/2022	991,316

Total First Lien Senior Secured Loans		$93,544,434

Second Lien Senior Secured Loans
NPC International, Inc.—Delayed Draw Term Loan	4/18/2025	8,000,716

Total Second Lien Senior Secured Loans		$8,000,716

Other Unfunded Commitments
BCC Jetstream Holdings Aviation (On II), LLC		9,735,064

Total Other Unfunded Commitments		$9,735,064

Total		$111,280,214

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 10. Commitments and Contingencies (Continued)

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of December 31, 2017.

(3)
Unfunded commitments represent unfunded commitments to fund investments, excluding our investment in ABCS as of December 31, 2017.

Contingencies

        In the normal course of business, the Company may enter into certain contracts that provide a variety of indemnities. The Company's maximum exposure under these indemnities is unknown as it would involve future claims that may be made against the Company. Currently, the Company is not aware of any such claims and no such claims are expected to occur. As such, the Company does not consider it necessary to record a liability in this regard.

Note 11. Earnings Per Share

        In accordance with the provisions of ASC Topic 260, Earnings per Share ("ASC 260"), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of September 30, 2018 and December 31, 2017, there were no dilutive shares.

        The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and nine months ended September 30, 2018 and 2017:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
Basic and diluted	2018	2017	2018	2017
Net increase in net assets from operations	$18,990,852	$7,201,939	$36,517,070	$12,384,779
Weighted average common shares outstanding	41,733,013	24,921,589	35,461,497	17,725,983
Earnings per common share-basic and diluted	$0.46	$0.29	$1.03	$0.70

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 12. Financial Highlights

        The following is a schedule of financial highlights for the nine months ended September 30, 2018 and 2017:

	For the Nine Months Ended September 30,
	2018	2017
Per share data:
Net asset value at beginning of period	$20.30	$20.10
Net investment income(1)	1.02	0.53
Net realized loss(1)(7)	(0.23)	(0.01)
Net change in unrealized appreciation(1)(2)(8)	0.19	0.10

Net increase in net assets resulting from operations(1)(9)(10)	0.98	0.62
Stockholder distributions from net investment income(3)	(1.11)	(0.39)

Net asset value at end of period	$20.17	$20.33

Net assets at end of period	$883,961,230	$506,896,246
Shares outstanding at end of period	43,821,596	24,931,841.86
Total return based on net asset value(4)	4.92%	3.10%
Ratios:
Ratio of net investment income to average net assets(5)(12)(13)	6.95%	3.43%
Ratio of total net expenses to average net assets(5)(12)(13)	5.27%	1.84%
Supplemental data:
Ratio of interest and debt financing expenses to average net assets(5)(12)	3.01%	0.22%
Ratio of net expenses (without incentive fees) to average net assets(5)(12)	4.63%	1.72%
Ratio of incentive fees, net of incentive fee waivers to average net assets(5)(11)(13)	0.63%	0.12%
Average debt outstanding	$454,823,626	$8,187,767
Portfolio turnover(6)	18.48%	8.65%
Total committed capital, end of period	$1,256,069,125	$1,255,119,125
Ratio of total contributed capital to total committed capital, end of period	70.02%	40.04%

(1)
The per share data was derived by using the weighted average shares outstanding during the period.

(2)
Net change in unrealized appreciation on investments per share may not be consistent with the consolidated statements of operations due to the timing of shareholder transactions.

(3)
The per share data for distributions reflects the actual amount of distributions declared during the period.

(4)
Total return based on net asset value is calculated as the change in net asset value per share during the period, assuming dividends and distributions, if any, are reinvested in accordance with the Company's dividend reinvestment plan. Total return has not been annualized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(unaudited)

Note 12. Financial Highlights (Continued)

(5)
The computation of average net assets during the period is based on averaging net assets for the period reported.

(6)
Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the period reported.

(7)
Net realized loss includes net realized gain (loss) on investments, net realized gain (loss) on forward currency exchange contracts and net realized gain (loss) on foreign currency transactions.

(8)
Net change in unrealized appreciation includes net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on forward currency exchange contracts and net change in unrealized appreciation (depreciation) on foreign currency translation.

(9)
The sum of quarterly per share amounts may not equal earnings per share. This is due to changes in the number of weighted average shares outstanding and the effects of rounding.

(10)
Net increase in net assets resulting from operations per share in these financial highlights may be different from the net increase in net assets per share on the consolidated statements of operations due to rounding.

(11)
Ratio is not annualized.

(12)
Ratio is annualized. Incentive fees included within the ratio are not annualized.

(13)
Ratio of voluntary incentive fee waiver to average net assets was 0.23% for the nine months ended September 30, 2018 (Note 5). The ratio of net investment income without the voluntary incentive fee waiver to average net assets for the nine months ended September 30, 2018 would be 6.73%. The ratio of total expenses without the voluntary incentive fee waiver to average net assets for the nine months ended September 30, 2018 would be 5.49%. There was no impact for the nine months ended September 30, 2017.

Note 13. Subsequent Events

        On October 5, 2018, the Company filed a registration statement (the "Registration Statement") with the SEC related to an initial public offering of the Company's common stock (the "Proposed Initial Public Offering"). The Company intends to use substantially all of the proceeds from the offering, net of expenses, to repay a portion of its outstanding indebtedness. The Company intends to use any remaining proceeds to make investments in accordance with its investment objectives and strategies and for general corporate purposes. The timing of the Proposed Initial Public Offering is uncertain and there is no guarantee it will occur. The SEC has not declared the Registration Statement effective and securities may not be sold, nor may offers to buy the securities be accepted, prior to the time this registration statement becomes effective.

        On October 11, 2018, the Board approved, subject to completion of the Proposed Initial Public Offering, an Amended and Restated Investment Advisory Agreement. Beginning with the calendar quarter that commences January 1, 2019, this Amended and Restated Investment Advisory Agreement incorporates (i) a three-year lookback provision and (ii) a cap on quarterly income incentive fee payments based on net realized or unrealized capital loss, if any, during the applicable three year lookback period.

Report of Independent Registered Public Accounting Firm

        To the Board of Directors and Shareholders of Bain Capital Specialty Finance, Inc.

Opinion on the Financial Statements

        We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bain Capital Specialty Finance, Inc. and its subsidiary as of December 31, 2017 and 2016, and the related statements of operations, changes in net assets and cash flows for each of the two years in the period ended December 31, 2017 and the period from October 5, 2015 (inception) to December 31, 2015, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations, changes in their net assets and their cash flows for each of the two years in the period ended December 31, 2017 and the period from October 5, 2015 (inception) to December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

        These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

        We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

        Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016 by correspondence with the custodian, agent banks, and portfolio company investees; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers
Boston, Massachusetts
March 16, 2018

        We have served as the Company's auditor since 2016.

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Assets and Liabilities

	As of	As of
	December 31, 2017	December 31, 2016
Assets
Investments at fair value:
Non-controlled/non-affiliate investments (amortized cost of $633,645,701 and $106,251,499, respectively)	$643,067,956	$107,942,008
Controlled affiliate investments (amortized cost of $187,617,223 and $0, respectively)	188,510,115	—
Cash and cash equivalents	139,506,289	66,732,154
Foreign cash (cost of $1,383,845 and $0, respectively)	1,411,855	—
Collateral on forward currency exchange contracts	4,421,968	—
Deferred financing costs	5,808,726	1,088,751
Deferred offering costs	—	329,995
Interest receivable on investments	2,888,847	596,164
Prepaid insurance	137,785	139,875
Receivable for sales and paydowns of investments	2,497,769	20,415
Other assets	—	5,723

Total Assets	$988,251,310	$176,855,085

Liabilities
Revolving credit facilities	$451,000,000	$59,100,000
Interest payable	815,402	17,992
Payable for investments purchased	14,814,984	6,266,467
Unrealized depreciation on forward currency exchange contracts	3,504,814	—
Base management fee payable	1,244,033	178,204
Incentive fee payable	1,017,919	253,576
Accounts payable and accrued expenses	1,143,946	478,419
Directors fees payable	—	133,806
Excise tax payable	4,882	—
Distributions payable	7,742,502	82,363

Total Liabilities	481,288,482	66,510,827

Commitments and Contingencies (See Note 11)
Net Assets
Preferred stock, $0.001 par value per share, 10,000,000,000 shares authorized, none issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	$—	$—
Common stock, par value $0.001 per share, 100,000,000,000 and 100,000,000,000 shares authorized, 24,975,812 and 5,490,882 shares issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	24,976	5,491
Paid in capital in excess of par value	503,533,321	109,677,129
Accumulated undistributed net investment income (loss)	(3,469,772)	(1,028,871)
Accumulated undistributed net realized gain (loss)	35,676	—
Net unrealized appreciation	6,838,627	1,690,509

Total Net Assets	506,962,828	110,344,258

Total Liabilities and Total Net assets	$988,251,310	$176,855,085

Net asset value per share	$20.30	$20.10

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Operations

	For the Year Ended December 31,	For the Year Ended December 31,	For the Period From October 5, 2015 (Inception) to December 31,
	2017	2016	2015
Income
Investment income from non-controlled/non-affiliate investments:
Interest from investments	$24,380,362	$868,550	$—
Other income	128,848	—	—

Total investment income from non-controlled/non-affiliate investments	24,509,210	868,550	—
Investment income from controlled affiliate investments:
Interest from investments	55,308	—	—
Other income	40,616	—	—

Total investment income from controlled affiliate investments	95,924	—	—

Total investment income	24,605,134	868,550	—

Expenses
Interest and debt financing expenses	$3,614,734	$27,015	$—
Amortization of deferred offering costs	329,995	91,152	—
Base management fee	2,949,009	178,204	—
Incentive fee	764,343	253,576	—
Organizational costs	—	797,593	—
Professional fees	1,776,863	301,997	—
Directors fees	275,461	137,732	—
Other general and administrative expenses	685,524	162,815	—

Total expenses	10,395,929	1,950,084	—

Net investment income (loss) before taxes	14,209,205	(1,081,534)	—

Excise tax expense	4,882	—	—

Net investment income (loss) after taxes	14,204,323	(1,081,534)	—

Net realized and unrealized gains (losses)
Net realized gain on non-controlled/non-affiliate investments	54,404	—	—
Net realized gain on foreign currency transactions	115,025	—	—
Net realized loss on forward currency exchange contracts	(221,928)	—	—
Net change in unrealized appreciation on foreign currency translation	28,294	—	—
Net change in unrealized depreciation on forward currency exchange contracts	(3,504,814)	—	—
Net change in unrealized appreciation on non-controlled/non-affiliate investments	7,731,746	1,690,509	—
Net change in unrealized appreciation on controlled affiliate investments	892,892	—	—

Total net realized and unrealized gain	5,095,619	1,690,509	—

Net increase in net assets resulting from operations	$19,299,942	$608,975	$—

Per Common Share Data
Basic and diluted net investment income (loss) per common share	$0.73	$(0.90)	$—
Basic and diluted increase in net assets resulting from operations per common share	$0.99	$0.51	$—
Basic and diluted weighted average common shares outstanding	19,548,037	1,200,974	1,000

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31	For the Year Ended December 31	For the Period From October 5, 2015 (Inception) to December 31
	2017	2016	2015
Operations:
Net investment income (loss)	$14,204,323	$(1,081,534)	$—
Net realized loss	(52,499)	—	—
Net change in unrealized appreciation	5,148,118	1,690,509	—

Net increase in net assets resulting from operations	19,299,942	608,975	—

Stockholder distributions:
Distributions from net investment income	(16,892,213)	(82,363)	—

Net decrease in net assets resulting from stockholder distributions	(16,892,213)	(82,363)	—

Capital share transactions:
Issuance of common stock	392,735,221	109,817,646	—
Reinvestment of stockholder distributions	1,475,620	—	—

Net increase in net assets resulting from capital share transactions	394,210,841	109,817,646	—

Total increase in net assets	396,618,570	110,344,258	—
Net assets at beginning of period	110,344,258	—	—

Net assets at end of period	$506,962,828	$110,344,258	$—

Net asset value per common share	$20.30	$20.10	$—

Common stock outstanding at end of period	24,975,812	5,490,882	1,000

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Statements of Cash Flows

	For the Year Ended December 31	For the Year Ended December 31	For the Period From October 5, 2015 (Inception) to December 31
	2017	2016	2015
Cash flows from operating activities
Net increase in net assets resulting from operations	$19,299,942	$608,975	$—
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(781,182,745)	(100,305,376)	—
Proceeds from principal payments and sales of investments	73,111,740	347,781	—
Net realized gain from investments	(54,404)	—	—
Net realized gain on foreign currency transactions	(115,025)	—	—
Net change in unrealized depreciation on forward currency exchange contracts	3,504,814	—	—
Net change in unrealized appreciation on investments	(8,624,638)	(1,690,509)	—
Net change in unrealized appreciation on foreign currency translation	(28,294)	—	—
Accretion of discounts and amortization of premiums	(814,568)	(47,852)	—
Amortization of deferred financing costs and upfront commitment fees	742,025	9,023	—
Amortization of deferred offering costs	329,995	91,152	—
Changes in operating assets and liabilities:
Collateral on forward currency exchange contracts	(4,421,968)	—	—
Interest receivable on investments	(2,292,683)	(596,164)	—
Prepaid insurance	2,090	(139,875)	—
Other assets	5,723	(5,723)	—
Interest payable	797,410	17,992	—
Base management fee payable	1,065,829	178,204	—
Incentive fee payable	764,343	253,576	—
Accounts payable and accrued expenses	665,527	379,186	—
Excise tax payable	4,882	—	—
Directors fees payable	(133,806)	133,806	—

Net cash used in operating activities	(697,373,811)	(100,765,804)	—

Cash flows from financing activities
Borrowings on revolving credit facilities	545,899,918	59,100,000	—
Repayments on revolving credit facilities	(154,563,966)	—	—
Payments of financing costs	(5,462,000)	(1,097,774)	—
Payments of offering costs	—	(321,914)	—
Proceeds from issuance of common stock	392,735,221	109,817,646	—
Stockholder distributions paid	(7,756,454)	—	—

Net cash provided by financing activities	770,852,719	167,497,958	—

Net increase in cash, foreign cash and cash equivalents	73,478,908	66,732,154	—
Effect of foreign currency exchange rates	707,082	—	—
Cash, foreign cash and cash equivalents, beginning of period	66,732,154	—	—

Cash, foreign cash and cash equivalents, end of period	$140,918,144	$66,732,154	$—

Supplemental disclosure of cash flow information:
Cash interest paid during the period	$2,075,299	$—	$—
Supplemental disclosure of non-cash information:
Reinvestment of stockholder distributions	$1,475,620	$—	$—

See Notes to Consolidated Financial Statements

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Investments and Cash Equivalents 190.4%
Investments 164.0%
Non-Controlled/Non-Affiliate Investments 126.8%
Corporate Fixed Income 1.6%
Corporate Bond 1.6%
Utilities: Electric 1.6%
CSVC Acquisition Corp	—	7.75%	6/15/2025	$8,478,000	$8,478,000	$8,138,880

Total Utilities: Electric					8,478,000	8,138,880

Total Corporate Bond					$8,478,000	$8,138,880

Total Corporate Fixed Income					$8,478,000	$8,138,880

Corporate Debt 124.5%
Delayed Draw Term Loan 0.1%
Capital Equipment 0.0%
Endries International, Inc.(3)(5)(15)(19)	—	—	6/1/2023	$—	(44,681)	—

Total Capital Equipment					(44,681)	—
Healthcare & Pharmaceuticals 0.0%
Great Expressions Dental Centers PC(2)(3)(5)(15)(19)	—	—	9/28/2023	$—	(4,147)	(10,005)

Total Healthcare & Pharmaceuticals					(4,147)	(10,005)
Hotel, Gaming & Leisure 0.0%
NPC International, Inc.(2)(3)(5)(15)(19)	—	—	4/18/2025	$—	(18,711)	(20,002)

Total Hotel, Gaming & Leisure					(18,711)	(20,002)
Media: Diversified & Production 0.1%
International Entertainment Investments Limited(3)(6)(18)(19)	GBP LIBOR + 4.25%	4.75%	2/28/2022	£599,178	755,088	795,989

Total Media: Diversified & Production					755,088	795,989
Services: Business 0.0%
Lakeland Tours, LLC(3)(5)(15)(21)	—	—	12/8/2024	$—	(466)	1,866
Sovos Compliance, LLC(2)(3)(15)(19)	—	—	3/1/2022	$—	—	(48,387)

Total Services: Business					(466)	(46,521)

Total Delayed Draw Term Loan					$687,083	$719,461
First Lien Last Out Term Loan 6.0%
Environmental Industries 4.0%
Adler & Allan Group Limited(6)(17)(19)(21)(22)	GBP LIBOR + 7.50%	8.00%	6/30/2024	£15,141,463	19,064,227	20,256,052

Total Environmental Industries					19,064,227	20,256,052

Healthcare & Pharmaceuticals 2.0%
Clinical Innovations, LLC(15)(19)(21)(22)	L + 6.00%	7.49%	10/17/2023	$10,365,517	10,136,979	10,132,293

Total Healthcare & Pharmaceuticals					10,136,979	10,132,293

Total First Lien Last Out Term Loan					$29,201,206	$30,388,345

First Lien Senior Secured Loan 93.8%
Aerospace & Defense 3.9%
Anaren, Inc.(15)(19)(21)	L + 4.50%	6.19%	2/18/2021	$2,509,630	2,522,237	2,522,178
Novetta, LLC(15)	L + 5.00%	6.70%	10/17/2022	$3,854,294	3,778,545	3,745,892
Salient CRGT, Inc.(15)(19)(21)	L + 5.75%	7.32%	2/28/2022	$3,708,100	3,645,930	3,740,546
StandardAero Aviation Holdings, Inc.(15)(21)	L + 3.75%	5.32%	7/7/2022	$9,923,858	10,025,652	10,016,894

Total Aerospace & Defense					19,972,364	20,025,510
Automotive 3.6%
CST Buyer Company(15)(19)(21)	L + 6.25%	7.75%	3/1/2023	$9,801,261	9,674,796	9,879,671
OEConnection LLC(15)(21)	L + 4.00%	5.69%	11/22/2024	$8,175,779	8,134,900	8,165,560

Total Automotive					17,809,696	18,045,231
Beverage, Food & Tobacco 6.5%
Captain D's LLC(15)(19)(21)	L + 4.50%	5.98%	12/15/2023	$13,540,845	13,405,528	13,405,437
K-Mac Holdings Corp.(15)(19)(21)	L + 4.75%	6.32%	12/20/2022	$14,040,000	13,850,449	14,138,280
Restaurant Technologies, Inc.(15)(21)	L + 4.75%	6.20%	11/23/2022	$5,266,653	5,221,740	5,260,070

Total Beverage, Food & Tobacco					32,477,717	32,803,787

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Capital Equipment 5.0%
Dorner Manufacturing Corp.(15)(19)(21)	L + 5.75%	7.32%	3/15/2023	$8,288,872	8,108,458	8,305,450
DXP Enterprises, Inc.(6)(15)(19)(21)	L + 5.50%	7.07%	8/29/2023	$5,230,350	5,180,464	5,282,654
Endries International, Inc.(15)(19)(21)	L + 4.75%	6.15%	6/1/2023	$6,540,319	6,452,400	6,540,319
Wilsonart LLC(15)(21)	L + 3.25%	4.95%	12/19/2023	$5,473,747	5,531,399	5,511,866

Total Capital Equipment					25,272,721	25,640,289
Chemicals, Plastics & Rubber 1.6%
ASP Chromaflo Intermediate Holdings, Inc.(15)(21)	L + 4.00%	5.57%	11/20/2023	$509,990	507,862	513,496
ASP Chromaflo Intermediate Holdings, Inc.(6)(15)(21)	L + 4.00%	5.57%	11/20/2023	$663,150	660,383	667,709
Niacet b.v.(6)(15)(19)(21)	EURIBOR + 4.50%	5.50%	2/1/2024	€3,865,193	4,133,673	4,651,765
Niacet Corporation(15)(19)(21)	L + 4.50%	6.19%	2/1/2024	$2,223,200	2,204,254	2,228,758

Total Chemicals, Plastics & Rubber					7,506,172	8,061,728
Construction & Building 3.4%
Bolt Infrastructure Merger Sub, Inc.(15)(21)	L + 3.50%	5.07%	6/21/2024	$2,697,465	2,684,931	2,706,744
Regan Development Holdings Limited(6)(17)(19)	EURIBOR + 7.00%	7.50%	5/2/2022	€2,825,002	3,077,840	3,398,198
Regan Development Holdings Limited(6)(17)(19)	EURIBOR + 7.00%	7.50%	5/2/2022	€8,574,506	9,167,494	10,314,281
Regan Development Holdings Limited(6)(17)(19)	EURIBOR + 7.00%	7.50%	5/2/2022	€915,945	1,040,239	1,101,791

Total Construction & Building					15,970,504	17,521,014
Consumer Goods: Durable 3.0%
Harbor Freight Tools USA, Inc.(16)(21)	L + 3.25%	4.82%	8/18/2023	$15,000,000	15,105,349	15,118,365

Total Consumer Goods: Durable					15,105,349	15,118,365
Consumer Goods: Non-Durable 4.2%
FineLine Technologies, Inc.(15)(19)(21)	L + 4.75%	6.44%	11/2/2022	$14,659,018	14,379,947	14,585,723
Kronos Acquisition Holdings Inc.(15)(21)	L + 4.50%	6.17%	8/26/2022	$2,783,522	2,776,997	2,809,038
Melissa & Doug, LLC(15)(19)(21)	L + 3.75%	5.44%	6/19/2024	$3,830,680	3,814,142	3,859,410

Total Consumer Goods: Non-Durable					20,971,086	21,254,171
Containers, Packaging & Glass 5.0%
BWAY Holding Company(18)(21)	L + 3.25%	4.60%	4/3/2024	$12,942,481	12,941,997	13,013,264
CSP Technologies North America, LLC(15)(19)(21)	L + 5.25%	6.94%	1/29/2022	$12,285,894	12,285,894	12,316,608

Total Containers, Packaging & Glass					25,227,891	25,329,872
Energy: Oil & Gas 2.7%
Keane Group, Inc.(6)(15)(19)(21)	L + 7.25%	9.00%	8/18/2022	$13,793,468	13,666,341	13,807,262

Total Energy: Oil & Gas					13,666,341	13,807,262
Healthcare & Pharmaceuticals 5.8%
Drive DeVilbiss(15)(21)	L + 5.50%	7.19%	1/3/2023	$6,714,072	6,189,778	6,214,545
Great Expressions Dental Centers PC(15)(19)(21)	L + 4.75%	6.32%	9/28/2023	$8,063,925	7,959,637	7,942,966
Island Medical Management Holdings, LLC(15)(19)(21)	L + 5.50%	7.00%	9/1/2022	$10,629,110	10,480,292	10,310,237
U.S. Anesthesia Partners, Inc.(15)(21)	L + 3.25%	4.82%	6/23/2024	$4,987,469	4,969,431	5,006,172

Total Healthcare & Pharmaceuticals					29,599,138	29,473,920
High Tech Industries 16.4%
Lighthouse Network, LLC(15)(21)	L + 4.50%	6.07%	11/29/2024	$16,250,891	16,171,524	16,332,145
Netsmart Technologies, Inc.(15)(21)	L + 4.50%	6.19%	4/19/2023	$16,166,203	16,200,542	16,375,022
Qlik Technologies(15)(21)	L + 3.50%	5.04%	4/26/2024	$17,917,481	17,867,534	17,559,132
SolarWinds Holdings, Inc.(15)(21)	L + 3.50%	5.07%	2/3/2023	$14,912,218	15,011,042	14,984,915
Zywave, Inc.(15)(19)(21)	L + 5.00%	6.61%	11/17/2022	$17,728,574	17,580,683	17,728,574

Total High Tech Industries					82,831,325	82,979,788
Insurance 2.0%
Alliant Holdings Intermediate, LLC(15)(21)	L + 3.25%	4.80%	8/12/2022	$7,480,852	7,550,046	7,528,475
Wink Holdco, Inc.(15)(21)	L + 3.00%	4.49%	11/2/2024	$2,619,172	2,612,843	2,645,364

Total Insurance					10,162,889	10,173,839
Media: Broadcasting & Subscription 3.0%
Micro Holding Corp.(18)(21)	L + 3.75%	5.34%	9/13/2024	$14,962,500	14,927,621	15,019,941

Total Media: Broadcasting & Subscription					14,927,621	15,019,941

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Media: Diversified & Production 4.2%
Deluxe Entertainment Services Group Inc.(15)(21)	L + 5.50%	6.88%	2/28/2020	$10,912,628	10,454,998	10,721,657
International Entertainment Investments Limited(6)(18)(19)(21)	GBP LIBOR + 4.75%	5.24%	5/31/2022	£7,673,114	9,314,218	10,368,679

Total Media: Diversified & Production					19,769,216	21,090,336
Real Estate 2.1%
Spectre (Carrisbrook House) Limited(6)(15)(19)	EURIBOR + 7.50%	8.50%	8/9/2021	€9,300,000	10,644,272	10,863,204

Total Real Estate					10,644,272	10,863,204
Retail 2.6%
CH Hold Corp.(15)(21)	L + 3.00%	4.57%	2/1/2024	$1,514,280	1,511,626	1,525,637
Eyemart Express LLC(15)(21)	L + 3.00%	4.44%	8/4/2024	$11,622,196	11,667,646	11,647,626

Total Retail					13,179,272	13,173,263
Services: Business 10.8%
Advantage Sales & Marketing Inc.(15)(21)	L + 3.25%	4.63%	7/23/2021	$15,907,613	15,579,348	15,553,000
Comet Bidco Limited(6)(18)	GBP LIBOR + 5.25%	5.74%	10/10/2024	£6,260,870	8,025,268	8,321,073
Genuine Financial Holdings LLC(15)(19)(21)	L + 4.75%	6.38%	1/26/2023	$9,493,949	9,394,123	9,588,888
Lakeland Tours, LLC(15)(21)	L + 4.00%	5.59%	12/8/2024	$2,265,805	2,260,141	2,288,463
New Insight Holdings, Inc.(15)(21)	L + 5.50%	7.13%	12/20/2024	$10,673,472	10,140,377	10,250,984
Sovos Compliance, LLC(15)(19)(21)	L + 6.00%	7.57%	3/1/2022	$8,687,901	8,610,473	8,601,022
Travel Leaders Group, LLC(18)(21)	L + 4.50%	5.92%	1/25/2024	$294,097	292,867	298,876

Total Services: Business					54,302,597	54,902,306
Telecommunications 2.6%
Masergy Holdings, Inc.(15)(21)	L + 3.75%	5.44%	12/15/2023	$693,116	690,187	697,448
Polycom, Inc.(15)(21)	L + 5.25%	6.78%	9/27/2023	$12,164,688	12,014,392	12,291,408

Total Telecommunications					12,704,579	12,988,856
Wholesale 5.4%
American Tire Distributors Inc(15)(21)	L + 4.25%	5.82%	9/1/2021	$17,028,623	17,120,740	17,171,238
PT Holdings, LLC(15)(21)	L + 4.00%	5.57%	11/30/2024	$9,954,211	9,904,920	10,016,424

Total Wholesale					27,025,660	27,187,662

Total First Lien Senior Secured Loan					$469,126,410	$475,460,344

Revolver 1.4%
Automotive 0.0%
CST Buyer Company(3)(5)(15)(19)	—	—	3/1/2023	$—	(11,593)	7,180

Total Automotive					(11,593)	7,180
Banking 0.0%
Tidel Engineering, L.P.(3)(15)(19)	—	—	3/1/2023	$—	—	—

Total Banking					—	—
Beverage, Food & Tobacco 0.2%
Captain D's LLC(3)(15)(19)	L + 4.50%	6.03%	12/15/2023	$1,018,981	1,000,490	1,000,358
K-Mac Holdings Corp.(3)(15)(19)	L + 3.50%	5.07%	12/20/2021	$160,000	160,000	171,200

Total Beverage, Food & Tobacco					1,160,490	1,171,558
Capital Equipment 0.2%
Dorner Manufacturing Corp.(3)(15)(19)	L + 5.75%	7.32%	3/15/2023	$439,553	415,595	443,949
Endries International, Inc.(3)(15)(19)	P + 3.75%	8.25%	6/1/2022	$701,568	658,025	701,568
Winchester Electronics Corporation(3)(15)(19)	—	—	6/30/2021	$—	—	—

Total Capital Equipment					1,073,620	1,145,517
Chemicals, Plastics & Rubber 0.2%
AP Plastics Group, LLC(3)(15)(19)	L + 4.75%	6.12%	8/1/2021	$935,022	935,022	935,022
PRCC Holdings, Inc.(3)(19)	—	—	2/1/2021	$—	—	—

Total Chemicals, Plastics & Rubber					935,022	935,022
Construction & Building 0.0%
Stanton Carpet Corp.(3)(15)(19)	—	—	11/21/2022	$—	—	—

Total Construction & Building					—	—
Consumer Goods: Non-Durable 0.0%
FineLine Technologies, Inc.(2)(3)(5)(15)(19)	—	—	11/2/2021	$—	(45,292)	(13,104)
Solaray, LLC(3)(15)(19)	—	—	9/9/2022	$—	—	—

Total Consumer Goods: Non-Durable					(45,292)	(13,104)

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Healthcare & Pharmaceuticals 0.2%
Clinical Innovations, LLC(3)(15)(19)(22)	L + 6.00%	7.49%	10/17/2022	$153,563	128,728	127,649
Great Expressions Dental Centers PC(3)(12)(15)(19)	L + 4.75%	6.39%	9/28/2022	$983,614	969,683	966,109

Total Healthcare & Pharmaceuticals					1,098,411	1,093,758
High Tech Industries 0.1%
Zywave, Inc.(3)(13)(15)(19)	L + 5.00%	7.43%	11/17/2022	$287,802	272,177	287,802

Total High Tech Industries					272,177	287,802
Media: Advertising, Printing & Publishing 0.1%
Ansira Holdings, Inc.(3)(15)(19)	—	—	12/20/2022	$—	—	—
Cruz Bay Publishing, Inc.(3)(15)(19)	P + 3.00%	7.50%	6/6/2019	$566,680	566,680	566,680

Total Media: Advertising, Printing & Publishing					566,680	566,680
Media: Diversified & Production 0.0%
Efficient Collaborative Retail Marketing Company, LLC(3)(15)(19)	—	—	6/15/2022	$—	—	—

Total Media: Diversified & Production					—	—
Retail 0.0%
Batteries Plus Holding Corporation(3)(15)(19)	—	—	7/6/2022	$—	—	—

Total Retail					—	—
Services: Business 0.1%
McKissock, LLC(3)(15)(19)	P + 2.50%	7.00%	8/5/2019	$708,350	708,350	708,350
Sovos Compliance, LLC(2)(3)(5)(15)(19)	—	—	3/1/2022	$—	(13,204)	(14,516)
TEI Holdings Inc.(3)(15)(19)	—	—	12/20/2022	$—	—	—

Total Services: Business					695,146	693,834
Transportation: Cargo 0.3%
ENC Holding Corporation(3)(15)(19)	P + 3.75%	8.25%	2/8/2023	$1,521,775	1,521,775	1,521,775

Total Transportation: Cargo					1,521,775	1,521,775
Transportation: Consumer 0.0%
Direct Travel, Inc.(3)(19)	—	—	12/1/2021	$—	—	—

Total Transportation: Consumer					—	—

Total Revolver					$7,266,436	$7,410,022

Second lien senior secured loan 23.2%
Aerospace & Defense 2.9%
TECT Power Holdings, LLC(15)(19)(21)	L + 8.50%	10.07%	12/27/2021	$14,757,969	14,483,760	14,772,727

Total Aerospace & Defense					14,483,760	14,772,727
Automotive 1.3%
OEConnection LLC(15)(19)(21)	L + 8.00%	9.69%	11/17/2025	$6,460,396	6,396,132	6,460,396

Total Automotive					6,396,132	6,460,396
Beverage, Food & Tobacco 0.3%
Restaurant Technologies, Inc.(15)(19)(21)	L + 8.75%	10.20%	11/23/2023	$1,693,548	1,663,433	1,697,782

Total Beverage, Food & Tobacco					1,663,433	1,697,782
Capital Equipment 1.1%
EXC Holdings III Corp.(15)(21)	L + 7.50%	9.16%	11/16/2025	$5,240,489	5,197,471	5,319,096

Total Capital Equipment					5,197,471	5,319,096
Energy: Oil & Gas 2.6%
Bruin E&P Partners, LLC(15)(19)	L + 7.38%	8.90%	3/7/2023	$13,020,000	12,805,884	13,150,200

Total Energy: Oil & Gas					12,805,884	13,150,200
Healthcare & Pharmaceuticals 5.1%
TecoStar Holdings, Inc.(15)(19)(21)	L + 8.50%	9.88%	11/1/2024	$9,471,942	9,246,013	9,481,414
U.S. Anesthesia Partners, Inc.(15)(19)(21)	L + 7.25%	8.82%	6/23/2025	$16,520,000	16,288,816	16,553,040

Total Healthcare & Pharmaceuticals					25,534,829	26,034,454
High Tech Industries 4.2%
Intralinks, Inc.(15)(21)	L + 8.00%	9.70%	11/10/2025	$13,469,388	13,335,962	13,458,168
nThrive, Inc.(15)(19)(21)	L + 9.75%	11.32%	4/20/2023	$8,000,000	7,980,000	7,960,000

Total High Tech Industries					21,315,962	21,418,168

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Hotel, Gaming & Leisure 1.0%
NPC International, Inc.(15)(21)	L + 7.50%	9.05%	4/18/2025	$4,703,667	4,683,039	4,821,259

Total Hotel, Gaming & Leisure					4,683,039	4,821,259
Insurance 0.4%
Wink Holdco, Inc.(15)(21)	L + 6.75%	8.24%	11/2/2025	$2,039,478	2,029,614	2,064,972

Total Insurance					2,029,614	2,064,972
Media: Advertising, Printing & Publishing 1.1%
Learfield Communications LLC(15)(19)(21)	L + 7.25%	8.82%	12/2/2024	$5,400,000	5,351,468	5,454,000

Total Media: Advertising, Printing & Publishing					5,351,468	5,454,000
Retail 0.2%
CH Hold Corp.(15)(21)	L + 7.25%	8.82%	2/3/2025	$1,215,470	1,210,312	1,242,818

Total Retail					1,210,312	1,242,818
Services: Business 1.0%
OPE Inmar Acquisition, Inc.(15)(21)	L + 8.00%	9.42%	5/1/2025	$5,058,410	5,003,214	5,048,925

Total Services: Business					5,003,214	5,048,925
Telecommunications 0.2%
Masergy Holdings, Inc.(15)(21)	L + 8.50%	10.19%	12/16/2024	$778,846	771,793	790,042

Total Telecommunications					771,793	790,042

Transportation: Cargo 1.8%
Direct ChassisLink, Inc.(18)(19)(21)	L + 6.00%	7.51%	6/15/2023	$9,031,936	8,986,776	9,212,575
Total Transportation: Cargo					8,986,776	9,212,575

Total Second lien senior secured loan					$115,433,687	$117,487,414

Total Corporate Debt					$621,714,822	$631,465,586

Equity 0.7%
Series A Preferred Units 0.4%
Healthcare & Pharmaceuticals 0.4%
CB Titan Holdings, Inc.(14)(19)	—	—	—	1,952,879	1,952,879	1,963,490

Total Healthcare & Pharmaceuticals					1,952,879	1,963,490

Total Series A Preferred Units					1,952,879	1,963,490

High Tech Industries 0.3%
Equity Interest 0.3%
Impala Private Investments, LLC(14)(19)	—	—	—	1,500,000	1,500,000	1,500,000

Total High Tech Industries					1,500,000	1,500,000

Total Equity Interest					1,500,000	1,500,000

Total Equity					$3,452,879	$3,463,490

Total Non-Controlled/Non-Affiliate Investments					$633,645,701	$643,067,956

Controlled Affiliate Investments 37.2%
Corporate Debt 0.4%
First lien senior secured loan 0.4%
Aerospace & Defense 0.4%
BCC Jetstream Holdings Aviation (On II), LLC(10)(11)(19)(20)	—	10.00%	6/2/2022	$1,837,216	1,837,216	1,837,216

Total Aerospace & Defense					1,837,216	1,837,216

Total First lien senior secured loan					$1,837,216	$1,837,216

Total Corporate Debt					$1,837,216	$1,837,216

Equity 36.8%
Equity Interest 36.8%
Aerospace & Defense 1.6%
BCC Jetstream Holdings Aviation (On II), LLC(10)(11)(14)(19)(20)	—	—	—	324,214	324,214	424,261
BCC Jetstream Holdings Aviation (Off I), LLC(6)(10)(11)(14)(19)(20)	—	—	—	7,403,505	7,403,505	7,838,831

Total Aerospace & Defense					7,727,719	8,263,092

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount/ Shares(9)	Amortized Cost	Fair Value
Investment Vehicles 35.2%
Antares Bain Capital Complete Financing Solution LLC(6)(10)(11)(19)	—	—	—	178,052,288	178,052,288	178,409,807

Total Investment Vehicles					178,052,288	178,409,807

Total Equity Interest					$185,780,007	$186,672,899

Total Equity					$185,780,007	$186,672,899

Unfunded Commitment 0.0%
Aerospace & Defense 0.0%
BCC Jetstream Holdings Aviation (On II), LLC(7)(10)(11)(14)(19)(20)	—	—	6/2/2022	—	—	—

Total Aerospace & Defense					—	—

Total Unfunded Commitment					—	—

Total Controlled Affiliate Investments					$187,617,223	$188,510,115

Total Investments					$821,262,924	$831,578,071

Cash Equivalents 26.4%
Goldman Sachs Financial Square Government Fund	—	1.23%	—	—	133,639,685	133,639,685

Total Cash Equivalents					$133,639,685	$133,639,685

Total Investments and Cash Equivalents					$954,902,609	$965,217,756

Forward Foreign Currency Exchange Contracts(8)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. DOLLARS 235,405	EURO 202,017	Bank of New York Mellon	1/2/2018	$(7,139)
U.S. DOLLARS 278,347	EURO 238,447	Bank of New York Mellon	2/2/2018	(8,463)
U.S. DOLLARS 16,380,814	EURO 15,080,000	Bank of New York Mellon	3/6/2018	(1,792,291)
U.S. DOLLARS 65,054	EURO 53,872	Bank of New York Mellon	4/3/2018	15
U.S. DOLLARS 12,118,964	EURO 10,080,000	Bank of New York Mellon	6/22/2018	(114,837)
U.S. DOLLARS 49,293	POUND STERLING 36,384	Bank of New York Mellon	1/2/2018	115
U.S. DOLLARS 40,752	POUND STERLING 30,542	Bank of New York Mellon	1/12/2018	(562)
U.S. DOLLARS 400,093	POUND STERLING 305,318	Citibank	1/31/2018	(13,196)
U.S. DOLLARS 9,647,586	POUND STERLING 7,635,000	Bank of New York Mellon	3/6/2018	(698,500)
U.S. DOLLARS 20,063,392	POUND STERLING 15,200,000	Citibank	6/22/2018	(614,324)
U.S. DOLLARS 8,060,115	POUND STERLING 6,090,000	Bank of New York Mellon	9/28/2018	(255,632)

				$(3,504,814)

(1)
The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L"), the Euro Interbank Offered Rate ("EURIBOR" or "E"), British Pound Sterling LIBOR Rate ("GBP LIBOR") or the Prime Rate ("Prime" or "P") and which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR, EURIBOR, GBP LIBOR or Prime and the current weighted average interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR, EURIBOR, GBP LIBOR or Prime interest rate floor.

(2)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.

(3)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee.

(4)
Percentages are based on the Company's net assets of $506,962,828 as of December 31, 2017.

(5)
The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)
The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company's total assets. As of December 31, 2017, non-qualifying assets totaled 28.1% of the Company's total assets.

(7)
The assets to be issued will be determined at the time the funds are called.

Bain Capital Specialty Finance, Inc.

Consolidated Schedule of Investments (Continued)

As of December 31, 2017

(8)
Unrealized appreciation/(depreciation) on forward currency exchange contracts.

(9)
The principal amount (par amount) for all debt securities is denominated in U.S. dollars, unless otherwise noted. £ represents Pound Sterling and € represents Euro.

(10)
As defined in the 1940 Act, the Company is deemed to be an "Affiliated Investment" of the Company as the Company owns five percent or more of the portfolio company's securities.

(11)
As defined in the 1940 Act, the Company is deemed to "Control" this portfolio company as the Company either owns more than 25% of the portfolio company's outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

(12)
$50,014 of the total par amount for this security is at P + 3.75%.

(13)
$127,912 of the total par amount for this security is at P + 4.00%.

(14)
Non-Income Producing.

(15)
Loan includes interest rate floor of 1.00%.

(16)
Loan includes interest rate floor of 0.75%.

(17)
Loan includes interest rate floor of 0.50%.

(18)
Loan includes interest rate floor of 0.00%.

(19)
Security valued using unobservable inputs (Level 3).

(20)
The Company holds non-controlling, affiliate interest in an aircraft-owning special purpose vehicle through this investment.

(21)
Assets are pledged as collateral for the BCSF Revolving Credit Facility. See Note 6 "Borrowings".

(22)
The Company generally earns a higher interest rate on the "last out" tranche of debt, to the extent the debt has been allocated to "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

See Notes to Consolidated Financial Statements.

Bain Capital Specialty Finance, Inc.

Schedule of Investments

As of December 31, 2016

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Amortized Cost	Fair Value
Investments 97.8%
Non-Controlled/Non-Affiliate Investments 97.8%
Corporate Debt 97.8%
Delayed Draw Term Loan 0.0%
Healthcare & Pharmaceuticals 0.0%
Great Expressions Dental Centers PC(2)(3)			9/28/2023	$—	$(4,849)	$(3,335)

Total Healthcare & Pharmaceuticals					(4,849)	(3,335)

Total Delayed Draw Term Loan					$(4,849)	$(3,335)

First Lien Senior Secured Loan 90.2%
Capital Equipment 13.3%
FineLine Technologies, Inc.	L + 4.75%	5.75%	11/2/2022	$14,807,089	14,482,151	14,659,018

Total Capital Equipment					14,482,151	14,659,018
Chemicals, Plastics & Rubber 1.1%
ASP Chromaflo Intermediate Holdings, Inc.	L + 4.00%	5.00%	11/20/2023	$515,142	512,574	520,293
ASP Chromaflo Intermediate Holdings, Inc.	L + 4.00%	5.00%	11/20/2023	$669,849	666,510	676,550

Total Chemicals, Plastics & Rubber					1,179,084	1,196,843
Healthcare & Pharmaceuticals 13.1%
Drive DeVilbiss	L + 5.50%	6.50%	12/21/2022	$6,886,228	6,266,467	6,318,114
Great Expressions Dental Centers PC	L + 4.75%	5.75%	9/28/2023	$8,145,585	8,027,008	8,104,857

Total Healthcare & Pharmaceuticals					14,293,475	14,422,971
High Tech Industries 36.2%
Harbortouch Payments, LLC	L + 4.75%	5.75%	10/13/2023	$12,136,840	12,017,183	12,167,182
Netsmart Technologies, Inc.	L + 4.50%	5.50%	4/19/2023	$9,974,937	9,969,553	10,027,934
Zywave, Inc.	L + 5.00%	6.00%	11/17/2022	$17,907,651	17,730,634	17,728,575

Total High Tech Industries					39,717,370	39,923,691
Media: Diversified & Production 14.5%
Deluxe Entertainment Services Group Inc.	L + 6.00%	7.00%	2/28/2020	$16,127,446	15,345,715	16,046,808

Total Media: Diversified & Production					15,345,715	16,046,808
Services: Business 4.8%
Restaurant Technologies, Inc.	L + 4.75%	5.75%	11/23/2022	$5,306,452	5,253,787	5,299,819

Total Services: Business					5,253,787	5,299,819
Telecommunications 7.2%
Masergy Holdings, Inc.	L + 4.50%	5.50%	12/15/2023	$700,117	696,644	706,024
Polycom, Inc.	L + 6.50%	7.50%	9/27/2023	$7,253,125	7,043,836	7,307,524

Total Telecommunications					7,740,480	8,013,548

Total First Lien Senior Secured Loan					$98,012,062	$99,562,698

Revolver 0.5%
Capital Equipment 0.3%
FineLine Technologies, Inc.(3)	L + 4.75%	5.68%	11/2/2021	$393,109	336,017	366,901

Total Capital Equipment					336,017	366,901
Healthcare & Pharmaceuticals 0.2%
Great Expressions Dental Centers PC(3)	P + 3.75%	7.25%	9/28/2022	$166,714	149,845	160,879

Total Healthcare & Pharmaceuticals					149,845	160,879
High Tech Industries 0.0%
Zywave, Inc.(2)(3)	—	—	11/17/2022	$—	(18,827)	(19,187)

Total High Tech Industries					(18,827)	(19,187)

Total Revolver					$467,035	$508,593

Bain Capital Specialty Finance, Inc.

Schedule of Investments (Continued)

As of December 31, 2016

Portfolio Company(4)	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Amortized Cost	Fair Value
Second Lien Senior Secured Loan 7.1%
Services: Business 6.4%
Learfield Communications LLC	L + 7.25%	8.25%	12/2/2024	$5,400,000	5,346,301	5,410,125
Restaurant Technologies, Inc.	L + 8.75%	9.75%	11/23/2023	$1,693,548	1,659,838	1,685,081

Total Services: Business					7,006,139	7,095,206
Telecommunications 0.7%
Masergy Holdings, Inc.	L + 8.50%	9.50%	12/16/2024	$778,846	771,112	778,846

Total Telecommunications					771,112	778,846

Total Second Lien Senior Secured Loan					7,777,251	7,874,052

Total Corporate Debt					$106,251,499	$107,942,008

Total Non-Controlled/Non-Affiliate Investments					$106,251,499	$107,942,008

Total Investments					$106,251,499	$107,942,008

(1)
The majority of the investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L") or the Prime Rate ("Prime" or "P") and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime Rate and the weighted average current interest rate in effect at December 31, 2016. Certain investments are subject to a LIBOR or Prime interest rate floor.

(2)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(3)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion.

(4)
Percentages are based on the Company's net assets of $110,344,258 as of December 31, 2016.

See Notes to Consolidated Financial Statements.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

        Bain Capital Specialty Finance, Inc. (the "Company") was formed on October 5, 2015 and commenced investment operations on October 13, 2016. The Company has elected to be treated and is regulated as a business development company (a "BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, for tax purposes the Company has elected to be subject to tax as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), effective with its taxable year ended December 31, 2016. The Company is externally managed by BCSF Advisors, LP (the "Advisor"), our investment adviser that is registered with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Advisor also provides the administrative services necessary for the Company to operate (in such capacity, the "Administrator").

        The Company's investment objective is to provide risk-adjusted returns and current income to investors by investing primarily in middle market companies. The Company intends to focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. The Company may also invest in mezzanine debt and other junior securities and in secondary purchases of assets or portfolios, as described below. Investments are likely to include, among other things, (i) senior first lien, stretch senior, senior second lien, unitranche, (ii) mezzanine debt and other junior investments and (iii) secondary purchases of assets or portfolios that primarily consist of middle market corporate debt. The Company may also invest, from time to time, in equity securities, distressed debt, debtor-in-possession loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon securities and defaulted securities.

        There was no operating activity from October 5, 2015 to December 31, 2015. The Company completed a sale of its common stock and commenced operations on October 13, 2016.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The Company's consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). The Company's consolidated financial statements and related financial information have been prepared pursuant to Article 6 of Regulation S-X. These consolidated financial statements reflect adjustments that in the opinion of the Company are necessary for the fair statement of the financial position and results of operations for the periods presented herein. The Company has determined it meets the definition of an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946—Financial Services—Investment Companies. The functional currency of the Company is U.S. dollars and these consolidated financial statements have been prepared in that currency.

        Certain prior period information has been reclassified to conform to the current period presentation. The reclassification has no effect on the Company's consolidated financial position or the consolidated results of operations as previously reported.

Basis of Consolidation

        As provided under Regulation S-X and ASC 946, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company's wholly owned subsidiary BCSF I, LLC, which was formed on September 20, 2017, in its consolidated financial statements. In conjunction with the consolidation of subsidiaries, the Company does not consolidate its interest in ABCS. See further description of the Company's investment in ABCS in Note 3. All intercompany transactions and balances have been eliminated in consolidation. Since the Company is an investment company, portfolio investments held by the Company are not consolidated into the consolidated financial statements. The portfolio investments held by the Company (including its investments held by consolidated subsidiaries) are included on the consolidated statements of assets and liabilities as investments at fair value.

Use of Estimates

        The preparation of the consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Portfolio Investments

        Investments for which market quotations are readily available are typically valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Company will be valued on the basis of prices provided by principal market makers. Generally investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value, subject at all times to the oversight and approval of the board of directors of the Company (the "Board"), based on, among other things, the input of the Advisor, the Company's Audit Committee and one or more independent third party firms engaged by the Board.

        With respect to unquoted securities, the Company will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

        With respect to investments for which market quotations are not readily available, the Advisor will undertake a multi-step valuation process, which includes among other things, the below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Advisor responsible for the portfolio investment or by an independent valuation firm;

  •
  Preliminary valuation conclusions are then documented and discussed with the Company's senior management and the Advisor. Agreed upon valuation recommendations are presented to the Audit Committee;

  •
  The Audit Committee of the Board reviews the valuations presented and recommends values for each of the investments to the Board;

  •
  The Board will discuss valuations and determine the fair value of each investment in good faith based upon, among other things, the input of the Advisor, independent valuation firms, where applicable, and the Audit Committee.

        In following this approach, the types of factors that are taken into account in the fair value pricing investments include, as relevant, but not limited to: comparison to publicly traded securities, including factors such as yield, maturity and measures of credit quality; the enterprise value of a portfolio company; the nature and realizable value of any collateral; the portfolio company's ability to make payments and its earnings and discounted cash flows; and the markets in which the portfolio company does business. In cases where an independent valuation firm provides fair valuations for investments, the independent valuation firm provides a fair valuation report, a description of the methodology used to determine the fair value and their analysis and calculations to support their conclusion. The Company currently conducts this valuation process on a quarterly basis.

        The Company applies ASC Topic 820, Fair Value Measurement ("ASC 820"), which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Company determines the fair value of investments consistent with its valuation policy. The Company discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

  •
  Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

        A financial instrument's level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

        Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Company evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Company considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment.

        The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

Securities Transactions, Revenue Recognition and Expenses

        The Company records its investment transactions on a trade date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Company's investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded. Upon prepayment of a loan or debt security, any prepayment premium, unamortized upfront loan origination fees and unamortized discount are recorded as interest income.

        Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investment are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

        Certain investments may have contractual payment-in-kind ("PIK") interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

        Certain structuring fees and amendment fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered.

        Expenses are recorded on an accrual basis.

Non-Accrual Loans

        Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management's judgment, principal and interest payments are likely to remain current. The Company may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of December 31, 2017 and December 31, 2016, no securities had been placed on non-accrual status.

Distributions

        Distributions to common stockholders are recorded on the record date. The amount to be distributed, if any, is determined by the Board each quarter, and is generally based upon the earnings estimated by the Advisor. Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with U.S. GAAP. The Company may pay distributions to its stockholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. This excess generally would be a tax-free return of capital in the period and generally would reduce the stockholder's tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid-in capital in excess of par, accumulated undistributed net investment income or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses.

        The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and, depending upon the level of the Company's taxable income earned in a year, the Company may choose to carry forward taxable income for distribution in the following year and incur applicable U.S. federal excise tax. The specific tax characteristics of the Company's distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

        The Company distributes net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, the Company may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to stockholders.

Dividend Reinvestment Plan

        The Company has adopted a dividend reinvestment plan that provides for the reinvestment of cash dividends. Prior to the listing of the Company's shares on a national securities exchange (a "Listing"), stockholders who "opt in" to the Company's dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of the Company's common stock, rather than receiving cash dividends and distributions.

        Subsequent to a Listing, stockholders who do not "opt out" of the Company's dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of the Company's common stock, rather than receiving cash dividends and distributions.

        Stockholders can elect to "opt in" or "opt out" of the Company's dividend reinvestment plan in their Subscription Agreements, as defined in Note 9. The elections of stockholders that make an election prior to a Listing shall remain effective after the Listing.

Segments

        In accordance with ASC Topic 280—Segment Reporting, the Company has determined that our operations comprise only a single reportable segment.

Cash and Cash Equivalents

        Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents are carried at cost or amortized cost, which approximates fair value. The Company may deposit its cash and cash equivalents in financial institutions and, at certain times, such balances may exceed the Federal Deposit Insurance Corporation insurance limits. Cash equivalents are presented separately on the consolidated schedules of investments.

Foreign Currency Translation

        The accounting records of the Company are maintained in U.S. dollars. The fair values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currency are translated to U.S. dollars based on the current exchange rates at the end of each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. Unrealized gains and losses on foreign currency holdings and non-investment assets and liabilities attributable to the changes in foreign currency exchange rates are included in the net change in unrealized appreciation (depreciation) on foreign currency translation on the consolidated statements of operations. Net realized gains and losses on foreign currency holdings and non-investment assets and liabilities attributable to changes in foreign currency exchange rates are included in net realized gain (loss) on foreign currency transactions on the consolidated statements of operations. The portion of

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

both realized and unrealized gains and losses on investments that result from changes in foreign currency exchange rates is not separately disclosed, but is included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments, respectively, on the consolidated statements of operations.

Forward Currency Exchange Contracts

        The Company may enter into forward currency exchange contracts to reduce the Company's exposure in foreign currency exchange rate fluctuations in the value of foreign currencies. A forward currency exchange contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Company does not utilize hedge accounting and as such the Company recognizes the value of its derivatives at fair value on the consolidated statements of assets and liabilities with changes in the net unrealized appreciation (depreciation) on forward currency exchange contracts recorded on the consolidated statements of operations. Forward currency exchange contracts are valued using the prevailing forward currency exchange rate of the underlying currencies. Unrealized appreciation (depreciation) on forward currency exchange contracts are recorded on the consolidated statements of assets and liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Cash collateral maintained in accounts held by counterparties is included in collateral on forward currency exchange contracts on the consolidated statements of assets and liabilities. Notional amounts and the gross fair value of forward currency exchange contracts assets and liabilities are presented separately on the consolidated schedules of investments.

        Changes in net unrealized appreciation (depreciation) are recorded on the consolidated statements of operations in net change in unrealized appreciation (depreciation) on forward currency exchange contracts. Net realized gains and losses are recorded on the consolidated statements of operations in net realized gain (loss) on forward currency exchange contracts. Realized gains and losses on forward currency exchange contracts are determined using the difference between the fair market value of the forward currency exchange contract at the time it was opened and the fair market value at the time it was closed or covered. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms.

Deferred Financing Costs

        The Company records costs related to issuance of debt obligations as deferred financing costs. These costs are deferred and amortized using the straight-line method over the stated maturity life of the obligation.

Organizational and Offering Costs

        Organizational costs consist of primarily legal, incorporation and accounting fees incurred in connection with the organization of the Company. Organizational costs are expensed as incurred and are shown in the Company's consolidated statements of operations.

        Offering costs consist primarily of fees and expenses incurred in connection with the offering of shares, legal, printing and other costs associated with the preparation and filing of applicable registration statements. Offering costs of the Company incurred prior to the commencement of operations have been recognized as a deferred charge and are amortized on a straight line basis over

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

12 months beginning on the date of commencement of operations and are shown in the Company's consolidated statements of operations.

Income Taxes

        The Company has elected to be treated as a BDC under the 1940 Act. The Company has elected to be treated for U.S. federal income tax purposes as a RIC under the Code. So long as the Company maintains its status as a RIC, it will generally not be subject to corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually as dividends to its stockholders. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company's stockholders and will not be reflected in the consolidated financial statements of the Company.

        The Company intends to comply with the applicable provisions of the Code, pertaining to RICs and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements.

        The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are reversed and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes, if any, are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. Management has analyzed the Company's tax positions, and has concluded that no liability for unrecognized tax benefits related to uncertain tax positions on returns to be filed by the Company for all open tax years should be recorded. The Company identifies its major tax jurisdiction as the United States, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. As of December 31, 2017, the tax years that remain subject to examination is from the year 2016 forward.

Recent Accounting Pronouncements

        In March 2017, the FASB issued ASU 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium by requiring the premium to be amortized to the earliest call date. This new guidance is effective prospectively for fiscal years beginning after December 15, 2018, as well as for interim periods within those fiscal years. Early adoption is permitted for certain types of transactions. The Company is currently evaluating the impact this change will have on its consolidated financial statements and disclosures.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Investments

        The following table shows the composition of the investment portfolio, at amortized cost and fair value as of December 31, 2017 (with corresponding percentage of total portfolio investments):

	As of December 31, 2017
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
First Lien Senior Secured Loan	$478,807,128	58.3%	$485,319,396	58.4%
First Lien Last Out Loan	29,329,934	3.6	30,515,994	3.7
Second Lien Senior Secured Loan	115,414,976	14.1	117,467,412	14.1
Corporate Bond	8,478,000	1.0	8,138,880	1.0
Investment Vehicles(1)	178,052,288	21.7%	178,409,807	21.4%
Equity Interest	9,227,719	1.1%	9,763,092	1.2%
Preferred Equity	1,952,879	0.2	1,963,490	0.2

Total	$821,262,924	100.0%	$831,578,071	100.0%

(1)
Represents equity investment in ABCS, as defined in Note 3.

        The following table shows the composition of the investment portfolio, at amortized cost and fair value as of December 31, 2016 (with corresponding percentage of total portfolio investments):

	As of December 31, 2016
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
First Lien Senior Secured Loan	$98,474,248	92.7%	$100,067,956	92.7%
Second Lien Senior Secured Loan	7,777,251	7.3	7,874,052	7.3

Total	$106,251,499	100.0%	$107,942,008	100.0%

        The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value as of December 31, 2017 (with corresponding percentage of total portfolio investments):

	As of December 31, 2017
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
United States(1)	$756,040,605	92.1%	$761,507,039	91.6%
United Kingdom	37,158,801	4.5	39,741,793	4.8
Ireland	23,929,845	2.9	25,677,474	3.1
Netherlands	4,133,673	0.5	4,651,765	0.5

Total	$821,262,924	100.0%	$831,578,071	100.0%

(1)
Includes equity investment in ABCS, as defined in Note 3.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio by geographic region, at amortized cost and fair value as of December 31, 2016 (with corresponding percentage of total portfolio investments):

	As of December 31, 2016
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
United States	$106,251,499	100.0%	$107,942,008	100.0%

Total	$106,251,499	100.0%	$107,942,008	100.0%

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of December 31, 2017 (with corresponding percentage of total portfolio investments):

	As of December 31, 2017
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
Investment Vehicles(1)	$178,052,288	21.7%	$178,409,807	21.4%
High Tech Industries	105,919,464	12.9	106,185,758	12.8
Healthcare & Pharmaceuticals	68,318,089	8.3	68,687,910	8.3
Services: Business	60,000,491	7.3	60,598,544	7.3
Aerospace & Defense	44,021,059	5.4	44,898,545	5.4
Beverage, Food & Tobacco	35,301,640	4.3	35,673,127	4.3
Capital Equipment	31,499,131	3.8	32,104,902	3.9
Wholesale	27,025,660	3.3	27,187,662	3.3
Energy: Oil & Gas	26,472,225	3.2	26,957,462	3.2
Containers, Packaging & Glass	25,227,891	3.1	25,329,872	3.0
Automotive	24,194,235	3.0	24,512,807	2.9
Media: Diversified & Production	20,524,304	2.5	21,886,325	2.6
Consumer Goods: Non-Durable	20,925,794	2.6	21,241,067	2.6
Environmental Industries	19,064,227	2.3	20,256,052	2.4
Construction & Building	15,970,504	1.9	17,521,014	2.1
Consumer Goods: Durable	15,105,349	1.8	15,118,365	1.8
Media: Broadcasting & Subscription	14,927,621	1.8	15,019,941	1.8
Retail	14,389,584	1.8	14,416,081	1.7
Telecommunications	13,476,372	1.6	13,778,898	1.7
Insurance	12,192,503	1.5	12,238,811	1.5
Real Estate	10,644,272	1.3	10,863,204	1.3
Transportation: Cargo	10,508,551	1.3	10,734,350	1.3
Chemicals, Plastics & Rubber	8,441,194	1.0	8,996,750	1.1
Utilities: Electric	8,478,000	1.0	8,138,880	1.0
Media: Advertising, Printing & Publishing	5,918,148	0.7	6,020,680	0.7
Hotel, Gaming & Leisure	4,664,328	0.6	4,801,257	0.6
Banking	—	0.0	—	0.0
Transportation: Consumer	—	0.0	—	0.0

Total	$821,262,924	100.0%	$831,578,071	100.0%

(1)
Represents equity investment in ABCS, as defined in Note 3.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Investments (Continued)

        The following table shows the composition of the investment portfolio by industry, at amortized cost and fair value as of December 31, 2016 (with corresponding percentage of total portfolio investments):

	As of December 31, 2016
	Amortized Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
High Tech Industries	$39,698,543	37.4%	$39,904,504	37.0%
Media: Diversified & Production	15,345,715	14.4	16,046,808	14.9
Capital Equipment	14,818,168	14.0	15,025,919	13.9
Healthcare & Pharmaceuticals	14,438,471	13.6	14,580,515	13.5
Services: Business	12,259,926	11.5	12,395,025	11.5
Telecommunications	8,511,592	8.0	8,792,394	8.1
Chemicals, Plastics & Rubber	1,179,084	1.1	1,196,843	1.1

Total	$106,251,499	100.0%	$107,942,008	100.0%

Antares Bain Capital Complete Financing Solution

        The Company has entered into a limited liability company agreement with Antares Midco Inc. ("Antares") to invest in ABC Complete Financing Solution LLC. ABC Complete Financing Solution LLC, an unconsolidated Delaware limited liability company, was formed on September 27, 2017 and commenced operations on November 29, 2017. ABC Complete Financing Solution LLC's principal purpose is to make investments through its wholly owned subsidiary, Antares Bain Capital Complete Financing Solution LLC (together with ABC Complete Financing Solution LLC, "ABCS"), primarily in senior secured unitranche loans. The Company records its investment in ABCS at fair value. Distributions of income received from ABCS, if any, are recorded as dividend income from controlled investments in the consolidated statements of operations.

        The Company and Antares, as members of ABCS, have agreed to contribute capital up to (subject to the terms of their agreement) $950.0 million in aggregate to purchase equity interests in ABCS, with the Company and Antares contributing up to $425.0 million and $525.0 million, respectively. ABCS is capitalized with capital contributions from its members on a pro-rata basis based on their maximum capital contributions as transactions are funded after they have been approved.

        Investment decisions of ABCS require the consent of both the Investment Advisor and Antares Credit, as representatives of the Company and Antares, respectively. Each of the Investment Advisor and Antares source investments for ABCS. The affairs of the Company are conducted by Antares Credit, as manager of ABCS.

        On November 29, 2017, ABCS called $384.4 million from its members and used a portion of the proceeds of the capital call to purchase 100% of the equity interest in Antares Bain Capital Complete Financing Solution LLC. At the time of the purchase Antares Bain Capital Complete Financing Solution LLC held investments in 14 different borrowers.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Investments (Continued)

        As of December 31, 2017, ABCS had the following maximum capital contributions, contributions and unfunded capital contributions from its members.

	As of December 31, 2017
	Maximum Capital Contributions	Contributed Capital	Unfunded Capital Contributions
Bain Capital Specialty Finance, Inc.	$425,000,000	$178,052,288	$246,947,712
Antares Midco Inc.	525,000,000	219,941,870	305,058,130

Total Investments	$950,000,000	$397,994,158	$552,005,842

        ABCS entered into a senior credit facility with JP Morgan on November 29, 2017 (the "ABCS Facility"). The ABCS Facility allows ABCS to borrow up to $1.5 billion subject to leverage and borrowing base restrictions. The maturity date of the ABCS Facility is November 29, 2022. As of December 31, 2017, the ABCS Facility had $592.1 million of outstanding debt under the credit facility. As of December 31, 2017, the effective rate on the ABCS Facility was 4.30% per annum.

        As of December 31, 2017, ABCS held total investments at fair value of $956.2 million. As of December 31, 2017, ABCS's portfolio was comprised of senior secured unitranche loans to 14 different borrowers. As of December 31, 2017, there were no loans on non-accrual status. The portfolio companies in ABCS are in industries similar to those in which the Company may invest directly. Below is a summary of ABCS's portfolio, followed by a portfolio listing as of December 31, 2017:

As of December 31, 2017
Total first lien senior secured loans(1)	$956,536,905
Weighted average yield on first lien unitranche loans(2)	8.1%
Largest loan to a single borrower(1)	$106,231,058
Total of five largest loans to borrowers(1)	$465,635,606
Number of borrowers in the ABCS	14
Commitments to fund delayed draw loans(3)	$25,087,777

(1)
At principal amount.

(2)
Based on par amount.

(3)
As discussed above, these commitments have been approved by ABCS.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Investments (Continued)

        Below is certain summarized financial information for ABCS as of December 31, 2017 and for the period from November 29, 2017 through December 31, 2017:

Selected Balance Sheet Information

As of
December 31, 2017
Loans	$956,184,609
Cash, restricted cash and other assets	33,348,801

Total assets	$989,533,410

Debt(1)	$587,657,029
Other liabilities	3,340,372

Total liabilities	$590,997,401

Members' equity	398,536,009

Total liabilities and members' equity	$989,533,410

(1)
Net of $4.5 million deferred financing costs for the ABCS Facility, as of December 31, 2017.

Selected Statement of Operations Information

For the Period From November 29, 2017 through
December 31, 2017
Interest Income	$6,815,586
Fee income	19,172

Total revenues	$6,834,758
Credit facility expenses(1)	3,192,066
Other fees and expenses	3,100,844

Total expenses	$6,292,910

Net investment income	541,848
Net realized gains	—
Net change in unrealized appreciation (depreciation) on investments	—

Net increase in members' capital from operations	$541,848

(1)
As of December 31, 2017, the ABCS Facility had $592.1 million of outstanding debt under its credit facility.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Investments (Continued)

Loan Origination and Structuring Fees

        ABCS is obligated to pay sourcing fees to the applicable member affiliate which sources the deal. For the period from November 29, 2017 through December 31, 2017, the Company did not earn any sourcing fees.

Antares Bain Capital Complete Financing Solution

Schedule of Investments
As of December 31, 2017

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Amortized Cost	Fair Value(2)
Investments
Corporate Debt
Delayed Draw Term Loan
Capital Equipment
Winchester Electronics Corporation	L + 6.50%	8.17%	6/30/2022	$11,294,304	$11,294,304	$11,294,304

Total Capital Equipment					11,294,304	11,294,304
Chemicals, Plastics & Rubber
PRCC Holdings, Inc.(6)	L + 6.50%	8.08%	2/1/2021	$12,191,184	12,191,184	12,191,184

Total Chemicals, Plastics & Rubber					12,191,184	12,191,184
Consumer Goods: Non-Durable
Solaray, LLC	L + 6.50%	8.07%	9/9/2023	$15,496,531	15,496,531	15,496,531

Total Consumer Goods: Non-Durable					15,496,531	15,496,531
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L + 6.50%	8.19%	12/20/2022	$6,228,599	6,228,599	6,228,599

Total Media: Advertising, Printing & Publishing					6,228,599	6,228,599
Services: Business
McKissock, LLC	L + 6.00%	7.94%	8/5/2019	$2,631,338	2,631,338	2,631,338

Total Services: Business					2,631,338	2,631,338
Transportation: Consumer
Direct Travel, Inc.	L + 6.50%	8.01%	12/1/2021	$7,654,382	7,654,382	7,654,382

Total Transportation: Consumer					7,654,382	7,654,382

Total Delayed Draw Term Loan					$55,496,338	$55,496,338

First Lien Senior Secured Loan
Banking
Tidel Engineering, L.P.	L + 6.25%	7.94%	3/1/2024	$80,924,185	80,924,185	80,924,185

Total Banking					80,924,185	80,924,185
Capital Equipment
Winchester Electronics Corporation	L + 6.50%	8.19%	6/30/2022	$75,343,060	75,272,510	75,272,510

Total Capital Equipment					75,272,510	75,272,510

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Investments (Continued)

Portfolio Company	Spread Above Index(1)	Interest Rate	Maturity Date	Principal/ Par Amount	Amortized Cost	Fair Value(2)
Chemicals, Plastics & Rubber
AP Plastics Group, LLC(3)	L + 6.25%	7.63%	8/1/2022	$50,972,104	50,972,104	50,972,104
PRCC Holdings, Inc.(5)	L + 6.50%	8.08%	2/1/2021	$75,780,714	75,780,714	75,780,714

Total Chemicals, Plastics & Rubber					126,752,818	126,752,818
Construction & Building
Stanton Carpet Corp.(7)	L + 6.50%	8.07%	11/21/2022	$65,131,658	65,131,658	65,131,658

Total Construction & Building					65,131,658	65,131,658
Consumer Goods: Non-Durable
Solaray, LLC	L + 6.50%	8.00%	9/9/2023	$86,461,350	86,179,604	86,179,604

Total Consumer Goods: Non-Durable					86,179,604	86,179,604
Media: Advertising, Printing & Publishing
Ansira Holdings, Inc.	L + 6.50%	8.19%	12/20/2022	$76,608,806	76,608,806	76,608,806
Cruz Bay Publishing, Inc.	L + 5.75%	7.13%	6/6/2019	$12,170,869	12,170,869	12,170,869
Cruz Bay Publishing, Inc.(4)	L + 6.75%	8.47%	6/6/2019	$4,064,416	4,064,416	4,064,416

Total Media: Advertising, Printing & Publishing					92,844,091	92,844,091
Media: Diversified & Production
Efficient Collaborative Retail Marketing Company, LLC	L + 6.75%	8.44%	6/15/2022	$35,840,087	35,840,087	35,840,087

Total Media: Diversified & Production					35,840,087	35,840,087
Retail
Batteries Plus Holding Corporation	L + 6.50%	8.32%	7/6/2022	$68,677,806	68,677,806	68,677,806

Total Retail					68,677,806	68,677,806
Services: Business
McKissock, LLC	L + 6.00%	7.94%	8/5/2019	$8,152,786	8,152,786	8,152,786
McKissock, LLC	L + 6.00%	7.94%	8/5/2019	$17,100,285	17,100,285	17,100,285
TEI Holdings Inc.(8)	L + 6.50%	8.13%	12/20/2023	$74,173,614	74,173,614	74,173,614

Total Services: Business					99,426,685	99,426,685
Transportation: Cargo
ENC Holding Corporation	L + 6.50%	8.05%	2/8/2023	$71,062,151	71,062,151	71,062,151

Total Transportation: Cargo					71,062,151	71,062,151
Transportation: Consumer
Direct Travel, Inc.	L + 6.50%	7.95%	12/1/2021	$98,576,676	98,576,676	98,576,676

Total Transportation: Consumer					98,576,676	98,576,676

Total First Lien Senior Secured Loan					$900,688,271	$900,688,271

Total Corporate Debt					$956,184,609	$956,184,609

Total Investments					$956,184,609	$956,184,609

(1)
The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate ("LIBOR" or "L") or the Prime Rate ("Prime" or "P") which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR and the current weighted average interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor.

(2)
Fair Value determined by the Advisor.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Investments (Continued)

(3)
$128,932 of the total par amount for this security is at P + 5.25%.

(4)
$52,785 of the total par amount for this security is at P + 5.75%.

(5)
$393,462 of the total par amount for this security is at P + 5.50%.

(6)
$62,615 of the total par amount for this security is at P + 5.50%.

(7)
$163,237 of the total par amount for this security is at P + 5.50%.

(8)
$186,836 of the total par amount for this security is at P + 5.50%.

Note 4. Fair Value Measurements

Fair Value Disclosures

        The following table presents fair value measurements of investments, by major class, cash equivalents and derivatives as of December 31, 2017, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
First Lien Senior Secured Loan	$—	$269,980,309	$215,339,087	$485,319,396
First Lien Last Out Loan	—	—	30,515,994	30,515,994
Second Lien Senior Secured Loan	—	32,745,280	84,722,132	117,467,412
Corporate Bond	—	8,138,880	—	8,138,880
Investment Vehicles(1)	—	—	178,409,807	178,409,807
Equity Interest(1)	—	—	9,763,092	9,763,092
Preferred Equity	—	—	1,963,490	1,963,490

Total Investments	$—	$310,864,469	$520,713,602	$831,578,071

Cash equivalents	$133,639,685	$—	$—	$133,639,685

Forward currency exchange contracts (liability)	$—	$(3,504,814)	$—	$(3,504,814)

(1)
Represents equity investment in ABCS.

        The following table presents fair value measurements of investments, by major class, as of December 31, 2016, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Investments:
First Lien Senior Secured Loan	$—	$67,332,649	$32,735,307	$100,067,956
Second Lien Senior Secured Loan	—	7,874,052	—	7,874,052

Total Investments	$—	$75,206,701	$32,735,307	$107,942,008

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 4. Fair Value Measurements (Continued)

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2017:

	First Lien Senior Secured Loan	First Lien Last Out Loan	Second Lien Senior Secured Loan	Investment Vehicles(1)	Equity Interest	Preferred Equity	Total Investments
Balance as of January 1, 2017	$32,735,307	$—	$—	$—	$—	$—	$32,735,307
Purchases of investments and other adjustments to cost	184,468,206	29,300,933	76,104,870	178,052,287	10,592,759	1,952,880	480,471,936
Net accretion of discounts (amortization of premiums)	356,293	29,000	72,563	—	—	—	457,856
Proceeds from principal repayments and sales of investments	(27,291,494)	—	—	—	(1,365,040)	—	(28,656,534)
Net change in unrealized appreciation on investments	4,618,395	1,186,061	1,449,493	357,519	535,373	10,610	8,157,451
Net realized gains on investments	22,797	—	—	—	—	—	22,797
Transfers to Level 3	20,429,583	—	7,095,206	—	—	—	27,524,789

Balance as of December 31, 2017	$215,339,087	$30,515,994	$84,722,132	$178,409,807	$9,763,092	$1,963,490	$520,713,602

Change in unrealized appreciation attributable to investments still held at December 31, 2017	$4,768,395	$1,186,061	$1,449,493	$357,519	$357,519	$10,610	$8,307,451

(1)
Represents equity investment in ABCS.

        Transfers between levels, if any, are recognized at the beginning of the reporting period in which transfers occur. For the year ended December 31, 2017, transfers to Level 3 were primarily due to decreased price transparency.

        The following tables provide a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2016:

	First Lien Senior Secured Loan	Total investments
Balance as of January 1, 2016	$—	$—
Purchases of investments and other adjustments to cost	32,517,460	32,517,460
Net change in unrealized appreciation on investments	205,332	205,332
Net accretion of discounts (amortization of premiums)	12,515	12,515

Balance as of December 31, 2016	$32,735,307	$32,735,307

Change in unrealized appreciation attributable to investments still held at December 31, 2016	$205,332	$205,332

        Transfers between levels, if any, are recognized at the beginning of the reporting period in which transfers occur. There were no transfers among Levels 1, 2 and 3 during the year ended December 31, 2016.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 4. Fair Value Measurements (Continued)

        A financial instruments level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 fixed income instruments are generally based on quotations received from pricing services, dealers or brokers. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.

Significant Unobservable Inputs

        ASC 820 requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. Disclosure of this information is not required in circumstances where a valuation (unadjusted) is obtained from a third-party pricing service and the information regarding the unobservable inputs is not reasonably available to the Company and as such, the disclosures provided below exclude those investments valued in that manner.

	As of December 31, 2017
	Fair Value of Level 3 Assets(1)	Valuation Technique	Significant Unobservable Inputs	Range of Significant Unobservable Inputs (Weighted Average(2))
First Lien Senior Secured Loan	$151,863,260	Discounted Cash Flows	Comparative Yields	3.3% - 9.9% (7.6%)
First Lien Senior Secured Loan	1,837,216	Comparable Company Multiple	Book Value Multiple	1x - 1x (1x)
First Lien Last Out Loan	20,256,052	Discounted Cash Flows	Comparative Yields	10.0% - 10.0% (10.0%)
Second Lien Senior Secured Loan	48,767,181	Discounted Cash Flows	Comparative Yields	8.6% - 12.5% (9.9%)
Equity Interest	8,263,092	Comparable Company Multiple	Book Value Multiple	1x - 1x (1x)
Preferred Equity	1,963,490	Discounted Cash Flows	Comparative Yields	10.0% - 10.0% (10.0%)

Total investments	$232,950,291

(1)
Included within the Level 3 assets of $520,713,602 is an amount of $287,763,311 in which the Advisor did not develop the unobservable inputs for the determination of fair value (examples include single source quotation and prior or pending transactions). Of the $287,763,311, $178,409,807 is due to the equity investment in ABCS.

(2)
Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

        As of December 31, 2016, the valuation of Level 3 assets was based on recent transactions, and as such, the Advisor did not develop any unobservable inputs.

        The Company used the discounted cash flows approach and comparable company multiple to determine the fair value of certain Level 3 assets as of December 31, 2017. The significant unobservable input used in the discounted cash flows approach is the comparative yield. The comparative yield is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield would result in a decrease/increase, respectively, in the fair value. The significant unobservable input used in the comparable company multiple approach is the multiple. The multiple is used to estimate the enterprise value of the underlying investment. An increase/decrease in the multiple would result in an increase/decrease, respectively, in the fair value.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 4. Fair Value Measurements (Continued)

        The fair value of the Company's Revolving Credit Facility (as defined in Note 6), which is categorized as Level 3 within the fair value hierarchy as of December 31, 2017 and December 31, 2016, approximates its carrying value.

Note 5. Related Party Transactions

Investment Advisory Agreement

        The Company has agreed to repay the Advisor for initial organizational costs incurred prior to the commencement of our operations up to a maximum of $1.5 million and operating costs incurred prior to the commencement of our operations. During the period from October 5, 2015 (date of inception) to October 13, 2016, $0.5 million of the Company's expenses were paid by a related party of the Advisor and were reimbursed by the Company after the commencement of operations. There was no outstanding payable and $0.2 million payable to the Advisor to repay initial organizational costs included in "Accounts payable and accrued expenses" on the consolidated statements of assets and liabilities as of December 31, 2017 and December 31, 2016, respectively.

        The Company has entered into an investment advisory agreement as of October 6, 2016, (the "Investment Advisory Agreement") with the Advisor, pursuant to which the Advisor manages the Company's investment program and related activities.

Base Management Fee

        The Company pays the Advisor a base management fee (the "Base Management Fee"), accrued and payable quarterly in arrears. The Base Management Fee is calculated at an annual rate of 1.50% (0.375% per quarter) of the average value of the Company's gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters (and, in the case of our first quarter, our gross assets as of such quarter-end). Such amount shall be appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuance or repurchases by the Company during a calendar quarter. The Base Management Fee for any partial quarter will be appropriately prorated.

        The Advisor, however, has agreed to waive its right to receive Base Management Fee in excess of 0.75% of the aggregate gross assets excluding cash (including capital drawn to pay the Company's expenses) during any period prior to a Qualified IPO. A "Qualified IPO" is an initial public offering of the Company's common stock that results in an unaffiliated public float of at least the lower of (A) $75 million and (B) 15% of the aggregate capital commitments received prior to the date of such initial public offering. If a Qualified IPO does not occur, such fee waiver will remain in place through liquidation of the Company. The Advisor will not be permitted to recoup any waived amounts at any time and the waiver agreement may only be modified or terminated prior to a Qualified IPO with the approval of the Board.

        For the years ended December 31, 2017 and December 31, 2016, Base Management Fee charged amounted to $2.9 million and $0.2 million, respectively. As of December 31, 2017 and December 31, 2016, $1.2 million and $0.2 million remained payable, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5. Related Party Transactions (Continued)

Incentive Fee

        The incentive fee consists of two parts that are determined independently of each other such that one component may be payable even if the other is not.

        The first part, the income incentive fee, is calculated and payable quarterly in arrears and equals:

(a)	100% of the excess of our pre-incentive fee net investment income for the immediately preceding calendar quarter, over a preferred return of 1.5% per quarter (6% annualized) (the "Hurdle"), until the Advisor has received a "catch-up" equal to:
	(i)	15% of the pre-incentive fee net investment income for the current quarter prior to a Qualified IPO, or
	(ii)	17.5% of the pre-incentive fee net investment income for the current quarter after a Qualified IPO; and
(b)	(i)	15% of all remaining pre-incentive fee net investment income above the "catch-up" prior to a Qualified IPO, or
	(ii)	17.5% of all remaining pre-incentive fee net investment income above the "catch-up" after a Qualified IPO.

        The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year (or upon a Qualified IPO or termination of the Investment Advisory Agreement), and equals:

  (a)
  prior to a Qualified IPO, 15% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees (the "Cumulative Capital Gains"), or

  (b)
  after a Qualified IPO, 17.5% of the Cumulative Capital Gains.

Incentive Fee on Pre-Incentive Fee Net Investment Income

        Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the Base Management Fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, original issue discount ("OID"), debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash.

        Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5. Related Party Transactions (Continued)

Hurdle rate for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses.

        Pre-incentive fee net investment income will be compared to a "Hurdle Amount" equal to the product of (i) the "hurdle rate" of 1.5% per quarter (6% annualized) and (ii) the Company's net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter. If market interest rates rise, the Company may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for the Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash but including assets purchased with borrowed amounts) used to calculate the Base Management Fee.

        Prior to the occurrence of a Qualified IPO, the Company will pay the income incentive fee in each calendar quarter as follows:

  •
  no income incentive fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the Hurdle Amount;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the "Pre-Qualified IPO Catch-Up Amount") determined on a quarterly basis by multiplying 1.7647% by the Company's net asset value at the beginning of each applicable calendar quarter. The Pre-Qualified IPO Catch-Up Amount is intended to provide the Advisor with an incentive fee of 15% on all of the Company's pre-incentive fee net investment income when the Company's pre-incentive fee net investment income reaches the Pre-Qualified IPO Catch-Up Amount in any calendar quarter; and

  •
  for any calendar quarter in which the Company's pre-incentive fee net investment income exceeds the Pre-Qualified IPO Catch-Up Amount, the income incentive fee shall equal 15% of the amount of the Company's pre-incentive fee net investment income for the calendar quarter.

        On and after the occurrence of a Qualified IPO, the Company will pay the income incentive fee in each calendar quarter as follows:

  •
  no income incentive fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the Hurdle Amount;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the "Post-Qualified IPO Catch-Up Amount") determined on a quarterly basis by multiplying 1.8182% by the Company's net asset value at the beginning of each applicable calendar quarter. The Post-Qualified IPO Catch-Up Amount is intended to provide the Advisor with an incentive fee of 17.5% on all of the Company's pre-incentive fee net investment income when the Company's pre-incentive fee net investment income reaches the Post-Qualified IPO Catch-Up Amount in any calendar quarter; and

  •
  for any calendar quarter in which the Company's pre-incentive fee net investment income exceeds the Post-Qualified IPO Catch-Up Amount, the income incentive fee shall equal 17.5%

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5. Related Party Transactions (Continued)

    of the amount of the Company's pre-incentive fee net investment income for the calendar quarter.

        These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases by the Company during the current quarter. The Company does not currently intend to institute a share repurchase program and share repurchases will be effected only in extremely limited circumstances in accordance with applicable law. If the Qualified IPO occurs on a date other than the first day of a calendar quarter, the income incentive fee shall be calculated for such calendar quarter at a weighted rate calculated based on the fee rates applicable before and after a Qualified IPO based on the number of days in such calendar quarter before and after a Qualified IPO.

        There was no income incentive fee payable to the Advisor under the Investment Advisory Agreement as of December 31, 2017 and December 31, 2016.

Annual Incentive Fee Based on Capital Gains

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears in cash as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals (i) 15% of our realized capital gains as of the end of the fiscal year prior to a Qualified IPO, and (ii) 17.5% of our realized capital gains as of the end of the fiscal year after a Qualified IPO. In determining the capital gains incentive fee payable to the Advisor, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year will equal 15% before a Qualified IPO or 17.5% after a Qualified IPO, as applicable, of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

        If a Qualified IPO occurs on a date other than the first day of a fiscal year, a capital gains incentive fee shall be calculated as of the day before the Qualified IPO, with such capital gains incentive fee paid to the Advisor following the end of the fiscal year in which the Qualified IPO occurred. For the avoidance of doubt, such capital gains incentive fee shall be equal to 15% of the Company's realized capital gains on a cumulative basis from inception through the day before the Qualified IPO, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. Following a Qualified IPO, solely for the purposes of calculating the capital gains incentive fee, the Company will be deemed to have previously paid capital gains incentive fees prior to a Qualified IPO

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5. Related Party Transactions (Continued)

equal to the product obtained by multiplying (a) the actual aggregate amount of previously paid capital gains incentive fees for all periods prior to a Qualified IPO by (b) the percentage obtained by dividing (x) 17.5% by (y) 15%. In the event that the Investment Advisory Agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains incentive fee.

        There was no capital gains incentive fee payable to the Advisor under the Investment Advisory Agreement as of December 31, 2017 and December 31, 2016.

        U.S. GAAP requires that the incentive fee accrual considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory agreement ("GAAP Incentive Fee"). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of incentive fees in subsequent periods.

        For the years ended December 31, 2017 and December 31, 2016, the Company incurred $0.8 million and $0.3 million, respectively, of incentive fees related to the GAAP Incentive Fee which is included in incentive fee on the consolidated statements of operations. As of December 31, 2017 and December 31, 2016, there was $1.0 million and $0.3 million related to the GAAP Incentive Fee accrued in incentive fee payable on the consolidated statements of assets and liabilities.

Administration Agreement

        The Company has entered into an administration agreement (the "Administration Agreement") with the Advisor (in such capacity, the "Administrator"), pursuant to which the Administrator will provide the administrative services necessary for us to operate, and the Company will utilize the Administrator's office facilities, equipment and recordkeeping services. Pursuant to the Administration Agreement, the Administrator has agreed to oversee our public reporting requirements and tax reporting and monitor our expenses and the performance of professional services rendered to us by others. The Administrator has also hired a sub-administrator to assist in the provision of administrative services. The Company may reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to us, operations staff who provide services to us, and internal audit staff, if any, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. Our allocable portion of overhead will be determined by the Administrator, which expects to use various methodologies such as allocation based on the percentage of time certain individuals devote, on an estimated basis, to the business and affairs of the Company, and will be subject to oversight by the Board. The sub-administrator is paid its compensation for performing its sub-administrative services under the sub-administration agreement. The Company incurred expenses related to the sub-administrator of $0.5 million and $0.1 million for the years ended December 31, 2017 and 2016, respectively, which is

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5. Related Party Transactions (Continued)

included in other general and administrative expenses on the consolidated statement of operations. The Administrator will waive its right to be reimbursed in the event that any such reimbursements would cause any distributions to our stockholders to constitute a return of capital. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and the Company will reimburse the expenses of these parties incurred and paid by the Advisor on our behalf.

Co-investments

        We may invest alongside our affiliates, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only in accordance with the terms of the exemptive order we received from the SEC on August 23, 2016 (the "Order"). Under the terms of the Order, a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors must be able to reach certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our Board of Directors' approved criteria. In certain situations where co-investment with one or more funds managed by the Advisor or its affiliates is not covered by the Order, the personnel of the Advisor or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations.

Related Party Commitments

        The Advisor has made commitments of $10.8 million and $10.7 million to the Company as of December 31, 2017 and December 31, 2016, respectively, of which $4.8 million and $2.7 million have been called by the Company as of December 31, 2017 and December 31, 2016, respectively. As of December 31, 2017 and December 31, 2016, the Advisor held 241,527.73 and 133,355.50 shares of the Company, respectively. An affiliate of the Advisor is the investment manager to certain investment companies which are investors in the Company. Collectively, these investors have made commitments to the Company of $555.3 million and $497.1 million as of December 31, 2017 and December 31, 2016, respectively, of which $222.1 million and $99.4 million, respectively, has been called by the Company as of December 31, 2017 and December 31, 2016, respectively. These investors held 11,070,200.25 and 4,971,069.30 shares of the Company at December 31, 2017 and December 31, 2016, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5. Related Party Transactions (Continued)

Controlled Affiliate Investments

        Transactions during the year ended December 31, 2017 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Portfolio Company	Principal/ Par Amount	Fair Value as of December 31, 2016	Gross Addition	Gross Reductions	Change in Unrealized Gains (Losses)	Fair Value as of December 31, 2017	Dividend and Interest Income	Other Income
Antares Bain Capital Complete Financing Solution LLC(1)	$178,052,288	$—	$178,052,288	$—	$357,519	$178,409,807	$—	$—
BCC Jetstream Holdings Aviation (On II), LLC(1)	—	—	—	—	—	—	—	—
BCC Jetstream Holdings Aviation (On II), LLC	324,214	—	368,588	(44,374)	100,047	424,261	—	1,115
BCC Jetstream Holdings Aviation (On II), LLC	1,837,216	—	2,088,667	(251,451)	—	1,837,216	55,308	6,318
BCC Jetstream Holdings Aviation (Off I), LLC	7,403,505	—	8,724,172	(1,320,667)	435,326	7,838,831	—	33,183

Total	$187,617,223	$—	$189,233,715	$(1,616,492)	$892,892	$188,510,115	$55,308	$40,616

(1)
Non-Income Producing.

Note 6. Borrowings

        In accordance with the Investment Company Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 2 to 1 after such borrowing. As of December 31, 2017 and 2016, the Company's asset coverage ratio based on aggregated borrowings outstanding was 2.12 to 1 and 2.87 to 1, respectively.

        The Company's outstanding borrowings as of December 31, 2017 and 2016 were as follows:

	As of December 31, 2017			As of December 31, 2016
	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Carrying Value	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$150,000,000	$150,000,000	$150,000,000	$150,000,000	$59,100,000	$59,100,000
BCSF Revolving Credit Facility	500,000,000	301,000,000	301,000,000	—	—	—

Total Debt	$650,000,000	$451,000,000	$451,000,000	$150,000,000	$59,100,000	$59,100,000

        The combined weighted average interest rates (excluding deferred upfront financing costs and unused fees) of the aggregate borrowings outstanding for the years ended December 31, 2017 and 2016 are 3.40% and 2.16%, respectively.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 6. Borrowings (Continued)

        The following table shows the contractual maturities of our debt obligations as of December 31, 2017:

	Payments Due by Period
	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
Revolving Credit Facility	$150,000,000	$—	$150,000,000	$—	—
BCSF Revolving Credit Facility	301,000,000	—	—	301,000,000	—

Total Debt Obligations	$451,000,000	$—	$150,000,000	$301,000,000	—

Revolving Credit Agreement

        On December 22, 2016, we entered into the revolving credit agreement ("Revolving Credit Agreement"). The maximum commitment amount under the revolving credit facility (the "Revolving Credit Facility") is $150.0 million, and may be increased up to $350.0 million ("Maximum Commitment") with the consent of Sumitomo Mitsui Banking Corporation ("SMBC") or reduced upon request of the Company. Proceeds under the Revolving Credit Facility may be used for any purpose permitted under our organizational documents, including general corporate purposes such as the making of investments. The Revolving Credit Agreement contains certain covenants, including, but not limited to maintaining an asset coverage ratio of total assets to total borrowings of at least 2 to 1. As of December 31, 2017 and December 31, 2016, we were in compliance with these covenants. The Company's obligations under the Revolving Credit Agreement are secured by the capital commitments and capital contributions to the Company.

        Borrowings under the Revolving Credit Facility bear interest at the London Interbank Offered Rate ("LIBOR") plus a margin. We pay an unused commitment fee of: (a) where the Maximum Commitment which is unused on such date is greater than fifty (50) percent of the Maximum Commitment, a rate of 20 basis points (0.20%) per annum; or (b) where the Maximum Commitment which is unused on such date is less than or equal to fifty (50) percent of the Maximum Commitment, a rate of 15 basis points (0.15%) per annum. Interest is payable in arrears either on a one month, two month, three month or six month LIBOR period. Any amounts borrowed under the Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earliest of:

  (a) December 22, 2019; (b) the date upon which SMBC declares the obligations, or the obligations become, due and payable after the occurrence of an event of default under the Revolving Credit Facility; (c) the date upon which we terminate the commitments under the Revolving Credit Facility; and (d) 45 days prior to the earlier of (1) the date upon which the commitment period under the Subscription Agreements, as defined in Note 9, terminates and (2) the date upon which the ability to make capital calls and receive capital contributions otherwise terminates.

        As of December 31, 2017, we had $150.0 million outstanding on the Revolving Credit Facility and we were in compliance with the terms of the Revolving Credit Facility. As of December 31, 2016, we had $59.1 million outstanding on the Revolving Credit Facility and we were in compliance with the terms of the Revolving Credit Facility. We intend to continue to utilize the Revolving Credit Facility on a revolving basis to fund investments and for other general corporate purposes.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 6. Borrowings (Continued)

        Costs of $1.1 million were incurred in connection with obtaining the Revolving Credit Agreement which have been recorded as deferred financing costs on the consolidated statements of assets and liabilities and are being amortized over the life of the Revolving Credit Facility using the straight-line method.

        For the years ended December 31, 2017 and December 31, 2016, the components of interest expense related to the Revolving Credit Facility were as follows:

	For the Years Ended December 31,
	2017	2016(1)
Borrowing interest expense	$672,822	$10,644
Unused facility fee	254,263	7,348
Amortization of deferred financing costs and upfront commitment fees	365,924	9,023

Total interest and debt financing expenses	$1,293,009	$27,015

(1)
The Company commenced operations on October 13, 2016.

BCSF Revolving Credit Facility

        On October 4, 2017, we entered into the revolving credit agreement (the "BCSF Revolving Credit Facility") with the Company as equity holder, BCSF I, LLC as borrower, and Goldman Sachs Bank USA, as sole lead arranger ("Goldman Sachs"). The maximum commitment amount under the BCSF Revolving Credit Facility is $500.0 million, and may be increased up to $750.0 million. Proceeds of the loans under the BCSF Revolving Credit Facility may be used to acquire certain qualifying loans and such other uses as permitted under the BCSF Revolving Credit Facility. The BCSF Revolving Credit Facility includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature. As of December 31, 2017, the Company was in compliance with these covenants.

        Borrowings under the BCSF Revolving Credit Facility bear interest at LIBOR plus a margin. We pay an unused commitment fee of 30 basis points (0.30%) per annum. Interest is payable quarterly in arrears. Any amounts borrowed under the BCSF Revolving Credit Facility, and all accrued and unpaid interest, will be due and payable, on the earliest of: (a) October 5, 2022 and (b) the date upon which all loans shall become due and payable in full, whether by acceleration or otherwise.

        As of December 31, 2017, there were $301.0 million borrowings under the BCSF Revolving Credit Facility and were in compliance with the terms of the BCSF Revolving Credit Facility. We intend to continue to utilize the BCSF Revolving Credit Facility on a revolving basis to fund investments and for other general corporate purposes.

        Costs of $5.5 million were incurred in connection with obtaining the BCSF Revolving Credit Facility which have been recorded as deferred financing costs on the consolidated statements of assets and liabilities and are being amortized over the life of the BCSF Revolving Credit Facility using the straight-line method.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 6. Borrowings (Continued)

        For the years ended December 31, 2017 and December 31, 2016, the components of interest expense related to the BCSF Revolving Credit Facility were as follows:

	For the Years Ended December 31,
	2017	2016
Borrowing interest expense	$1,704,425	$—
Unused facility fee	241,200	—
Amortization of deferred financing costs and upfront commitment fees	376,100	—

Total interest and debt financing expenses	$2,321,725	$—

Note 7. Derivatives

        The Company is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by the Company may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency.

        The Company may enter into forward currency exchange contracts to reduce the Company's exposure in foreign currency exchange rate fluctuations in the value of foreign currencies, as described in Note 2. The Company did not hold any derivatives as of, or for the year ended, December 31, 2016. The fair value of derivative contracts open as of December 31, 2017 is included on the consolidated schedule of investments by contract. The Company posted collateral of $4.4 million with the counterparties on foreign currency exchange contracts at December 31, 2017. The Company did not post or receive collateral related to foreign currency exchange contracts at December 31, 2016. Collateral amounts posted are included in collateral on forward currency exchange contracts on the consolidated statements of assets and liabilities.

        For the year ended December 31, 2017, the Company's average U.S. dollar notional exposure to forward currency exchange contracts was $43.2 million. The Company did not hold any forward currency exchange contracts as of, or for the year ended, December 31, 2016.

        By using derivative instruments, the Company is exposed to the counterparty's credit risk—the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Company's exposure to credit risk associated with counterparty non-performance is limited to collateral posted and the unrealized gains inherent in such transactions that are recognized in the consolidated statements of assets and liabilities. The Company minimizes counterparty credit risk through credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

        The Company presents forward currency exchange contracts on a net basis by counterparty on the consolidated statements of assets and liabilities. The Company has elected not to offset assets and liabilities in the consolidated statements of assets and liabilities that may be received or paid as part of collateral arrangements, even when an enforceable master netting arrangement or other arrangement is

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 7. Derivatives (Continued)

in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

        The following table presents both gross and net information about derivative instruments eligible for offset in the consolidated statements of assets and liabilities as of December 31, 2017. The Company did not have any offsetting assets and liabilities as of December 31, 2016.

Counterparty	Account in the consolidated statements of assets and liabilities	Gross amount of assets on the consolidated statements of assets and liabilities	Gross amount of (liabilities) on the consolidated statements of assets and liabilities	Net amount of assets or (liabilities) presented on the consolidated statements of assets and liabilities	Cash Collateral paid (received)(1)	Net Amounts(2)
Bank of New York	Unrealized depreciation on forward currency contracts	$—	$(2,877,294)	$(2,877,294)	$2,877,294	$—
Citibank	Unrealized depreciation on forward currency contracts	—	(627,520)	(627,520)	627,520	—

(1)
Amount excludes excess cash collateral paid.

(2)
Net amount represents the net amount due (to) from counterparty in the event of default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

        The effect of transactions in derivative instruments to the consolidated statements of operations during the years ended December 31, 2017 and December 31, 2016 was as follows:

	For the Years Ended December 31,
	2017	2016
Net realized loss on forward currency exchange contracts	$(221,928)	$—
Net change in unrealized depreciation on forward currency exchange contracts	(3,504,814)	—

Total net realized and unrealized losses on forward currency exchange contracts	$(3,726,742)	$—

Note 8. Distributions

        The Company's distributions are recorded on the record date. The following table summarizes distributions declared during the year ended December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
May 9, 2017	May 12, 2017	May 19, 2017	$0.07	$1,174,052
June 21, 2017	June 29, 2017	August 11, 2017	$0.11	$2,739,972
September 27, 2017	September 28, 2017	November 14, 2017	$0.21	$5,235,687
December 26, 2017	December 28, 2017	January 24, 2018	$0.31	$7,742,502

Total distributions declared			$0.70	$16,892,213

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 8. Distributions (Continued)

        The following table summarizes distributions declared during the year ended December 31, 2016:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
December 22, 2016	December 22, 2016	January 17, 2017	$0.015	$82,363

Total distributions declared			$0.015	$82,363

        The federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full year.

Note 9. Common Stock/Capital

        The Company has authorized 100,000,000,000 shares of its common stock with a par value of $0.001 per share. The Company has authorized 10,000,000,000 shares of its preferred stock with a par value of $0.001 per share. Shares of preferred stock have not been issued.

        Since October 2016, the Company has issued 24,975,812.40 shares in the private placement of the Company's common shares (the "Private Offering"). Each investor has entered into a separate subscription agreement relating to our common stock (the "Subscription Agreements"). Each investor has made a capital commitment to purchase shares of our common stock pursuant to the Subscription Agreements. Investors will be required to make capital contributions to purchase shares of the Company's common stock each time the Company delivers a drawdown notice, which will be delivered at least 10 business days prior to the required funding date in an aggregate amount not to exceed their respective capital commitments. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the contribution by a stockholder by the net asset value per share of the common stock as of the last day of the Company's fiscal quarter or such other date and price per share as determined by the Board. As of December 31, 2017 and December 31, 2016, aggregate commitments relating to the Private Offering were $1.3 billion and $546.4 million, respectively. The remaining unfunded capital commitments related to these Subscription Agreements totaled $752.6 million and $436.6 million as of December 31, 2017 and December 31, 2016, respectively. As of December 31, 2017 and December 31, 2016, BCSF Advisors, LP contributed in aggregate $4.8 million to the Company and received 241,527.73 shares of the Company and contributed $2.7 million to the Company and received 133,355.50 shares of the Company, respectively. At December 31, 2017 and December 31, 2016, BCSF Advisors, LP owned 0.97% and 2.43%, respectively, of the outstanding common shares of the Company.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 9. Common Stock/Capital (Continued)

        The following table summarizes the total shares issued and amount received related to capital drawdowns delivered pursuant to the Subscription Agreements and shares issued pursuant to the dividend reinvestment plan during the years ended December 31, 2017 and December 31, 2016:

	For the Year Ended December 31,
	2017		2016(1)
	Shares	Amount	Shares	Amount
Total capital drawdowns	19,412,229.60	$392,735,221	5,490,882.30	$109,817,646
Dividend reinvestment	72,700.50	1,475,620	—	—

Total capital drawdowns and dividend reinvestment	19,484,930.10	$394,210,841	5,490,882.30	$109,817,646

(1)
The Company commenced operations on October 13, 2016.

Note 10. Income Tax

        For income tax purposes, dividends paid and distributions made to the Company's stockholders are reported by the Company to the stockholders as ordinary income, capital gains, or a combination thereof. The tax character of distributions during the years ended December 31, 2017 and December 31, 2016 were as follows:

	For the Year Ended December 31,
	2017	2016
Distributions paid from:
Ordinary Income	$16,892,213	$82,363
Net Long-Term Capital Gains	—	—

Total Taxable Distributions	$16,892,213	$82,363

        The following reconciles net increase in net assets resulting from operations to taxable income for the years ended December 31, 2017 and December 31, 2016:

	For the Year Ended December 31,
	2017	2016
Net increase in net assets resulting from operations	$19,299,942	$608,975
Net change in unrealized appreciation (depreciation)	(5,148,118)	(1,690,509)
Expenses not currently deductible	1,093,567	253,576
Income for tax but not book	2,144,121	919,326

Taxable/Distributable Income(1)	$17,389,512	$91,368

(1)
The calculation of estimated 2017 taxable income includes a number of estimated inputs, including information received from third parties and, as a result, actual 2017 taxable income will not be finally determined until the Company's 2017 tax return is filed in 2018 (and, therefore, such estimate is subject to change).

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 10. Income Tax (Continued)

        Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

        Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Because of the loss limitation rules of the Code, some of the tax basis capital losses may be limited in their use. The unused balance will be carried forward and utilized as gains are realized, subject to such limitations.

        As of December 31, 2017 and December 31, 2016, the Company's aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes was as follows:

	As of December 31,
	2017	2016
Tax cost	$821,849,644	$106,251,499
Gross unrealized appreciation	14,857,169	1,692,928
Gross unrealized depreciation	(8,018,542)	(2,419)

Net unrealized appreciation on investments	$6,838,627	$1,690,509

        ASC Topic 740 (Accounting for Uncertainty in Income Taxes ("ASC 740") provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities. As of December 31, 2017, all tax filings of the Company since the inception on October 5, 2015 remain subject to examination by tax authorities.

        The Company has determined that there were no tax positions which met the recognition and measurement requirements of the relevant accounting standards and therefore, the Company did not record an expense related to uncertain positions on the Company's consolidated statements of operations for the year ended December 31, 2017.

        Prior to election to be treated as a RIC, the Company may be subject to income tax. The Company did not qualify to be subject to be taxed as a RIC for the period October 5, 2015 to December 31, 2015. The Company had not commenced operations and did not incur any tax liabilities for the period October 5, 2015 to December 31, 2015.

Note 11. Commitments and Contingencies

Commitments

        The Company's investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11. Commitments and Contingencies (Continued)

        As of December 31, 2017, the Company had $111.3 million of unfunded commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments(2)(3)
First Lien Senior Secured Loans
Ansira Holdings, Inc.—Revolver	12/20/2022	$7,083,500
AP Plastics Group, LLC—Revolver	8/1/2021	7,565,178
Batteries Plus Holding Corporation—Revolver	7/6/2022	4,250,100
Captain D's LLC—Revolver	12/15/2023	843,289
Clinical Innovations—Revolver	10/17/2022	998,161
Cruz Bay Publishing R/C—Revolver	6/6/2019	2,266,720
CST Buyer Company—Revolver	3/1/2023	897,478
Direct Travel, Inc.—Revolver	12/1/2021	4,250,100
Dorner Manufacturing Corp.—Revolver	3/15/2023	659,330
Efficient Collaborative Retail Marketing Company, LLC—Revolver	6/15/2022	3,541,750
ENC Holding Corporation—Revolver	2/8/2023	9,811,825
Endries International, Inc.—Delayed Draw Term Loan	6/1/2023	3,278,355
Endries International, Inc.—Revolver	6/1/2022	2,576,787
FineLine Technologies, Inc.—Revolver	11/2/2021	2,620,724
Great Expressions Dental Centers PC—Delayed Draw Term Loan	9/28/2023	667,000
Great Expressions Dental Centers PC—Revolver	9/28/2022	183,386
International Entertainment Investments Limited—Delayed Draw Term Loan	2/28/2022	558,414
K-Mac Holdings Corp.—Revolver	12/20/2021	1,440,000
Lakeland Tours, LLC—Delayed Draw Term Loan	12/8/2024	186,596
McKissock, LLC—Revolver	8/5/2019	2,125,050
PRCC Holdings, Inc.—Revolver	2/1/2021	3,541,750
Solaray, LLC—Revolver	9/9/2022	8,500,200
Sovos Compliance, LLC—Delayed Draw Term Loan	3/1/2022	4,838,710
Sovos Compliance, LLC—Revolver	3/1/2022	1,451,615
Stanton Carpet Corp.—Revolver	11/21/2022	4,250,100
TEI Holdings Inc.—Revolver	12/20/2022	4,250,100
Tidel Engineering, L.P.—Revolver	3/1/2023	5,666,800
Winchester Electronics Corporation—Revolver	6/30/2021	4,250,100
Zywave, Inc.—Revolver	11/17/2022	991,316

Total First Lien Senior Secured Loans		$93,544,434

Second Lien Senior Secured Loans
NPC International, Inc.—Delayed Draw Term Loan	4/18/2025	8,000,716

Total Second Lien Senior Secured Loans		$8,000,716

Other Unfunded Commitments
BCC Jetstream Holdings Aviation (On II), LLC		9,735,064

Total Other Unfunded Commitments		$9,735,064

Total		$111,280,214

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)
Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate at December 31, 2017.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11. Commitments and Contingencies (Continued)

(3)
Unfunded commitments represent unfunded commitments to fund investments.

        As of December 31, 2016, the Company had $5.2 million of unfunded commitments under loan and financing agreements as follows:

	Expiration Date(1)	Unfunded Commitments
First Lien Senior Secured Loans
FineLine Technologies, Inc.—Revolver	11/2/2021	$2,227,615
Great Expressions Dental Centers PC—Delayed Draw Term Loan	9/28/2023	667,000
Great Expressions Dental Centers PC—Revolver	9/28/2022	1,000,286
Zywave, Inc.—Revolver	11/17/2022	1,279,118

Total First Lien Senior Secured Loans		$5,174,019

Total		$5,174,019

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

Contingencies

        In the normal course of business, the Company may enter into certain contracts that provide a variety of indemnities. The Company's maximum exposure under these indemnities is unknown as it would involve future claims that may be made against the Company. Currently, the Company is not aware of any such claims and no such claims are expected to occur. As such, the Company does not consider it necessary to record a liability in this regard.

Note 12. Earnings Per Share

        In accordance with the provisions of ASC Topic 260, Earnings per Share ("ASC 260"), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of December 31, 2017 and December 31, 2016, there were no dilutive shares.

        The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share resulting from operations for the years ended December 31, 2017 and December 31, 2016:

	For the Year Ended December 31,
Basic and diluted	2017	2016(1)
Net increase in net assets resulting from operations	$19,299,942	$608,975
Weighted average common shares outstanding	19,548,037	1,200,974
Earnings per common share	$0.99	$0.51

(1)
The Company commenced operations on October 13, 2016.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 13. Financial Highlights

        The following is a schedule of financial highlights for the years ended December 31, 2017 and December 31, 2016:

	For the Year Ended December 31,
	2017	2016
Per share data:
Net asset value at beginning of period	$20.10	$—
Net investment income (loss)(1)	0.73	(0.90)
Net realized gain(1)(7)	0.00	—
Net change in unrealized appreciation (depreciation)(1)(2)(8)	0.17	1.01

Net increase in net assets resulting from operations(1)(9)(10)	0.90	0.11
Stockholder distributions from net investment income(3)	(0.70)	(0.01)
Issuance of common stock	—	20.00

Net asset value at end of period	$20.30	$20.10

Net assets at end of period	$506,962,828	$110,344,258
Shares outstanding at end of period	24,975,812.40	5,490,882.30
Total return based on net asset value(4)	4.52%	0.58%
Ratios:
Ratio of net investment income (loss) to average net assets(5)	3.51%	(4.57% )
Ratio of total expenses to average net assets(5)	2.57%	8.25%
Supplemental data:
Ratio of interest and debt financing expenses to average net assets(5)	0.89%	0.11%
Ratio of expenses (without incentive fees) to average net assets(5)	2.38%	7.18%
Ratio of incentive fees to average net assets(5)	0.19%	1.07%
Average debt outstanding	$67,252,515	$484,426
Portfolio turnover(6)	18.57%	1.71%
Total committed capital, end of period	$1,255,119,125	$546,419,790
Ratio of total contributed capital to total committed capital, end of period	40.04%	20.10%

(1)
The per share data was derived by using the weighted average shares outstanding during the period.

(2)
Net change in unrealized appreciation on investments per share may not be consistent with the consolidated statements of operations due to the timing of shareholder transactions.

(3)
The per share data for distributions reflects the actual amount of distributions declared during the period.

(4)
Total return based on net asset value is calculated as the change in net asset value per share during the period, assuming dividends and distributions, if any, are reinvested in accordance with the Company's dividend reinvestment plan. For the year ended December 31, 2016, total return has not been annualized.

(5)
The computation of average net assets during the period is based on averaging net assets for the periods reported.

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 13. Financial Highlights (Continued)

(6)
Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported.

(7)
Net realized gain includes net realized gain on investments, net realized loss on forward currency exchange contracts and net realized loss on foreign currency transactions.

(8)
Net change in unrealized appreciation (depreciation) includes net change in unrealized appreciation on investments, net change in unrealized depreciation on forward currency exchange contracts and net change in unrealized appreciation on foreign currency translation.

(9)
The sum of quarterly per share amounts may not equal earnings per share. This is due to changes in the number of weighted average shares outstanding and the effects of rounding.

(10)
Net increase in net assets resulting from operations per share in these financial highlights may be different from the net increase in net assets per share on the consolidated statements of operations due to rounding.

Note 14. Selected Quarterly Financial Data (unaudited)

        The following are the quarterly results of operations as of and for the years ended December 31, 2017 and December 31, 2016. The operating results for any quarter are not necessarily indicative of results for any future period:

	As of and for the Quarter Ended December 31, 2017	As of and for the Quarter Ended September 30, 2017	As of and for the Quarter Ended June 30, 2017	As of and for the Quarter Ended March 31, 2017
Total investment income	$10,016,446	$7,817,100	$4,529,172	$2,242,416
Net investment income before taxes	$4,823,251	$5,601,912	$2,794,390	$989,652
Excise tax expense	$4,882	$—	$—	$—
Net investment income after taxes	$4,818,369	$5,601,912	$2,794,390	$989,652
Net realized and unrealized gain	$2,096,794	$1,600,027	$775,941	$622,857
Net increase in net assets resulting from operations	$6,915,163	$7,201,939	$3,570,331	$1,612,509
Net realized and unrealized gain per share—basic and diluted	$0.08	$0.06	$0.05	$0.06
Net increase in net assets resulting from operations per share—basic and diluted	$0.28	$0.29	$0.21	$0.15
Net asset value per share at period end	$20.30	$20.33	$20.25	$20.24

BAIN CAPITAL SPECIALTY FINANCE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 14. Selected Quarterly Financial Data (unaudited) (Continued)

	As of and for the Quarter Ended December 31, 2016	As of and for the Quarter Ended September 30, 2016	As of and for the Quarter Ended June 30, 2016	As of and for the Quarter Ended March 31, 2016
Total investment income	$868,550	$—	$—	$—
Net investment loss	$(223,135)	$(858,399)	$—	$—
Net realized and unrealized gain	$1,690,509	$—	$—	$—
Net increase (decrease) in net assets resulting from operations	$1,467,374	$(858,399)	$—	$—
Net realized and unrealized gain per share—basic and diluted	$0.35	$—	$—	$—
Net increase (decrease) in net assets resulting from operations per share—basic and diluted	$0.31	$(858.40)	$—	$—
Net asset value per share at period end	$20.10	$(858.40)	$—	$—

Note 15. Subsequent Events

        On January 17, 2018, the Company delivered a capital drawdown notice to its investors due on January 31, 2018 relating to the sale of 6,163,523.61 shares of the Company's common stock, par value $0.001 per share for an aggregate offering price of $125,427,705.50. The Company has received all proceeds from the sale. With this sale, approximately half of the Company's total commitments will be drawn.

7,500,000 Shares

BAIN CAPITAL SPECIALTY FINANCE, INC.

Common Stock

PROSPECTUS
November 14, 2018

BofA Merrill Lynch

Morgan Stanley

Goldman Sachs & Co. LLC

Citigroup

Credit Suisse

Wells Fargo Securities

Keefe, Bruyette & Woods
                                                A Stifel Company

Janney Montgomery Scott

JMP Securities

Academy Securities